UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-05002

DWS Variable Series II
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
 (Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2011

ITEM 1.	REPORT TO STOCKHOLDERS

JUNE 30, 2011

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Alternative Asset Allocation Plus VIP
Contents
3 Performance Summary
4 Information About Your Fund's Expenses
5 Portfolio Summary
6 Investment Portfolio
7 Statement of Assets and Liabilities
7 Statement of Operations
8 Statement of Changes in Net Assets
9 Financial Highlights
12 Notes to Financial Statements
14 Proxy Voting
16 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, Fund management may favor an asset category that underperforms other assets or markets as a whole. The Fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include stock market risk, credit and interest rate risk, volatility in commodity prices and high-yield debt securities, short sales risk and the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets. The Fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. The Fund also expects to have direct and indirect exposure to derivatives, which may be more volatile and less liquid than traditional securities. The Fund could suffer losses on its derivative positions. See the prospectus for additional risks and specific details regarding the Fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2011

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2011 are 2.33% and 2.58% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying fund in which the Fund invests.
Growth of an Assumed $10,000 Investment in DWS Alternative Asset Allocation Plus VIP from 2/2/09 to 6/30/11
[] DWS Asset Allocation Plus VIP — Class A [] MSCI World Index [] Barclays Capital US Aggregate Bond Index [] Blended Index
The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.
The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the Morgan Stanley Capital International (MSCI) World Index (70%)) and bonds (the Barclays Capital US Aggregate Bond Index (30%)). These results are summed to produce the aggregate benchmark.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

* The Fund commenced offering Class A shares on February 2, 2009. Index returns began on January 31, 2009.
Comparative Results
DWS Alternative Asset Allocation Plus VIP		6-Month‡	1-Year	Life of Fund*
Class A	Growth of $10,000	$10,249	$11,568	$14,558
	Average annual total return	2.49%	15.68%	16.85%
MSCI World Index	Growth of $10,000	$10,529	$13,051	$16,765
	Average annual total return	5.29%	30.51%	23.84%
Barclays Capital US Aggregate Bond Index	Growth of $10,000	$10,272	$10,390	$11,696
	Average annual total return	2.72%	3.90%	6.70%
Blended Index	Growth of $10,000	$10,455	$12,222	$15,188
	Average annual total return	4.55%	22.22%	18.19%
DWS Alternative Asset Allocation Plus VIP		6-Month‡	1-Year	Life of Class**
Class B	Growth of $10,000	$10,230	$11,530	$13,310
	Average annual total return	2.30%	15.30%	14.46%
MSCI World Index	Growth of $10,000	$10,529	$13,051	$14,318
	Average annual total return	5.29%	30.51%	18.80%
Barclays Capital US Aggregate Bond Index	Growth of $10,000	$10,272	$10,390	$11,442
	Average annual total return	2.72%	3.90%	6.68%
Blended Index	Growth of $10,000	$10,455	$12,222	$13,467
	Average annual total return	4.55%	22.22%	14.72%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

* The Fund commenced offering Class A shares on February 2, 2009. Index returns began on January 31, 2009.

** The Fund commenced offering Class B shares on May 18, 2009. Index returns began on May 31, 2009.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimate in the tables. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2011 to June 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2011
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/11	$1,000.00	$1,000.00
Ending Account Value 6/30/11	$1,024.90	$1,023.00
Expenses Paid per $1,000*	$1.31	$2.56
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/11	$1,000.00	$1,000.00
Ending Account Value 6/30/11	$1,023.51	$1,022.07
Expenses Paid per $1,000*	$1.30	$2.56

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios**	Class A	Class B
DWS Variable Series II — DWS Alternative Asset Allocation Plus VIP	.26%	.51%

** The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio)		6/30/11	12/31/10
Emerging Markets	DWS Emerging Markets Equity Fund DWS Enhanced Emerging Market Fixed Income Fund WisdomTree Emerging Markets Local Debt Fund	19%	18%
Market Neutral	DWS Disciplined Market Neutral Fund	15%	18%
Commodities	DWS Enhanced Commodity Strategy Fund	14%	13%
Global Real Estate	DWS RREEF Global Real Estate Securities Fund	14%	14%
Treasury Inflation Protected Securities	DWS Global Inflation Plus Fund	12%	14%
Floating Rate Notes	DWS Floating Rate Plus Fund	10%	5%
Global Infrastructure	DWS RREEF Global Infrastructure Fund	7%	5%
International Small Cap	iShares MSCI EAFE Small Cap Index ETF Vanguard FTSE All World ex-US Small-Cap Fund	3%	2%
Money Market Fund	Central Cash Management Fund	2%	4%
Gold	DWS Gold & Precious Metals Fund	2%	5%
International Treasury Bond	SPDR Barclays Capital International Treasury Bond	2%	2%
		100%	100%

Asset allocation is subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio June 30, 2011 (Unaudited)
	Shares	Value ($)

Mutual Funds 92.0%
DWS Disciplined Market Neutral Fund "Institutional"	622,411	6,031,161
DWS Emerging Markets Equity Fund "Institutional"	215,525	4,049,715
DWS Enhanced Commodity Strategy Fund "Institutional"*	1,339,263	5,999,899
DWS Enhanced Emerging Markets Fixed Income Fund "Institutional"	300,546	3,224,854
DWS Floating Rate Plus Fund "Institutional"	427,895	4,013,654
DWS Global Inflation Plus Fund "Institutional"	449,784	4,808,186
DWS Gold & Precious Metals Fund "Institutional"	38,712	807,155
DWS RREEF Global Infrastructure Fund "Institutional"	269,056	2,825,092
DWS RREEF Global Real Estate Securities Fund "Institutional"	712,630	5,658,282
Total Mutual Funds (Cost $35,156,595)		37,417,998

	Shares	Value ($)

Exchange-Traded Funds 6.9%
iShares MSCI EAFE Small Cap Index Fund	9,056	395,113
SPDR Barclays Capital International Treasury Bond	12,687	783,676
Vanguard FTSE All World ex-US Small-Cap Fund	6,823	700,927
WisdomTree Emerging Markets Local Debt Fund	14,745	789,152
WisdomTree Emerging Markets SmallCap Dividend Fund	2,319	121,818
Total Exchange-Traded Funds (Cost $2,605,238)		2,790,686

Cash Equivalents 2.4%
Central Cash Management Fund (Cost $966,074)	966,074	966,074

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $38,727,907)+	101.3	41,174,758
Other Assets and Liabilities, Net	(1.3)	(503,554)
Net Assets	100.0	40,671,204

* Non-income producing security.

+ The cost for federal income tax purposes was $38,745,386. At June 30, 2011, net unrealized appreciation for all securities based on tax cost was $2,429,372. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,446,851 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $17,479.

EAFE: Europe, Australasia and Far East

FTSE: Financial Times and the London Stock Exchange

MSCI: Morgan Stanley Capital International

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Mutual Funds	$37,417,998	$—	$—	$37,417,998
Exchange-Traded Funds	2,790,686	—	—	2,790,686
Short-Term Investments	966,074	—	—	966,074
Total	$41,174,758	$—	$—	$41,174,758

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended June 30, 2011.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2011 (Unaudited)
Assets
Investments: Investments in affiliated Underlying Funds, at value (cost $36,122,669)	$38,384,072
Investments in non-affiliated Underlying Funds, at value (cost $2,605,238)	2,790,686
Total investments in securities, at value (cost $38,727,907)	41,174,758
Receivable for investments sold	210,000
Receivable for Fund shares sold	92,894
Due from Advisor	652
Other assets	322
Total assets	41,478,626
Liabilities
Payable for investments purchased	775,263
Payable for Fund shares redeemed	37
Accrued expenses and other liabilities	32,122
Total liabilities	807,422
Net assets, at value	$40,671,204
Net Assets Consist of
Undistributed net investment income	108,161
Net unrealized appreciation (depreciation) on investments	2,446,851
Accumulated net realized gain (loss)	(121,219)
Paid-in capital	38,237,411
Net assets, at value	$40,671,204
Class A Net Asset Value, offering and redemption price per share ($7,523,616 ÷ 538,678 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.97
Class B Net Asset Value, offering and redemption price per share ($33,147,588 ÷ 2,372,343 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.97

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2011 (Unaudited)
Investment Income
Income: Income distributions from affiliated Underlying Funds	$182,452
Dividends	17,563
Income distributions — Central Cash Management Fund	526
Total income	200,541
Expenses: Management fee	45,062
Administration fee	17,428
Services to shareholders	549
Distribution service fee (Class B)	35,684
Custodian fee	3,830
Audit and tax fees	20,634
Legal fees	6,851
Reports to shareholders	12,440
Trustees' fees and expenses	2,138
Other	502
Total expenses before expense reductions	145,118
Expense reductions	(63,828)
Total expenses after expense reductions	81,290
Net investment income (loss)	119,251
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of affiliated Underlying Funds	(98,145)
Change in net unrealized appreciation (depreciation) on investments	850,428
Net gain (loss)	752,283
Net increase (decrease) in net assets resulting from operations	$871,534

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations: Net investment income	$119,251	$432,715
Net realized gain (loss)	(98,145)	94,561
Change in net unrealized appreciation (depreciation)	850,428	1,382,244
Net increase (decrease) in net assets resulting from operations	871,534	1,909,520
Distributions to shareholders from: Net investment income: Class A	(92,242)	(29,328)
Class B	(344,882)	(74,563)
Net realized gains: Class A	(18,623)	(23,912)
Class B	(86,109)	(82,873)
Total distributions	(541,856)	(210,676)
Fund share transactions: Class A Proceeds from shares sold	2,796,002	3,888,928
Reinvestment of distributions	110,865	53,240
Payments for shares redeemed	(456,780)	(529,532)
Net increase (decrease) in net assets from Class A share transactions	2,450,087	3,412,636
Class B Proceeds from shares sold	12,749,430	19,061,697
Reinvestment of distributions	430,991	157,436
Payments for shares redeemed	(3,230,983)	(1,070,014)
Net increase (decrease) in net assets from Class B share transactions	9,949,438	18,149,119
Increase (decrease) in net assets	12,729,203	23,260,599
Net assets at beginning of period	27,942,001	4,681,402
Net assets at end of period (including undistributed net investment income of $108,161 and $426,034, respectively)	$40,671,204	$27,942,001
Other Information
Class A Shares outstanding at beginning of period	362,411	101,099
Shares sold	201,461	298,581
Shares issued to shareholders in reinvestment of distributions	7,775	4,172
Shares redeemed	(32,969)	(41,441)
Net increase (decrease) in Class A shares	176,267	261,312
Shares outstanding at end of period	538,678	362,411
Class B Shares outstanding at beginning of period	1,656,043	270,064
Shares sold	914,365	1,454,814
Shares issued to shareholders in reinvestment of distributions	30,202	12,329
Shares redeemed	(228,267)	(81,164)
Net increase (decrease) in Class B shares	716,300	1,385,979
Shares outstanding at end of period	2,372,343	1,656,043

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A	Six Months Ended 6/30/11 (Unaudited)		Year Ended 12/31/10	Period Ended 12/31/09a
Selected Per Share Data
Net asset value, beginning of period	$13.85		$12.63	$10.00
Income (loss) from investment operations: Net investment incomeb	.06		.46	.57
Net realized and unrealized gain (loss)	.29		1.09	2.06
Total from investment operations	.35		1.55	2.63
Less distributions from: Net investment income	(.19)		(.18)	—
Net realized gains	(.04)		(.15)	—
Total distributions	(.23)		(.33)	—
Net asset value, end of period	$13.97		$13.85	$12.63
Total Return (%)c,d	2.49	**	12.46	26.30	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8		5	1
Ratio of expenses before expense reductions (%)e	.63	*	.94	11.67	*
Ratio of expenses after expense reductions (%)e	.26	*	.21	.21	*
Ratio of net investment income (%)	.89	*	3.51	5.39	*
Portfolio turnover rate (%)	19	**	6	155	**
a For the period from February 2, 2009 (commencement of operations of Class A shares) to December 31, 2009.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return would have been lower if the Advisor had not reduced some affiliated Underlying Funds' expenses.
e The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the affiliated Underlying Funds and non-affiliated funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized ** Not annualized

Class B	Six Months Ended 6/30/11 (Unaudited)		Year Ended 12/31/10	Period Ended 12/31/09a
Selected Per Share Data
Net asset value, beginning of period	$13.84		$12.61	$10.87
Income (loss) from investment operations: Net investment incomeb	.04		.42	.35
Net realized and unrealized gain (loss)	.28		1.09	1.39
Total from investment operations	.32		1.51	1.74
Less distributions from: Net investment income	(.15)		(.13)	—
Net realized gains	(.04)		(.15)	—
Total distributions	(.19)		(.28)	—
Net asset value, end of period	$13.97		$13.84	$12.61
Total Return (%)c,d	2.30	**	12.15	16.01	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33		23	3
Ratio of expenses before expense reductions (%)e	.88	*	1.19	5.37	*
Ratio of expenses after expense reductions (%)e	.51	*	.46	.61	*
Ratio of net investment income (%)	.64	*	3.26	4.66	*
Portfolio turnover rate (%)	19	**	6	155	**
a For the period from May 18, 2009 (commencement of operations of Class B shares) to December 31, 2009.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return would have been lower if the Advisor had not reduced some affiliated Underlying Funds' expenses.
e The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the affiliated Underlying Funds and non-affiliated funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Alternative Asset Allocation Plus VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated DWS funds (the "Underlying DWS Funds"), derivative investments and exchange-traded funds ("ETFs"). ETFs and Underlying DWS Funds are collectively referred to as "Underlying Funds." Each Underlying DWS Fund's accounting policies and investment holdings are outlined in the Underlying DWS Funds' financial statements and are available upon request.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments in the Underlying Funds are valued at the net asset value per share of each class of the Underlying Funds and are categorized as Level 1.

ETFs are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior two fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend Income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

B. Purchases and Sales of Securities

During the six months ended June 30, 2011, purchases and sales of affiliated Underlying Funds (excluding short-term investments) aggregated $18,034,952 and $6,735,000, respectively. Purchases and sales of non-affiliated Underlying Funds (excluding short-term investments) aggregated $1,477,909 and $0, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, QS Investors renders strategic asset allocation services for the Fund. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

RREEF America L.L.C. ("RREEF") acts as an investment sub-advisor to the Fund. As an investment subadvisor to the Funds, RREEF provides investment management services to the portions of Fund's portfolio allocated to direct investments in global real estate and global infrastructure securities. RREEF is paid by the Advisor for the services RREEF provides to the Fund. As of the date of this report, the Fund obtained its exposure to global real estate and global infrastructure securities indirectly through investments in other Underlying DWS Funds.

The Fund does not invest in the Underlying DWS Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying DWS Fund's outstanding shares. At June 30, 2011, the Fund did not invest in more than 5% of any Underlying DWS Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
On assets invested in other DWS Funds	.200%
On assets invested in all other assets not considered DWS Funds	1.200%

In addition, the Advisor will receive management fees from managing the Underlying DWS Funds in which the Fund invests.

For the period from January 1, 2010 through April 30, 2011, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and Underlying Funds) of each class as follows:
Class A	.21%
Class B	.61%

For the period from May 1, 2011 through April 30, 2012, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and Underlying Funds) of each class as follows:
Class A	.35%
Class B	.75%

For the six months ended June 30, 2011, the Advisor has agreed to waive 0.15% of the monthly management fee based on average daily net assets for the Fund.

Accordingly, for the six months ended June 30, 2011, the fee pursuant to the Investment Management Agreement charged to the Fund was $45,062, all of which was waived, resulting in an annualized effective rate of 0.00% of the Fund's average daily net assets.

In addition, for the six months ended June 30, 2011, the Advisor waived $1,316 of other expenses.

The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2011, the Administration Fee was $17,428, all of which was waived.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at June 30, 2011
Class A	$22	$22	$—
Class B	23	—	23
	$45	$22	$23

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2011, the Distribution Service Fee aggregated $35,684, of which $6,566 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $10,085, of which $568 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

E. Ownership of the Fund

At June 30, 2011, one Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 98%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 95%.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2AAAP-3 (R-023287-1 8/11)

JUNE 30, 2011

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Balanced VIP
Contents
3 Performance Summary
4 Information About Your Fund's Expenses
5 Portfolio Summary
6 Investment Portfolio
22 Statement of Assets and Liabilities
22 Statement of Operations
23 Statement of Changes in Net Assets
25 Financial Highlights
26 Notes to Financial Statements
32 Proxy Voting
33 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The Fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Stocks may decline in value. See the prospectus for details

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2011

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2011 is 0.67% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.
Growth of an Assumed $10,000 Investment in DWS Balanced VIP
[] DWS Balanced VIP — Class A [] Russell 1000® Index [] Barclays Capital US Aggregate Bond Index

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Balanced VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,362	$11,875	$10,822	$11,751	$12,919
	Average annual total return	3.62%	18.75%	2.67%	3.28%	2.59%
Russell 1000 Index	Growth of $10,000	$10,637	$13,193	$11,145	$11,763	$13,716
	Average annual total return	6.37%	31.93%	3.68%	3.30%	3.21%
Barclays Capital US Aggregate Bond Index	Growth of $10,000	$10,272	$10,390	$12,065	$13,715	$17,481
	Average annual total return	2.72%	3.90%	6.46%	6.52%	5.74%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2011 to June 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2011
Actual Fund Return	Class A
Beginning Account Value 1/1/11	$1,000.00
Ending Account Value 6/30/11	$1,036.20
Expenses Paid per $1,000*	$3.03
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/11	$1,000.00
Ending Account Value 6/30/11	$1,021.82
Expenses Paid per $1,000*	$3.01

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Balanced VIP	.60%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/11	12/31/10

Common Stocks	53%	55%
Exchange-Traded Funds — Equity	5%	5%
Total Equity	58%	60%

Government & Agency Obligations	10%	9%
Exchange-Traded Funds — Fixed income	8%	7%
Corporate Bonds	6%	7%
Mortgage-Backed Securities Pass-Throughs	6%	7%
Commercial Mortgage-Backed Securities	3%	2%
Asset-Backed	1%	0%
Municipal Bonds and Notes	0%	1%
Preferred Stocks	0%	1%
Total Fixed Income	34%	34%

Cash Equivalents	8%	6%
	100%	100%

Sector Diversification (As a % of Equities, Corporate Bonds, Senior Loans and Preferred Securities)	6/30/11	12/31/10

Information Technology	16%	16%
Financials	15%	13%
Energy	12%	14%
Health Care	12%	10%
Industrials	11%	11%
Consumer Discretionary	11%	12%
Consumer Staples	9%	9%
Materials	5%	6%
Utilities	5%	4%
Telecommunication Services	4%	5%
	100%	100%

Asset allocation and sector diversification exclude derivatives and are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio June 30, 2011 (Unaudited)
	Shares	Value ($)

Common Stocks 53.8%
Consumer Discretionary 5.4%
Auto Components 0.9%
Autoliv, Inc.	8,231	645,722
BorgWarner, Inc.*	10,596	856,051
Continental AG*	2,940	308,683
Minth Group Ltd.	90,486	146,839
Nippon Seiki Co., Ltd.	8,574	113,740
TRW Automotive Holdings Corp.*	7,920	467,517
		2,538,552
Automobiles 0.1%
Honda Motor Co., Ltd.	7,567	291,659
Distributors 0.2%
Genuine Parts Co.	11,463	623,587
Li & Fung Ltd.	56,000	112,629
		736,216
Diversified Consumer Services 0.3%
H&R Block, Inc.	54,638	876,394
Hotels Restaurants & Leisure 1.3%
Bwin.Party Digital Entertainment PLC*	15,660	37,774
Carnival Corp. (Units)	26,529	998,286
Darden Restaurants, Inc.	15,717	782,078
Domino's Pizza UK & IRL PLC	10,905	70,658
McDonald's Corp.	9,344	787,886
Paddy Power PLC	3,140	170,649
REXLot Holdings Ltd.	1,202,664	116,312
Starwood Hotels & Resorts Worldwide, Inc.	17,344	971,958
Trump Entertainment Resorts, Inc.*	2	37
		3,935,638
Household Durables 0.1%
Hajime Construction Co., Ltd.	3,264	86,340
Jarden Corp.	1,779	61,393
		147,733
Leisure Equipment & Products 0.1%
Universal Entertainment Corp.	5,166	172,576
Media 0.4%
Aegis Group PLC	23,040	59,137
Charm Communications, Inc. (ADR)*	5,970	71,043
Dex One Corp.*	245	620
JC Decaux SA*	3,392	108,661
News Corp. "A"	58,237	1,030,795
SuperMedia, Inc.*	43	161
Vertis Holdings, Inc.*	111	1,969
		1,272,386
Multiline Retail 0.3%
Dollar General Corp.*	10,690	362,284
Nordstrom, Inc.	12,830	602,240
		964,524
Specialty Retail 1.1%
Advance Auto Parts, Inc.	1,691	98,907
Aeropostale, Inc.*	4,315	75,512
AutoZone, Inc.*	1,707	503,309
Best Buy Co., Inc.	10,732	337,092
Dick's Sporting Goods, Inc.*	18,212	700,251
	Shares	Value ($)

Guess?, Inc.	2,261	95,098
Hennes & Mauritz AB "B"	3,500	120,624
hhgregg, Inc.*	3,791	50,799
Industria de Diseno Textil SA	1,660	151,586
L'Occitane International SA*	24,785	66,357
Limited Brands, Inc.	28,706	1,103,746
Urban Outfitters, Inc.*	3,012	84,788
		3,388,069
Textiles, Apparel & Luxury Goods 0.6%
Burberry Group PLC	4,013	93,302
Deckers Outdoor Corp.*	2,239	197,346
Luxottica Group SpA	4,500	144,251
NIKE, Inc. "B"	13,382	1,204,112
		1,639,011
Consumer Staples 5.1%
Beverages 1.2%
Anheuser-Busch InBev NV	4,600	266,731
C&C Group PLC	27,420	142,696
Carlsberg AS "B"	2,500	272,034
Central European Distribution Corp.*	1,961	21,963
Foster's Group Ltd.	19,600	108,504
Heineken NV	14,200	854,087
PepsiCo, Inc.	28,509	2,007,889
Treasury Wine Estates Ltd.*	6,533	23,824
		3,697,728
Food & Staples Retailing 1.7%
Costco Wholesale Corp.	11,429	928,492
CVS Caremark Corp.	29,327	1,102,109
Kroger Co.	25,886	641,973
Tesco PLC	44,000	284,173
Wal-Mart Stores, Inc.	24,840	1,319,998
Wesfarmers Ltd.	4,077	139,720
Whole Foods Market, Inc.	4,958	314,585
William Morrison Supermarkets PLC	23,100	110,375
Woolworths Ltd.	10,200	304,160
		5,145,585
Food Products 1.3%
Diamond Foods, Inc.	2,594	198,026
General Mills, Inc.	14,715	547,692
Golden Agri-Resources Ltd.	274,000	152,273
Green Mountain Coffee Roasters, Inc.*	1,362	121,572
Kellogg Co.	31,919	1,765,759
Mead Johnson Nutrition Co.	9,016	609,031
Nestle SA (Registered)	2,006	124,672
SunOpta, Inc.*	17,401	123,721
Unilever PLC	4,600	148,446
		3,791,192
Household Products 0.1%
Reckitt Benckiser Group PLC	5,400	298,152
Personal Products 0.1%
Beiersdorf AG	2,270	147,305
Tobacco 0.7%
Altria Group, Inc.	44,430	1,173,396
Philip Morris International, Inc.	13,750	918,088
		2,091,484
	Shares	Value ($)

Energy 6.7%
Energy Equipment & Services 2.0%
AMEC PLC	7,384	129,040
Complete Production Services, Inc.*	3,070	102,415
Dresser-Rand Group, Inc.*	2,009	107,984
Halliburton Co.	9,600	489,600
John Wood Group PLC	10,486	109,031
Lamprell PLC	16,170	97,951
National Oilwell Varco, Inc.	13,484	1,054,584
Noble Corp.	22,458	885,070
Oil States International, Inc.*	7,043	562,806
ProSafe SE	8,450	63,618
SBM Offshore NV	5,583	147,685
Schlumberger Ltd.	12,763	1,102,723
Seadrill Ltd.	4,200	147,844
Technip SA	2,660	284,936
Tecnicas Reunidas SA	1,045	53,775
Transocean Ltd.	9,784	631,655
		5,970,717
Oil, Gas & Consumable Fuels 4.7%
Anadarko Petroleum Corp.	12,421	953,436
Approach Resources, Inc.*	2,573	58,330
BP PLC	121,700	896,685
Canadian Natural Resources Ltd.	20,140	843,060
Chevron Corp.	11,582	1,191,093
Cloud Peak Energy, Inc.*	3,229	68,778
ConocoPhillips	10,952	823,481
EOG Resources, Inc.	9,618	1,005,562
Exxon Mobil Corp.	10,516	855,792
INPEX Corp.	40	295,309
Marathon Oil Corp.	36,926	1,945,262
Nexen, Inc.	29,198	656,955
Northern Oil & Gas, Inc.*	2,904	64,324
Occidental Petroleum Corp.	20,458	2,128,450
Origin Energy Ltd.	8,300	141,141
Plains Exploration & Production Co.*	13,306	507,225
Royal Dutch Shell PLC "B"	7,700	274,861
Suncor Energy, Inc.	28,257	1,104,849
Ultra Petroleum Corp.*	1,274	58,349
Woodside Petroleum Ltd.	2,931	129,292
		14,002,234
Financials 6.5%
Capital Markets 1.2%
Affiliated Managers Group, Inc.*	837	84,914
Ameriprise Financial, Inc.	7,094	409,182
Ashmore Group PLC	24,681	157,747
Charles Schwab Corp.	28,274	465,107
ICAP PLC	7,822	59,358
Jefferies Group, Inc.	4,267	87,047
Lazard Ltd. "A"	1,701	63,107
Morgan Stanley	29,583	680,705
Partners Group Holding AG	691	122,299
T. Rowe Price Group, Inc.	21,449	1,294,233
UOB-Kay Hian Holdings Ltd.	44,575	58,833
Waddell & Reed Financial, Inc. "A"	2,092	76,044
		3,558,576
Commercial Banks 1.0%
Australia & New Zealand Banking Group Ltd.	5,618	132,678
BOC Hong Kong (Holdings) Ltd.	146,000	423,936
	Shares	Value ($)

Dah Sing Banking Group Ltd.	39,579	55,706
DGB Financial Group, Inc.*	6,545	99,311
DnB NOR ASA	18,200	253,693
Lloyds Banking Group PLC*	151,000	118,650
National Australia Bank Ltd.	9,961	274,827
Prosperity Bancshares, Inc.	2,109	92,416
Resona Holdings, Inc.	27,200	128,091
Societe Generale	23,364	1,384,820
Zions Bancorp.	3,112	74,719
		3,038,847
Consumer Finance 0.0%
Kiatnakin Bank PCL (Foreign Registered)	56,609	60,800
Magma Fincorp Ltd.	663	1,086
		61,886
Diversified Financial Services 0.4%
ING Groep NV (CVA)*	22,326	275,398
JPMorgan Chase & Co.	22,122	905,675
		1,181,073
Insurance 3.3%
Allianz SE (Registered)	10,280	1,436,293
Assurant, Inc.	22,130	802,655
AXA SA	42,424	963,195
Fidelity National Financial, Inc. "A"	43,138	678,992
HCC Insurance Holdings, Inc.	21,261	669,722
Lincoln National Corp.	39,101	1,113,987
MetLife, Inc.	14,617	641,248
Old Mutual PLC	63,969	136,968
PartnerRe Ltd.	14,850	1,022,423
Prudential Financial, Inc.	16,947	1,077,660
Transatlantic Holdings, Inc.	12,227	599,245
Zurich Financial Services AG*	3,400	859,338
		10,001,726
Real Estate Investment Trusts 0.3%
CapitaMall Trust (REIT)	350,000	533,815
Klepierre (REIT)	3,600	148,559
Westfield Group (REIT) (Units)	15,100	140,713
		823,087
Real Estate Management & Development 0.3%
K Wah International Holdings Ltd.	266,509	98,732
Mitsubishi Estate Co., Ltd.	17,600	308,965
Mitsui Fudosan Co., Ltd.	17,000	293,088
Sumitomo Realty & Development Co., Ltd.	4,000	89,428
		790,213
Health Care 6.5%
Biotechnology 1.2%
Amgen, Inc.*	5,649	329,619
Celgene Corp.*	22,199	1,339,044
Gilead Sciences, Inc.*	41,865	1,733,630
Metabolix, Inc.*	3,431	24,497
Onyx Pharmaceuticals, Inc.*	1,688	59,586
		3,486,376
Health Care Equipment & Supplies 1.3%
Accuray, Inc.*	9,687	77,593
Baxter International, Inc.	20,984	1,252,535
Becton, Dickinson & Co.	9,573	824,906
CareFusion Corp.*	17,624	478,844
CONMED Corp.*	2,230	63,510
Edwards Lifesciences Corp.*	5,620	489,952
Kinetic Concepts, Inc.*	1,792	103,273
	Shares	Value ($)

Merit Medical Systems, Inc.*	1,705	30,639
NxStage Medical, Inc.*	5,004	104,183
Sirona Dental Systems, Inc.*	1,420	75,402
Terumo Corp.	5,300	286,403
Thoratec Corp.*	4,537	148,904
		3,936,144
Health Care Providers & Services 2.0%
Aetna, Inc.	11,051	487,239
Centene Corp.*	4,013	142,582
Express Scripts, Inc.*	23,774	1,283,321
Fleury SA	9,033	131,561
Fresenius Medical Care AG & Co. KGaA	5,241	391,847
Humana, Inc.	7,952	640,454
McKesson Corp.	26,028	2,177,242
WellPoint, Inc.	7,999	630,081
		5,884,327
Health Care Technology 0.1%
SXC Health Solutions Corp.*	2,659	156,668
Life Sciences Tools & Services 0.2%
Life Technologies Corp.*	2,261	117,730
Thermo Fisher Scientific, Inc.*	10,400	669,656
		787,386
Pharmaceuticals 1.7%
AstraZeneca PLC	2,942	146,899
Eisai Co., Ltd.	9,000	351,510
Flamel Technologies SA (ADR)*	11,590	62,007
GlaxoSmithKline PLC	65,900	1,410,963
Merck & Co., Inc.	31,487	1,111,176
Merck KGaA	1,390	151,050
Novartis AG (Registered)	2,510	153,756
Novo Nordisk AS "B"	2,317	290,490
Pacira Pharmaceuticals. Inc.*	8,434	101,208
Questcor Pharmaceuticals, Inc.*	7,602	183,208
Teva Pharmaceutical Industries Ltd. (ADR)	21,887	1,055,391
VIVUS, Inc.*	6,982	56,834
		5,074,492
Industrials 6.7%
Aerospace & Defense 1.8%
BAE Systems PLC	16,300	83,326
BE Aerospace, Inc.*	3,097	126,389
European Aeronautic Defence & Space Co. NV	15,500	518,807
Northrop Grumman Corp.	12,413	860,842
Raytheon Co.	16,466	820,830
TransDigm Group, Inc.*	7,739	705,719
United Technologies Corp.	26,072	2,307,633
		5,423,546
Airlines 0.1%
Cebu Air, Inc.	33,058	69,573
Ryanair Holdings PLC (ADR)	3,097	90,866
		160,439
Building Products 0.4%
Compagnie de Saint-Gobain	13,500	874,281
Congoleum Corp.*	190,000	0
Daikin Industries Ltd.	4,600	163,024
		1,037,305
Commercial Services & Supplies 0.3%
Babcock International Group PLC	13,356	152,609
Quad Graphics, Inc.	38	1,477
	Shares	Value ($)

Serco Group PLC	8,918	79,035
Stericycle, Inc.*	8,102	722,050
		955,171
Construction & Engineering 0.1%
Aecom Technology Corp.*	3,513	96,045
Chicago Bridge & Iron Co. NV	3,765	146,459
Shui On Construction & Materials Ltd.	48,522	65,267
Yongnam Holdings Ltd.	204,514	44,274
		352,045
Electrical Equipment 0.9%
AMETEK, Inc.	22,259	999,429
Mitsubishi Electric Corp.	28,900	335,635
Prysmian SpA	3,288	66,137
Roper Industries, Inc.	10,892	907,303
Schneider Electric SA	1,695	283,187
		2,591,691
Industrial Conglomerates 0.0%
Keppel Corp., Ltd.	1	9
Machinery 1.9%
Altra Holdings, Inc.*	3,363	80,678
Amtek Engineering Ltd.*	114,245	92,275
Andritz AG	1,127	116,044
Austal Ltd.	25,013	74,721
Charter International PLC	5,093	64,745
Dover Corp.	22,913	1,553,501
EVA Precision Industrial Holdings Ltd.	404,394	124,303
Joy Global, Inc.	678	64,573
Meritor, Inc.*	23,973	384,527
Nabtesco Corp.	5,800	140,625
Navistar International Corp.*	12,553	708,742
Parker Hannifin Corp.	15,975	1,433,596
Rational AG	449	118,334
Rotork PLC	3,404	92,115
SMC Corp.	400	72,067
SPX Corp.	7,757	641,194
		5,762,040
Marine 0.1%
Kawasaki Kisen Kaisha Ltd.	43,000	150,423
Mitsui O.S.K Lines Ltd.	31,229	168,055
		318,478
Professional Services 0.0%
Brunel International NV	1,933	85,273
Road & Rail 0.5%
Norfolk Southern Corp.	20,575	1,541,685
Trading Companies & Distributors 0.6%
JFE Shoji Holdings, Inc.	13,581	66,548
MISUMI Group, Inc.	5,366	138,946
Mitsubishi Corp.	58,967	1,477,415
Sumikin Bussan Corp.	27,841	67,586
		1,750,495
Transportation Infrastructure 0.0%
Koninklijke Vopak NV	2,560	125,449
Information Technology 9.4%
Communications Equipment 1.2%
Brocade Communications Systems, Inc.*	72,290	466,993
Cisco Systems, Inc.	37,759	589,418
Harris Corp.	1,867	84,127
Nokia Corp.	16,000	103,338
	Shares	Value ($)

QUALCOMM, Inc.	35,395	2,010,082
Riverbed Technology, Inc.*	8,971	355,162
Sycamore Networks, Inc.	2,491	55,400
		3,664,520
Computers & Peripherals 2.0%
Apple, Inc.*	10,432	3,501,709
EMC Corp.*	69,445	1,913,210
Hewlett-Packard Co.	13,344	485,722
		5,900,641
Electronic Equipment, Instruments & Components 0.2%
Cognex Corp.	2,280	80,781
E Ink Holdings, Inc.*	56,742	106,990
Itron, Inc.*	2,224	107,108
Kingboard Chemical Holdings Ltd.	19,661	91,659
Nippon Electric Glass Co., Ltd.	9,000	115,293
Star Micronics Co., Ltd.	5,833	69,175
Venture Corp., Ltd.	12,752	88,787
		659,793
Internet Software & Services 0.3%
Google, Inc. "A"*	1,288	652,217
Internet Initiative Japan, Inc.	23	89,156
Meetic*	879	19,072
NIC, Inc.	6,210	83,587
United Internet AG (Registered)	5,689	119,577
		963,609
IT Services 1.1%
Accenture PLC "A"	16,691	1,008,470
Cap Gemini	4,900	287,090
Cardtronics, Inc.*	5,271	123,605
Digital Garage, Inc.*	18	73,528
International Business Machines Corp.	4,928	845,398
VeriFone Systems, Inc.*	19,430	861,721
		3,199,812
Semiconductors & Semiconductor Equipment 1.1%
ARM Holdings PLC	13,511	127,781
EZchip Semiconductor Ltd.*	1,906	70,465
FSI International, Inc.*	14,306	39,198
Intel Corp.	101,555	2,250,459
Lam Research Corp.*	1,127	49,904
Skyworks Solutions, Inc.*	28,826	662,421
		3,200,228
Software 3.5%
Adobe Systems, Inc.*	10,005	314,657
Check Point Software Technologies Ltd.*	12,150	690,727
Concur Technologies, Inc.*	10,171	509,262
Dassault Systemes SA	16,200	1,379,308
Microsoft Corp.	94,287	2,451,462
NetQin Mobile, Inc. "A" (ADR)* (b)	2,799	15,394
Oracle Corp.	64,547	2,124,242
Rovi Corp.*	1,674	96,021
SAP AG	34,098	2,062,319
Solera Holdings, Inc.	11,561	683,949
TiVo, Inc.*	5,675	58,396
VanceInfo Technologies, Inc. (ADR)*	2,712	62,674
		10,448,411
	Shares	Value ($)

Materials 2.8%
Chemicals 1.6%
Air Products & Chemicals, Inc.	12,865	1,229,637
Huntsman Corp.	68,938	1,299,481
Lanxess AG	3,200	262,343
Praxair, Inc.	8,859	960,227
STR Holdings, Inc.*	3,279	48,923
The Mosaic Co.	11,742	795,286
		4,595,897
Containers & Packaging 0.5%
Owens-Illinois, Inc.*	18,058	466,077
Sonoco Products Co.	29,658	1,054,045
		1,520,122
Metals & Mining 0.7%
Cliffs Natural Resources, Inc.	718	66,379
Freeport-McMoRan Copper & Gold, Inc.	27,432	1,451,153
Lynas Corp., Ltd.*	47,284	102,952
Newcrest Mining Ltd.	6,550	265,868
Northam Platinum Ltd.	7,994	50,310
Randgold Resources Ltd. (ADR)	921	77,410
Thompson Creek Metals Co., Inc.*	5,513	55,020
		2,069,092
Paper & Forest Products 0.0%
Schweitzer-Mauduit International, Inc.	1,793	100,677
Telecommunication Services 2.0%
Diversified Telecommunication Services 1.3%
AT&T, Inc.	46,605	1,463,863
CenturyLink, Inc.	36,937	1,493,363
Inmarsat PLC	14,600	130,329
TeliaSonera AB	115,800	849,507
		3,937,062
Wireless Telecommunication Services 0.7%
American Tower Corp. "A"*	19,137	1,001,439
Softbank Corp.	7,300	276,486
Vodafone Group PLC (ADR)	33,702	900,517
		2,178,442
Utilities 2.7%
Electric Utilities 2.0%
American Electric Power Co., Inc.	21,326	803,564
Duke Energy Corp.	37,361	703,508
Entergy Corp.	12,976	886,001
Exelon Corp.	25,175	1,078,497
FirstEnergy Corp.	29,293	1,293,286
Kyushu Electric Power Co., Inc.	8,100	146,057
Red Electrica Corporacion SA	4,600	277,965
Southern Co.	19,094	771,016
Tokyo Electric Power Co., Inc.	28,100	115,421
		6,075,315
Gas Utilities 0.1%
Snam Rete Gas SpA	50,800	300,737
Multi-Utilities 0.6%
Centrica PLC	27,800	144,256
GDF Suez	7,294	266,938
National Grid PLC	14,500	142,690
PG&E Corp.	25,175	1,058,105
		1,611,989
Total Common Stocks (Cost $130,132,762)		160,417,929

	Shares	Value ($)

Preferred Stocks 0.2%
Consumer Discretionary
Porsche Automobil Holding SE	4,100	325,220
Volkswagen AG	1,496	308,438
Total Preferred Stocks (Cost $571,209)		633,658

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	80	2
Information Technology 0.0%
Kingboard Chemical Holdings Ltd., Expiration Date 10/31/2012*	3,400	1,770
Materials 0.0%
Hercules Trust II, Expiration Date 3/31/2029*	170	1,708
Total Warrants (Cost $30,283)		3,480

		Principal Amount ($) (a)	Value ($)

Corporate Bonds 6.2%
Consumer Discretionary 0.9%
AMC Entertainment, Inc.:
8.0%, 3/1/2014		35,000	35,087
8.75%, 6/1/2019		35,000	36,925
Asbury Automotive Group, Inc., 7.625%, 3/15/2017		35,000	34,738
Avis Budget Car Rental LLC, 8.25%, 1/15/2019		15,000	15,188
CanWest LP, 144A, 9.25%, 8/1/2015*		25,000	4,250
Carrols Corp., 9.0%, 1/15/2013		15,000	15,038
CBS Corp., 5.9%, 10/15/2040		270,000	258,426
DineEquity, Inc., 144A, 9.5%, 10/30/2018		10,000	10,850
DIRECTV Holdings LLC:
6.0%, 8/15/2040		530,000	537,364
6.35%, 3/15/2040		51,000	53,648
DISH DBS Corp.:
6.625%, 10/1/2014		40,000	42,100
7.125%, 2/1/2016		35,000	36,925
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015*		25,000	13
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		30,000	30,675
Home Depot, Inc.:
5.4%, 9/15/2040		125,000	119,190
5.875%, 12/16/2036		50,000	51,172
Mediacom Broadband LLC, 8.5%, 10/15/2015		20,000	20,500
NBCUniversal Media LLC, 144A, 5.95%, 4/1/2041		247,000	251,172
Penske Automotive Group, Inc., 7.75%, 12/15/2016		50,000	51,000
Sears Holdings Corp., 144A, 6.625%, 10/15/2018		10,000	9,275
TCI Communications, Inc., 8.75%, 8/1/2015		135,000	165,705
Time Warner, Inc.:
5.875%, 11/15/2016		147,000	168,027
6.2%, 3/15/2040		175,000	179,283
7.625%, 4/15/2031		175,000	209,961
		Principal Amount ($) (a)	Value ($)

Travelport LLC, 4.879%**, 9/1/2014		20,000	17,050
Unitymedia Hessen GmbH & Co., KG, 144A, 8.125%, 12/1/2017		100,000	106,250
Yum! Brands, Inc.:
3.875%, 11/1/2020		210,000	203,840
5.3%, 9/15/2019		65,000	69,867
			2,733,519
Consumer Staples 0.5%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/2019		500,000	629,022
CVS Caremark Corp., 5.75%, 5/15/2041		130,000	127,820
Kraft Foods, Inc., 5.375%, 2/10/2020		600,000	655,919
Kroger Co., 5.4%, 7/15/2040		110,000	105,703
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012		108,750	106,847
SUPERVALU, Inc., 8.0%, 5/1/2016		10,000	10,200
			1,635,511
Energy 0.7%
BreitBurn Energy Partners LP, 8.625%, 10/15/2020		10,000	10,550
Bristow Group, Inc., 7.5%, 9/15/2017		30,000	31,425
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		200,000	261,395
El Paso Corp., 7.25%, 6/1/2018		20,000	22,464
Enterprise Products Operating LLC, 6.125%, 10/15/2039		230,000	233,897
Kinder Morgan Energy Partners LP:
6.5%, 9/1/2039		50,000	51,919
7.3%, 8/15/2033		360,000	410,165
ONEOK Partners LP, 6.15%, 10/1/2016		201,000	231,280
Petrohawk Energy Corp., 7.875%, 6/1/2015		15,000	15,712
Plains All American Pipeline LP, 8.75%, 5/1/2019		300,000	377,406
Stone Energy Corp., 6.75%, 12/15/2014		25,000	24,875
Weatherford International Ltd., 5.125%, 9/15/2020		300,000	306,306
Williams Partners LP, 4.125%, 11/15/2020		253,000	242,853
			2,220,247
Financials 2.4%
American Express Co., 7.0%, 3/19/2018		390,000	458,966
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		36,400	22,022
Bank of America Corp., Series L, 7.625%, 6/1/2019		410,000	474,941
Bunge Ltd. Finance Corp., 4.1%, 3/15/2016		110,000	114,584
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		30,000	32,400
CIT Group, Inc.:
7.0%, 5/1/2015		355	355
144A, 7.0%, 5/4/2015		65,000	65,081
Citigroup, Inc., 5.375%, 8/9/2020		500,000	521,781
CNA Financial Corp., 5.75%, 8/15/2021		365,000	376,895
Fifth Third Bancorp., 5.45%, 1/15/2017		429,000	459,511
		Principal Amount ($) (a)	Value ($)

General Electric Capital Corp., 5.3%, 2/11/2021		185,000	192,500
Hartford Financial Services Group, Inc., 5.95%, 10/15/2036		150,000	141,242
JPMorgan Chase & Co., 2.6%, 1/15/2016		700,000	690,360
KeyCorp, 5.1%, 3/24/2021		250,000	254,623
Lincoln National Corp., 8.75%, 7/1/2019		190,000	239,761
MetLife, Inc.:
6.75%, 6/1/2016		113,000	131,527
7.717%, 2/15/2019		250,000	302,606
Morgan Stanley:
3.45%, 11/2/2015		45,000	44,576
5.75%, 1/25/2021		260,000	263,076
Nationwide Financial Services, Inc., 144A, 5.375%, 3/25/2021		119,000	119,528
Navios Maritime Acquisition Corp., 8.625%, 11/1/2017		10,000	9,850
Nielsen Finance LLC, 144A, 7.75%, 10/15/2018		10,000	10,500
PNC Bank NA, 6.875%, 4/1/2018		300,000	353,594
Prudential Financial, Inc.:
Series B, 5.1%, 9/20/2014		100,000	108,718
6.2%, 1/15/2015		100,000	111,954
7.375%, 6/15/2019		30,000	35,577
Royal Bank of Scotland PLC, 6.125%, 1/11/2021		210,000	215,274
Santander US Debt SA Unipersonal, 144A, 2.991%, 10/7/2013		500,000	498,862
SunTrust Banks, Inc., 3.6%, 4/15/2016		98,000	98,951
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018		400,000	435,337
Tropicana Entertainment LLC, 9.625%, 12/15/2014*		75,000	38
Wells Fargo & Co., 4.6%, 4/1/2021		310,000	311,721
			7,096,711
Health Care 0.5%
Amgen, Inc., 5.65%, 6/15/2042		89,000	89,144
Express Scripts, Inc.:
6.25%, 6/15/2014		250,000	281,531
7.25%, 6/15/2019		320,000	382,741
HCA, Inc., 8.5%, 4/15/2019		10,000	11,050
McKesson Corp., 4.75%, 3/1/2021		200,000	207,535
Quest Diagnostics, Inc.:
4.7%, 4/1/2021		300,000	307,091
6.4%, 7/1/2017		250,000	288,443
			1,567,535
Industrials 0.3%
Actuant Corp., 6.875%, 6/15/2017		20,000	20,450
ARAMARK Corp., 8.5%, 2/1/2015		10,000	10,388
BE Aerospace, Inc., 8.5%, 7/1/2018		50,000	54,562
Belden, Inc., 7.0%, 3/15/2017		25,000	25,625
Cenveo Corp., 144A, 10.5%, 8/15/2016		10,000	9,825
Congoleum Corp., 9.0%, 12/31/2017 (PIK)		62,700	40,755
Corrections Corp. of America, 7.75%, 6/1/2017		10,000	10,888
CSX Corp.:
6.15%, 5/1/2037		150,000	160,621
6.25%, 3/15/2018		190,000	219,228
		Principal Amount ($) (a)	Value ($)

Owens Corning, Inc., 9.0%, 6/15/2019		10,000	11,944
Republic Services, Inc., 5.7%, 5/15/2041		155,000	151,314
United Rentals North America, Inc., 10.875%, 6/15/2016		35,000	39,156
			754,756
Information Technology 0.3%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029		30,000	27,000
Applied Materials, Inc., 5.85%, 6/15/2041		260,000	263,713
eBay, Inc., 1.625%, 10/15/2015		500,000	488,565
MasTec, Inc., 7.625%, 2/1/2017		35,000	35,613
Vangent, Inc., 9.625%, 2/15/2015		15,000	15,150
			830,041
Materials 0.3%
Appleton Papers, Inc., 11.25%, 12/15/2015		15,000	15,150
Crown Americas LLC, 7.625%, 5/15/2017		10,000	10,713
Domtar Corp., 10.75%, 6/1/2017		20,000	26,025
Dow Chemical Co., 4.25%, 11/15/2020		185,000	180,552
GEO Specialty Chemicals, Inc.:
7.5%, 3/31/2015 (PIK)		209,283	192,540
10.0%, 3/31/2015		206,080	204,019
Graphic Packaging International, Inc., 9.5%, 6/15/2017		30,000	32,850
NewMarket Corp., 7.125%, 12/15/2016		65,000	67,763
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		10,000	10,875
Radnor Holdings Corp., 11.0%, 3/15/2010*		40,000	4
Silgan Holdings, Inc., 7.25%, 8/15/2016		20,000	21,100
Wolverine Tube, Inc., 15.0%, 3/31/2012 (PIK)*		43,120	20,805
			782,396
Telecommunication Services 0.1%
American Tower Corp., 7.25%, 5/15/2019		175,000	197,429
Cincinnati Bell, Inc., 8.375%, 10/15/2020		20,000	19,950
Cricket Communications, Inc., 10.0%, 7/15/2015		50,000	53,875
ERC Ireland Preferred Equity Ltd., 144A, 8.42%**, 2/15/2017 (PIK)	EUR	112,944	819
Verizon Communications, Inc., 4.6%, 4/1/2021		116,000	119,688
West Corp., 144A, 8.625%, 10/1/2018		10,000	10,100
Windstream Corp., 7.0%, 3/15/2019		25,000	25,250
			427,111
Utilities 0.2%
AES Corp.:
8.0%, 10/15/2017		35,000	37,100
8.0%, 6/1/2020		30,000	31,950
DTE Energy Co., 7.625%, 5/15/2014		81,000	93,496
FirstEnergy Solutions Corp., 6.8%, 8/15/2039		234,000	243,330
		Principal Amount ($) (a)	Value ($)

Sempra Energy, 6.5%, 6/1/2016		135,000	156,342
			562,218
Total Corporate Bonds (Cost $18,045,716)			18,610,045

Asset-Backed 0.5%
Automobile Receivables 0.1%
Ford Credit Auto Owner Trust, "B", Series 2007-B, 5.69%, 11/15/2012		379,000	388,109
Student Loans 0.4%
Nelnet Student Loan Trust:
"A1", Series 2007-1, 0.267%**, 11/27/2018		543,285	536,162
"A4", Series 2006-1, 0.349%**, 11/23/2022		675,000	662,531
			1,198,693
Total Asset-Backed (Cost $1,579,235)			1,586,802

Mortgage-Backed Securities Pass-Throughs 5.6%
Federal Home Loan Mortgage Corp.:
4.0%, 8/1/2039		1,702,881	1,709,600
6.0%, 3/1/2038		32,027	35,172
Federal National Mortgage Association:
3.193%**, 8/1/2037		158,426	165,669
3.5%, 8/1/2025 (c)		2,275,000	2,316,234
4.0%, 5/1/2039		1,674,953	1,683,917
4.5%, with various maturities from 9/1/2035 until 5/1/2041 (c)		3,544,157	3,668,905
5.0%, with various maturities from 7/1/2036 until 3/1/2040 (c)		3,708,897	3,937,988
6.0%, with various maturities from 1/1/2024 until 8/1/2037		1,845,748	2,037,918
6.5%, with various maturities from 5/1/2017 until 1/1/2038		49,434	54,819
8.0%, 9/1/2015		58,203	63,164
Government National Mortgage Association, 4.5%, 6/1/2039 (c)		875,000	923,467
Total Mortgage-Backed Securities Pass-Throughs (Cost $16,549,579)			16,596,853

Commercial Mortgage-Backed Securities 2.6%
Banc of America Commercial Mortgage, Inc.:
"A5A", Series 2005-4, 4.933%, 7/10/2045		575,000	613,362
"A4", Series 2006-3, 5.889%, 7/10/2044		750,000	824,697
Bear Stearns Commercial Mortgage Securities, Inc., "A4", Series 2007-PW18, 5.7%, 6/11/2050		400,000	434,777
Citigroup/Deutsche Bank Commercial Mortgage Trust, "A5", Series 2006-CD3, 5.617%, 10/15/2048		350,000	379,900
Commercial Mortgage Pass-Through Certificates, "A4", Series 2007-C9, 6.008%**, 12/10/2049		550,000	604,109
		Principal Amount ($) (a)	Value ($)

Greenwich Capital Commercial Funding Corp., "A4", Series 2007-GG9, 5.444%, 3/10/2039		550,000	589,983
GS Mortgage Securities Corp. II, "A4A", Series 2005-GG4, 4.751%, 7/10/2039		750,000	799,459
LB-UBS Commercial Mortgage Trust:
"A2", Series 2005-C2, 4.821%, 4/15/2030		7,765	7,771
"A4", Series 2006-C1, 5.156%, 2/15/2031		1,250,000	1,352,457
"A3", Series 2006-C7, 5.347%, 11/15/2038		700,000	753,542
"A4", Series 2007-C6, 5.858%, 7/15/2040		260,000	282,086
Wachovia Bank Commercial Mortgage Trust, "A4", Series 2005-C22, 5.44%**, 12/15/2044		885,000	959,208
Total Commercial Mortgage-Backed Securities (Cost $7,444,405)			7,601,351

Collateralized Mortgage Obligations 0.2%
Federal Home Loan Mortgage Corp., "H", Series 2278, 6.5%, 1/15/2031		5,380	6,047
Government National Mortgage Association:
"IU", Series 2010-164, Interest Only, 2.0%, 12/20/2013		1,640,757	63,431
"PI", Series 2010-84, Interest Only, 4.5%, 2/20/2033		3,392,789	319,157
"IA", Series 2010-58, Interest Only, 5.0%, 3/20/2039		1,054,753	226,735
Total Collateralized Mortgage Obligations (Cost $614,601)			615,370

Government & Agency Obligations 10.1%
Sovereign Bonds 2.8%
Federal Republic of Germany-Inflation Linked Note, 2.25%, 4/15/2013	EUR	219,896	329,054
Government of Canada-Inflation Linked Bond, 4.0%, 12/1/2031	CAD	275,274	444,869
Government of France-Inflation Linked Bonds:
1.0%, 7/25/2017	EUR	247,523	364,724
2.25%, 7/25/2020	EUR	645,266	1,022,474
3.15%, 7/25/2032	EUR	496,877	908,248
Government of Japan-Inflation Linked Bond, Series 9, 1.1%, 9/10/2016	JPY	41,790,000	537,526
Government of Sweden-Inflation Linked Bond, Series 3105, 3.5%, 12/1/2015	SEK	2,650,000	572,508
Republic of Italy-Inflation Linked Bond, 2.1%, 9/15/2017	EUR	89,394	126,717
Republic of Poland, 6.375%, 7/15/2019		100,000	114,250
State of Qatar, 144A, 6.4%, 1/20/2040		100,000	110,500
		Principal Amount ($) (a)	Value ($)

United Kingdom Treasury-Inflation Linked Bonds:
1.125%, 11/22/2037	GBP	556,171	996,797
1.875%, 11/22/2022	GBP	524,147	964,807
2.0%, 1/26/2035	GBP	190,000	529,712
2.5%, 8/16/2013	GBP	75,000	345,237
2.5%, 7/26/2016	GBP	112,000	593,495
2.5%, 4/16/2020	GBP	71,000	381,293
			8,342,211
US Treasury Obligations 7.3%
US Treasury Bill, 0.135%***, 9/15/2011 (d)		221,000	220,991
US Treasury Bonds:
4.75%, 2/15/2037		1,500,000	1,604,766
5.375%, 2/15/2031		1,000,000	1,172,031
7.125%, 2/15/2023		2,800,000	3,792,250
US Treasury Inflation-Indexed Bonds:
2.125%, 2/15/2040		88,429	96,229
2.375%, 1/15/2025		799,232	918,618
3.625%, 4/15/2028		618,657	814,645
3.875%, 4/15/2029		218,850	299,875
US Treasury Inflation-Indexed Notes:
1.875%, 7/15/2015		190,743	210,324
2.375%, 1/15/2017		752,632	858,588
2.5%, 7/15/2016		495,476	567,011
3.0%, 7/15/2012		133,814	139,627
US Treasury Notes:
1.0%, 1/15/2014		605,000	610,341
1.75%, 1/31/2014		8,000,000	8,221,872
3.125%, 5/15/2019		500,000	516,250
4.5%, 11/15/2015		1,500,000	1,693,359
			21,736,777
Total Government & Agency Obligations (Cost $28,069,461)			30,078,988

Loan Participations and Assignments 0.0%
Senior Loans**
Hawker Beechcraft Acquisition Co., LLC:
Term Loan, 2.186%, 3/26/2014		21,604	18,234
Letter of Credit, 2.246%, 3/26/2014		1,336	1,127
Total Loan Participations and Assignments (Cost $22,428)			19,361

Municipal Bonds and Notes 0.3%
California, University Revenues, Build America Bonds, 5.946%, 5/15/2045 (e)		125,000	117,648
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue, Build America Bonds, Series B, 6.2%, 12/1/2040 (e)		185,000	186,894
		Principal Amount ($) (a)	Value ($)

Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018 (e)		500,000	502,285
Louisville & Jefferson County, KY, Metropolitan Sewer District & Drain System, Build America Bonds, 6.25%, 5/15/2043 (e)		150,000	157,269
Total Municipal Bonds and Notes (Cost $960,265)			964,096

Preferred Securities 0.1%
Financials 0.1%
Farm Credit Bank of Texas, Series 1, 7.561%, 12/15/2013 (f)		218,000	228,440
Materials 0.0%
Hercules, Inc., 6.5%, 6/30/2029		40,000	33,800
Total Preferred Securities (Cost $243,668)			262,240

	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (Cost $2,000)	2	2,000

	Shares	Value ($)

Exchange-Traded Funds 13.5%
iShares JPMorgan USD Emerging Markets Bond Fund	40,448	4,421,775
iShares Russell 2000 Value Index Fund	81,296	5,967,939
SPDR Barclays Capital International Treasury Bond	71,890	4,440,645
Vanguard MSCI Emerging Markets	185,417	9,014,975
Vanguard Total Bond Market Fund	200,217	16,249,612
Total Exchange-Traded Funds (Cost $33,830,689)		40,094,946

Securities Lending Collateral 0.0%
Daily Assets Fund Institutional, 0.13% (g) (h) (Cost $14,479)	14,479	14,479

Cash Equivalents 8.1%
Central Cash Management Fund, 0.11% (g) (Cost $24,016,675)	24,016,675	24,016,675

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $262,127,455)+	101.2	301,518,273
Other Assets and Liabilities, Net	(1.2)	(3,501,249)
Net Assets	100.0	298,017,024

The following table represents bonds that are in default:
	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
CanWest LP*	9.25%	8/1/2015	25,000	USD	25,000	4,250
Fontainebleau Las Vegas Holdings LLC*	11.0%	6/15/2015	25,000	USD	25,000	13
Radnor Holdings Corp.*	11.0%	3/15/2010	40,000	USD	25,775	4
Tropicana Entertainment LLC*	9.625%	12/15/2014	75,000	USD	55,245	38
Wolverine Tube, Inc.*	15.0%	3/31/2012	43,120	USD	43,120	20,805
					174,140	25,110

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

** These securities are shown at their current rate as of June 30, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $265,206,582. At June 30, 2011, net unrealized appreciation for all securities based on tax cost was $36,311,691. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $42,887,291 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,575,600.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2011 amounted to $13,849, which is 0.0% of net assets.

(c) When-issued or delayed delivery security included.

(d) At June 30, 2011, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e) Taxable issue.

(f) Date shown is call date; not a maturity date for the perpetual preferred securities.

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

MSCI: Morgan Stanley Capital International

PIK: Denotes that all or a portion of the income is paid in-kind.

REIT: Real Estate Investment Trust

SPDR: Standard & Poor's Depositary Receipt

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At June 30, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	9/15/2011	17	1,933,777	(4,383)
10 Year Canadian Government Bond	CAD	9/21/2011	31	3,985,370	(28,928)
10 Year Japanese Government Bond	JPY	9/8/2011	12	21,023,290	10,434
2 Year US Treasury Note	USD	9/30/2011	51	11,186,531	26,297
S&P 500 E-Mini Index	USD	9/16/2011	20	1,315,500	30,950
United Kingdom Long Gilt Bond	GBP	9/28/2011	4	771,339	(3,964)
Total net unrealized appreciation					30,406

At June 30, 2011, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year US Treasury Note	USD	9/21/2011	189	23,120,016	(29,707)
30 Year US Treasury Bond	USD	9/21/2011	20	2,460,625	63,750
Federal Republic of Germany Euro-Bund	EUR	9/8/2011	30	5,458,943	(16,097)
Federal Republic of Germany Euro-Schatz	EUR	9/8/2011	209	32,597,907	(59,101)
Total net unrealized depreciation					(41,155)

As of June 30, 2011, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	2,654,108	EUR	1,860,000	7/19/2011	41,697	UBS AG
USD	8,833,594	AUD	8,320,000	7/19/2011	67,864	UBS AG
USD	346,778	CAD	340,000	7/19/2011	5,581	UBS AG
USD	2,860,037	NZD	3,540,000	7/19/2011	68,970	UBS AG
USD	9,182,782	SEK	59,000,000	7/19/2011	134,434	UBS AG
Total unrealized appreciation					318,546

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
CAD	5,530,000	USD	5,681,322	7/19/2011	(49,693)	UBS AG
CHF	11,720,000	USD	13,786,362	7/19/2011	(155,147)	UBS AG
JPY	170,200,000	USD	2,106,631	7/19/2011	(7,724)	UBS AG
NOK	12,670,000	USD	2,296,441	7/19/2011	(49,149)	UBS AG
AUD	4,280,000	USD	4,526,802	7/19/2011	(52,313)	UBS AG
EUR	1,940,000	USD	2,764,894	7/19/2011	(46,860)	UBS AG
USD	625,334	JPY	50,210,000	7/19/2011	(1,587)	UBS AG
USD	4,624,619	GBP	2,860,000	7/19/2011	(35,564)	UBS AG
NZD	9,600,000	USD	7,784,928	7/19/2011	(158,143)	UBS AG
Total unrealized depreciation					(556,180)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks and/or Other Equity Investments (i) Consumer Discretionary	$13,588,975	$3,005,435	$2,008	$16,596,418
Consumer Staples	11,794,294	3,377,152	—	15,171,446
Energy	17,201,783	2,771,168	—	19,972,951
Financials	10,839,081	8,616,327	—	19,455,408
Health Care	16,142,475	3,182,918	—	19,325,393
Industrials	14,193,538	5,910,088	0	20,103,626
Information Technology	23,303,941	4,734,843	—	28,038,784
Materials	7,604,315	681,473	1,708	8,287,496
Telecommunication Services	4,859,182	1,256,322	—	6,115,504
Utilities	6,593,977	1,394,064	—	7,988,041
Fixed Income Investments (i) Corporate Bonds	—	18,168,477	441,568	18,610,045
Asset Backed	—	1,586,802	—	1,586,802
Mortgage-Backed Securities Pass-Throughs	—	16,596,853	—	16,596,853
Commercial Mortgage-Backed Securities	—	7,601,351	—	7,601,351
Collateralized Mortgage Obligations	—	615,370	—	615,370
Government & Agency Obligations	—	30,078,988	—	30,078,988
Loan Participations and Assignments	—	19,361	—	19,361
Municipal Bonds and Notes	—	964,096	—	964,096
Preferred Securities	—	262,240	—	262,240
Other Investments	—	—	2,000	2,000
Exchange-Traded Funds	40,094,946	—	—	40,094,946
Short-Term Investments (i)	24,031,154	—	—	24,031,154
Derivatives (j)	131,431	318,546	—	449,977
Total	$190,379,092	$111,141,874	$447,284	$301,968,250
Liabilities
Derivatives (j)	$(142,180)	$(556,180)	$—	$(698,360)
Total	$(142,180)	$(556,180)	$—	$(698,360)

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended June 30, 2011.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Common Stocks and/or Other Equity Investments
	Consumer Discretionary	Industrials	Materials	Corporate Bonds	Other Investments	Total
Balance as of December 31, 2010	$39	$0	$1,934	$414,996	$2,000	$418,969
Realized gains (loss)	—	—	—	(121,142)	—	(121,142)
Change in unrealized appreciation (depreciation)	947	0	(226)	145,989	0	146,710
Amortization premium/discount	—	—	—	1,725	—	1,725
Purchases	1,022	—	—	—	—	1,022
(Sales)	—	—	—	0	—	0
Transfers into Level 3	—	—	—	—	—	—
Transfers (out) of Level 3	—	—	—	—	—	—
Balance as of June 30, 2011	$2,008	$0	$1,708	$441,568	$2,000	$447,284
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2011	$947	$0	$(226)	$25,334	$0	$26,055

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2011 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $238,096,301) — including $13,849 of securities loaned	$277,487,119
Investment in Daily Assets Fund Institutional (cost $14,479)*	14,479
Investment in Central Cash Management Fund (cost $24,016,675)	24,016,675
Total investments in securities, at value (cost $262,127,455)	301,518,273
Cash	88,040
Foreign currency, at value (cost $489,939)	493,467
Deposits with broker for futures contracts	1,305,784
Cash held as collateral for forward foreign currency exchange contracts	1,770,000
Receivable for investments sold	1,410,273
Receivable for Fund shares sold	27,049
Dividends receivable	256,568
Interest receivable	690,678
Unrealized appreciation on forward foreign currency exchange contracts	318,546
Foreign taxes recoverable	67,705
Other assets	2,115
Total assets	307,948,498
Liabilities
Payable upon return of securities loaned	14,479
Payable for investments purchased	571,637
Payable for investments purchased — when issued/delayed delivery securities	8,279,884
Payable for Fund shares redeemed	131,481
Payable for daily variation margin on futures contracts	79,166
Unrealized depreciation on forward foreign currency exchange contracts	556,180
Deferred foreign taxes payable	1,570
Accrued management fee	88,960
Other accrued expenses and payables	208,117
Total liabilities	9,931,474
Net assets, at value	$298,017,024
Net Assets Consist of
Undistributed net investment income	2,637,225
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $1,570)	39,389,248
Futures	(10,749)
Foreign currency	(220,126)
Accumulated net realized gain (loss)	(42,805,158)
Paid-in capital	299,026,584
Net assets, at value	$298,017,024
Class A Net Asset Value, offering and redemption price per share ($298,017,024 ÷ 13,194,914 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$22.59

* Represents collateral of securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2011 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $68,243)	$2,129,907
Interest	1,666,450
Income distributions — Central Cash Management Fund	18,589
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	18,539
Total income	3,833,485
Expenses: Management fee	542,016
Administration fee	151,513
Services to shareholders	1,976
Custodian fee	73,390
Professional fees	45,493
Reports to shareholders	37,925
Trustees' fees and expenses	6,247
Other	49,086
Total expenses	907,646
Net investment income	2,925,839
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes of $869)	12,139,313
Swap contracts	267
Futures	(18,311)
Foreign currency	(772,384)
11,348,885
Change in net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes credit of $4,028)	(3,244,891)
Futures	144,929
Foreign currency	(300,241)
(3,400,203)
Net gain (loss)	7,948,682
Net increase (decrease) in net assets resulting from operations	$10,874,521

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations: Net investment income (loss)	$2,925,839	$5,817,509
Net realized gain (loss)	11,348,885	18,663,004
Change in net unrealized appreciation (depreciation)	(3,400,203)	7,951,045
Net increase (decrease) in net assets resulting from operations	10,874,521	32,431,558
Distributions to shareholders from: Net investment income: Class A	(4,612,028)	(9,827,154)
Total distributions	(4,612,028)	(9,827,154)
Fund share transactions: Class A Proceeds from shares sold	2,574,414	4,966,734
Shares issued to shareholders in reinvestment of distributions	4,612,028	9,827,154
Payments for shares redeemed	(23,704,106)	(48,195,061)
Net increase (decrease) in net assets from Class A share transactions	(16,517,664)	(33,401,173)
Increase (decrease) in net assets	(10,255,171)	(10,796,769)
Net assets at beginning of period	308,272,195	319,068,964
Net assets at end of period (including undistributed net investment income of $2,637,225 and $4,323,414, respectively)	$298,017,024	$308,272,195
Other Information
Class A Shares outstanding at beginning of period	13,930,205	15,551,177
Shares sold	113,816	238,427
Shares issued to shareholders in reinvestment of distributions	200,697	467,070
Shares redeemed	(1,049,804)	(2,326,469)
Net increase (decrease) in Class A shares	(735,291)	(1,620,972)
Shares outstanding at end of period	13,194,914	13,930,205

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/11 (Unaudited)		2010	2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$22.13		$20.52	$17.35	$24.81		$24.46		$22.75
Income (loss) from investment operations: Net investment incomea	.22		.39	.44	.61		.74		.69	c
Net realized and unrealized gain (loss)	.59		1.88	3.43	(7.20)		.42		1.60
Total from investment operations	.81		2.27	3.87	(6.59)		1.16		2.29
Less distributions from: Net investment income	(.35)		(.66)	(.70)	(.87)		(.81)		(.58)
Net asset value, end of period	$22.59		$22.13	$20.52	$17.35		$24.81		$24.46
Total Return (%)	3.62	**	11.22	23.43	(27.33	)b	4.84	b	10.24	b,c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	298		308	319	307		528		600
Ratio of expenses before expense reductions (%)	.60	*	.65	.60	.64		.52		.55
Ratio of expenses after expense reductions (%)	.60	*	.65	.60	.62		.51		.51
Ratio of net investment income (%)	1.93	*	1.89	2.40	2.83		3.00		2.99	c
Portfolio turnover rate (%)	53	**	203	207	263		199		108
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.024 per share and an increase in the ratio of net investment income of 0.10%. Excluding this non-recurring income, total return would have been 0.10% lower.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Balanced VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities and senior loans are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At December 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $51,528,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($6,483,000) and December 31, 2017 ($45,045,000), the respective expiration dates, whichever occurs first.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions of net investment income of the Fund, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the six months ended June 30, 2011, the Fund bought credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

There were no open credit default swap contracts as of June 30, 2011. For the six months ended June 30, 2011, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to approximately $15,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2011, the Fund used futures contracts to gain exposure to different parts of the yield curve while managing overall duration, and to gain an exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy by entering into futures contracts on fixed-income securities, including on bond and equity indices. For the six months ended June 30, 2011, as part of this strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global equity and bond markets.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $40,216,000 to $118,748,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $55,224,000 to $95,480,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2011, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and to enhance total returns. The Fund also entered into forward currency contracts as part of its global tactical asset allocation overlay strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2011, the investment in forward currency contracts short vs. US dollars had a total contract value generally indicative of a range from approximately $21,862,000 to $38,947,000, and the investment in forward currency contracts long vs. US dollars had a total contract value generally indicative of a range from approximately $29,127,000 to $33,480,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Future Contracts	Total
Equity Contracts (a)	$—	$30,950	$30,950
Interest Rate Contracts (a)	—	100,481	100,481
Foreign Exchange Contracts (b)	318,546	—	318,546
	$318,546	$131,431	$449,977

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of future contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on forward foreign currency exchange contracts
Liability Derivatives	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$(142,180)	$(142,180)
Foreign Exchange Contracts (b)	(556,180)	—	(556,180)
	$(556,180)	$(142,180)	$(698,360)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of future contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Swap Contracts	Total
Equity Contracts (a)	$—	$22,771	$—	$22,771
Interest Rate Contracts (a)	—	(41,082)	—	(41,082)
Credit Contracts (a)	—	—	267	267
Foreign Exchange Contracts (b)	(758,134)	—	—	(758,134)
	$(758,134)	$(18,311)	$267	$(776,178)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures and swap contracts, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$(81,898)	$(81,898)
Interest Rate Contracts (a)	—	226,827	226,827
Foreign Exchange Contracts (b)	(320,281)	—	(320,281)
	$(320,281)	$144,929	$(175,352)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the six months ended June 30, 2011, purchases and sales of investment transactions (excluding short-term investments and US Treasury obligations) aggregated $142,907,195 and $170,965,529, respectively. Purchases and sales of US Treasury obligations aggregated $8,090,148 and $7,844,852, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acts as an investment subadvisor to the Fund. QS Investors renders strategic asset allocation services and manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

Pursuant to a written contract with the Advisor, Deutsche Asset Management International GmbH ("DeAMi"), a direct, wholly owned subsidiary of Deutsche Bank AG, serves as a subadvisor to the Fund and is responsible for portfolio management of a portion of the large cap value allocation of the Fund. DeAMi is paid for its services by the Advisor from its fee as Investment Advisor to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
$0-$250 million	.370%
Next $750 million	.345%
Over $1 billion	.310%

Accordingly, for the six months ended June 30, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.36% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2011, the Administration Fee was $151,513, of which $24,296 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2011, the amounts charged to the Fund by DISC aggregated $226, of which $171 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $5,612, of which $2,573 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Ownership of the Fund

At June 30, 2011, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Fund, each owning 45%, 22% and 14%.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2011.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2BAL-3 (R-023288-1 8/11)

JUNE 30, 2011

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Blue Chip VIP
Contents
3 Performance Summary
4 Information About Your Fund's Expenses
5 Portfolio Summary
6 Investment Portfolio
12 Statement of Assets and Liabilities
12 Statement of Operations
13 Statement of Changes in Net Assets
15 Financial Highlights
17 Notes to Financial Statements
21 Proxy Voting
22 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Any Fund that focuses in a particular segment of the market will generally be more volatile than a Fund that invests more broadly. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2011

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2011 are 0.76% and 1.02% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Growth of an Assumed $10,000 Investment in DWS Blue Chip VIP
[] DWS Blue Chip VIP — Class A [] Russell 1000® Index
The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Blue Chip VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,850	$13,221	$11,441	$11,692	$14,038
	Average annual total return	8.50%	32.21%	4.59%	3.18%	3.45%
Russell 1000 Index	Growth of $10,000	$10,637	$13,193	$11,145	$11,763	$13,716
	Average annual total return	6.37%	31.93%	3.68%	3.30%	3.21%
DWS Blue Chip VIP		6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,839	$13,184	$11,389	$11,556	$17,544
	Average annual total return	8.39%	31.84%	4.43%	2.93%	6.45%
Russell 1000 Index	Growth of $10,000	$10,637	$13,193	$11,145	$11,763	$16,703
	Average annual total return	6.37%	31.93%	3.68%	3.30%	5.87%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

* The Fund commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2011 to June 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2011
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/11	$1,000.00	$1,000.00
Ending Account Value 6/30/11	$1,085.00	$1,083.90
Expenses Paid per $1,000*	$3.93	$5.32
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/11	$1,000.00	$1,000.00
Ending Account Value 6/30/11	$1,021.03	$1,019.69
Expenses Paid per $1,000*	$3.81	$5.16

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Blue Chip VIP	.76%	1.03%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/11	12/31/10

Common Stocks	99%	99%
Cash Equivalents*	1%	1%
	100%	100%

Sector Diversification (As a % of Common Stocks)	6/30/11	12/31/10

Information Technology	17%	19%
Financials	15%	17%
Health Care	15%	14%
Industrials	12%	12%
Energy	12%	11%
Consumer Discretionary	12%	11%
Consumer Staples	7%	7%
Materials	6%	5%
Telecommunication Services	2%	2%
Utilities	2%	2%
	100%	100%

* In order to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market, the Fund invests in futures contracts.

Asset allocation and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio June 30, 2011 (Unaudited)
	Shares	Value ($)

Common Stocks 98.5%
Consumer Discretionary 11.2%
Auto Components 0.1%
Dana Holding Corp.*	800	14,640
TRW Automotive Holdings Corp.*	2,100	123,963
		138,603
Diversified Consumer Services 0.1%
Weight Watchers International, Inc.	2,000	150,940
Hotels Restaurants & Leisure 1.4%
Chipotle Mexican Grill, Inc.*	300	92,457
Marriott International, Inc. "A"	5,600	198,744
Wynn Resorts Ltd.	8,800	1,263,152
		1,554,353
Internet & Catalog Retail 0.8%
Priceline.com, Inc.* (a)	1,700	870,281
Leisure Equipment & Products 0.1%
Polaris Industries, Inc.	500	55,585
Media 5.0%
CBS Corp. "B"	59,800	1,703,702
Comcast Corp. "A"	77,500	1,963,850
McGraw-Hill Companies, Inc.	3,000	125,730
Omnicom Group, Inc.	1,500	72,240
Time Warner, Inc. (a)	22,033	801,340
Viacom, Inc. "B"	18,300	933,300
		5,600,162
Multiline Retail 1.3%
Dillard's, Inc. "A" (a)	22,108	1,152,711
Macy's, Inc.	11,500	336,260
		1,488,971
Specialty Retail 1.5%
Aaron's, Inc.	1,700	48,042
Abercrombie & Fitch Co. "A"	1,200	80,304
Bed Bath & Beyond, Inc.*	1,600	93,392
Dick's Sporting Goods, Inc.*	3,700	142,265
Foot Locker, Inc.	2,900	68,904
Limited Brands, Inc.	13,700	526,765
TJX Companies, Inc.	14,300	751,179
Tractor Supply Co.	200	13,376
		1,724,227
Textiles, Apparel & Luxury Goods 0.9%
VF Corp.	9,600	1,042,176
Consumer Staples 6.9%
Beverages 0.2%
Coca-Cola Enterprises, Inc.	6,900	201,342
Food & Staples Retailing 2.0%
Costco Wholesale Corp.	10,300	836,772
Kroger Co.	11,600	287,680
Safeway, Inc. (a)	25,800	602,946
Walgreen Co.	9,600	407,616
Whole Foods Market, Inc. (a)	2,200	139,590
		2,274,604
Food Products 2.2%
ConAgra Foods, Inc.	2,800	72,268
Corn Products International, Inc.	2,800	154,784
Fresh Del Monte Produce, Inc.	5,500	146,685
Hormel Foods Corp.	6,500	193,765
Smithfield Foods, Inc.*	7,300	159,651
	Shares	Value ($)

The Hershey Co.	10,700	608,295
The JM Smucker Co.	600	45,864
Tyson Foods, Inc. "A" (a)	57,300	1,112,766
		2,494,078
Household Products 0.2%
Church & Dwight Co., Inc.	1,000	40,540
Colgate-Palmolive Co.	2,800	244,748
		285,288
Personal Products 0.6%
Herbalife Ltd.	11,700	674,388
Tobacco 1.7%
Lorillard, Inc.	1,800	195,966
Philip Morris International, Inc.	25,100	1,675,927
		1,871,893
Energy 11.8%
Energy Equipment & Services 0.6%
Complete Production Services, Inc.*	10,800	360,288
National Oilwell Varco, Inc.	2,600	203,346
Patterson-UTI Energy, Inc. (a)	3,800	120,118
		683,752
Oil, Gas & Consumable Fuels 11.2%
Anadarko Petroleum Corp.	7,000	537,320
Chevron Corp.	25,700	2,642,988
ConocoPhillips	31,600	2,376,004
CVR Energy, Inc.*	6,600	162,492
Devon Energy Corp.	3,300	260,073
Exxon Mobil Corp.	21,900	1,782,222
Hess Corp.	7,100	530,796
Marathon Oil Corp.	33,800	1,780,584
Murphy Oil Corp.	8,800	577,808
Stone Energy Corp.*	1,400	42,546
Tesoro Corp.*	14,200	325,322
Valero Energy Corp.	55,700	1,424,249
W&T Offshore, Inc.	2,700	70,524
		12,512,928
Financials 15.0%
Capital Markets 0.8%
American Capital Ltd.*	11,800	117,174
BlackRock, Inc.	800	153,448
Franklin Resources, Inc. (a)	4,800	630,192
		900,814
Commercial Banks 2.8%
KeyCorp	74,000	616,420
M&T Bank Corp. (a)	1,700	149,515
Marshall & Ilsley Corp.	11,600	92,452
Regions Financial Corp.	41,700	258,540
SunTrust Banks, Inc.	57,700	1,488,660
Zions Bancorp. (a)	21,600	518,616
		3,124,203
Consumer Finance 2.5%
Capital One Financial Corp.	33,300	1,720,611
Discover Financial Services	41,700	1,115,475
		2,836,086
Diversified Financial Services 2.7%
CME Group, Inc. "A"	900	262,431
JPMorgan Chase & Co.	61,800	2,530,092
The NASDAQ OMX Group, Inc.* (a)	8,300	209,990
		3,002,513
	Shares	Value ($)

Insurance 5.0%
ACE Ltd.	11,900	783,258
Allied World Assurance Co. Holding, AG	3,700	213,046
American International Group, Inc.* (a)	26,100	765,252
Chubb Corp.	13,900	870,279
Hartford Financial Services Group, Inc.	9,900	261,063
Lincoln National Corp.	2,000	56,980
Progressive Corp.	9,700	207,386
Prudential Financial, Inc.	5,400	343,386
Reinsurance Group of America, Inc.	2,000	121,720
RenaissanceRe Holdings Ltd. (a)	600	41,970
The Travelers Companies, Inc.	33,600	1,961,568
		5,625,908
Real Estate Investment Trusts 1.0%
HCP, Inc. (REIT)	1,900	69,711
Public Storage (REIT)	3,200	364,832
Rayonier, Inc. (REIT)	3,500	228,725
Vornado Realty Trust (REIT)	5,200	484,536
		1,147,804
Thrifts & Mortgage Finance 0.2%
People's United Financial, Inc. (a)	13,800	185,472
Health Care 14.9%
Biotechnology 1.9%
Biogen Idec, Inc.*	13,900	1,486,188
Cephalon, Inc.*	8,300	663,170
		2,149,358
Health Care Providers & Services 6.7%
Aetna, Inc.	4,900	216,041
AmerisourceBergen Corp. (a)	11,800	488,520
Cardinal Health, Inc.	12,800	581,376
CIGNA Corp.	7,600	390,868
Coventry Health Care, Inc.*	22,900	835,163
Health Net, Inc.*	2,900	93,061
Humana, Inc.	20,700	1,667,178
McKesson Corp.	2,600	217,490
UnitedHealth Group, Inc.	47,000	2,424,260
WellPoint, Inc.	7,000	551,390
		7,465,347
Pharmaceuticals 6.3%
Bristol-Myers Squibb Co.	56,000	1,621,760
Eli Lilly & Co.	48,400	1,816,452
Endo Pharmaceuticals Holdings, Inc.*	5,400	216,918
Forest Laboratories, Inc.*	38,300	1,506,722
Johnson & Johnson	2,400	159,648
Medicis Pharmaceutical Corp. "A"	4,000	152,680
Merck & Co., Inc.	28,200	995,178
Par Pharmaceutical Companies, Inc.*	5,800	191,284
Pfizer, Inc.	10,000	206,000
Warner Chilcott PLC "A"	4,000	96,520
Watson Pharmaceuticals, Inc.*	1,700	116,841
		7,080,003
Industrials 12.4%
Aerospace & Defense 4.7%
General Dynamics Corp.	12,700	946,404
Honeywell International, Inc.	17,000	1,013,030
Lockheed Martin Corp.	4,600	372,462
Northrop Grumman Corp.	26,600	1,844,710
	Shares	Value ($)

Raytheon Co.	12,476	621,929
United Technologies Corp.	5,500	486,805
		5,285,340
Air Freight & Logistics 0.8%
FedEx Corp.	9,600	910,560
Airlines 0.4%
Alaska Air Group, Inc.*	4,200	287,532
Southwest Airlines Co.	12,500	142,750
		430,282
Commercial Services & Supplies 0.2%
R.R. Donnelley & Sons Co. (a)	13,200	258,852
Construction & Engineering 0.5%
EMCOR Group, Inc.*	4,800	140,688
Fluor Corp.	3,400	219,844
KBR, Inc.	4,700	177,143
		537,675
Industrial Conglomerates 0.9%
General Electric Co.	12,300	231,978
Tyco International Ltd.	16,000	790,880
		1,022,858
Machinery 3.0%
Caterpillar, Inc.	19,800	2,107,908
Cummins, Inc.	2,900	300,121
Dover Corp.	1,300	88,140
Eaton Corp.	13,800	710,010
Joy Global, Inc.	1,900	180,956
Oshkosh Corp.*	500	14,470
		3,401,605
Professional Services 0.2%
Manpower, Inc.	3,200	171,680
Road & Rail 1.1%
CSX Corp.	8,100	212,382
Norfolk Southern Corp.	2,900	217,297
Ryder System, Inc.	13,800	784,530
		1,214,209
Trading Companies & Distributors 0.6%
W.W. Grainger, Inc.	4,200	645,330
Information Technology 16.9%
Communications Equipment 0.4%
Motorola Solutions, Inc.*	3,700	170,348
Polycom, Inc.*	1,900	122,170
Riverbed Technology, Inc.*	1,800	71,262
Telefonaktiebolaget LM Ericsson (ADR)	7,200	103,536
		467,316
Computers & Peripherals 2.6%
Apple, Inc.*	3,500	1,174,845
Dell, Inc.*	33,400	556,778
Lexmark International, Inc. "A"*	13,600	397,936
SanDisk Corp.*	4,500	186,750
Western Digital Corp.*	16,100	585,718
		2,902,027
Electronic Equipment, Instruments & Components 3.1%
Anixter International, Inc. (a)	3,000	196,020
Arrow Electronics, Inc.*	21,200	879,800
Avnet, Inc.*	12,000	382,560
Ingram Micro, Inc. "A"* (a)	11,800	214,052
Jabil Circuit, Inc.	1,500	30,300
TE Connectivity Ltd.	16,700	613,892
	Shares	Value ($)

Tech Data Corp.* (a)	10,100	493,789
Vishay Intertechnology, Inc.* (a)	41,400	622,656
		3,433,069
Internet Software & Services 0.8%
AOL, Inc.* (a)	9,900	196,614
IAC/InterActiveCorp.* (a)	18,400	702,328
		898,942
IT Services 5.2%
Automatic Data Processing, Inc. (a)	21,600	1,137,888
Computer Sciences Corp.	22,136	840,283
Fiserv, Inc.*	5,500	344,465
International Business Machines Corp.	20,300	3,482,465
SAIC, Inc.*	3,400	57,188
VeriFone Systems, Inc.*	600	26,610
		5,888,899
Semiconductors & Semiconductor Equipment 2.0%
Altera Corp.	19,200	889,920
Analog Devices, Inc.	8,300	324,862
Applied Materials, Inc.	11,200	145,712
Cypress Semiconductor Corp.*	3,900	82,446
GT Solar International, Inc.* (a)	15,100	244,620
Intel Corp.	11,000	243,760
Micron Technology, Inc.*	29,300	219,164
NVIDIA Corp.* (a)	8,100	129,073
		2,279,557
Software 2.8%
Activision Blizzard, Inc.	14,300	167,024
CA, Inc.	2,600	59,384
Citrix Systems, Inc.*	200	16,000
Oracle Corp.	73,300	2,412,303
Symantec Corp.*	12,300	242,556
TIBCO Software, Inc.*	7,100	206,042
		3,103,309
Materials 5.8%
Chemicals 3.6%
Dow Chemical Co.	27,200	979,200
E.I. du Pont de Nemours & Co.	30,300	1,637,715
Eastman Chemical Co.	4,800	489,936
Georgia Gulf Corp.*	1,400	33,796
Lubrizol Corp.	200	26,854
OM Group, Inc.*	500	20,320
Potash Corp. of Saskatchewan, Inc.	2,700	153,873
PPG Industries, Inc.	3,700	335,923
Rockwood Holdings, Inc.*	3,500	193,515
Westlake Chemical Corp. (a)	2,200	114,180
		3,985,312
	Shares	Value ($)

Metals & Mining 1.0%
Barrick Gold Corp.	15,400	697,466
Cliffs Natural Resources, Inc.	4,700	434,515
		1,131,981
Paper & Forest Products 1.2%
Domtar Corp.	6,900	653,568
International Paper Co.	22,200	662,004
MeadWestvaco Corp.	900	29,979
		1,345,551
Telecommunication Services 2.1%
Diversified Telecommunication Services 2.0%
AT&T, Inc.	8,500	266,985
Verizon Communications, Inc.	53,500	1,991,805
		2,258,790
Wireless Telecommunication Services 0.1%
Vodafone Group PLC (ADR)	3,400	90,848
Utilities 1.5%
Electric Utilities 0.5%
Duke Energy Corp. (a)	27,100	510,293
Pepco Holdings, Inc.	3,000	58,890
		569,183
Independent Power Producers & Energy Traders 0.8%
NRG Energy, Inc.* (a)	36,108	887,535
Multi-Utilities 0.2%
Ameren Corp. (a)	9,000	259,560
Total Common Stocks (Cost $95,070,858)		110,521,349

Securities Lending Collateral 10.5%
Daily Assets Fund Institutional, 0.13% (b) (c) (Cost $11,794,940)	11,794,940	11,794,940

Cash Equivalents 1.4%
Central Cash Management Fund, 0.11% (b) (Cost $1,529,877)	1,529,877	1,529,877

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $108,395,675)+	110.4	123,846,166
Other Assets and Liabilities, Net (a)	(10.4)	(11,678,224)
Net Assets	100.0	112,167,942

* Non-income producing security.

+ The cost for federal income tax purposes was $109,348,446. At June 30, 2011, net unrealized appreciation for all securities based on tax cost was $14,497,720. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,473,451 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,975,731.

(a) All or a portion of these securities were on loan amounting to $11,626,913. In addition, included in other assets and liabilities, net is a pending sale, amounting to $14,903, that is also on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2011 amounted to $11,641,816, which is 10.4% of net assets

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

At June 30, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
S&P 500 E-Mini Index	USD	9/16/2011	23	1,512,825	53,820

Currency Abbreviation
USD United States Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$110,521,349	$—	$—	$110,521,349
Short-Term Investments (d)	13,324,817	—	—	13,324,817
Derivatives (e)	53,820	—	—	53,820
Total	$123,899,986	$—	$—	$123,899,986

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended June 30, 2011.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2011 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $95,070,858) — including $11,626,913 of securities loaned	$110,521,349
Investment in Daily Assets Fund Institutional (cost $11,794,940)*	11,794,940
Investment in Central Cash Management Fund (cost $1,529,877)	1,529,877
Total investments in securities, at value (cost $108,395,675)	123,846,166
Foreign currency, at value (cost $2,134)	2,302
Deposit with brokers for futures contracts	102,283
Receivable for investments sold	65,795
Receivable for Fund shares sold	4,984
Receivable for variation margin on futures contracts	53,820
Dividends receivable	132,493
Interest receivable	392
Other assets	672
Total assets	124,208,907
Liabilities
Cash overdraft	53,750
Payable upon return of securities loaned	11,794,940
Payable for Fund shares redeemed	99,254
Accrued management fee	49,455
Other accrued expenses and payables	43,566
Total liabilities	12,040,965
Net assets, at value	$112,167,942
Net Assets Consist of
Undistributed net investment income	524,401
Net unrealized appreciation (depreciation) on: Investments	15,450,491
Futures	53,820
Foreign currency	168
Accumulated net realized gain (loss)	(40,972,932)
Paid-in capital	137,111,994
Net assets, at value	$112,167,942
Class A Net Asset Value, offering and redemption price per share ($111,995,123 ÷ 9,792,989 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.44
Class B Net Asset Value, offering and redemption price per share ($172,819 ÷ 15,046 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.49

* Represents collateral of securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2011 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $455)	$976,208
Interest	13
Income distributions — Central Cash Management Fund	804
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	11,768
Total income	988,793
Expenses: Management fee	312,274
Administration fee	56,191
Services to shareholders	1,178
Distribution service fee (Class B)	215
Custodian fee	9,654
Legal fees	4,193
Audit and tax fees	25,008
Reports to shareholders	12,369
Trustees' fees and expenses	2,685
Other	4,561
Total expenses	428,328
Net investment income (loss)	560,465
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	8,581,437
Futures	137,064
8,718,501
Change in net unrealized appreciation (depreciation) on: Investments	(181,019)
Futures	38,602
Foreign currency	69
(142,348)
Net gain (loss)	8,576,153
Net increase (decrease) in net assets resulting from operations	$9,136,618

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations: Net investment income (loss)	$560,465	$1,225,775
Net realized gain (loss)	8,718,501	11,654,348
Change in net unrealized appreciation (depreciation)	(142,348)	528,773
Net increase (decrease) in net assets resulting from operations	9,136,618	13,408,896
Distributions to shareholders from: Net investment income: Class A	(1,181,666)	(1,575,913)
Class B	(1,333)	(1,920)
Total distributions	(1,182,999)	(1,577,833)
Fund share transactions: Class A Proceeds from shares sold	5,545,578	4,447,701
Reinvestment of distributions	1,181,666	1,575,913
Payments for shares redeemed	(11,166,281)	(20,221,768)
Net increase (decrease) in net assets from Class A share transactions	(4,439,037)	(14,198,154)
Class B Proceeds from shares sold	133	1,931
Reinvestment of distributions	1,333	1,920
Payments for shares redeemed	(7,805)	(19,529)
Net increase (decrease) in net assets from Class B share transactions	(6,339)	(15,678)
Increase (decrease) in net assets	3,508,243	(2,382,769)
Net assets at beginning of period	108,659,699	111,042,468
Net assets at end of period (including undistributed net investment income of $524,401 and $1,146,935, respectively)	$112,167,942	$108,659,699
Other Information
Class A Shares outstanding at beginning of period	10,190,728	11,688,302
Shares sold	496,243	457,619
Shares issued to shareholders in reinvestment of distributions	101,084	153,448
Shares redeemed	(995,066)	(2,108,641)
Net increase (decrease) in Class A shares	(397,739)	(1,497,574)
Shares outstanding at end of period	9,792,989	10,190,728
Class B Shares outstanding at beginning of period	15,598	17,241
Shares sold	12	199
Shares issued to shareholders in reinvestment of distributions	113	186
Shares redeemed	(677)	(2,028)
Net increase (decrease) in Class B shares	(552)	(1,643)
Shares outstanding at end of period	15,046	15,598

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/11 (Unaudited)		2010	2009	2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$10.65		$9.49	$7.25	$14.65		$16.17	$14.88
Income (loss) from investment operations: Net investment incomea	.06		.11	.12	.12		.17	.17	c
Net realized and unrealized gain (loss)	.85		1.19	2.27	(4.97)		.36	2.07
Total from investment operations	.91		1.30	2.39	(4.85)		.53	2.24
Less distributions from: Net investment income	(.12)		(.14)	(.15)	(.21)		(.18)	(.14)
Net realized gains	—		—	—	(2.34)		(1.87)	(.81)
Total distributions	(.12)		(.14)	(.15)	(2.55)		(2.05)	(.95)
Net asset value, end of period	$11.44		$10.65	$9.49	$7.25		$14.65	$16.17
Total Return (%)	8.50	**	13.77	33.97	(38.49	)b	3.50	15.65	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	112		108	111	106		242	314
Ratio of expenses before expense reductions (%)	.76	*	.76	.75	.76		.71	.71
Ratio of expenses after expense reductions (%)	.76	*	.76	.75	.76		.71	.71
Ratio of net investment income (%)	1.00	*	1.16	1.54	1.12		1.13	1.12	c
Portfolio turnover rate (%)	99	**	146	82	127		275	226
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.
* Annualized ** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/11 (Unaudited)		2010	2009	2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$10.68		$9.51	$7.26	$14.61		$16.12	$14.83
Income (loss) from investment operations: Net investment incomea	.04		.09	.10	.04		.11	.11	c
Net realized and unrealized gain (loss)	.86		1.19	2.27	(4.89)		.36	2.07
Total from investment operations	.90		1.28	2.37	(4.85)		.47	2.18
Less distributions from: Net investment income	(.09)		(.11)	(.12)	(.16)		(.11)	(.08)
Net realized gains	—		—	—	(2.34)		(1.87)	(.81)
Total distributions	(.09)		(.11)	(.12)	(2.50)		(1.98)	(.89)
Net asset value, end of period	$11.49		$10.68	$9.51	$7.26		$14.61	$16.12
Total Return (%)	8.39	**	13.55	33.46	(38.48	)b	3.15	15.19	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.17		.17	.16	.13		11	46
Ratio of expenses before expense reductions (%)	1.03	*	1.02	1.02	1.22		1.09	1.09
Ratio of expenses after expense reductions (%)	1.03	*	1.02	1.02	1.21		1.09	1.09
Ratio of net investment income (%)	.73	*	.90	1.27	.67		.75	.74	c
Portfolio turnover rate (%)	99	**	146	82	127		275	226
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Blue Chip VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $48,723,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($15,813,000) and December 31, 2017 ($32,910,000), the respective expiration dates, whichever occurs first.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2011, the Fund used futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2011, the Fund's investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $1,065,000 to $1,585,000.

The following table summarizes the value of the Fund's derivative instruments held as of June 30, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Futures Contracts
Equity Contracts (a)	$53,820

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$137,064

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$38,602

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the six months ended June 30, 2011, purchases and sales of investment transactions (excluding short-term investments) aggregated $111,920,772 and $117,166,748, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") serves as subadvisor. As a subadvisor to the Fund, QS Investors makes investment decisions and buys and sells securities for the Fund. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
$0-$250 million	.550%
next $750 million	.520%
next $1.5 billion	.500%
next $2.5 billion	.480%
next $2.5 billion	.450%
next $2.5 billion	.430%
next $2.5 billion	.410%
over $12.5 billion	.390%

Accordingly, for the six months ended June 30, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.55% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2011, the Administration Fee was $56,191, of which $8,992 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated ($)	Unpaid at June 30, 2011
Class A	$110	$78
Class B	12	6
	$122	$84

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2011, the Distribution Service Fee aggregated $215, of which $196 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $6,587, of which $624 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Ownership of the Fund

At June 30, 2011, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 52% and 37%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 100%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2011.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2BC-3 (R-023290-1 8/11)

JUNE 30, 2011

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Core Fixed Income VIP
Contents
3 Performance Summary
4 Information About Your Fund's Expenses
5 Portfolio Summary
6 Investment Portfolio
11 Statement of Assets and Liabilities
12 Statement of Operations
12 Statement of Changes in Net Assets
14 Financial Highlights
15 Notes to Financial Statements
19 Proxy Voting
20 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. In the current market environment, mortgage-backed securities are experiencing increased volatility. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2011

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2011 is 0.72% for Class A shares, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Growth of an Assumed $10,000 Investment in DWS Core Fixed Income VIP
[] DWS Core Fixed Income VIP — Class A [] Barclays Capital US Aggregate Bond Index
Barclays Capital US Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Core Fixed Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,241	$10,360	$9,701	$10,364	$12,864
	Average annual total return	2.41%	3.60%	-1.01%	0.72%	2.55%
Barclays Capital US Aggregate Bond Index	Growth of $10,000	$10,272	$10,390	$12,065	$13,715	$17,481
	Average annual total return	2.72%	3.90%	6.46%	6.52%	5.74%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2011 to June 30, 2011).

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2011
Actual Fund Return	Class A
Beginning Account Value 1/1/11	$1,000.00
Ending Account Value 6/30/11	$1,024.10
Expenses Paid per $1,000*	$3.56
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/11	$1,000.00
Ending Account Value 6/30/11	$1,021.27
Expenses Paid per $1,000*	$3.56

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Core Fixed Income VIP	.71%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Portfolio Summary
Asset Allocation (As a % of Net Assets)	6/30/11	12/31/10

Corporate Bonds	31%	29%
Mortgage-Backed Securities Pass-Throughs	26%	38%
Government & Agency Obligations	16%	34%
Commercial Mortgage-Backed Securities	13%	9%
Municipal Bonds and Notes	7%	8%
Collateralized Mortgage Obligations	4%	2%
Asset-Backed	3%	2%
Cash Equivalents and Other Assets and Liabilities, net	0%	(22)%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/11	12/31/10

US Government and Agencies	41%	59%
AAA	8%	3%
AA	7%	7%
A	17%	13%
BBB	21%	15%
BB	1%	2%
B	1%	—
Not Rated	4%	1%
	100%	100%

Interest Rate Sensitivity	6/30/11	12/31/10

Effective Maturity	7.7 years	7.0 years
Effective Duration	5.4 years	5.0 years

Asset allocation and Interest Rate Sensitivity are subject to change.

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio June 30, 2011 (Unaudited)
	Principal Amount ($)	Value ($)

Corporate Bonds 31.0%
Consumer Discretionary 4.5%
AMC Entertainment, Inc., 8.75%, 6/1/2019	143,000	150,865
CBS Corp., 5.9%, 10/15/2040	380,000	363,711
CCO Holdings LLC, 7.0%, 1/15/2019	400,000	412,000
Comcast Cable Holdings LLC, 10.125%, 4/15/2022	180,000	248,965
DIRECTV Holdings LLC:
3.125%, 2/15/2016	200,000	202,901
6.35%, 3/15/2040	312,000	328,197
Home Depot, Inc.:
5.4%, 9/15/2040	175,000	166,867
5.875%, 12/16/2036	75,000	76,759
MGM Resorts International, 9.0%, 3/15/2020	500,000	547,500
NBCUniversal Media LLC, 144A, 5.95%, 4/1/2041	172,000	174,905
Time Warner, Inc.:
6.2%, 3/15/2040	250,000	256,119
7.625%, 4/15/2031	250,000	299,945
Yum! Brands, Inc.:
3.875%, 11/1/2020	300,000	291,200
5.3%, 9/15/2019	100,000	107,487
		3,627,421
Consumer Staples 2.4%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/2019	400,000	503,218
CVS Caremark Corp., 5.75%, 5/15/2041	190,000	186,815
Kellogg Co., 4.0%, 12/15/2020	200,000	199,700
Kraft Foods, Inc., 5.375%, 2/10/2020	825,000	901,888
Kroger Co., 5.4%, 7/15/2040	150,000	144,140
		1,935,761
Energy 3.6%
DCP Midstream LLC, 144A, 9.75%, 3/15/2019	280,000	365,953
Enterprise Products Operating LLC, 4.6%, 8/1/2012	500,000	519,288
Kinder Morgan Energy Partners LP, 6.5%, 9/1/2039	300,000	311,514
ONEOK Partners LP, 6.15%, 10/1/2016	321,000	369,357
Plains All American Pipeline LP, 8.75%, 5/1/2019	350,000	440,307
Weatherford International Ltd., 5.125%, 9/15/2020	550,000	561,562
Williams Partners LP, 4.125%, 11/15/2020	360,000	345,561
		2,913,542
Financials 12.4%
American Express Co., 7.0%, 3/19/2018	700,000	823,786
Bank of America Corp.:
5.65%, 5/1/2018	865,000	911,996
6.5%, 8/1/2016	80,000	89,220
Bunge Ltd. Finance Corp., 4.1%, 3/15/2016	145,000	151,042
Citigroup, Inc., 5.375%, 8/9/2020	800,000	834,851
CNA Financial Corp., 5.75%, 8/15/2021	553,000	571,022
	Principal Amount ($)	Value ($)

Fifth Third Bancorp., 5.45%, 1/15/2017	430,000	460,583
General Electric Capital Corp., 5.3%, 2/11/2021	285,000	296,555
Hartford Financial Services Group, Inc., 5.95%, 10/15/2036	270,000	254,236
JPMorgan Chase & Co., 5.125%, 9/15/2014	800,000	864,519
KeyCorp, 5.1%, 3/24/2021	300,000	305,548
Lincoln National Corp., 8.75%, 7/1/2019	350,000	441,664
MetLife, Inc., 7.717%, 2/15/2019	395,000	478,117
Morgan Stanley, 5.75%, 1/25/2021	400,000	404,732
National Rural Utilities Cooperative Finance Corp., 10.375%, 11/1/2018	200,000	276,985
Nationwide Financial Services, Inc., 144A, 5.375%, 3/25/2021	183,000	183,812
Nordea Bank AB, 144A, 4.875%, 5/13/2021	350,000	336,130
PNC Funding Corp., 5.25%, 11/15/2015	450,000	490,325
Prudential Financial, Inc.:
Series B, 5.1%, 9/20/2014	130,000	141,333
6.2%, 1/15/2015	90,000	100,758
7.375%, 6/15/2019	50,000	59,295
Royal Bank of Scotland PLC, 6.125%, 1/11/2021	325,000	333,162
SunTrust Banks, Inc., 3.6%, 4/15/2016	150,000	151,455
The Goldman Sachs Group, Inc., 6.0%, 6/15/2020	550,000	591,793
Wells Fargo & Co., 4.6%, 4/1/2021	475,000	477,637
		10,030,556
Health Care 2.6%
Amgen, Inc., 5.65%, 6/15/2042	156,000	156,253
Express Scripts, Inc.:
6.25%, 6/15/2014	205,000	230,855
7.25%, 6/15/2019	405,000	484,406
Quest Diagnostics, Inc.:
4.7%, 4/1/2021	650,000	665,364
6.4%, 7/1/2017	500,000	576,886
		2,113,764
Industrials 1.2%
CSX Corp.:
6.15%, 5/1/2037	250,000	267,702
6.25%, 3/15/2018	380,000	438,456
Republic Services, Inc., 5.7%, 5/15/2041	245,000	239,174
		945,332
Information Technology 0.5%
Applied Materials, Inc., 5.85%, 6/15/2041	400,000	405,712
Materials 1.6%
ArcelorMittal, 6.125%, 6/1/2018	500,000	535,539
Corp Nacional del Cobre de Chile, 144A, 3.75%, 11/4/2020	550,000	522,540
Dow Chemical Co., 4.25%, 11/15/2020	285,000	278,147
		1,336,226
	Principal Amount ($)	Value ($)

Telecommunication Services 1.2%
American Tower Corp., 7.25%, 5/15/2019	250,000	282,041
Frontier Communications Corp., 7.875%, 4/15/2015	500,000	542,500
Verizon Communications, Inc., 4.6%, 4/1/2021	187,000	192,945
		1,017,486
Utilities 1.0%
DTE Energy Co., 7.625%, 5/15/2014	148,000	170,832
FirstEnergy Solutions Corp., 6.8%, 8/15/2039	292,000	303,643
Sempra Energy, 6.5%, 6/1/2016	290,000	335,846
		810,321
Total Corporate Bonds (Cost $24,018,328)		25,136,121

Mortgage-Backed Securities Pass-Throughs 25.8%
Federal Home Loan Mortgage Corp.:
4.0%, 8/1/2039	1,254,755	1,259,705
6.0%, with various maturities from 12/1/2034 until 3/1/2038	705,694	779,558
Federal National Mortgage Association:
3.193%*, 8/1/2037	192,347	201,141
3.5%, 8/1/2025 (a)	2,487,500	2,532,586
4.0%, 9/1/2040	2,409,752	2,415,118
4.5%, with various maturities from 10/1/2033 until 2/1/2039 (a)	4,374,328	4,529,406
5.0%, with various maturities from 7/1/2036 until 8/1/2040 (a)	3,284,795	3,481,770
5.124%*, 9/1/2038	134,152	141,825
5.5%, with various maturities from 12/1/2032 until 9/1/2036	2,152,103	2,340,460
6.0%, 4/1/2024	618,914	690,109
6.5%, with various maturities from 3/1/2017 until 4/1/2037	936,022	1,058,069
8.0%, 9/1/2015	10,484	11,377
Government National Mortgage Association, 4.5%, 6/1/2039 (a)	1,450,000	1,530,316
Total Mortgage-Backed Securities Pass-Throughs (Cost $20,611,038)		20,971,440

Asset-Backed 2.6%
Student Loans
Nelnet Student Loan Trust:
"A1", Series 2007-1, 0.267%*, 11/27/2018	843,029	831,975
"A4", Series 2006-1, 0.349%*, 11/23/2022	1,300,000	1,275,986
Total Asset-Backed (Cost $2,110,732)		2,107,961

Commercial Mortgage-Backed Securities 12.8%
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
"A5A", Series 2005-4, 4.933%, 7/10/2045	1,100,000	1,173,388
"A2", Series 2007-2, 5.634%, 4/10/2049	216,986	218,944
"A4", Series 2006-3, 5.889%, 7/10/2044	795,000	874,178
	Principal Amount ($)	Value ($)

Bear Stearns Commercial Mortgage Securities, Inc., "A4", Series 2007-PW18, 5.7%, 6/11/2050	1,000,000	1,086,943
Citigroup/Deutsche Bank Commercial Mortgage Trust:
"A4", Series 2006-CD2, 5.524%*, 1/15/2046	250,000	270,641
"A5", Series 2006-CD3, 5.617%, 10/15/2048	1,035,000	1,123,420
Commercial Mortgage Pass-Through Certificates, "A4", Series 2007-C9, 6.008%*, 12/10/2049	825,000	906,164
Greenwich Capital Commercial Funding Corp., "A4", Series 2007-GG9, 5.444%, 3/10/2039	850,000	911,792
GS Mortgage Securities Corp. II, "A4A", Series 2005-GG4, 4.751%, 7/10/2039	1,300,000	1,385,730
LB-UBS Commercial Mortgage Trust:
"A3", Series 2006-C7, 5.347%, 11/15/2038	400,000	430,595
"A4", Series 2007-C6, 5.858%, 7/15/2040	400,000	433,978
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 6.02%*, 6/12/2050	900,000	965,639
Wachovia Bank Commercial Mortgage Trust, "A4", Series 2005-C22, 5.44%*, 12/15/2044	600,000	650,311
Total Commercial Mortgage-Backed Securities (Cost $10,252,893)		10,431,723

Collateralized Mortgage Obligations 4.1%
Federal National Mortgage Association:
''IO", Series 2010-143, Interest Only, 5.0%, 12/25/2025	82,194	10,023
"QD", Series 2005-29, 5.0%, 8/25/2033	435,000	475,719
Government National Mortgage Association:
"IU", Series 2010-164, Interest Only, 2.0%, 12/20/2013	2,412,877	93,281
"CI", Series 2010-145, Interest Only, 4.0%, 11/20/2035	630,615	75,491
"MI", Series 2010-85, Interest Only, 4.5%, 1/20/2036	1,069,948	138,917
"GI", Series 2010-89, Interest Only, 4.5%, 5/20/2039	936,661	181,992
"EI", Series 2010-134, Interest Only, 4.5%, 11/20/2039	487,501	96,515
"DI", Series 2011-40, Interest Only, 4.5%, 12/20/2040	1,968,142	319,866
"IM", Series 2010-87, Interest Only, 4.75%, 3/20/2036	1,230,359	173,516
"JI", Series 2010-67, Interest Only, 5.0%, 10/20/2033	1,757,017	171,626
"IA", Series 2010-58, Interest Only, 5.0%, 3/20/2039	1,894,877	407,332
"BI", Series 2010-168, Interest Only, 5.0%, 4/20/2040	6,178,651	871,219
MASTR Alternative Loans Trust, "5A1", Series 2005-1, 5.5%, 1/25/2020	285,530	292,333
Total Collateralized Mortgage Obligations (Cost $3,533,549)		3,307,830

	Principal Amount ($)	Value ($)

Government & Agency Obligations 16.4%
Sovereign Bonds 1.2%
Republic of Poland, 6.375%, 7/15/2019	500,000	571,250
Republic of South Africa, 6.25%, 3/8/2041	400,000	429,000
		1,000,250
US Treasury Obligations 15.2%
US Treasury Bill, 0.135%**, 9/15/2011 (b)	391,000	390,984
US Treasury Bonds:
4.75%, 2/15/2037 (c)	2,000,000	2,139,688
5.375%, 2/15/2031	2,500,000	2,930,077
7.125%, 2/15/2023	2,400,000	3,250,500
US Treasury Notes:
1.0%, 1/15/2014	955,000	963,431
3.625%, 2/15/2020 (c)	2,500,000	2,644,727
		12,319,407
Total Government & Agency Obligations (Cost $13,329,477)		13,319,657

Municipal Bonds and Notes 7.4%
California, University Revenues, Build America Bonds, 5.946%, 5/15/2045 (d)	180,000	169,412
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue, Build America Bonds, Series B, 6.2%, 12/1/2040 (d)	265,000	267,714
Glendale, AZ, Municipal Property Corp., Excise Tax Revenue, Series B, 6.157%, 7/1/2033, INS: AGMC (d)	420,000	427,480
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013 (d)	575,000	573,016
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018 (d)	775,000	778,542
	Principal Amount ($)	Value ($)

Louisville & Jefferson County, KY, Metropolitan Sewer District & Drain System, Build America Bonds, 6.25%, 5/15/2043 (d)	200,000	209,692
Miami-Dade County, FL, Educational Facilities Authority Revenue, University of Miami, Series B, 6.1%, 4/1/2015 (d)	680,000	706,867
Michigan, Western Michigan University Revenue, 4.41%, 11/15/2014, INS: AMBAC (d)	620,000	630,986
Nashville & Davidson County, TN, Metropolitan Government, Convention Center Authority Revenue, Build America Bonds, Series A2, 7.431%, 7/1/2043 (d)	250,000	280,448
New Jersey, Economic Development Authority Revenue, Series B, 6.5%, 11/1/2014, INS: AGC (d)	585,000	663,706
New Jersey, State Educational Facilities Authority Revenue, NJ City University, Series F, 6.85%, 7/1/2036, INS: AGC (d)	395,000	427,659
Newark, NJ, Pension Obligation, 5.853%, 4/1/2022, INS: AGMC (d)	865,000	866,548
Total Municipal Bonds and Notes (Cost $5,836,690)		6,002,070

	Shares	Value ($)

Securities Lending Collateral 5.3%
Daily Assets Fund Institutional, 0.13% (e) (f) (Cost $4,305,743)	4,305,743	4,305,743

Cash Equivalents 13.1%
Central Cash Management Fund, 0.11% (e) (Cost $10,598,158)	10,598,158	10,598,158

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $94,596,608)+	118.5	96,180,703
Other Assets and Liabilities, Net	(18.5)	(15,045,058)
Net Assets	100.0	81,135,645

* These securities are shown at their current rate as of June 30, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $94,602,993. At June 30, 2011, net unrealized appreciation for all securities based on tax cost was $1,577,710. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,257,163 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $679,453.

(a) When-issued or delayed delivery security included.

(b) At June 30, 2011, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2011 amounted to $4,148,485, which is 5.1% of net assets.

(d) Taxable issue.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

INS: Insured

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Included in the portfolio are investments in mortgage- or asset-backed securities, which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At June 30, 2011, open futures contracts sold were as follows:
Securities	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year US Treasury Note	USD	9/21/2011	65	7,951,328	34,141
30 Year US Treasury Bond	USD	9/21/2011	25	3,075,781	52,062
Total unrealized appreciation					86,203

At June 30, 2011, open credit default swap contracts purchased were as follows:
Effective/ Expiration Date	Notional Amount ($) (g)		Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Payment (Received) ($)	Unrealized Depreciation ($)
3/21/2011 6/20/2016	4,200,000	1	1.0%	Markit CDX.NA.IG Index	(17,198)	(1,974)	(15,224)

(g) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

Counterparty:

1 Citigroup, Inc.
Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and credit default swap contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income (h)
Corporate Bonds	$—	$25,136,121	$—	$25,136,121
Mortgage-Backed Securities Pass-Throughs	—	20,971,440	—	20,971,440
Asset-Backed	—	2,107,961	—	2,107,961
Commercial Mortgage-Backed Securities	—	10,431,723	—	10,431,723
Collateralized Mortgage Obligations	—	3,307,830	—	3,307,830
Government & Agency Obligations	—	13,319,657	—	13,319,657
Municipal Bonds and Notes	—	6,002,070	—	6,002,070
Short-Term Investments (h)	14,903,901	—	—	14,903,901
Derivatives (i)	86,203	—	—	86,203
Total	$14,990,104	$81,276,802	$—	$96,266,906
Liabilities
Derivatives (i)	$—	$(15,224)	$—	$(15,224)
Total	$—	$(15,224)	$—	$(15,224)

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended June 30, 2011.

(h) See Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on futures contracts and credit default swap contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2011 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $79,692,707) — including $4,148,485 of securities loaned	$81,276,802
Investment in Daily Assets Fund Institutional (cost $4,305,743)*	4,305,743
Investment in Central Cash Management Fund (cost $10,598,158)	10,598,158
Total investments in securities, at value (cost $94,596,608)	96,180,703
Cash	10,000
Receivable for Fund shares sold	43,593
Interest receivable	835,905
Receivable for daily variation margin on futures contracts	35,956
Foreign taxes recoverable	1,880
Other assets	575
Total assets	97,108,612
Liabilities
Payable upon return of securities loaned	4,305,743
Payable for investment purchased	93,499
Payable for investments purchased — delayed delivery securities	11,431,833
Payable for Fund shares redeemed	20,575
Net payable for closed swap contracts	30,215
Unrealized depreciation on swap contracts	15,224
Upfront payments received on swap contracts	1,974
Accrued management fee	34,932
Other accrued expenses and payables	38,972
Total liabilities	15,972,967
Net assets, at value	$81,135,645
Net Assets Consist of
Undistributed net investment income	1,434,359
Net unrealized appreciation (depreciation) on: Investments	1,584,095
Swap contracts	(15,224)
Futures	86,203
Accumulated net realized gain (loss)	(52,603,582)
Paid-in capital	130,649,794
Net assets, at value	$81,135,645
Class A Net Asset Value, offering and redemption price per share ($81,135,645 ÷ 9,317,353 outstanding shares of beneficial interest, no par value, 24,742,586 shares authorized)	$8.71

* Represents collateral of securities loaned.
The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2011 (Unaudited)
Investment Income
Income: Interest	$1,755,969
Income distributions — Central Cash Management Fund	6,156
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	2,309
Total income	1,764,434
Expenses: Management fee	208,315
Administration fee	41,663
Services to shareholders	1,091
Custodian fee	6,062
Audit and tax fees	22,655
Legal fees	4,615
Reports to shareholders	11,525
Trustees' fees and expenses	2,625
Other	4,400
Total expenses before expense reductions	302,951
Expense reductions	(7,088)
Total expenses after expense reductions	295,863
Net investment income (loss)	1,468,571
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,470,737
Swap contracts	(38,597)
Futures	295,848
1,727,988
Change in net unrealized appreciation (depreciation) on: Investments	(689,990)
Swap contracts	(15,224)
Futures	(531,188)
(1,236,402)
Net gain (loss)	491,586
Net increase (decrease) in net assets resulting from operations	$1,960,157

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations: Net investment income (loss)	$1,468,571	$2,528,721
Net realized gain (loss)	1,727,988	4,071,997
Change in net unrealized appreciation (depreciation)	(1,236,402)	(457,850)
Net increase (decrease) in net assets resulting from operations	1,960,157	6,142,868
Distributions to shareholders from: Net investment income: Class A	(2,313,385)	(5,749,285)
Total distributions	(2,313,385)	(5,749,285)
Fund share transactions: Class A Proceeds from shares sold	2,060,344	26,314,018
Shares converted*	—	53,582
Reinvestment of distributions	2,313,385	5,749,285
Payments for shares redeemed	(10,733,108)	(38,312,024)
Net increase (decrease) in net assets from Class A share transactions	(6,359,379)	(6,195,139)
Class B Proceeds from shares sold	—	785
Shares converted*	—	(53,582)
Payments for shares redeemed	—	(78)
Net increase (decrease) in net assets from Class B share transactions	—	(52,875)
Increase (decrease) in net assets	(6,712,607)	(5,854,431)
Net assets at beginning of period	87,848,252	93,702,683
Net assets at end of period (including undistributed net investment income of $1,434,359 and $2,279,173, respectively)	$81,135,645	$87,848,252
Other Information
Class A Shares outstanding at beginning of period	10,037,687	10,676,602
Shares sold	235,645	3,026,894
Shares converted*	—	5,994
Shares issued to shareholders in reinvestment of distributions	268,063	681,204
Shares redeemed	(1,224,042)	(4,353,007)
Net increase (decrease) in Class A shares	(720,334)	(638,915)
Shares outstanding at end of period	9,317,353	10,037,687
Class B Shares outstanding at beginning of period	—	5,948
Shares sold	—	89
Shares converted*	—	(6,028)
Shares issued to shareholders in reinvestment of distributions	—	(9)
Net increase (decrease) in Class B shares	—	(5,948)
Shares outstanding at end of period	—	—

* On February 5, 2010, Class B shares converted into Class A shares.
The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/11 (Unaudited)		2010	2009		2008		2007	2006
Selected Per Share Date
Net asset value, beginning of period	$8.75		$8.77	$8.90		$11.82		$11.86	$11.81
Income (loss) from investment operations: Net investment incomea	.15		.23	.39		.57		.56	.53
Net realized and unrealized gain (loss)	.06		.32	.24		(2.72)		(.08)	(.05)
Total from investment operations	.21		.55	.63		(2.15)		.48	.48
Less distributions from: Net investment income	(.25)		(.57)	(.76)		(.77)		(.52)	(.43)
Net realized gains	—		—	—		—		—	(.00	)***
Total distributions	(.25)		(.57)	(.76)		(.77)		(.52)	(.43)
Net asset value, end of period	$8.71		$8.75	$8.77		$8.90		$11.82	$11.86
Total Return (%)	2.41	b**	6.51	7.72	c	(19.33	)b	4.17	4.26
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	81		88	94		110		186	277
Ratio of expenses before expense reductions (%)	.73	*	.72	.59		.70		.66	.68
Ratio of expenses after expense reductions (%)	.71	*	.72	.59		.70		.66	.68
Ratio of net investment income (%)	3.52	*	2.62	4.50		5.36		4.78	4.56
Portfolio turnover rate (%)	142	**	356	222		215		209	198
a Based on average shares outstanding during the period.
b Total returns would have been lower had certain expenses not been reduced.
c Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.02% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Core Fixed Income VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At December 31, 2010, the Fund had net tax basis capital loss carryforward of approximately $53,707,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($5,512,000) and December 31, 2017 ($48,195,000), the respective expiration dates, whichever occurs first.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions of net investment income of the Fund, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund.

B. Derivative Instruments

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the six months ended June 30, 2011, the Fund bought credit default swap contracts to gain exposure to an underlying reference entity's credit quality characteristics without directly investing in that reference entity, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of June 30, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2011, the Fund's investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to approximately $4,200,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2011, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2011, the Fund's investment in futures contracts sold had a total notional value generally indicative of a range from approximately $11,027,000 to $23,345,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Futures Contracts
Interest Rate Contracts (a)	$86,203

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
Liability Derivative	Swap Contracts
Credit Contracts (a)	$(15,224)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$295,848	$295,848
Credit Contracts (a)	(38,597)	—	(38,597)
	$(38,597)	$295,848	$257,251

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts and futures, respectively
Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$(531,188)	$(531,188)
Credit Contracts (a)	(15,224)	—	(15,224)
	$(15,224)	$(531,188)	$(546,412)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts and futures, respectively

C. Purchases and Sales of Securities

During the six months ended June 30, 2011, purchases and sales of investment transactions (excluding short-term investments and US Treasury obligations) aggregated $108,700,006 and $118,448,131, respectively. Purchases and sales of US Treasury obligations aggregated $14,032,509 and $31,059,586, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
$0-$250 million	.500%
next $750 million	.470%
next $1.5 billion	.450%
next $2.5 billion	.430%
next $2.5 billion	.400%
next $2.5 billion	.380%
next $2.5 billion	.360%
over $12.5 billion	.340%

For the period from January 1, 2011 through September 30, 2011, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.71%.

Accordingly, for the six months ended June 30, 2011, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $7,023, and the amount charged aggregated $201,292, which was equivalent to an annualized effective rate of 0.48% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2011, the Administration Fee was $41,663, of which $6,777 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2011, the amounts charged to the Fund by DISC aggregated $65, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $4,315, of which $659 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Ownership of the Fund

At June 30, 2011, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 44%, 41% and 13%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2011.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2CFI-3 (R-023292-1 8/11)

JUNE 30, 2011

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Diversified International Equity VIP
Contents
3 Performance Summary
4 Information About Your Fund's Expenses
5 Portfolio Summary
6 Investment Portfolio
16 Statement of Assets and Liabilities
17 Statement of Operations
18 Statement of Changes in Net Assets
20 Financial Highlights
21 Notes to Financial Statements
25 Proxy Voting
26 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2011

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2011 is 0.99% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.
Growth of an Assumed $10,000 Investment in DWS Diversified International Equity VIP
[] DWS Diversified International Equity VIP — Class A [] MSCI EAFE® Index
The Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East EAFE® Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Diversified International Equity VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,493	$13,064	$8,201	$10,304	$15,624
	Average annual total return	4.93%	30.64%	-6.40%	0.60%	4.56%
MSCI EAFE Index	Growth of $10,000	$10,498	$13,036	$9,478	$10,760	$17,344
	Average annual total return	4.98%	30.36%	-1.77%	1.48%	5.66%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2011 to June 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2011
Actual Fund Return	Class A
Beginning Account Value 1/1/11	$1,000.00
Ending Account Value 6/30/11	$1,049.30
Expenses Paid per $1,000*	$5.08
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/11	$1,000.00
Ending Account Value 6/30/11	$1,019.84
Expenses Paid per $1,000*	$5.01

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Diversified International Equity VIP	1.00%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/11	12/31/10

Common Stocks	87%	87%
Exchange-Traded Funds	10%	9%
Cash Equivalents*	2%	3%
Preferred Stocks	1%	1%
	100%	100%

Sector Diversification (As a % of Common and Preferred Stocks)	6/30/11	12/31/10

Telecommunication Services	14%	16%
Consumer Staples	13%	12%
Health Care	12%	9%
Financials	11%	10%
Utilities	11%	8%
Consumer Discretionary	10%	8%
Materials	9%	11%
Industrials	8%	11%
Information Technology	7%	6%
Energy	5%	9%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/11	12/31/10

Continental Europe	49%	49%
Japan	13%	21%
Canada	11%	5%
Emerging Markets	11%	10%
United Kingdom	7%	7%
Asia (excluding Japan)	5%	4%
Australia	4%	4%
	100%	100%

* In order to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market, the Fund invests in futures contracts.

Asset allocation, sector and geographical diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio June 30, 2011 (Unaudited)
	Shares	Value ($)

Common Stocks 86.4%
Australia 3.7%
AGL Energy Ltd.	18,406	289,695
Asciano Ltd.	17,279	30,585
Australia & New Zealand Banking Group Ltd.	2,823	66,669
BHP Billiton Ltd.	4,758	224,879
Brambles Ltd.	13,105	101,812
Coca-Cola Amatil Ltd.	2,294	28,148
Cochlear Ltd.	674	52,027
Commonwealth Bank of Australia	1,574	88,588
Crown Ltd.	9,187	88,210
CSL Ltd.	5,197	184,208
Fairfax Media Ltd. (a)	54,011	57,047
Foster's Group Ltd.	7,671	42,466
Leighton Holdings Ltd.	1,643	36,893
National Australia Bank Ltd. (a)	2,600	71,735
Newcrest Mining Ltd.	1,231	49,967
Origin Energy Ltd.	6,869	116,807
Qantas Airways Ltd.*	18,444	36,560
QBE Insurance Group Ltd.	2,063	38,300
QR National Ltd.*	14,433	52,435
Rio Tinto Ltd.	735	65,714
Santos Ltd.	6,168	89,877
Sonic Healthcare Ltd.	4,124	56,896
SP AusNet	58,973	59,797
TABCORP Holdings Ltd.	15,130	53,594
Tatts Group Ltd.	24,689	63,705
Telstra Corp., Ltd.	88,649	275,275
Toll Holdings Ltd.	7,945	41,500
Transurban Group (Units)	14,907	83,935
Wesfarmers Ltd.	3,054	104,661
Westfield Group (REIT) (Units)	3,912	36,455
Westpac Banking Corp.	2,569	61,625
Woodside Petroleum Ltd.	3,950	174,242
Woolworths Ltd.	3,431	102,311
WorleyParsons Ltd.	1,721	52,255
(Cost $1,947,949)		2,978,873
Austria 0.5%
Erste Group Bank AG (a)	3,560	186,471
Immofinanz AG* (a)	21,500	91,637
Raiffeisen Bank International AG (a)	881	45,344
Vienna Insurance Group AG Wiener Versicherung Gruppe (a)	1,323	72,720
(Cost $228,099)		396,172
Belgium 1.1%
Ageas	34,376	93,218
Anheuser-Busch InBev NV	3,696	214,313
Compagnie Nationale a Portefeuille*	539	38,198
Delhaize Group	593	44,460
Dexia SA* (a)	10,150	31,582
Groupe Bruxelles Lambert SA (a)	588	52,269
KBC Groep NV (a)	2,458	96,553
Solvay SA (a)	1,159	179,084
Umicore SA	2,235	121,819
(Cost $581,785)		871,496
Bermuda 0.1%
Seadrill Ltd. (a) (Cost $31,566)	3,016	106,166
	Shares	Value ($)

Canada 11.2%
Agnico-Eagle Mines Ltd.	700	44,259
Alimentation Couche-Tard, Inc. "B"	3,600	104,963
Bank of Montreal	1,300	82,695
Bank of Nova Scotia	2,500	150,604
Barrick Gold Corp. (a)	2,300	104,429
BCE, Inc. (a)	6,300	247,049
Bell Aliant, Inc.	2,300	68,491
Bombardier, Inc. "B"	19,900	143,403
Brookfield Asset Management, Inc. "A"	1,700	56,564
CAE, Inc.	3,800	51,260
Canadian Imperial Bank of Commerce	1,000	78,957
Canadian National Railway Co. (a)	6,400	511,894
Canadian Natural Resources Ltd.	1,800	75,456
Canadian Pacific Railway Ltd.	2,600	162,208
Canadian Tire Corp., Ltd. "A"	1,700	111,224
Canadian Utilities Ltd. "A"	5,900	342,701
CGI Group, Inc. "A"*	11,100	274,033
Empire Co., Ltd. "A"	900	52,164
EnCana Corp.	1,500	46,317
Finning International, Inc.	2,600	77,101
Fortis, Inc.	11,900	399,155
George Weston Ltd.	1,400	101,525
Gildan Activewear, Inc.	2,500	88,107
Goldcorp, Inc.	1,800	87,065
Imperial Oil Ltd.	1,000	46,576
Kinross Gold Corp.	2,300	36,320
Loblaw Companies Ltd.	2,900	117,119
Magna International, Inc. "A"	4,506	243,650
Manulife Financial Corp.	4,700	83,235
Metro, Inc. "A"	2,800	139,325
National Bank of Canada	600	48,662
Open Text Corp.* (a)	2,800	179,505
Potash Corp. of Saskatchewan, Inc. (a)	1,800	102,813
Research In Motion Ltd.*	21,100	609,952
Ritchie Bros. Auctioneers, Inc. (a)	1,600	44,062
Rogers Communications, Inc. "B" (a)	10,900	431,615
Royal Bank of Canada	3,300	188,635
Saputo, Inc.	3,800	183,253
Shaw Communications, Inc. "B"	7,800	177,844
Shoppers Drug Mart Corp.	5,700	234,631
SNC-Lavalin Group, Inc.	2,200	134,311
Sun Life Financial, Inc.	2,000	60,242
Suncor Energy, Inc.	2,420	94,848
Teck Resources Ltd. "B"	1,200	60,992
Telus Corp.	1,600	88,092
Telus Corp. (Non-Voting Shares) (a)	4,000	210,773
Thomson Reuters Corp. (b)	6,100	229,023
Thomson Reuters Corp. (b)	1,158	43,494
Tim Hortons, Inc.	3,600	175,773
Toronto-Dominion Bank	2,100	178,068
TransAlta Corp.	14,500	309,560
Valeant Pharmaceuticals International, Inc.	19,000	987,972
Viterra, Inc.	10,100	109,750
Yellow Media, Inc. (a)	11,800	29,364
(Cost $7,800,152)		9,041,083
	Shares	Value ($)

Cyprus 0.1%
Bank of Cyprus Public Co., Ltd. (Cost $92,968)	21,752	64,190
Denmark 2.4%
A P Moller-Maersk AS "A"	7	57,929
A P Moller-Maersk AS "B" (a)	15	129,424
Carlsberg AS "B"	4,596	500,108
Coloplast AS "B" (a)	299	45,457
Danske Bank AS*	14,587	270,907
DSV AS	2,622	62,917
Novo Nordisk AS "B"	6,131	768,663
Tryg AS	621	35,805
Vestas Wind Systems AS*	2,251	52,331
William Demant Holding AS* (a)	427	38,528
(Cost $1,426,185)		1,962,069
Finland 3.1%
Fortum Oyj	11,788	341,390
Kone Oyj "B" (a)	1,991	125,012
Metso Corp. (a)	1,709	97,066
Nokia Corp. (a)	52,222	337,281
Outokumpu Oyj (a)	7,460	98,748
Pohjola Bank PLC (a)	5,199	67,231
Rautaruukki Oyj	4,708	106,371
Sampo Oyj "A"	9,439	304,761
Stora Enso Oyj "R" (a)	34,707	364,145
UPM-Kymmene Oyj (a)	31,076	568,271
Wartsila Corp. (a)	2,307	77,843
(Cost $1,981,271)		2,488,119
France 6.8%
Air Liquide SA (a)	1,503	215,443
Alcatel-Lucent*	19,719	113,841
Atos Origin SA (a)	697	39,385
AXA SA (a)	3,081	69,951
BNP Paribas	1,550	119,544
Bouygues SA	734	32,270
Cap Gemini	1,341	78,569
Carrefour SA* (a)	4,540	186,461
Casino Guichard-Perrachon SA (a)	794	74,845
Compagnie de Saint-Gobain	755	48,895
Credit Agricole SA	1,831	27,538
DANONE SA (a)	4,560	340,242
Dassault Systemes SA	830	70,668
Electricite de France	2,181	85,621
Essilor International SA (a)	3,351	271,799
France Telecom SA (a)	32,122	683,342
GDF Suez	11,364	415,887
Iliad SA (a)	426	57,163
L'Oreal SA (a)	1,857	241,195
Lafarge SA (a)	1,230	78,385
LVMH Moet Hennessy Louis Vuitton SA	420	75,591
Pernod Ricard SA	1,706	168,164
Sanofi	14,584	1,172,175
Schneider Electric SA (a)	447	74,681
Societe Generale	1,069	63,361
Suez Environnement Co.	1,869	37,251
Total SA	6,374	368,647
Unibail-Rodamco SE (REIT) (a)	265	61,240
Vallourec SA (a)	299	36,410
Veolia Environnement	2,754	77,594
Vinci SA	944	60,471
	Shares	Value ($)

Vivendi	2,577	71,663
(Cost $4,074,471)		5,518,292
Germany 5.9%
Adidas AG	1,331	105,575
Allianz SE (Registered)	1,458	203,708
BASF SE	1,618	158,338
Bayer AG	6,352	510,676
Bayerische Motoren Werke (BMW) AG	2,347	233,870
Beiersdorf AG	2,600	168,719
Commerzbank AG*	10,242	44,042
Continental AG* (a)	632	66,356
Daimler AG (Registered)	6,253	470,606
Deutsche Boerse AG	688	52,215
Deutsche Post AG (Registered)	3,555	68,269
Deutsche Telekom AG (Registered)	48,743	764,538
E.ON AG	7,336	208,254
Fresenius Medical Care AG & Co. KGaA	1,256	93,906
Fresenius SE & Co. KGaA	632	65,965
HeidelbergCement AG	310	19,762
Henkel AG & Co. KGaA	3,480	199,452
Infineon Technologies AG (a)	6,144	68,943
K+S AG	447	34,354
Kabel Deutschland Holding AG*	519	31,911
Linde AG	332	58,208
Merck KGaA	430	46,728
Metro AG	3,345	202,494
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (a)	598	91,294
RWE AG	1,527	84,511
SAP AG	6,095	368,638
Siemens AG (Registered) (a)	1,513	207,742
Suedzucker AG	2,222	78,958
ThyssenKrupp AG	776	40,255
Volkswagen AG	228	41,890
(Cost $3,401,032)		4,790,177
Greece 0.4%
Alpha Bank AE*	13,183	66,621
EFG Eurobank Ergasias*	8,459	39,803
National Bank of Greece SA*	24,508	176,087
(Cost $435,030)		282,511
Hong Kong 2.5%
AIA Group Ltd.*	23,000	80,197
Cathay Pacific Airways Ltd.	15,000	34,888
Cheung Kong (Holdings) Ltd.	5,000	73,531
Cheung Kong Infrastructure Holdings Ltd.	7,000	36,369
CLP Holdings Ltd.	27,000	239,686
Esprit Holdings Ltd.	14,495	45,153
Genting Singapore PLC* (a)	178,000	280,882
Hang Seng Bank Ltd.	2,200	35,185
Hong Kong & China Gas Co., Ltd. (a)	56,650	128,905
Hong Kong Exchanges & Clearing Ltd. (a)	3,500	73,729
Hutchison Whampoa Ltd.	31,000	336,102
Li & Fung Ltd.	42,000	84,471
MTR Corp., Ltd.	28,500	101,360
Noble Group Ltd.	29,363	47,273
NWS Holdings Ltd.	30,000	40,199
Power Assets Holdings Ltd.	17,500	131,998
Shangri-La Asia Ltd. (a)	18,000	44,424
	Shares	Value ($)

SJM Holdings Ltd.	12,000	28,679
Sun Hung Kai Properties Ltd.	5,000	72,777
Swire Pacific Ltd. "A"	3,500	51,700
Yue Yuen Industrial (Holdings) Ltd. (a)	10,500	33,493
(Cost $1,400,594)		2,001,001
Ireland 1.6%
CRH PLC (b)	20,956	464,056
CRH PLC (b)	34,837	774,721
Experian PLC	5,338	67,984
(Cost $1,132,104)		1,306,761
Italy 3.4%
A2A SpA	20,926	32,578
Assicurazioni Generali SpA	3,242	68,369
Atlantia SpA	5,777	122,987
Enel Green Power SpA	16,188	44,651
Enel SpA	64,634	422,176
Eni SpA	11,687	277,058
Fiat Industrial SpA*	9,511	122,956
Fiat SpA (a)	12,889	141,504
Finmeccanica SpA	7,959	96,320
Intesa Sanpaolo	32,101	85,369
Luxottica Group SpA	2,649	84,916
Mediaset SpA (a)	10,870	51,106
Pirelli & C. SpA	4,802	51,888
Prysmian SpA	3,602	72,453
Saipem SpA	1,672	86,323
Snam Rete Gas SpA	9,753	57,738
Telecom Italia SpA	337,823	470,074
Telecom Italia SpA (RSP)	223,543	260,159
Terna — Rete Elettrica Nationale SpA	14,939	69,420
UBI Banca — Unione di Banche Italiane ScpA (a)	3,919	22,063
UniCredit SpA	41,574	87,934
(Cost $2,253,559)		2,728,042
Japan 12.5%
AEON Co., Ltd. (a)	10,100	121,902
Ajinomoto Co., Inc.	10,000	118,916
Alfresa Holdings Corp.	1,000	38,923
Asahi Breweries Ltd.	5,900	118,883
Asahi Kasei Corp.	7,000	47,267
Astellas Pharma, Inc.	4,800	185,603
Bridgestone Corp.	2,100	48,331
Canon, Inc.	1,800	85,836
Central Japan Railway Co.	3	23,580
Chubu Electric Power Co., Inc.	13,700	268,119
Chugai Pharmaceutical Co., Ltd.	2,900	47,579
Chugoku Electric Power Co., Inc.	6,000	104,085
Dai-ichi Life Insurance Co., Ltd. (a)	35	49,006
Daiichi Sankyo Co., Ltd.	7,900	154,523
Daiwa House Industry Co., Ltd.	2,000	25,181
Daiwa Securities Group, Inc. (a)	10,000	44,055
Denso Corp.	1,100	40,842
East Japan Railway Co.	726	41,719
Eisai Co., Ltd.	2,900	113,264
Electric Power Development Co., Ltd.	2,600	70,225
FamilyMart Co., Ltd.	1,000	36,758
FANUC Corp.	300	50,025
FUJIFILM Holdings Corp.	1,800	56,105
	Shares	Value ($)

Hisamitsu Pharmaceutical Co., Inc. (a)	900	38,373
Hitachi Ltd. (a)	9,000	53,201
Hokkaido Electric Power Co., Inc.	3,900	64,975
Hokuriku Electric Power Co.	2,800	53,550
Honda Motor Co., Ltd.	4,600	177,301
HOYA Corp.	1,400	31,031
Idemitsu Kosan Co., Ltd. (a)	400	42,724
INPEX Corp.	21	155,037
Japan Tobacco, Inc.	55	212,258
JFE Holdings, Inc.	2,300	63,288
JX Holdings, Inc.	22,920	154,775
Kansai Electric Power Co., Inc.	14,800	295,396
Kao Corp.	7,300	191,850
KDDI Corp.	40	287,804
Keyence Corp.	100	28,361
Kikkoman Corp.	3,000	31,577
Kirin Holdings Co., Ltd.	12,000	167,774
Komatsu Ltd.	1,300	40,447
Kyocera Corp.	500	50,864
Kyowa Hakko Kirin Co., Ltd.	5,000	47,693
Kyushu Electric Power Co., Inc.	8,100	146,057
Lawson, Inc. (a)	900	47,268
MEIJI Holdings Co., Ltd.	1,200	50,569
Miraca Holdings, Inc.	1,000	40,570
Mitsubishi Chemical Holdings Corp.	6,500	46,110
Mitsubishi Corp.	2,400	60,132
Mitsubishi Estate Co., Ltd.	5,000	87,774
Mitsubishi Tanabe Pharma Corp.	3,000	50,335
Mitsubishi UFJ Financial Group, Inc.	48,300	235,138
Mitsui & Co., Ltd.	3,200	55,338
Mitsui Fudosan Co., Ltd.	3,000	51,721
Mitsui O.S.K Lines Ltd.	7,000	37,670
Mizuho Financial Group, Inc.	77,200	127,273
MS&AD Insurance Group Holdings, Inc.	2,400	56,294
Nintendo Co., Ltd.	200	37,664
Nippon Meat Packers, Inc.	3,000	43,015
Nippon Steel Corp. (a)	21,000	68,150
Nippon Telegraph & Telephone Corp.	6,809	331,091
Nishi-Nippon City Bank Ltd.	13,000	38,489
Nissan Motor Co., Ltd.	6,000	62,984
Nisshin Seifun Group, Inc.	3,000	37,483
Nissin Foods Holdings Co., Ltd.	700	25,475
NKSJ Holdings, Inc.	7,000	46,185
Nomura Holdings, Inc. (a)	12,000	59,371
NTT DoCoMo, Inc.	213	379,980
Olympus Corp. (a)	2,900	97,743
Ono Pharmaceutical Co., Ltd.	1,200	64,058
Oriental Land Co., Ltd.	500	42,384
Osaka Gas Co., Ltd.	30,000	113,951
Otsuka Holdings Co., Ltd.	2,000	53,019
Panasonic Corp.	4,600	56,210
Resona Holdings, Inc.	6,900	32,494
Santen Pharmaceutical Co., Ltd.	1,000	40,651
Seven & I Holdings Co., Ltd.	10,200	274,399
Sharp Corp.	3,000	27,361
Shikoku Electric Power Co., Inc.	3,800	86,316
Shin-Etsu Chemical Co., Ltd.	1,500	80,459
Shionogi & Co., Ltd.	4,200	68,804
Shiseido Co., Ltd.	5,000	93,508
SOFTBANK Corp. (a)	11,900	450,710
Sony Corp.	2,100	55,586
	Shares	Value ($)

Sumitomo Chemical Co., Ltd.	10,000	49,946
Sumitomo Corp.	4,200	57,246
Sumitomo Mitsui Financial Group, Inc.	5,200	160,035
Sumitomo Mitsui Trust Holdings, Inc.	13,410	46,782
Sumitomo Realty & Development Co., Ltd. (a)	2,000	44,714
Suzuken Co., Ltd.	1,300	30,043
Sysmex Corp.	1,200	45,137
T&D Holdings, Inc.	1,800	42,760
Taisho Pharmaceutical Co., Ltd. (a)	2,000	45,090
Takeda Pharmaceutical Co., Ltd.	8,200	379,258
Terumo Corp.	2,000	108,077
Tohoku Electric Power Co., Inc.	9,100	131,295
Tokio Marine Holdings, Inc.	2,200	61,807
Tokyo Electric Power Co., Inc. (a)	29,000	119,118
Tokyo Gas Co., Ltd.	50,000	226,183
TonenGeneral Sekiyu KK (a)	4,000	49,183
Toray Industries, Inc. (a)	6,000	44,404
Toshiba Corp.	8,000	42,340
Toyo Suisan Kaisha Ltd.	1,000	23,636
Toyota Motor Corp.	7,400	311,561
Tsumura & Co.	1,500	47,994
Unicharm Corp.	1,500	65,552
Yakult Honsha Co., Ltd. (a)	1,700	49,219
(Cost $8,842,471)		10,120,175
Luxembourg 0.4%
ArcelorMittal	4,154	144,548
Millicom International Cellular SA (SDR) (a)	1,194	124,575
Tenaris SA	2,802	63,976
(Cost $178,537)		333,099
Macau 0.1%
Sands China Ltd.*	20,800	56,404
Wynn Macau Ltd. (a)	13,600	44,895
(Cost $50,091)		101,299
Netherlands 6.3%
AEGON NV* (a)	10,987	74,879
Akzo Nobel NV	2,534	159,852
ASML Holding NV (a)	30,585	1,126,829
Fugro NV (CVA)	2,406	173,486
Heineken Holding NV	913	46,721
Heineken NV	3,364	202,334
ING Groep NV (CVA)*	19,810	244,362
Koninklijke (Royal) KPN NV	49,296	716,570
Koninklijke Ahold NV (a)	14,948	200,864
Koninklijke DSM NV	1,774	115,137
Koninklijke Philips Electronics NV	6,373	163,558
PostNL NV	2,825	23,970
Randstad Holding NV (a)	918	42,426
Reed Elsevier NV	35,902	482,147
Royal Dutch Shell PLC "A"	3,949	140,712
Royal Dutch Shell PLC "B"	3,179	113,479
SBM Offshore NV	6,192	163,794
TNT Express NV*	3,139	32,556
Unilever NV (CVA)	16,399	537,232
Wolters Kluwer NV (a)	15,248	337,887
(Cost $4,003,221)		5,098,795
Norway 1.7%
Aker Solutions ASA	1,915	38,337
DnB NOR ASA	16,840	234,735
	Shares	Value ($)

Norsk Hydro ASA (a)	22,115	169,337
Statoil ASA	8,941	226,392
Telenor ASA	28,434	465,653
Yara International ASA	3,979	224,895
(Cost $697,313)		1,359,349
Portugal 0.7%
EDP — Energias de Portugal SA (Cost $536,855)	152,492	541,380
Singapore 2.5%
CapitaLand Ltd. (a)	20,000	47,564
DBS Group Holdings Ltd.	10,000	119,696
Fraser & Neave Ltd.	15,000	70,815
Golden Agri-Resources Ltd.	173,000	96,143
Hutchison Port Holdings Trust (Units)*	63,000	53,324
Jardine Cycle & Carriage Ltd.	3,000	105,440
Keppel Corp., Ltd.	15,400	139,343
Olam International Ltd.	35,000	77,833
Oversea-Chinese Banking Corp., Ltd.	14,000	106,834
SembCorp Industries Ltd.	19,000	77,475
SembCorp Marine Ltd.	8,000	34,661
Singapore Airlines Ltd.	6,000	69,361
Singapore Exchange Ltd. (a)	7,000	42,973
Singapore Press Holdings Ltd.	37,000	117,602
Singapore Technologies Engineering Ltd.	15,000	36,889
Singapore Telecommunications Ltd.	185,000	476,375
United Overseas Bank Ltd.	7,000	112,465
Wilmar International Ltd.	47,000	207,801
(Cost $1,316,141)		1,992,594
Spain 3.5%
Abertis Infraestructuras SA (a)	4,785	106,901
Acciona SA (a)	263	27,915
ACS, Actividades de Construccion y Servicios SA (a)	2,437	114,931
Banco Bilbao Vizcaya Argentaria SA (a)	7,473	87,589
Banco Santander SA	14,432	166,523
EDP Renovaveis SA*	17,487	115,363
Enagas (a)	2,258	54,754
Ferrovial SA (a)	7,222	91,193
Gas Natural SDG SA	2,049	42,959
Iberdrola Renovables SA (a)	11,066	48,882
Iberdrola SA*	39,318	349,930
Industria de Diseno Textil SA	2,942	268,654
Mediaset Espana Comunicacion SA (a)	2,352	20,435
Red Electrica Corporacion SA	1,144	69,129
Repsol YPF SA (a)	12,042	418,084
Telefonica SA (a)	31,343	766,460
Zardoya Otis SA	3,050	44,918
(Cost $2,016,364)		2,794,620
Sweden 2.4%
Assa Abloy AB "B"	1,207	32,440
Atlas Copco AB "A"	2,084	54,862
Boliden AB	5,037	93,111
Electrolux AB "B" (a)	1,929	46,030
Hennes & Mauritz AB "B" (a)	5,804	200,029
Holmen AB "B"	1,214	37,849
Husqvarna AB "B"	4,852	32,108
Modern Times Group "B" (a)	537	35,482
Nordea Bank AB	10,270	110,358
	Shares	Value ($)

Sandvik AB (a)	3,095	54,268
Skandinaviska Enskilda Banken AB "A"	6,486	53,018
Skanska AB "B"	1,724	30,855
SKF AB "B" (a)	1,279	37,006
SSAB AB "A"	2,870	42,904
Svenska Cellulosa AB "B" (a)	9,672	136,190
Svenska Handelsbanken AB "A"	2,807	86,585
Swedbank AB "A"	2,295	38,546
Tele2 AB "B" (a)	4,023	79,508
Telefonaktiebolaget LM Ericsson "B"	34,517	496,442
TeliaSonera AB (a)	28,839	211,562
Volvo AB "B"	3,948	68,976
(Cost $1,263,795)		1,978,129
Switzerland 6.6%
ABB Ltd. (Registered)*	7,290	189,039
Adecco SA (Registered)* (a)	824	52,830
Compagnie Financiere Richemont SA "A"	3,148	206,140
Credit Suisse Group AG (Registered)*	1,994	77,503
Geberit AG (Registered)* (a)	246	58,288
Givaudan SA (Registered)* (a)	61	64,537
Holcim Ltd. (Registered)*	1,480	111,695
Lonza Group AG (Registered)*	466	36,471
Nestle SA (Registered) (a)	19,933	1,238,821
Novartis AG (Registered) (a)	10,620	650,554
Roche Holding AG (Genusschein)	3,411	570,657
Sika AG (a)	19	45,780
Sonova Holding AG (Registered)*	289	27,052
STMicroelectronics NV (a)	5,378	53,599
Swatch Group AG (Bearer) (a)	214	107,971
Swiss Re Ltd.* (a)	723	40,598
Swisscom AG (Registered)	2,899	1,328,580
Syngenta AG (Registered)*	467	157,650
UBS AG (Registered)*	6,394	116,595
Wolseley PLC	1,218	39,725
Xstrata PLC	2,858	63,030
Zurich Financial Services AG*	398	100,593
(Cost $3,085,191)		5,337,708
United Kingdom 6.9%
Anglo American PLC	1,947	96,489
ARM Holdings PLC	26,763	253,113
AstraZeneca PLC	8,743	436,553
Autonomy Corp. PLC*	4,292	117,592
BAE Systems PLC	10,946	55,957
Barclays PLC	8,467	34,852
BG Group PLC	3,267	74,146
BHP Billiton PLC	3,282	128,640
BP PLC	18,151	133,736
British American Tobacco PLC	3,987	174,764
British Sky Broadcasting Group PLC	4,941	67,107
BT Group PLC	44,070	142,948
Burberry Group PLC	1,367	31,783
Capita Group PLC	2,676	30,731
Centrica PLC	43,037	223,322
Compass Group PLC	7,663	73,919
Diageo PLC	4,423	90,371
GlaxoSmithKline PLC	32,547	696,853
HSBC Holdings PLC	12,924	128,213
Imperial Tobacco Group PLC	1,820	60,512
	Shares	Value ($)

Inmarsat PLC	3,673	32,787
International Consolidated Airlines Group SA* (a)	9,009	36,532
International Power PLC	9,966	51,458
Kingfisher PLC	9,477	40,644
Lloyds Banking Group PLC*	35,330	27,761
Marks & Spencer Group PLC	6,157	35,714
National Grid PLC	28,023	275,766
Next PLC (a)	876	32,715
Pearson PLC	2,885	54,649
Reckitt Benckiser Group PLC	1,170	64,600
Reed Elsevier PLC (a)	4,792	43,580
Rio Tinto PLC	2,033	146,802
Rolls-Royce Holdings PLC*	6,738	69,756
SABMiller PLC	1,731	63,109
Scottish & Southern Energy PLC	7,747	173,278
Severn Trent PLC	2,133	50,361
Shire PLC	4,174	130,303
Smith & Nephew PLC	6,163	65,751
Smiths Group PLC	1,710	32,963
Standard Chartered PLC	1,687	44,330
Subsea 7 SA* (a)	1,418	36,273
Tesco PLC	15,136	97,756
The Sage Group PLC	30,436	141,129
Unilever PLC	1,529	49,342
United Utilities Group PLC	6,323	60,751
Vodafone Group PLC	225,520	599,349
William Morrison Supermarkets PLC (a)	8,072	38,569
WPP PLC	4,824	60,395
(Cost $3,922,681)		5,608,024
Total Common Stocks (Cost $52,699,425)		69,800,124

Preferred Stocks 0.8%
Germany
Bayerische Motoren Werke (BMW) AG	634	40,299
Henkel AG & Co. KGaA (a)	4,546	315,176
Porsche Automobil Holding SE	1,116	88,523
Volkswagen AG (a)	1,019	210,092
Total Preferred Stocks (Cost $379,528)		654,090

Exchange-Traded Funds 10.3%
Emerging Markets
iShares MSCI Emerging Markets Index Fund (a)	86,500	4,117,400
Vanguard MSCI Emerging Markets Fund	85,600	4,161,872
Total Exchange-Traded Funds (Cost $5,737,007)		8,279,272

Securities Lending Collateral 20.0%
Daily Assets Fund Institutional, 0.13% (c) (d) (Cost $16,119,202)	16,119,202	16,119,202

Cash Equivalents 1.8%
Central Cash Management Fund, 0.11% (d) (Cost $1,487,886)	1,487,886	1,487,886

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $76,423,048)+	119.3	96,340,574
Other Assets and Liabilities, Net	(19.3)	(15,571,952)
Net Assets	100.0	80,768,622

* Non-income producing security.

+ The cost for federal income tax purposes was $76,885,148. At June 30, 2011, net unrealized appreciation for all securities based on tax cost was $19,455,426. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $21,520,593 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,065,167.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2011 amounted to $15,630,453, which is 19.4% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CVA: Certificaten Van Aandelen

MSCI: Morgan Stanley Capital International

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

At June 30, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
ASX SPI 200 Index	AUD	9/15/2011	2	246,740	912
DJ Euro Stoxx 50 Index	EUR	9/16/2011	29	1,197,708	25,233
FTSE 100 Index	GBP	9/16/2011	1	94,732	1,990
Nikkei 225 Index	USD	9/8/2011	6	297,000	15,150
S&P TSX 60 Index	CAD	9/15/2011	1	158,059	4,286
Total net unrealized appreciation					47,571

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar EUR Euro GBP British Pound USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common and Preferred Stocks (e)
Australia	$—	$2,978,873	$—	$2,978,873
Austria	—	396,172	—	396,172
Belgium	—	871,496	—	871,496
Bermuda	—	106,166	—	106,166
Canada	8,997,589	43,494	—	9,041,083
Cyprus	—	64,190	—	64,190
Denmark	—	1,962,069	—	1,962,069
Finland	—	2,488,119	—	2,488,119
France	—	5,518,292	—	5,518,292
Germany	—	5,444,267	—	5,444,267
Greece	—	282,511	—	282,511
Hong Kong	—	2,001,001	—	2,001,001
Ireland	—	1,306,761	—	1,306,761
Italy	—	2,728,042	—	2,728,042
Japan	—	10,120,175	—	10,120,175
Luxembourg	—	333,099	—	333,099
Macau	—	101,299	—	101,299
Netherlands	—	5,098,795	—	5,098,795
Norway	—	1,359,349	—	1,359,349
Portugal	—	541,380	—	541,380
Singapore	—	1,992,594	—	1,992,594
Spain	—	2,794,620	—	2,794,620
Sweden	—	1,978,129	—	1,978,129
Switzerland	—	5,337,708	—	5,337,708
United Kingdom	—	5,608,024	—	5,608,024
Exchange-Traded Funds	8,279,272	—	—	8,279,272
Short-Term Investments (e)	17,607,088	—	—	17,607,088
Derivatives (f)	47,571	—	—	47,571
Total	$34,931,520	$61,456,625	$—	$96,388,145

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2011 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $58,815,960) — including $15,630,453 of securities loaned	$78,733,486
Investment in Daily Assets Fund Institutional (cost $16,119,202)*	16,119,202
Investment in Central Cash Management Fund (cost $1,487,886)	1,487,886
Total investments in securities, at value (cost $76,423,048)	96,340,574
Foreign currency, at value (cost $351,694)	357,499
Deposits with broker for futures contracts	215,092
Receivable for investments sold	1,576
Dividends receivable	108,314
Interest receivable	21,800
Receivable for daily variation margin on futures contracts	47,571
Foreign taxes recoverable	33,701
Other assets	450
Total assets	97,126,577
Liabilities
Payable upon return of securities loaned	16,119,202
Payable for Fund shares redeemed	114,110
Accrued management fee	53,352
Other accrued expenses and payables	71,291
Total liabilities	16,357,955
Net assets, at value	$80,768,622
Net Assets Consist of
Undistributed net investment income	1,189,359
Net unrealized appreciation (depreciation) on: Investments	19,917,526
Futures	47,571
Foreign currency	8,877
Accumulated net realized gain (loss)	(64,672,730)
Paid-in capital	124,278,019
Net assets, at value	$80,768,622
Class A Net Asset Value, offering and redemption price per share ($80,768,622 ÷ 9,697,843 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$8.33

* Represents collateral of securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2011 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $206,252)	$1,718,393
Interest	1,060
Income distributions — Central Cash Management Fund	1,186
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	57,573
Other income	211
Total income	1,778,423
Expenses: Management fee	268,394
Administration fee	41,291
Services to shareholders	955
Custodian fee	32,697
Legal fees	4,276
Audit and tax fees	29,044
Reports to shareholders	15,290
Trustees' fees and expenses	2,798
Other	19,024
Total expenses	413,769
Net investment income (loss)	1,364,654
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	4,917,960
Futures	(53,965)
Foreign currency	28,588
4,892,583
Change in net unrealized appreciation (depreciation) on: Investments	(2,308,200)
Futures	86,598
Foreign currency	6,495
(2,215,107)
Net gain (loss)	2,677,476
Net increase (decrease) in net assets resulting from operations	$4,042,130
The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations: Net investment income (loss)	$1,364,654	$1,519,774
Net realized gain (loss)	4,892,583	3,056,365
Change in net unrealized appreciation (depreciation)	(2,215,107)	3,397,247
Net increase (decrease) in net assets resulting from operations	4,042,130	7,973,386
Distributions to shareholders from: Net investment income: Class A	(1,512,225)	(1,843,687)
Total distributions	(1,512,225)	(1,843,687)
Fund share transactions: Class A Proceeds from shares sold	1,623,224	3,841,591
Reinvestment of distributions	1,512,225	1,843,687
Payments for shares redeemed	(8,069,165)	(14,779,706)
Net increase (decrease) in net assets from Class A share transactions	(4,933,716)	(9,094,428)
Increase (decrease) in net assets	(2,403,811)	(2,964,729)
Net assets at beginning of period	83,172,433	86,137,162
Net assets at end of period (including undistributed net investment income of $1,189,359 and $1,336,930, respectively)	$80,768,622	$83,172,433
Other Information
Class A Shares outstanding at beginning of period	10,297,508	11,562,525
Shares sold	195,055	508,055
Shares issued to shareholders in reinvestment of distributions	175,432	252,215
Shares redeemed	(970,152)	(2,025,287)
Net increase (decrease) in Class A shares	(599,665)	(1,265,017)
Shares outstanding at end of period	9,697,843	10,297,508
The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/11 (Unaudited)		2010	2009	2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$8.08		$7.45	$6.22	$16.76		$16.31	$13.25
Income (loss) from investment operations: Net investment incomea	.14		.14	.12	.33	d	.25	.24	b
Net realized and unrealized gain (loss)	.26		.66	1.51	(6.67)		2.24	3.11
Total from investment operations	.40		.80	1.63	(6.34)		2.49	3.35
Less distributions from: Net investment income	(.15)		(.17)	(.40)	(.13)		(.46)	(.29)
Net realized gains	—		—	—	(4.07)		(1.58)	—
Total distributions	(.15)		(.17)	(.40)	(4.20)		(2.04)	(.29)
Net asset value, end of period	$8.33		$8.08	$7.45	$6.22		$16.76	$16.31
Total Return (%)	4.93	**	10.93	29.36	(48.81	)c,e	16.71	25.56
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	81		83	86	91		236	223
Ratio of expenses before expense reductions (%)	1.00	*	.99	.94	1.02		.93	.88
Ratio of expenses after expense reductions (%)	1.00	*	.99	.94	1.01		.93	.88
Ratio of net investment income (%)	1.64	f**	1.90	1.89	3.04	d	1.53	1.65	b
Portfolio turnover rate (%)	19	**	14	139	132		117	122
a Based on average shares outstanding during the period.
b Net investment income per share and the ratio of net investment income without non-recurring dividend income amounting to $0.20 per share and 1.39% of average daily net assets, respectively.
c Total return would have been lower had certain expenses not been reimbursed.
d Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.16 per share and 1.49% of average daily net assets, respectively.
e Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.14% lower.
f The ratio for the six months ended June 30, 2011 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Diversified International Equity VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At December 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $69,239,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the December 31, 2016 ($30,075,000) and December 31, 2017 ($39,164,000), the respective expiration dates, whichever occurs first.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in futures contracts, income received from passive foreign investment companies and and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2011, the Fund used futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2011, the Fund's investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $1,994,000 to $2,905,000.

The following table summarizes the value of the Fund's derivative instruments held as of June 30, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Futures Contracts
Equity Contracts (a)	$47,571

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$(53,965)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$86,598

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the six months ended June 30, 2011, purchases and sales of investment transactions (excluding short-term investments) aggregated $15,205,816 and $19,379,665, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") serves as subadvisor. As a subadvisor to the Fund, QS Investors makes investment decisions and buys and sells securities for the Fund. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
$0-$1.5 billion	.650%
Next $1.75 billion	.635%
Next $1.75 billion	.620%
Over $5 billion	.605%

Accordingly, for the six months ended June 30, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.65% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2011, the Administration Fee was $41,291, of which $6,560 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2011, the amounts charged to the Fund by DISC aggregated $65, of which $46 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $7,350, of which $3,799 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Ownership of the Fund

At June 30, 2011, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 42%, 30% and 27%.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2011.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2DIE-3 (R-023293-1 8/11)

JUNE 30, 2011

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Dreman Small Mid Cap Value VIP
Contents
3 Performance Summary
4 Information About Your Fund's Expenses
5 Portfolio Summary
6 Investment Portfolio
9 Statement of Assets and Liabilities
10 Statement of Operations
10 Statement of Changes in Net Assets
12 Financial Highlights
13 Notes to Financial Statements
16 Proxy Voting
17 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Any Fund that focuses in a particular segment of the market will generally be more volatile than a Fund that invests more broadly. Stocks of small and medium-sized companies involve greater risk than securities of larger, more-established companies. Any decline in value of a Fund security that is out on loan by the Fund will adversely affect performance. Financial failure of the borrower may mean a delay in recovery or loss of rights in the collateral. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2011

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2011 are 0.87% and 1.22% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Growth of an Assumed $10,000 Investment in DWS Dreman Small Mid Cap Value VIP
[] DWS Dreman Small Mid Cap Value VIP — Class A [] Russell 2500™ Value Index
The Russell 2500™ Value Index is an unmanaged Index of those securities in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Dreman Small Mid Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,450	$13,375	$12,271	$12,667	$25,310
	Average annual total return	4.50%	33.75%	7.06%	4.84%	9.73%
Russell 2500 Value Index	Growth of $10,000	$10,610	$13,454	$12,550	$11,902	$22,317
	Average annual total return	6.10%	34.54%	7.87%	3.54%	8.36%
DWS Dreman Small Mid Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,439	$13,335	$12,151	$12,447	$23,042
	Average annual total return	4.39%	33.35%	6.71%	4.48%	9.72%
Russell 2500 Value Index	Growth of $10,000	$10,610	$13,454	$12,550	$11,902	$20,937
	Average annual total return	6.10%	34.54%	7.87%	3.54%	8.56%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

* The Fund commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2011 to June 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2011
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/11	$1,000.00	$1,000.00
Ending Account Value 6/30/11	$1,045.00	$1,043.90
Expenses Paid per $1,000*	$4.11	$5.83
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/11	$1,000.00	$1,000.00
Ending Account Value 6/30/11	$1,020.78	$1,019.09
Expenses Paid per $1,000*	$4.06	$5.76

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Dreman Small Mid Cap Value VIP	.81%	1.15%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/11	12/31/10

Common Stocks	96%	99%
Cash Equivalents	4%	1%
	100%	100%

Sector Diversification (As a % of Common Stocks)	6/30/11	12/31/10

Financials	22%	19%
Information Technology	15%	14%
Industrials	14%	13%
Consumer Discretionary	13%	11%
Health Care	11%	11%
Energy	10%	11%
Materials	6%	9%
Consumer Staples	5%	6%
Utilities	4%	6%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio June 30, 2011 (Unaudited)
	Shares	Value ($)

Common Stocks 95.9%
Consumer Discretionary 12.5%
Auto Components 1.1%
Cooper Tire & Rubber Co.	154,275	3,053,102
Diversified Consumer Services 1.0%
Regis Corp. (a)	187,925	2,879,011
Hotels Restaurants & Leisure 3.2%
Brinker International, Inc. (a)	156,300	3,823,098
International Speedway Corp. "A"	113,475	3,223,825
LIFE TIME FITNESS, Inc.* (a)	48,596	1,939,466
		8,986,389
Household Durables 1.3%
Whirlpool Corp. (a)	42,825	3,482,529
Leisure Equipment & Products 1.3%
Mattel, Inc. (a)	131,425	3,612,873
Media 1.2%
Meredith Corp. (a)	105,125	3,272,541
Multiline Retail 1.1%
Big Lots, Inc.*	91,179	3,022,584
Textiles, Apparel & Luxury Goods 2.3%
Hanesbrands, Inc.* (a)	129,900	3,708,645
The Jones Group, Inc.	239,790	2,601,722
		6,310,367
Consumer Staples 4.9%
Beverages 1.2%
Constellation Brands, Inc. "A"*	160,525	3,342,131
Food & Staples Retailing 1.1%
SUPERVALU, Inc. (a)	332,525	3,129,060
Food Products 1.3%
Ralcorp Holdings, Inc.* (a)	40,500	3,506,490
Household Products 1.3%
Energizer Holdings, Inc.* (a)	50,975	3,688,551
Energy 9.2%
Energy Equipment & Services 6.0%
Atwood Oceanics, Inc.* (a)	96,040	4,238,245
Cal Dive International, Inc.*	575,100	3,439,098
McDermott International, Inc.*	126,125	2,498,536
Superior Energy Services, Inc.* (a)	93,500	3,472,590
Tidewater, Inc. (a)	57,775	3,108,873
		16,757,342
Oil, Gas & Consumable Fuels 3.2%
Arch Coal, Inc. (a)	98,550	2,627,343
Forest Oil Corp.* (a)	102,800	2,745,788
Ultra Petroleum Corp.* (a)	77,022	3,527,608
		8,900,739
Financials 21.0%
Capital Markets 2.3%
Raymond James Financial, Inc. (a)	104,600	3,362,890
Apollo Investment Corp.	302,775	3,091,333
		6,454,223
Commercial Banks 6.5%
Associated Banc-Corp.	251,475	3,495,503
Bank of Hawaii Corp. (a)	73,675	3,427,361
BOK Financial Corp. (a)	69,500	3,806,515
East West Bancorp., Inc. (a)	190,200	3,843,942
Zions Bancorp. (a)	149,500	3,589,495
		18,162,816
	Shares	Value ($)

Insurance 4.7%
Allied World Assurance Co. Holdings AG	62,450	3,595,871
Argo Group International Holdings Ltd.	104,813	3,115,042
Axis Capital Holdings Ltd.	93,800	2,904,048
Everest Re Group Ltd. (a)	40,225	3,288,394
		12,903,355
Real Estate Investment Trusts 7.5%
CBL & Associates Properties, Inc. (REIT) (a)	196,250	3,558,013
CommonWealth REIT (REIT)	126,756	3,275,375
Hospitality Properties Trust (REIT)	146,750	3,558,687
Medical Properties Trust, Inc. (REIT) (a)	298,300	3,430,450
MFA Financial, Inc. (REIT)	411,975	3,312,279
Weingarten Realty Investors (REIT) (a)	149,400	3,758,904
		20,893,708
Health Care 11.0%
Biotechnology 0.8%
Cephalon, Inc.*	28,600	2,285,140
Health Care Equipment & Supplies 2.4%
Alere, Inc.* (a)	88,500	3,240,870
Teleflex, Inc. (a)	57,050	3,483,473
		6,724,343
Health Care Providers & Services 5.2%
Amedisys, Inc.* (a)	115,050	3,063,782
Healthspring, Inc.* (a)	84,675	3,904,364
LifePoint Hospitals, Inc.* (a)	88,825	3,471,281
Owens & Minor, Inc.	114,350	3,943,931
		14,383,358
Life Sciences Tools & Services 1.3%
Charles River Laboratories International, Inc.*	93,375	3,795,694
Pharmaceuticals 1.3%
Endo Pharmaceuticals Holdings, Inc.* (a)	87,700	3,522,909
Industrials 13.3%
Aerospace & Defense 2.3%
Alliant Techsystems, Inc. (a)	45,250	3,227,682
Spirit AeroSystems Holdings, Inc. "A"*	137,150	3,017,300
		6,244,982
Commercial Services & Supplies 3.5%
Pitney Bowes, Inc. (a)	143,600	3,301,364
R.R. Donnelley & Sons Co. (a)	175,000	3,431,750
The Brink's Co.	101,475	3,026,999
		9,760,113
Construction & Engineering 2.4%
Tutor Perini Corp. (a)	155,900	2,990,162
URS Corp.*	81,850	3,661,969
		6,652,131
Electrical Equipment 1.3%
Hubbell, Inc. "B" (a)	57,425	3,729,754
Machinery 2.7%
Crane Co.	74,500	3,681,045
Oshkosh Corp.*	131,500	3,805,610
		7,486,655
	Shares	Value ($)

Trading Companies & Distributors 1.1%
Textainer Group Holdings Ltd. (a)	99,500	3,058,630
Information Technology 14.1%
Communications Equipment 1.2%
Arris Group, Inc.* (a)	292,375	3,394,474
Computers & Peripherals 1.8%
NCR Corp.*	185,925	3,512,123
Synaptics, Inc.* (a)	59,211	1,524,091
		5,036,214
Electronic Equipment, Instruments & Components 2.4%
Arrow Electronics, Inc.*	79,215	3,287,423
Jabil Circuit, Inc. (a)	165,475	3,342,595
		6,630,018
IT Services 4.0%
Amdocs Ltd.*	125,900	3,826,101
DST Systems, Inc.	66,125	3,491,400
ManTech International Corp. "A" (a)	85,625	3,803,463
		11,120,964
Semiconductors & Semiconductor Equipment 3.4%
Microsemi Corp.*	156,150	3,201,075
PMC-Sierra, Inc.*	452,625	3,426,371
Teradyne, Inc.* (a)	191,775	2,838,270
		9,465,716
Software 1.3%
Synopsys, Inc.* (a)	138,575	3,562,763
Materials 5.9%
Chemicals 1.6%
Lubrizol Corp.	32,900	4,417,483
	Shares	Value ($)

Containers & Packaging 1.0%
Owens-Illinois, Inc.*	108,925	2,811,354
Metals & Mining 3.3%
Coeur d'Alene Mines Corp.* (a)	116,350	2,822,651
IAMGOLD Corp.	158,475	2,972,991
Reliance Steel & Aluminum Co. (a)	68,800	3,415,920
		9,211,562
Utilities 4.0%
Electric Utilities 1.4%
Portland General Electric Co.	150,350	3,800,848
Gas Utilities 1.4%
AGL Resources, Inc. (a)	94,875	3,862,361
Multi-Utilities 1.2%
Ameren Corp. (a)	121,650	3,508,386
Total Common Stocks (Cost $216,050,685)		266,823,663

Securities Lending Collateral 40.1%
Daily Assets Fund Institutional, 0.13% (b) (c) (Cost $111,665,965)	111,665,965	111,665,965

Cash Equivalents 4.1%
Central Cash Management Fund, 0.11% (b) (Cost $11,439,080)	11,439,080	11,439,080

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $339,155,730)+	140.1	389,928,708
Other Assets and Liabilities, Net	(40.1)	(111,627,763)
Net Assets	100.0	278,300,945

* Non-income producing security.

+ The cost for federal income tax purposes was $340,118,310. At June 30, 2011, net unrealized appreciation for all securities based on tax cost was $49,810,398. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $62,341,834 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,531,436.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2011 amounted to $110,095,962, which is 39.6% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$266,823,663	$—	$—	$266,823,663
Short-Term Investments (d)	123,105,045	—	—	123,105,045
Total	$389,928,708	$—	$—	$389,928,708

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended June 30, 2011.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2011 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $216,050,685) — including $110,095,962 of securities loaned	$266,823,663
Investment in Daily Assets Fund Institutional (cost $111,665,965)*	111,665,965
Investment in Central Cash Management Fund (cost $11,439,080)	11,439,080
Total investments in securities, at value (cost $339,155,730)	389,928,708
Cash	10,000
Receivable for investments sold	54,489
Receivable for Fund shares sold	353,593
Dividends receivable	297,602
Interest receivable	6,389
Other assets	1,802
Total assets	390,652,583
Liabilities
Payable upon return of securities loaned	111,665,965
Payable for Fund shares redeemed	434,959
Accrued management fee	158,990
Accrued expenses and payables	91,724
Total liabilities	112,351,638
Net assets, at value	$278,300,945
Net Assets Consist of:
Undistributed net investment income	1,070,064
Net unrealized appreciation (depreciation) on investments	50,772,978
Accumulated net realized gain (loss)	(83,070,722)
Paid-in capital	309,528,625
Net assets, at value	$278,300,945
Class A Net Asset Value, offering and redemption price per share ($252,284,899 ÷ 19,956,897 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.64
Class B Net Asset Value, offering and redemption price per share ($26,016,046 ÷ 2,055,404 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.66

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2011 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes witheld of $2,375)	$2,236,813
Income distributions — Central Cash Management Fund	7,649
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	36,336
Total income	2,280,798
Expenses: Management fee	906,528
Administration fee	140,216
Services to shareholders	4,063
Distribution service fee (Class B)	32,966
Record keeping fees (Class B)	11,384
Custodian fee	6,848
Professional fees	31,675
Trustees fees and expenses	4,918
Reports to shareholders	33,105
Other	7,617
Total expenses	1,179,320
Net investment income (loss)	1,101,478
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	21,393,064
Change in net unrealized appreciation (depreciation) on investments	(9,922,300)
Net gain (loss)	11,470,764
Net increase (decrease) in net assets resulting from operations	$12,572,242

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations: Net investment income (loss)	$1,101,478	$2,826,446
Net realized gain (loss)	21,393,064	30,809,807
Change in net unrealized appreciation (depreciation)	(9,922,300)	18,581,828
Net increase (decrease) in net assets resulting from operations	12,572,242	52,218,081
Distributions to shareholders from: Net investment income: Class A	(2,506,080)	(3,068,046)
Class B	(161,946)	(217,515)
Total distributions	(2,668,026)	(3,285,561)
Fund share transactions: Class A Proceeds from shares sold	20,769,273	28,003,012
Reinvestment of distributions	2,506,080	3,068,046
Payments for shares redeemed	(27,424,088)	(62,437,627)
Net increase (decrease) in net assets from Class A share transactions	(4,148,735)	(31,366,569)
Class B Proceeds from shares sold	2,095,735	3,472,987
Reinvestment of distributions	161,946	217,515
Payments for shares redeemed	(3,417,429)	(5,804,013)
Net increase (decrease) in net assets from Class B share transactions	(1,159,748)	(2,113,511)
Increase (decrease) in net assets	4,595,733	15,452,440
Net assets at beginning of period	273,705,212	258,252,772
Net assets at end of period (including undistributed net investment income of $1,070,064 and $2,636,612, respectively)	$278,300,945	$273,705,212
Other Information
Class A Shares outstanding at beginning of period	20,271,172	23,383,684
Shares sold	1,635,347	2,611,387
Shares issued to shareholders in reinvestment of distributions	187,021	271,509
Shares redeemed	(2,136,643)	(5,995,408)
Net increase (decrease) in Class A shares	(314,275)	(3,112,512)
Shares outstanding at end of period	19,956,897	20,271,172
Class B Shares outstanding at beginning of period	2,147,844	2,341,698
Shares sold	163,074	327,236
Shares issued to shareholders in reinvestment of distributions	12,067	19,214
Shares redeemed	(267,581)	(540,304)
Net increase (decrease) in Class B shares	(92,440)	(193,854)
Shares outstanding at end of period	2,055,404	2,147,844

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/11 (Unaudited)		2010	2009	2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$12.21		$10.04	$7.93	$20.12		$22.93	$19.98
Income (loss) from investment operations: Net investment incomea	.05		.12	.16	.13		.18	.15
Net realized and unrealized gain (loss)	.51		2.19	2.11	(4.92)		.54	4.69
Total from investment operations	.56		2.31	2.27	(4.79)		.72	4.84
Less distributions from: Net investment income	(.13)		(.14)	(.16)	(.29)		(.23)	(.18)
Net realized gains	—		—	—	(7.11)		(3.30)	(1.71)
Total distributions	(.13)		(.14)	(.16)	(7.40)		(3.53)	(1.89)
Net asset value, end of period	$12.64		$12.21	$10.04	$7.93		$20.12	$22.93
Total Return (%)	4.50	**	23.07	29.70	(33.42	)b	3.06	25.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	252		247	235	223		468	562
Ratio of expenses before expense reductions (%)	.81	*	.82	.79	.83		.78	.79
Ratio of expenses after expense reductions (%)	.81	*	.82	.79	.82		.78	.79
Ratio of net investment income (%)	.82	*	1.14	1.92	1.13		.85	.71
Portfolio turnover rate (%)	20	**	38	72	49		110	52
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/11 (Unaudited)		2010	2009	2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$12.20		$10.03	$7.92	$20.08		$22.88	$19.93
Income (loss) from investment operations: Net investment incomea	.03		.08	.13	.09		.10	.07
Net realized and unrealized gain (loss)	.51		2.19	2.12	(4.92)		.54	4.67
Total from investment operations	.54		2.27	2.25	(4.83)		.64	4.74
Less distributions from: Net investment income	(.08)		(.10)	(.14)	(.22)		(.14)	(.08)
Net realized gains	—		—	—	(7.11)		(3.30)	(1.71)
Total distributions	(.08)		(.10)	(.14)	(7.33)		(3.44)	(1.79)
Net asset value, end of period	$12.66		$12.20	$10.03	$7.92		$20.08	$22.88
Total Return (%)	4.39	**	22.66	29.28	(33.67	)b	2.67	24.59
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26		26	23	24		34	90
Ratio of expenses before expense reductions (%)	1.15	*	1.17	1.14	1.18		1.16	1.17
Ratio of expenses after expense reductions (%)	1.15	*	1.17	1.14	1.17		1.16	1.17
Ratio of net investment income (%)	.48	*	.79	1.57	.78		.47	.33
Portfolio turnover rate (%)	20	**	38	72	49		110	52
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Dreman Small Mid Cap Value VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $103,501,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($10,090,000) and December 31, 2017 ($93,411,000), the respective expiration dates, whichever occurs first.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to income received from Real Estate Investment Trusts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the six months ended June 30, 2011, purchases and sales of investment transactions (excluding short-term investments) aggregated $55,002,638 and $70,624,642, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Dreman Value Management, L.L.C. ("DVM") serves as subadvisor. As a subadvisor to the Fund, DVM makes investment decisions and buys and sells securities for the Fund. DVM is paid by the Advisor for the services DVM provides to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
$0-$250 million	.650%
Next $750 million	.620%
Next $1.5 billion	.600%
Next $2.5 billion	.580%
Next $2.5 billion	.550%
Next $2.5 billion	.540%
Next $2.5 billion	.530%
Over $12.5 billion	.520%

Accordingly, for the six months ended June 30, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.65% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2011, the Administration Fee was $140,216, of which $22,449 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2011, the amounts charged to the Fund by DISC were as follows:
Service to Shareholders	Total Aggregated	Unpaid at June 30, 2011
Class A	$313	$225
Class B	194	134
	$507	$359

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2011, the Distribution Service Fee aggregated $32,966, of which $5,242 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $10,031, of which $3,367 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Ownership of the Fund

At June 30, 2011, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 38%, 25% and 14%. Four participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 39%, 18%, 11% and 11%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2011.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2DSMC-3 (R-023294-1 8/11)

JUNE 30, 2011

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Global Thematic VIP
Contents
3 Performance Summary
4 Information About Your Fund's Expenses
5 Portfolio Summary
6 Investment Portfolio
10 Statement of Assets and Liabilities
11 Statement of Operations
12 Statement of Changes in Net Assets
14 Financial Highlights
16 Notes to Financial Statements
20 Proxy Voting
21 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any decline in value of a Fund security that is out on loan by the Fund will adversely affect performance. Financial failure of the borrower may mean a delay in recovery or loss of rights in the collateral. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2011

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2011 are 1.41% and 1.76% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Growth of an Assumed $10,000 Investment in DWS Global Thematic VIP
[] DWS Global Thematic VIP — Class A [] MSCI World Index
The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Global Thematic VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,382	$12,932	$10,082	$11,060	$17,552
	Average annual total return	3.82%	29.32%	0.27%	2.04%	5.79%
MSCI World Index	Growth of $10,000	$10,529	$13,051	$10,140	$11,194	$14,786
	Average annual total return	5.29%	30.51%	0.47%	2.28%	3.99%
DWS Global Thematic VIP		6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,356	$12,880	$9,967	$10,854	$19,480
	Average annual total return	3.56%	28.80%	-0.11%	1.65%	7.69%
MSCI World Index	Growth of $10,000	$10,529	$13,051	$10,140	$11,194	$17,439
	Average annual total return	5.29%	30.51%	0.47%	2.28%	6.37%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

* The Fund commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2011 to June 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2011
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/11	$1,000.00	$1,000.00
Ending Account Value 6/30/11	$1,038.20	$1,035.60
Expenses Paid per $1,000*	$5.21	$6.97
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/11	$1,000.00	$1,000.00
Ending Account Value 6/30/11	$1,019.69	$1,017.95
Expenses Paid per $1,000*	$5.16	$6.90

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Global Thematic VIP	1.03%	1.38%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/11	12/31/10

Common Stocks	95%	94%
Participatory Notes	2%	3%
Preferred Stocks	2%	1%
Cash Equivalents	1%	2%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/11	12/31/10

Financials	22%	21%
Information Technology	15%	14%
Health Care	12%	12%
Consumer Discretionary	11%	6%
Industrials	11%	11%
Materials	9%	9%
Energy	7%	5%
Consumer Staples	6%	11%
Telecommunication Services	4%	7%
Utilities	3%	4%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/11	12/31/10

United States	36%	32%
Continental Europe	28%	23%
Asia (excluding Japan)	9%	8%
Latin America	8%	8%
Japan	7%	9%
United Kingdom	4%	8%
Middle East	3%	4%
Africa	3%	4%
Bermuda	1%	1%
Other	1%	3%
	100%	100%

Asset allocation, sector and geographical diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio June 30, 2011 (Unaudited)
	Shares	Value ($)

Common Stocks 94.6%
Australia 0.4%
Centamin Egypt Ltd.* (a) (Cost $312,232)	148,825	301,385
Austria 2.5%
Erste Group Bank AG	24,981	1,308,491
Raiffeisen Bank International AG	6,975	358,994
(Cost $1,121,668)		1,667,485
Bahrain 0.4%
Aluminium Bahrain (GDR) 144A (Cost $263,463)	21,937	241,088
Bermuda 0.7%
Frontline Ltd. (b) (c)	14,347	211,475
Lazard Ltd. "A" (b)	7,284	270,236
(Cost $571,717)		481,711
Brazil 3.4%
All America Latina Logistica	72,817	612,621
Gol Linhas Aereas Inteligentes SA (ADR) (Preferred) (c)	26,956	327,515
Itau Unibanco Holding SA (ADR) (Preferred)	15,612	367,663
SLC Agricola SA	63,318	750,168
Tam SA (ADR) (Preferred) (c)	11,749	256,481
(Cost $2,207,042)		2,314,448
Cayman Islands 0.4%
Herbalife Ltd. (b) (Cost $100,710)	4,946	285,087
China 2.3%
Home Inns & Hotels Management, Inc. (ADR)*	7,418	282,181
Li Ning Co., Ltd. (c)	101,452	175,612
Mindray Medical International Ltd. (ADR) (c)	22,649	635,304
Trina Solar Ltd. (ADR)* (c)	19,840	444,813
(Cost $1,739,635)		1,537,910
Colombia 0.4%
Bancolombia SA (ADR) (Preferred) (Cost $230,654)	4,248	283,469
Denmark 0.9%
Vestas Wind Systems AS* (Cost $811,836)	26,326	612,023
Egypt 0.5%
Orascom Telecom Holding SAE (GDR) REG S* (Cost $177,339)	97,029	335,929
France 0.8%
Carrefour SA* (c) (Cost $640,011)	13,166	540,737
Germany 10.2%
Axel Springer AG	13,694	676,345
Commerzbank AG*	231,496	995,458
Deutsche Lufthansa AG (Registered)	69,505	1,513,805
Deutsche Post AG (Registered)	29,139	559,576
E.ON AG	24,872	706,066
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	6,498	992,018
RWE AG	9,398	520,128
Siemens AG (Registered)	7,218	991,067
(Cost $6,624,138)		6,954,463
	Shares	Value ($)

Greece 0.3%
Hellenic Exchanges SA (Cost $204,528)	28,382	202,451
India 3.2%
ICICI Bank Ltd. (ADR)	16,810	828,733
Larsen & Toubro Ltd.	10,052	413,291
Mahindra & Mahindra Ltd.	30,627	481,559
Reliance Industries Ltd.	22,566	453,200
(Cost $2,066,130)		2,176,783
Indonesia 0.5%
PT Semen Gresik (Persero) Tbk (Cost $236,713)	305,993	343,226
Israel 1.6%
NICE Systems Ltd. (ADR)*	5,702	207,324
Teva Pharmaceutical Industries Ltd. (ADR)	18,558	894,867
(Cost $1,064,304)		1,102,191
Japan 6.6%
Dai-ichi Life Insurance Co., Ltd.	193	270,233
FANUC Corp.	1,900	316,828
Hitachi Ltd.	126,000	744,821
INPEX Corp.	181	1,336,274
Mitsubishi UFJ Financial Group, Inc.	121,600	591,982
Toyota Motor Corp.	25,200	1,060,991
Toyota Motor Corp. (ADR)	1,736	143,081
(Cost $3,627,928)		4,464,210
Kazakhstan 0.0%
Kazakhstan Kagazy PLC (GDR)* (Cost $886,300)	174,800	12,236
Korea 2.6%
NHN Corp.*	2,018	357,980
Samsung Electronics Co., Ltd.	1,843	1,432,452
(Cost $1,660,241)		1,790,432
Luxembourg 0.2%
Ternium SA (ADR) (d) (Cost $119,285)	3,529	104,211
Malaysia 0.4%
Axiata Group Bhd. (Cost $196,103)	169,800	281,908
Mexico 0.9%
Grupo Aeroportuario del Sureste SAB de CV (ADR)	4,205	247,843
Grupo Financiero Banorte SAB de CV "O"	86,640	393,371
(Cost $584,002)		641,214
Netherlands 4.3%
Koninklijke (Royal) KPN NV	39,955	580,789
QIAGEN NV*	22,841	437,872
Unilever NV (CVA)	36,614	1,199,476
VimpelCom Ltd. (ADR) (e)	55,206	704,429
(Cost $2,955,511)		2,922,566
Panama 1.7%
Copa Holdings SA "A" (Cost $750,332)	16,997	1,134,380
Peru 0.4%
Credicorp Ltd. (Cost $300,398)	3,065	263,896
	Shares	Value ($)

Puerto Rico 1.4%
Popular, Inc.* (c) (Cost $978,172)	336,183	927,865
Russia 0.9%
Aeroflot-Russian Airlines	122,917	304,808
VTB Bank OJSC (GDR) REG S	53,416	329,020
(Cost $652,052)		633,828
South Africa 2.6%
MTN Group Ltd.	31,639	674,138
Murray & Roberts Holdings Ltd.	62,871	279,125
Standard Bank Group Ltd.	37,732	558,330
Tiger Brands Ltd.	9,049	264,474
(Cost $1,546,951)		1,776,067
Sweden 2.1%
Telefonaktiebolaget LM Ericsson "B" (Cost $1,118,046)	97,949	1,408,756
Switzerland 1.9%
Julius Baer Group Ltd.*	12,607	520,372
Roche Holding AG (Genusschein)	4,789	801,195
(Cost $1,215,793)		1,321,567
Thailand 0.1%
Seamico Securities PCL (Foreign Registered)* (Cost $153,906)	1,403,300	79,014
Turkey 1.3%
Turkiye Garanti Bankasi AS	147,649	669,792
Turkiye Vakiflar Bankasi TAO "D"	86,720	196,135
(Cost $880,513)		865,927
United Kingdom 3.5%
African Minerals Ltd.* (f)	14,153	117,666
Anglo American PLC	6,722	333,127
Barratt Developments PLC*	200,908	368,399
GlaxoSmithKline PLC	37,163	795,685
Tesco PLC	113,551	733,367
(Cost $2,075,008)		2,348,244
United States 35.2%
Abbott Laboratories	13,475	709,055
Advanced Micro Devices, Inc.* (c)	81,702	571,097
AGCO Corp.*	1,182	58,344
Allscripts Healthcare Solutions, Inc.* (c)	27,878	541,391
Apple, Inc.*	6,059	2,033,825
Bank of America Corp.	104,443	1,144,695
Calpine Corp.* (c)	40,228	648,878
Chevron Corp.	5,310	546,080
Cisco Systems, Inc.	30,572	477,229
DreamWorks Animation SKG, Inc. "A"* (c)	12,409	249,421
Electronic Arts, Inc.*	14,543	343,215
Exxon Mobil Corp.	8,938	727,374
General Motors Co.*	35,460	1,076,566
Harris Corp. (c)	12,188	549,191
Interpublic Group of Companies, Inc. (c)	49,863	623,288
iRobot Corp.* (c)	2,970	104,811
JPMorgan Chase & Co.	31,914	1,306,559
Kinetic Concepts, Inc.* (c)	12,582	725,101
Laboratory Corp. of America Holdings*	9,464	916,021
Life Technologies Corp.*	20,881	1,087,274
Medco Health Solutions, Inc.*	6,415	362,576
	Shares	Value ($)

Monsanto Co.	13,280	963,331
Morgan Stanley (c)	52,902	1,217,275
NCR Corp.*	33,724	637,046
New York Times Co. "A"* (c)	33,206	289,556
Newmont Mining Corp.	17,051	920,242
RadioShack Corp. (c)	26,308	350,159
Schlumberger Ltd.	6,503	561,859
Symantec Corp.*	36,009	710,097
The Mosaic Co.	23,398	1,584,747
WebMD Health Corp.* (c)	4,388	200,005
Whirlpool Corp. (c)	10,964	891,592
Williams Companies, Inc. (c)	24,191	731,778
(Cost $22,423,883)		23,859,678
Total Common Stocks (Cost $60,496,544)		64,216,385

Preferred Stock 1.6%
Germany
Volkswagen AG (Cost $811,860)	5,070	1,045,308

Participatory Notes 2.2%
Jordan 0.2%
Arab Bank PLC (issuer HSBC Bank PLC), Expiration Date 4/12/2013* (Cost $162,698)	10,256	121,118
Nigeria 0.5%
Bank of Nigeria (issuer HSBC Bank PLC), Expiration Date 11/5/2013*	2,034,569	166,767
Guaranty Trust Bank PLC (issuer Morgan Stanley BV), Expiration Date 3/25/2013*	536,764	54,838
Zenith Bank Ltd. (issuer Morgan Stanley BV), Expiration Date 3/25/2013*	1,015,714	97,642
(Cost $307,700)		319,247
Pakistan 0.2%
National Bank of Pakistan (issuer Merrill Lynch International & Co.), Expiration Date 2/25/2015* (Cost $200,357)	296,691	174,005
Saudi Arabia 1.3%
Saudi Basic Industrial Corp. (issuer HSBC Bank PLC), Expiration Date 3/26/2012*	18,969	526,059
Yanbu National Petrochemicals Co. (issuer HSBC Bank PLC), Expiration Date 1/7/2013	28,701	362,006
(Cost $829,726)		888,065
Total Participatory Notes (Cost $1,500,481)		1,502,435

Securities Lending Collateral 13.6%
Daily Assets Fund Institutional, 0.13% (g) (h) (Cost $9,252,532)	9,252,532	9,252,532

Cash Equivalents 1.5%
Central Cash Management Fund, 0.11% (g) (Cost $1,012,516)	1,012,516	1,012,516

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $73,073,933)+	113.5	77,029,176
Other Assets and Liabilities, Net	(13.5)	(9,150,490)
Net Assets	100.0	67,878,686

* Non-income producing security.

+ The cost for federal income tax purposes was $73,473,607. At June 30, 2011, net unrealized appreciation for all securities based on tax cost was $3,555,569. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,048,493 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,492,924.

(a) Security is listed in country of domicile. Significant business activities of company are in Egypt.

(b) Listed on the New York Stock Exchange.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2011 amounted to $9,129,036, which is 13.4% of net assets.

(d) Security is listed in country of domicile. Significant business activities of company are in Argentina, Mexico and Venezuela.

(e) Security is listed in country of domicile. Significant business activities of company are in Eastern Europe and South Asia.

(f) Security is listed in country of domicile. Significant business activities of company are in Africa.

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen

GDR: Global Depositary Receipt

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks & Preferred Stock (i)
Australia	$—	$301,385	$—	$301,385
Austria	—	1,667,485	—	1,667,485
Bahrain	—	241,088	—	241,088
Bermuda	481,711	—	—	481,711
Brazil	2,314,448	—	—	2,314,448
Cayman Islands	285,087	—	—	285,087
China	1,362,298	175,612	—	1,537,910
Colombia	283,469	—	—	283,469
Denmark	—	612,023	—	612,023
Egypt	—	335,929	—	335,929
France	—	540,737	—	540,737
Germany	—	7,999,771	—	7,999,771
Greece	—	202,451	—	202,451
India	828,733	1,348,050	—	2,176,783
Indonesia	—	343,226	—	343,226
Israel	1,102,191	—	—	1,102,191
Japan	143,081	4,321,129	—	4,464,210
Kazakhstan	—	12,236	—	12,236
Korea	—	1,790,432	—	1,790,432
Luxembourg	104,211	—	—	104,211
Malaysia	—	281,908	—	281,908
Mexico	641,214	—	—	641,214
Netherlands	704,429	2,218,137	—	2,922,566
Panama	1,134,380	—	—	1,134,380
Peru	263,896	—	—	263,896
Puerto Rico	927,865	—	—	927,865
Russia	—	633,828	—	633,828
South Africa	—	1,776,067	—	1,776,067
Sweden	—	1,408,756	—	1,408,756
Switzerland	—	1,321,567	—	1,321,567
Thailand	—	79,014	—	79,014
Turkey	—	865,927	—	865,927
United Kingdom	—	2,348,244	—	2,348,244
United States	23,859,678	—	—	23,859,678
Participatory Notes (i)	—	1,502,435	—	1,502,435
Short-Term Investments (i)	10,265,048	—	—	10,265,048
Total	$44,701,739	$32,327,437	$—	$77,029,176

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended June 30, 2011.

(i) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2011 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $62,808,885) — including $9,129,036 of securities loaned	$66,764,128
Investment in Daily Assets Fund Institutional (cost $9,252,532)*	9,252,532
Investment in Central Cash Management Fund (cost $1,012,516)	1,012,516
Total investments in securities, at value (cost $73,073,933)	77,029,176
Foreign currency, at value (cost $86,043)	87,072
Receivable for investments sold	395,812
Receivable for Fund shares sold	16,462
Dividends receivable	114,430
Interest receivable	1,642
Foreign taxes recoverable	19,921
Other assets	444
Total assets	77,664,959
Liabilities
Payable upon return of securities loaned	9,252,532
Payable for investments purchased	322,707
Payable for Fund shares redeemed	97,112
Accrued management fee	29,092
Other accrued expenses and payables	84,830
Total liabilities	9,786,273
Net assets, at value	$67,878,686
Net Assets Consist of
Undistributed net investment income	592,982
Net unrealized appreciation (depreciation) on: Investments	3,955,243
Foreign currency	482
Accumulated net realized gain (loss)	(48,711,711)
Paid-in capital	112,041,690
Net assets, at value	$67,878,686
Class A Net Asset Value, offering and redemption price per share ($63,773,789 ÷ 6,659,301 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.58
Class B Net Asset Value, offering and redemption price per share ($4,104,897 ÷ 427,416 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.60

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2011 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $100,814)	$971,842
Income distributions — Central Cash Management Fund	519
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	35,500
Total income	1,007,861
Expenses: Management fee	324,753
Administration fee	35,492
Services to shareholders	1,499
Distribution service fee (Class B)	5,740
Record keeping fees (Class B)	2,273
Custodian fee	65,657
Audit and tax fees	31,313
Legal fees	4,282
Reports to shareholders	10,011
Trustees' fees and expenses	2,445
Other	19,646
Total expenses before expense reductions	503,111
Expense reductions	(128,529)
Total expenses after expense reductions	374,582
Net investment income (loss)	633,279
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	4,804,780
Foreign currency	(62,483)
4,742,297
Change in net unrealized appreciation (depreciation) on: Investments	(2,663,021)
Foreign currency	(1,626)
(2,664,647)
Net gain (loss)	2,077,650
Net increase (decrease) in net assets resulting from operations	$2,710,929

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations: Net investment income (loss)	$633,279	$514,123
Net realized gain (loss)	4,742,297	7,206,315
Change in net unrealized appreciation (depreciation)	(2,664,647)	899,469
Net increase (decrease) in net assets resulting from operations	2,710,929	8,619,907
Distributions to shareholders from: Net investment income: Class A	(391,766)	(621,927)
Class B	(9,700)	(28,358)
Total distributions	(401,466)	(650,285)
Fund share transactions: Class A Proceeds from shares sold	1,408,415	5,854,566
Reinvestment of distributions	391,766	621,927
Payments for shares redeemed	(7,948,644)	(12,215,497)
Net increase (decrease) in net assets from Class A share transactions	(6,148,463)	(5,739,004)
Class B Proceeds from shares sold	24,012	308,827
Reinvestment of distributions	9,700	28,358
Payments for shares redeemed	(933,653)	(1,123,823)
Net increase (decrease) in net assets from Class B share transactions	(899,941)	(786,638)
Increase (decrease) in net assets	(4,738,941)	1,443,980
Net assets at beginning of period	72,617,627	71,173,647
Net assets at end of period (including undistributed net investment income of $592,982 and $361,169, respectively)	$67,878,686	$72,617,627
Other Information
Class A Shares outstanding at beginning of period	7,301,949	8,018,621
Shares sold	146,685	692,269
Shares issued to shareholders in reinvestment of distributions	39,334	72,065
Shares redeemed	(828,667)	(1,481,006)
Net increase (decrease) in Class A shares	(642,648)	(716,672)
Shares outstanding at end of period	6,659,301	7,301,949
Class B Shares outstanding at beginning of period	519,624	617,302
Shares sold	2,486	36,659
Shares issued to shareholders in reinvestment of distributions	971	3,275
Shares redeemed	(95,665)	(137,612)
Net increase (decrease) in Class B shares	(92,208)	(97,678)
Shares outstanding at end of period	427,416	519,624

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/11 (Unaudited)		2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$9.28		$8.24	$5.84	$15.66	$17.39	$14.44
Income (loss) from investment operations: Net investment incomea	.09		.06	.08	.11	.14	.15	c
Net realized and unrealized gain (loss)	.27		1.06	2.42	(5.83)	.88	4.02
Total from investment operations	.36		1.12	2.50	(5.72)	1.02	4.17
Less distributions from: Net investment income	(.06)		(.08)	(.10)	(.19)	(.11)	(.09)
Net realized gains	—		—	—	(3.91)	(2.64)	(1.13)
Total distributions	(.06)		(.08)	(.10)	(4.10)	(2.75)	(1.22)
Net asset value, end of period	$9.58		$9.28	$8.24	$5.84	$15.66	$17.39
Total Return (%)b	3.82	**	13.65	43.82	(47.75)	6.29	30.14	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	64		68	66	59	151	143
Ratio of expenses before expense reductions (%)	1.39	*	1.41	1.38	1.47	1.44	1.38
Ratio of expenses after expense reductions (%)	1.03	*	1.05	1.04	1.09	1.11	1.04
Ratio of net investment income (%)	1.81	*	.77	1.23	1.09	.82	.92	c
Portfolio turnover rate (%)	71	**	165	190	229	191	136
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.02% lower.
* Annualized ** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/11 (Unaudited)		2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$9.29		$8.25	$5.85	$15.66	$17.38	$14.43
Income (loss) from investment operations: Net investment incomea	.07		.04	.06	.07	.07	.09	c
Net realized and unrealized gain (loss)	.26		1.05	2.42	(5.83)	.90	4.02
Total from investment operations	.33		1.09	2.48	(5.76)	.97	4.11
Less distributions from: Net investment income	(.02)		(.05)	(.08)	(.14)	(.05)	(.03)
Net realized gains	—		—	—	(3.91)	(2.64)	(1.13)
Total distributions	(.02)		(.05)	(.08)	(4.05)	(2.69)	(1.16)
Net asset value, end of period	$9.60		$9.29	$8.25	$5.85	$15.66	$17.38
Total Return (%)b	3.56	**	13.24	43.23	(47.87)	5.84	29.65	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		5	5	4	10	25
Ratio of expenses before expense reductions (%)	1.75	*	1.76	1.73	1.82	1.81	1.76
Ratio of expenses after expense reductions (%)	1.38	*	1.40	1.39	1.45	1.47	1.43
Ratio of net investment income (%)	1.46	*	.42	.88	.73	.46	.53	c
Portfolio turnover rate (%)	71	**	165	190	229	191	136
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.004 per share and an increase in the ratio of net investment income of 0.03%. Excluding this non-recurring income, total return would have been 0.02% lower.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Global Thematic VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets for Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Participatory Notes. The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to local shares in foreign markets. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign markets that they seek to replicate. Although each participation note is structured with a defined maturity date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement and potential delays or an inability to redeem before maturity under certain market conditions.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes and, where appropriate, deferred foreign taxes.

At December 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $53,053,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($35,242,000) and December 31, 2017 ($17,811,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2010 through December 31, 2010, the Fund incurred $43,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2011.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions of net investment income of the Fund, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, income received from Passive Foreign Investment Companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the six months ended June 30, 2011, purchases and sales of investment transactions (excluding short-term investments) aggregated $50,034,729 and $57,332,573, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Global Thematic Partners, LLC ("GTP") serves as subadvisor. As a subadvisor to the Fund, GTP makes investment decisions and buys and sells securities for the Fund. GTP is paid by the Advisor for the services GTP provides to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
$0-$250 million	.915%
Next $500 million	.865%
Next $750 million	.815%
Next $1.5 billion	.765%
Over $3 billion	.715%

For the period from January 1, 2011 through September 30, 2011, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.03%
Class B	1.43%

Accordingly, for the six months ended June 30, 2011, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $128,362, and the amount charged aggregated $196,391, which was equivalent to an annualized effective rate of 0.55% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2011, the Administration Fee was $35,492, of which $5,534 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at June 30, 2011
Class A	$167	$167	$—
Class B	35	—	21
	$202	$167	$21

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2011, the Distribution Service Fee aggregated $5,740, of which $837 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $8,090, of which $333 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

E. Ownership of the Fund

At June 30, 2011, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 58% and 32%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 98%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2011.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2GT-3 (R-023295-1 8/11)

JUNE 30, 2011

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Government & Agency Securities VIP
Contents
3 Performance Summary
4 Information About Your Fund's Expenses
5 Portfolio Summary
6 Investment Portfolio
10 Statement of Assets and Liabilities
10 Statement of Operations
11 Statement of Changes in Net Assets
13 Financial Highlights
15 Notes to Financial Statements
20 Proxy Voting
21 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. In the current market environment, mortgage backed securities are experiencing increased volatility. The "full faith and credit" guarantee of the US government applies to the timely repayment of interest, and does not eliminate market risk. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2011

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2011 are 0.64% and 0.99% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Growth of an Assumed $10,000 Investment in DWS Government & Agency Securities VIP
[] DWS Government & Agency Securities VIP — Class A [] Barclays Capital GNMA Index
The Barclays Capital GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Government & Agency Securities VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,411	$10,427	$12,385	$13,986	$16,982
	Average annual total return	4.11%	4.27%	7.39%	6.94%	5.44%
Barclays Capital GNMA Index	Growth of $10,000	$10,352	$10,491	$12,326	$14,122	$17,594
	Average annual total return	3.52%	4.91%	7.22%	7.15%	5.81%
DWS Government & Agency Securities VIP		6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,396	$10,388	$12,262	$13,723	$15,190
	Average annual total return	3.96%	3.88%	7.03%	6.54%	4.76%
Barclays Capital GNMA Index	Growth of $10,000	$10,352	$10,491	$12,326	$14,122	$16,207
	Average annual total return	3.52%	4.91%	7.22%	7.15%	5.51%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

* The Fund commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2011 to June 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2011
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/11	$1,000.00	$1,000.00
Ending Account Value 6/30/11	$1,041.10	$1,039.60
Expenses Paid per $1,000*	$3.49	$5.21
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/11	$1,000.00	$1,000.00
Ending Account Value 6/30/11	$1,021.37	$1,019.69
Expenses Paid per $1,000*	$3.46	$5.16

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Government & Agency Securities VIP	.69%	1.03%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/11	12/31/10

Mortgage-Backed Securities Pass-Throughs	62%	69%
Government & Agency Obligations	19%	14%
Collateralized Mortgage Obligation	19%	15%
Cash Equivalents	0%	2%
	100%	100%

Coupons*	6/30/11	12/31/10

Less than 4.5%	52%	4%
4.5%-5.49%	31%	50%
5.5%-6.49%	10%	40%
6.5%-7.49%	5%	4%
7.5% and Greater	2%	2%
	100%	100%

Interest Rate Sensitivity	6/30/11	12/31/10

Effective Maturity	5.5 years	5.9 years
Effective Duration	5.4 years	5.0 years

* Excludes Cash Equivalents, Securities Lending Collateral, US Treasury Bills and Options Purchased.

Asset allocation, coupons and interest rate sensitivity are subject to change.

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio June 30, 2011 (Unaudited)
	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 66.8%
Federal Home Loan Mortgage Corp.:
4.5%, 3/1/2039 (a)	12,000,000	12,396,563
5.0%, 11/1/2036 (a)	3,000,000	3,182,344
7.0%, with various maturities from 6/1/2032 until 8/1/2035	204,258	227,692
Federal National Mortgage Association:
4.0%, 10/1/2039 (a)	12,000,000	12,000,000
4.5%, with various maturities from 2/1/2039 until 5/1/2041 (a)	11,667,884	12,074,048
5.0%, with various maturities from 10/1/2033 until 7/1/2036 (a)	364,943	389,662
Government National Mortgage Association:
4.5%, with various maturities from 2/15/2039 until 5/20/2041 (a)	11,168,865	11,781,275
5.0%, with various maturities from 12/15/2032 until 5/20/2041 (a) (b)	5,601,634	6,280,272
5.5%, with various maturities from 3/15/2029 until 7/20/2040 (a)	12,135,156	13,478,774
6.0%, with various maturities from 7/15/2014 until 7/20/2039	18,854,844	21,067,874
6.5%, with various maturities from 4/15/2031 until 2/15/2039	4,979,903	5,626,830
7.0%, with various maturities from 2/20/2027 until 11/15/2038	862,829	979,583
7.5%, with various maturities from 4/15/2026 until 1/15/2037	727,913	839,252
Total Mortgage-Backed Securities Pass-Throughs (Cost $93,881,789)		100,324,169

Collateralized Mortgage Obligations 20.4%
Fannie Mae Benchmark Remic, "ZA", Series 2007-B2, 5.5%, 6/25/2037	1,751,622	1,913,463
FannieMae Whole Loan, "1A6", Series 2007-W8, 6.482%*, 9/25/2037	746,276	784,807
Federal Home Loan Mortgage Corp.:
"OA", Series 3179, Principal Only, Zero Coupon, 7/15/2036	810,057	687,663
"FO", Series 2418, 1.087%*, 2/15/2032	463,839	471,713
"FA", Series 2419, 1.187%*, 2/15/2032	382,914	390,618
"FA", Series 2436, 1.187%*, 3/15/2032	364,615	371,830
"IK", Series 3754, Interest Only, 3.5%, 6/15/2025	2,456,890	324,056
"NI", Series 3657, Interest Only, 4.5%, 8/15/2027	2,258,386	239,106
"ZK", Series 3382, 5.0%, 7/15/2037	1,195,775	1,232,393
"22", Series 243, Interest Only, 5.239%**, 6/15/2021	1,989,430	231,412
"PI", Series 2535, Interest Only, 6.0%, 9/15/2032	847,620	59,091
"WS", Series 2877, Interest Only, 6.413%**, 10/15/2034	913,423	78,468
"A", Series 172, Interest Only, 6.5%, 1/1/2024	43,683	7,857
	Principal Amount ($)	Value ($)

"S", Series 2416, Interest Only, 7.913%**, 2/15/2032	573,715	109,074
"ST", Series 2411, Interest Only, 8.563%**, 6/15/2021	2,127,944	315,754
"KS", Series 2064, Interest Only, 9.963%**, 5/15/2022	529,222	105,552
Federal National Mortgage Association:
"FA", Series G92-53, 0.969%*, 9/25/2022	1,201,680	1,215,477
"OF", Series 2001-60, 1.136%*, 10/25/2031	193,561	196,845
"FB", Series 2002-30, 1.186%*, 8/25/2031	419,857	428,262
"FG", Series 2002-66, 1.186%*, 9/25/2032	639,459	652,205
"25", Series 351, Interest Only, 4.5%, 5/1/2019	436,034	44,577
"HI", Series 2009-77, Interest Only, 4.5%, 9/25/2027	1,878,999	274,352
"20", Series 334, Interest Only, 5.0%, 3/1/2018	317,093	31,598
"21", Series 334, Interest Only, 5.0%, 3/1/2018	212,599	22,044
''23", Series 339, Interest Only, 5.0%, 7/1/2018	448,044	43,953
"ZA", Series 2008-24, 5.0%, 4/25/2038	617,433	659,272
"PI", Series 2009-14, Interest Only, 5.5%, 3/25/2024	1,526,754	172,019
"ZQ", Series G93-39, 6.5%, 12/25/2023	416,322	467,268
"SA", Series G92-57, IOette, 82.85%**, 10/25/2022	66,978	130,955
Government National Mortgage Association:
"FB", Series 2001-28, 0.686%*, 6/16/2031	450,621	454,182
"JY", Series 2010-20, 4.0%, 12/20/2033	1,822,500	1,767,099
"LI", Series 2009-104, Interest Only, 4.5%, 12/16/2018	521,601	53,701
"NI", Series 2010-44, Interest Only, 4.5%, 10/20/2037	923,050	132,273
"CI", Series 2010-87, Interest Only, 4.5%, 11/20/2038	1,251,588	391,775
"MI", Series 2010-169, Interest Only, 4.5%, 8/20/2040	1,186,353	201,583
"VB", Series 2010-26, 5.0%, 1/20/2024	600,000	650,691
"KE", Series 2004-19, 5.0%, 3/16/2034	500,000	539,770
"ZM", Series 2004-24, 5.0%, 4/20/2034	2,144,816	2,302,116
"Z", Series 2004-61, 5.0%, 8/16/2034	1,054,719	1,098,268
"LE", Series 2004-87, 5.0%, 10/20/2034	1,000,000	1,057,478
"ZB", Series 2005-15, 5.0%, 2/16/2035	1,508,807	1,614,585
"GZ", Series 2005-24, 5.0%, 3/20/2035	457,594	450,623
"ZA", Series 2005-75, 5.0%, 10/16/2035	514,785	539,687
"CK", Series 2007-31, 5.0%, 5/16/2037	1,000,000	1,090,825
	Principal Amount ($)	Value ($)

"MZ", Series 2009-98, 5.0%, 10/16/2039	923,709	951,815
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	498,651	63,974
"AI", Series 2008-51, Interest Only, 5.5%, 5/16/2023	1,034,249	128,100
"GI", Series 2003-19, Interest Only, 5.5%, 3/16/2033	1,090,909	325,010
"ZA", Series 2006-7, 5.5%, 2/20/2036	2,277,985	2,539,112
"IB", Series 2010-130, Interest Only, 5.5%, 2/20/2038	1,964,508	147,559
"NZ", Series 2009-65, 5.5%, 8/20/2039	367,138	404,490
"KZ", Series 2009-78, 5.5%, 9/16/2039	336,842	357,178
"DI", Series 2009-10, Interest Only, 6.0%, 4/16/2038	552,833	98,817
"PY", Series 2009-122, 6.0%, 12/20/2039	561,709	619,260
"SA", Series 2008-44, Interest Only, 6.214%**, 5/20/2038	1,239,406	168,520
"QA", Series 2007-57, Interest Only, 6.314%**, 10/20/2037	752,524	102,810
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039	230,829	45,338
"SA", Series 2006-69, Interest Only, 6.614%**, 12/20/2036	1,348,781	204,338
"PS", Series 2004-34, Interest Only, 6.964%**, 4/16/2034	314,168	53,799
"IC", Series 1997-4, Interest Only, 7.5%, 3/16/2027	892,755	198,045
"SK", Series 2003-11, Interest Only, 7.514%**, 2/16/2033	818,559	149,828
Total Collateralized Mortgage Obligations (Cost $27,496,088)		30,564,333

Government & Agency Obligations 20.4%
US Government Sponsored Agency 11.4%
Federal Home Loan Bank, 3.625%, 10/18/2013	16,000,000	17,077,024
	Principal Amount ($)	Value ($)

US Treasury Obligations 9.0%
US Treasury Bill, 0.135%***, 9/15/2011 (c)	1,045,000	1,044,956
US Treasury Notes:
0.75%, 6/15/2014	10,000,000	9,988,280
0.875%, 2/29/2012	2,500,000	2,512,100
		13,545,336
Total Government & Agency Obligations (Cost $30,672,485)		30,622,360

	Contracts	Value ($)

Call Options Purchased 0.0%
Floating Rate — LIBOR, Effective Date 6/28/2011, Expiration Date 9/28/2011, Cap Rate 3.205% (Cost $14,756)	3,261,000	14,756

Put Options Purchased 0.0%
10 Year US Treasury Note Future, Expiration Date 8/26/2011, Strike Price $122.0	35	44,297
Floating Rate — LIBOR, Effective Date 6/27/2011, Expiration Date 9/17/2011, Cap Rate 3.178%	3,261,000	14,674
Total Put Options Purchased (Cost $41,424)		58,971

	Shares	Value ($)

Securities Lending Collateral 5.7%
Daily Assets Fund Institutional, 0.13% (d) (e) (Cost $8,614,278)	8,614,278	8,614,278

Cash Equivalents 0.0%
Central Cash Management Fund, 0.11% (d) (Cost $11,974)	11,974	11,974

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $160,732,794)+	113.3	170,210,841
Other Assets and Liabilities, Net (b)	(13.0)	(19,951,241)
Net Assets	100.0	150,259,600

* These securities are shown at their current rate as of June 30, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

** These securities are shown at their current rate as of June 30, 2011.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $160,732,834. At June 30, 2011, net unrealized appreciation for all securities based on tax cost was $9,478,007. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,965,884 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $487,877.

(a) When-issued or delayed delivery securities included.

(b) All or a portion of these securities were on loan amounting to $6,280,272 (see Notes to Financial Statements). In addition, included in other assets and liabilities, net are pending sales, amounting to $2,178,861, that is also on loan. The value of all securities loaned at June 30, 2011 amounted to $8,437,424, which is 5.6% of net assets.

(c) At June 30, 2011, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

IOettes: These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's, a nominal amount of principal is assigned to an IOette which is small in relation to the interest flow that constitutes almost all of the IOette cash flow. The effective yield of this security is lower than the stated interest rate.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At June 30, 2011, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year US Treasury Note	USD	9/21/2011	3	366,984	(328)

Currency Abbreviation
USD United States Dollar

At June 30, 2011, open interest rate swap contracts were as follows:
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
10/28/2010 10/28/2025	320,000	1	Floating — LIBOR	Floating — 4.154%++	(12,441)	—	(12,441)
11/1/2010 11/1/2025	540,000	2	Floating — LIBOR	Floating — 4.123%++	(36,426)	—	(36,426)
11/12/2010 11/12/2025	640,000	1	Floating — LIBOR	Floating — 4.264%++	(24,015)	—	(24,015)
11/15/2010 11/15/2025	640,000	2	Floating — LIBOR	Floating — 4.560%++	(39,671)	—	(39,671)
11/16/2010 11/16/2025	320,000	1	Floating — LIBOR	Floating — 4.560%++	(9,275)	—	(9,275)
11/19/2010 11/19/2025	320,000	2	Floating — LIBOR	Floating — 5.072%++	(18,426)	—	(18,426)
11/23/2010 11/23/2025	150,000	1	Floating — LIBOR	Floating — 4.808%++	(3,498)	—	(3,498)
Total unrealized depreciation							(143,752)

++ These interest rate swaps are shown at their current rate as of June 30, 2011.

At June 30, 2011, open total return swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
5/28/2010 6/1/2012	6,900,000	3	0.45%	Citi Global Interest Rate Strategy Index	(48,605)	—	(48,605)

Counterparties:

1 Morgan Stanley

2 Barclays Capital Securities, Inc.

3 Citigroup, Inc.

LIBOR: London Interbank Offered Rate

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, options contracts, interest rate swap contracts and total return swap contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed-Income Investments (f) Mortgage-Backed Securities Pass-Throughs	$—	$100,324,169	$—	$100,324,169
Collateralized Mortgage Obligations	—	30,564,333		30,564,333
Government & Agency Obligations	—	30,622,360	—	30,622,360
Short-Term Investments (f)	8,626,252	—	—	8,626,252
Derivatives (g)	44,297	—	29,430	73,727
Total	$8,670,549	$161,510,862	$29,430	$170,210,841
Liabilities
Derivatives (g)	$(328)	$(192,357)	$—	$(192,685)
Total	$(328)	$(192,357)	$—	$(192,685)

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended June 30, 2011.

(f) See Investment Portfolio for additional detailed categorizations.

(g) Derivatives include value of options purchased, unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and total return swap contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Collateralized Mortgage Obligations	Put Options Purchased	Total
Balance as of December 31, 2010	$518,128	$—	$518,128
Realized gains (loss)	42,664	—	42,664
Change in unrealized appreciation (depreciation)	(44,578)	0	(44,578)
Amortization premium/discount	(9,779)	—	(9,779)
Purchases	—	29,430	29,430
(Sales)	(506,435)	—	(506,435)
Transfers into Level 3	—	—	—
Transfers (out) of Level 3	—	—	—
Balance as of June 30, 2011	$—	$29,430	$29,430
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2011	$—	$0	$0

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2011 (Unaudited)
Assets
Investments Investments in non-affiliated securities, at value (cost $152,106,542) — including $8,437,424 of securities loaned	$161,584,589
Investment in Daily Assets Fund Institutional Fund (cost $8,614,278)*	8,614,278
Investment in Central Cash Management Fund (cost $11,974)	11,974
Total investments in securities, at value (cost $160,732,794)	170,210,841
Cash	10,310
Receivable for variation margin on futures contracts	69,842
Receivable for investments sold	17,355,350
Receivable for investments sold — when-issued/delayed delivery securities	76,126,530
Receivable for Fund shares sold	223
Interest receivable	717,739
Other assets	1,231
Total assets	264,492,066
Liabilities
Payable upon return of securities loaned	8,614,278
Payable for investments purchased	11,672,929
Payable for investments purchased — when-issued/delayed delivery securities	92,841,642
Line of credit loan payable	500,000
Payable for Fund shares redeemed	271,082
Unrealized depreciation on swap contracts	192,357
Accrued management fee	59,403
Other accrued expenses and payables	80,775
Total liabilities	114,232,466
Net assets, at value	$150,259,600
Net Assets Consist of
Undistributed net investment income	2,957,833
Net unrealized appreciation (depreciation) on: Investments	9,478,047
Swap contracts	(192,357)
Futures	(328)
Accumulated net realized gain (loss)	1,819,265
Paid-in capital	136,197,140
Net assets, at value	$150,259,600
Class A Net Asset Value, offering and redemption price per share ($144,473,331 ÷ 11,370,982 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.71
Class B Net Asset Value, offering and redemption price per share ($5,786,269 ÷ 455,391 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.71

* Represents collateral on securities loaned

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2011 (Unaudited)
Investment Income
Income: Interest	$3,518,878
Income distributions — Central Cash Management Fund	2,855
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	902
Total income	3,522,635
Expenses: Management fee	348,283
Administration fee	77,396
Services to shareholders	1,192
Distribution service fee (Class B)	7,195
Record keeping fees (Class B)	2,543
Custodian fee	23,094
Audit and tax fees	31,886
Legal fees	4,826
Reports to shareholders	20,566
Trustees' fees and expenses	3,893
Interest expense	1,187
Other	21,709
Total expenses	543,770
Net investment income	2,978,865
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,728,061
Swap contracts	139,913
Futures	(115,531)
Written options	(16,517)
1,735,926
Change in net unrealized appreciation (depreciation) on: Investments	1,343,891
Swap contracts	(33,822)
Futures	145,355
1,455,424
Net gain (loss)	3,191,350
Net increase (decrease) in net assets resulting from operations	$6,170,215

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations: Net investment income	$2,978,865	$6,744,096
Net realized gain (loss)	1,735,926	3,185,188
Change in net unrealized appreciation (depreciation)	1,455,424	1,407,447
Net increase (decrease) in net assets resulting from operations	6,170,215	11,336,731
Distributions to shareholders from: Net investment income: Class A	(6,311,902)	(7,785,441)
Class B	(230,895)	(277,185)
Net realized gain: Class A	(2,391,762)	—
Class B	(95,528)	—
Total distributions	(9,030,087)	(8,062,626)
Fund share transactions: Class A Proceeds from shares sold	15,071,235	38,574,553
Reinvestment of distributions	8,703,664	7,785,441
Payments for shares redeemed	(33,813,043)	(61,339,038)
Net increase (decrease) in net assets from Class A share transactions	(10,038,144)	(14,979,044)
Class B Proceeds from shares sold	150,198	653,336
Reinvestment of distributions	326,423	277,185
Payments for shares redeemed	(446,055)	(1,704,050)
Net increase (decrease) in net assets from Class B share transactions	30,566	(773,529)
Increase (decrease) in net assets	(12,867,450)	(12,478,468)
Net assets at beginning of period	163,127,050	175,605,518
Net assets at end of period (including undistributed net investment income of $2,957,833 and $6,521,765, respectively)	$150,259,600	$163,127,050
Other Information
Class A Shares outstanding at beginning of period	12,120,178	13,231,519
Shares sold	1,173,826	2,996,102
Shares issued to shareholders in reinvestment of distributions	700,214	623,833
Shares redeemed	(2,623,236)	(4,731,276)
Net increase (decrease) in Class A shares	(749,196)	(1,111,341)
Shares outstanding at end of period	11,370,982	12,120,178
Class B Shares outstanding at beginning of period	452,192	510,999
Shares sold	11,742	50,683
Shares issued to shareholders in reinvestment of distributions	26,240	22,193
Shares redeemed	(34,783)	(131,683)
Net increase (decrease) in Class B shares	3,199	(58,807)
Shares outstanding at end of period	455,391	452,192

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/11 (Unaudited)		2010	2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$12.98		$12.78	$12.40	$12.38		$12.28		$12.26
Income (loss) from investment operations: Net investment incomea	.25		.50	.52	.56		.58		.55
Net realized and unrealized gain (loss)	.27		.32	.45	.04		.12		(.06)
Total from investment operations	.52		.82	.97	.60		.70		.49
Less distributions from: Net investment income	(.57)		(.62)	(.59)	(.58)		(.60)		(.47)
Net realized gains	(.22)		—	—	—		—		—
Total distributions	(.79)		(.62)	(.59)	(.58)		(.60)		(.47)
Net asset value, end of period	$12.71		$12.98	$12.78	$12.40		$12.38		$12.28
Total Return (%)	4.11	**	6.61	8.08	4.93	b	5.95	b	4.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	144		157	169	211		199		211
Ratio of expenses before expense reductions (%)	.69	*	.64	.58	.66		.66		.67
Ratio of expenses after expense reductions (%)	.69	*	.64	.58	.65		.63		.67
Ratio of net investment income (%)	3.86	*	3.86	4.16	4.58		4.77		4.56
Portfolio turnover rate (%)	315	**	423	390	543		465		241
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/11 (Unaudited)		2010	2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$12.95		$12.75	$12.37	$12.35		$12.25		$12.23
Income (loss) from investment operations: Net investment incomea	.23		.46	.48	.52		.53		.50
Net realized and unrealized gain (loss)	.27		.31	.45	.03		.12		(.06)
Total from investment operations	.50		.77	.93	.55		.65		.44
Less distributions from: Net investment income	(.52)		(.57)	(.55)	(.53)		(.55)		(.42)
Net realized gains	(.22)		—	—	—		—		—
Total distributions	(.74)		(.57)	(.55)	(.53)		(.55)		(.42)
Net asset value, end of period	$12.71		$12.95	$12.75	$12.37		$12.35		$12.25
Total Return (%)	3.96	**	6.24	7.70	4.60	b	5.43	b	3.74
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6		6	7	8		5		33
Ratio of expenses before expense reductions (%)	1.03	*	.99	.92	1.00		1.04		1.07
Ratio of expenses after expense reductions (%)	1.03	*	.99	.92	1.00		1.01		1.07
Ratio of net investment income (%)	3.52	*	3.51	3.81	4.24		4.39		4.16
Portfolio turnover rate (%)	315	**	423	390	543		465		241
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Government & Agency Securities VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued based upon a price provided by the broker-dealer with which the option, was traded and are generally categorized as Level 3.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions of net investment income of the Fund, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, investments in swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund.

B. Derivative Instruments

Interest Rate Swap Contracts. For the six months ended June 30, 2011, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of June 30, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2011, the investment in interest rate swap contracts had a total notional amount of $2,930,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the six months ended June 30, 2011, the Fund entered into total return swap transactions to enhance potential gains. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open total return swap contracts as of June 30, 2011 is included in a table following the Fund's Investment Portfolio.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. Interest rate options are comprised of multiple European style options that have periodic exercise dates within the terms of the contract. For the six months ended June 30, 2011, the Fund entered into purchased option contracts on interest rates in order to hedge portfolio assets against potential adverse interest rate movements.

The liability representing the Fund's obligation under an exchange-traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires, exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the option contracts as of June 30, 2011 is included in the Fund's Investment Portfolio. During the six months ended June 30, 2011, the Fund's investment in written option contracts had a total value generally indicative of a range from $0 to approximately $26,000 and purchased option contracts had a total value generally indicative of a range from $0 to approximately $74,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2011, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2011, is included in a table following the Fund's Investment Portfolio. For the period ended June 30, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $2,288,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $367,000 to $16,307,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Purchased Options
Interest Rate Contracts (a)	$73,727

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Investments in securities, at value (includes purchased options)
Liability Derivatives	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$(328)	$(192,357)	$(192,685)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on futures and swap contracts. Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$51,730	$(16,517)	$139,913	$(115,531)	$59,595

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively
Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$17,547	$(33,822)	$145,355	$129,080

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) from investments (includes purchased options), swap contracts and futures, respectively

C. Purchases and Sales of Securities

During the six months ended June 30, 2011, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $551,867,958 and $595,491,446, respectively. Purchases and sales of US Treasury obligations aggregated $10,034,018 and $0, respectively.

For the six months ended June 30, 2011, transactions for written options were as follows:
	Number of Contracts	Premiums
Outstanding, beginning of period	—	$—
Options written	70	26,096
Options closed	(70)	(26,096)
Outstanding, end of period	—	$—

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
$0-$250 million	.450%
Next $750 million	.430%
Next $1.5 billion	.410%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Next $2.5 billion	.340%
Over $12.5 billion	.320%

Accordingly, for the six months ended June 30, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.45% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2011, the Administration Fee was $77,396, of which $12,900 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2011, the amounts charged to the Fund by DISC were as follows:
	Total Aggregated	Unpaid at June 30, 2011
Class A	$144	$103
Class B	23	12
	$167	$115

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2011, the Distribution Service Fee aggregated $7,195, of which $1,206 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $9,525, of which $3,483 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Ownership of the Fund

At June 30, 2011, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 40%, 38% and 16%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 96%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

At June 30, 2011, DWS Government & Agency Securities VIP had a $500,000 outstanding loan. Interest expense incurred on the borrowing was $1,159 for the six months ended June 30, 2011. The average dollar amount of the borrowings was $2,640,909, the weighted average interest rate on these borrowings was 1.44% and the Fund had a loan outstanding for eleven days throughout the period. The borrowings were valued at cost, which approximates fair value.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2GAS-3 (R-023296-1 8/11)

JUNE 30, 2011

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS High Income VIP
Contents
3 Performance Summary
4 Information About Your Fund's Expenses
5 Portfolio Summary
6 Investment Portfolio
18 Statement of Assets and Liabilities
19 Statement of Operations
19 Statement of Changes in Net Assets
21 Financial Highlights
22 Notes to Financial Statements
27 Proxy Voting
28 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2011

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2011 are 0.72% and 0.99% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Growth of an Assumed $10,000 Investment in DWS High Income VIP
[] DWS High Income VIP — Class A [] Credit Suisse High Yield Index
The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS High Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,400	$11,426	$12,796	$13,622	$20,353
	Average annual total return	4.00%	14.26%	8.56%	6.38%	7.36%
Credit Suisse High Yield Index	Growth of $10,000	$10,484	$11,459	$13,816	$15,161	$24,040
	Average annual total return	4.84%	14.59%	11.38%	8.68%	9.17%
DWS High Income VIP		6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,388	$11,409	$12,715	$13,406	$20,420
	Average annual total return	3.88%	14.09%	8.34%	6.04%	8.26%
Credit Suisse High Yield Index	Growth of $10,000	$10,484	$11,459	$13,816	$15,161	$23,657
	Average annual total return	4.84%	14.59%	11.38%	8.68%	10.03%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

* The Fund commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2011 to June 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2011
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/11	$1,000.00	$1,000.00
Ending Account Value 6/30/11	$1,040.00	$1,038.80
Expenses Paid per $1,000*	$3.64	$4.95
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/11	$1,000.00	$1,000.00
Ending Account Value 6/30/11	$1,021.22	$1,019.93
Expenses Paid per $1,000*	$3.61	$4.91

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS High Income VIP	.72%	.98%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/11	12/31/10

Corporate Bonds	97%	87%
Loan Participations and Assignments	1%	4%
Preferred Stocks	1%	0%
Preferred Securities	1%	1%
Cash Equivalents	—	8%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/11	12/31/10

Consumer Discretionary	21%	20%
Financials	16%	19%
Materials	13%	12%
Industrials	12%	10%
Telecommunication Services	11%	11%
Energy	11%	12%
Information Technology	6%	4%
Consumer Staples	5%	4%
Utilities	4%	3%
Health Care	1%	5%
	100%	100%

Quality (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	6/30/11	12/31/10

BB	13%	15%
B	54%	54%
CCC	30%	26%
D	1%	1%
Not Rated	2%	4%
	100%	100%

Interest Rate Sensitivity	6/30/11	12/31/10

Effective Maturity	6.1 years	5.5 years
Effective Duration	4.1 years	3.5 years

Asset allocation, sector diversification and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio June 30, 2011 (Unaudited)
		Principal Amount ($) (a)	Value ($)

Corporate Bonds 94.4%
Consumer Discretionary 19.8%
Allison Transmission, Inc., 144A, 7.125%, 5/15/2019		270,000	262,575
AMC Entertainment, Inc.:
8.0%, 3/1/2014		590,000	591,475
8.75%, 6/1/2019		765,000	807,075
AMC Networks, Inc., 144A, 7.75%, 7/15/2021		80,000	83,600
American Achievement Corp., 144A, 10.875%, 4/15/2016		260,000	234,000
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		590,000	585,575
144A, 8.375%, 11/15/2020		460,000	468,050
Avis Budget Car Rental LLC:
8.25%, 1/15/2019		535,000	541,687
9.625%, 3/15/2018		260,000	277,550
Beazer Homes USA, Inc., 9.125%, 6/15/2018		135,000	116,438
Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014		105,000	105,000
Burlington Coat Factory Warehouse Corp., 144A, 10.0%, 2/15/2019		250,000	247,500
Cablevision Systems Corp.:
7.75%, 4/15/2018		65,000	69,306
8.0%, 4/15/2020		65,000	69,713
Caesar's Entertainment Operating Co., Inc.:
10.0%, 12/15/2018		790,000	712,975
11.25%, 6/1/2017		715,000	789,181
12.75%, 4/15/2018		295,000	294,263
CanWest LP, 144A, 9.25%, 8/1/2015*		340,000	57,800
Carrols Corp., 9.0%, 1/15/2013		225,000	225,563
CCO Holdings LLC:
6.5%, 4/30/2021		1,155,000	1,139,119
7.0%, 1/15/2019		120,000	123,600
7.25%, 10/30/2017		520,000	538,850
7.875%, 4/30/2018		225,000	237,094
8.125%, 4/30/2020		150,000	162,000
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		1,495,000	1,554,800
Claire's Stores, Inc.:
144A, 8.875%, 3/15/2019		145,000	135,575
9.625%, 6/1/2015 (PIK)		115,706	112,524
Clear Channel Communications, Inc., 144A, 9.0%, 3/1/2021		140,000	134,050
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/2017		100,000	108,750
Series B, 9.25%, 12/15/2017		150,000	163,500
Cumulus Media, Inc., 144A, 7.75%, 5/1/2019		135,000	130,275
DineEquity, Inc., 144A, 9.5%, 10/30/2018		620,000	672,700
DISH DBS Corp.:
144A, 6.75%, 6/1/2021		50,000	51,250
7.125%, 2/1/2016		465,000	490,575
7.875%, 9/1/2019		270,000	291,263
Dunkin' Brands, Inc., 144A, 9.625%, 12/1/2018		147,000	148,285
		Principal Amount ($) (a)	Value ($)

EH Holding Corp., 144A, 7.625%, 6/15/2021		230,000	234,600
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015*		490,000	245
Gannett Co., Inc., 9.375%, 11/15/2017		295,000	324,500
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		505,000	516,362
Hertz Corp.:
144A, 6.75%, 4/15/2019		660,000	653,400
144A, 7.5%, 10/15/2018		905,000	932,150
J. Crew Group, Inc., 144A, 8.125%, 3/1/2019 (b)		190,000	182,875
Kabel BW Erste Beteiligungs GmbH, 144A, 7.5%, 3/15/2019		435,000	443,700
Lear Corp.:
7.875%, 3/15/2018		235,000	252,625
8.125%, 3/15/2020		230,000	247,825
Lions Gate Entertainment, Inc., 144A, 10.25%, 11/1/2016		540,000	549,450
Macy's Retail Holdings, Inc., 8.125%, 7/15/2015		85,000	100,831
Mediacom Broadband LLC, 8.5%, 10/15/2015 (b)		635,000	650,875
Mediacom LLC, 9.125%, 8/15/2019 (b)		560,000	590,800
MGM Resorts International:
7.5%, 6/1/2016		205,000	194,750
7.625%, 1/15/2017		560,000	539,000
9.0%, 3/15/2020		145,000	158,775
144A, 10.0%, 11/1/2016 (b)		225,000	238,500
11.125%, 11/15/2017		235,000	268,488
Michaels Stores, Inc., Step-up Coupon, 0% to 11/1/2011, 13.0% to 11/1/2016		150,000	155,250
Needle Merger Sub Corp., 144A, 8.125%, 3/15/2019		280,000	282,100
Neiman Marcus Group, Inc., 10.375%, 10/15/2015		155,000	162,750
Norcraft Companies LP, 10.5%, 12/15/2015		1,260,000	1,278,900
Palace Entertainment Holdings LLC, 144A, 8.875%, 4/15/2017		435,000	436,087
Penske Automotive Group, Inc., 7.75%, 12/15/2016		1,085,000	1,106,700
PETCO Animal Supplies, Inc., 144A, 9.25%, 12/1/2018		315,000	334,687
Phillips-Van Heusen Corp., 7.375%, 5/15/2020		160,000	171,200
Regal Entertainment Group, 9.125%, 8/15/2018		180,000	186,300
Sabre Holdings Corp., 8.35%, 3/15/2016		515,000	453,200
Sears Holdings Corp., 144A, 6.625%, 10/15/2018		345,000	319,988
Seminole Indian Tribe of Florida:
144A, 7.75%, 10/1/2017		200,000	207,000
144A, 7.804%, 10/1/2020		450,000	442,260
Simmons Bedding Co., 144A, 11.25%, 7/15/2015		315,000	330,750
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015		340,000	374,850
		Principal Amount ($) (a)	Value ($)

Sonic Automotive, Inc., Series B, 9.0%, 3/15/2018		565,000	594,662
Standard Pacific Corp.:
8.375%, 5/15/2018		240,000	237,900
10.75%, 9/15/2016		440,000	498,300
Toys "R" Us, Inc., 7.375%, 10/15/2018		695,000	675,019
Toys "R" Us-Delaware, Inc., 144A, 7.375%, 9/1/2016		200,000	202,000
Travelport LLC:
4.879%**, 9/1/2014		390,000	332,475
9.0%, 3/1/2016		390,000	348,075
UCI International, Inc., 8.625%, 2/15/2019		120,000	123,600
Unitymedia GmbH, 144A, 9.625%, 12/1/2019	EUR	550,000	865,377
Unitymedia Hessen GmbH & Co., KG, 144A, 8.125%, 12/1/2017		945,000	1,004,062
Univision Communications, Inc.:
144A, 6.875%, 5/15/2019		60,000	59,400
144A, 7.875%, 11/1/2020		140,000	143,500
UPC Holding BV:
144A, 8.375%, 8/15/2020	EUR	210,000	309,099
144A, 9.75%, 4/15/2018	EUR	425,000	656,374
Valassis Communications, Inc., 144A, 6.625%, 2/1/2021		180,000	178,200
Visant Corp., 10.0%, 10/1/2017		460,000	476,100
Visteon Corp., 144A, 6.75%, 4/15/2019		435,000	419,775
Yonkers Racing Corp., 144A, 11.375%, 7/15/2016		335,000	363,475
			33,542,702
Consumer Staples 4.9%
American Rock Salt Co., LLC, 144A, 8.25%, 5/1/2018		340,000	341,275
B&G Foods, Inc., 7.625%, 1/15/2018		230,000	242,075
Del Monte Foods Co., 144A, 7.625%, 2/15/2019		710,000	717,100
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		215,000	225,213
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		555,000	556,387
NBTY, Inc., 144A, 9.0%, 10/1/2018		140,000	147,700
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012		2,081,750	2,045,319
Rite Aid Corp.:
7.5%, 3/1/2017		295,000	292,788
8.0%, 8/15/2020		580,000	624,950
10.25%, 10/15/2019		230,000	253,000
Smithfield Foods, Inc., 7.75%, 7/1/2017		1,880,000	1,950,500
Stater Bros. Holdings, Inc., 144A, 7.375%, 11/15/2018		180,000	186,750
SUPERVALU, Inc., 8.0%, 5/1/2016 (b)		210,000	214,200
Tops Holding Corp., 10.125%, 10/15/2015		330,000	350,212
US Foodservice, 144A, 8.5%, 6/30/2019		200,000	194,000
			8,341,469
		Principal Amount ($) (a)	Value ($)

Energy 10.6%
Alpha Natural Resources, Inc., 6.0%, 6/1/2019		345,000	344,138
Arch Coal, Inc., 7.25%, 10/1/2020		110,000	111,925
Berry Petroleum Co., 6.75%, 11/1/2020		535,000	537,675
BreitBurn Energy Partners LP, 8.625%, 10/15/2020		300,000	316,500
Brigham Exploration Co., 144A, 6.875%, 6/1/2019		115,000	114,425
Bristow Group, Inc., 7.5%, 9/15/2017		485,000	508,037
Chaparral Energy, Inc., 8.25%, 9/1/2021		645,000	649,837
Cloud Peak Energy Resources LLC:
8.25%, 12/15/2017		145,000	155,150
8.5%, 12/15/2019		150,000	162,188
CONSOL Energy, Inc.:
144A, 6.375%, 3/1/2021		90,000	89,550
8.0%, 4/1/2017		655,000	713,950
8.25%, 4/1/2020		250,000	272,500
Continental Resources, Inc.:
7.125%, 4/1/2021		175,000	184,625
7.375%, 10/1/2020		195,000	207,188
8.25%, 10/1/2019		105,000	114,713
Crestwood Midstream Partners LP, 144A, 7.75%, 4/1/2019		920,000	913,100
Crosstex Energy LP, 8.875%, 2/15/2018		365,000	388,725
Dresser-Rand Group, Inc., 144A, 6.5%, 5/1/2021		420,000	432,600
Eagle Rock Energy Partners LP, 144A, 8.375%, 6/1/2019		535,000	533,662
Energy Transfer Equity LP, 7.5%, 10/15/2020		215,000	227,900
Frontier Oil Corp., 6.875%, 11/15/2018		315,000	332,325
Genesis Energy LP, 144A, 7.875%, 12/15/2018		230,000	228,850
Global Geophysical Services, Inc., 10.5%, 5/1/2017		775,000	813,750
Harvest Operations Corp., 144A, 6.875%, 10/1/2017		140,000	144,550
Holly Corp., 9.875%, 6/15/2017		545,000	607,675
Holly Energy Partners LP, 8.25%, 3/15/2018		330,000	349,800
Linn Energy LLC:
144A, 6.5%, 5/15/2019		285,000	282,150
144A, 7.75%, 2/1/2021		335,000	348,400
8.625%, 4/15/2020		305,000	330,925
MEG Energy Corp., 144A, 6.5%, 3/15/2021		235,000	236,175
Newfield Exploration Co., 7.125%, 5/15/2018		270,000	286,200
Oasis Petroleum, Inc., 144A, 7.25%, 2/1/2019		435,000	431,737
Offshore Group Investments Ltd.:
11.5%, 8/1/2015		275,000	299,063
144A, 11.5%, 8/1/2015		30,000	32,625
Petrohawk Energy Corp.:
7.25%, 8/15/2018		700,000	718,375
7.875%, 6/1/2015		220,000	230,450
10.5%, 8/1/2014		380,000	427,500
Plains Exploration & Production Co., 7.625%, 6/1/2018		320,000	336,000
		Principal Amount ($) (a)	Value ($)

Range Resources Corp., 6.75%, 8/1/2020		105,000	108,675
Regency Energy Partners LP, 6.875%, 12/1/2018		205,000	212,175
Sabine Pass LNG LP:
7.25%, 11/30/2013		930,000	953,250
7.5%, 11/30/2016		355,000	363,875
SandRidge Energy, Inc., 144A, 7.5%, 3/15/2021		300,000	303,750
SESI LLC, 144A, 6.375%, 5/1/2019		235,000	232,650
Southwestern Energy Co., 7.5%, 2/1/2018		585,000	665,437
Stone Energy Corp.:
6.75%, 12/15/2014		590,000	587,050
8.625%, 2/1/2017		125,000	128,750
Venoco, Inc., 144A, 8.875%, 2/15/2019		590,000	590,000
Xinergy Corp., 144A, 9.25%, 5/15/2019		335,000	338,350
			17,898,900
Financials 14.0%
Abengoa Finance SAU, 144A, 8.875%, 11/1/2017		775,000	791,469
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		450,000	418,500
Antero Resources Finance Corp., 9.375%, 12/1/2017		390,000	419,250
Ardagh Packaging Finance PLC, 144A, 7.375%, 10/15/2017		215,000	221,450
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		712,400	431,002
AWAS Aviation Capital Ltd., 144A, 7.0%, 10/15/2016		571,200	586,194
Bumble Bee Acquisition Corp., 144A, 9.0%, 12/15/2017		150,000	150,750
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		570,000	615,600
CIT Group, Inc.:
7.0%, 5/1/2015		195	195
144A, 7.0%, 5/4/2015		623,000	623,779
144A, 7.0%, 5/2/2017		2,085,000	2,079,787
CPI International Acquisition, Inc., 144A, 8.0%, 2/15/2018		260,000	245,700
DuPont Fabros Technology LP, (REIT), 8.5%, 12/15/2017		435,000	475,237
E*TRADE Financial Corp.:
6.75%, 6/1/2016		570,000	558,600
12.5%, 11/30/2017 (PIK)		632,000	739,440
Felcor Lodging LP, (REIT), 144A, 6.75%, 6/1/2019		410,000	393,600
Ford Motor Credit Co., LLC:
6.625%, 8/15/2017		355,000	377,380
8.125%, 1/15/2020		100,000	115,841
Fresenius US Finance II, Inc., 144A, 9.0%, 7/15/2015		420,000	475,125
Giraffe Acquisition Corp., 144A, 9.125%, 12/1/2018		330,000	310,200
Hellas Telecommunications Finance SCA, 144A, 8.985%**, 7/15/2015 (PIK)*	EUR	322,107	280
Hexion US Finance Corp., 8.875%, 2/1/2018		2,000,000	2,080,000
		Principal Amount ($) (a)	Value ($)

Inmarsat Finance PLC, 144A, 7.375%, 12/1/2017		670,000	710,200
International Lease Finance Corp.:
5.75%, 5/15/2016		105,000	103,395
6.25%, 5/15/2019		270,000	263,808
8.625%, 9/15/2015		235,000	254,681
8.75%, 3/15/2017		465,000	508,594
Level 3 Escrow, Inc., 144A, 8.125%, 7/1/2019		400,000	402,000
MPT Operating Partnership LP, (REIT), 144A, 6.875%, 5/1/2021		295,000	289,838
National Money Mart Co., 10.375%, 12/15/2016		790,000	867,025
Navios Maritime Acquisition Corp., 8.625%, 11/1/2017		150,000	147,750
Nielsen Finance LLC, 144A, 7.75%, 10/15/2018		50,000	52,500
NII Capital Corp., 7.625%, 4/1/2021		335,000	350,075
Nuveen Investments, Inc.:
10.5%, 11/15/2015		725,000	741,312
144A, 10.5%, 11/15/2015		525,000	531,562
OMEGA Healthcare Investors, Inc., (REIT), 144A, 6.75%, 10/15/2022		305,000	300,806
Pinnacle Foods Finance LLC:
8.25%, 9/1/2017		425,000	440,938
9.25%, 4/1/2015		695,000	721,062
Reynolds Group Issuer, Inc.:
144A, 6.875%, 2/15/2021		540,000	526,500
144A, 7.125%, 4/15/2019		415,000	411,888
144A, 8.25%, 2/15/2021		225,000	210,375
144A, 8.5%, 10/15/2016		550,000	573,375
144A, 8.75%, 5/15/2018		610,000	599,325
144A, 9.0%, 4/15/2019		590,000	582,625
Susser Holdings LLC, 8.5%, 5/15/2016		175,000	184,188
Tomkins LLC, 144A, 9.0%, 10/1/2018		230,000	247,825
Tropicana Entertainment LLC, 9.625%, 12/15/2014*		1,220,000	610
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		185,000	182,688
Virgin Media Finance PLC, Series 1, 9.5%, 8/15/2016		1,135,000	1,282,550
			23,596,874
Health Care 1.4%
Aviv Healthcare Properties LP, 144A, 7.75%, 2/15/2019		235,000	240,288
HCA Holdings, Inc., 144A, 7.75%, 5/15/2021 (b)		605,000	627,687
Mylan, Inc., 144A, 7.875%, 7/15/2020		95,000	104,263
STHI Holding Corp., 144A, 8.0%, 3/15/2018		345,000	350,175
Vanguard Health Holding Co. II, LLC, 8.0%, 2/1/2018		590,000	609,175
Warner Chilcott Co., LLC, 144A, 7.75%, 9/15/2018		420,000	423,675
			2,355,263
Industrials 11.8%
Accuride Corp., 9.5%, 8/1/2018		405,000	433,350
Actuant Corp., 6.875%, 6/15/2017		300,000	306,750
Aguila 3 SA, 144A, 7.875%, 1/31/2018		310,000	311,937
		Principal Amount ($) (a)	Value ($)

American Airlines, Inc., 144A, 7.5%, 3/15/2016 (b)		490,000	480,200
AMGH Merger Sub, Inc., 144A, 9.25%, 11/1/2018		190,000	200,450
ARAMARK Corp., 8.5%, 2/1/2015		560,000	581,700
ARAMARK Holdings Corp., 144A, 8.625%, 5/1/2016 (PIK)		105,000	106,838
Armored Autogroup, Inc., 144A, 9.25%, 11/1/2018		610,000	603,900
B-Corp Merger Sub, Inc., 144A, 8.25%, 6/1/2019		335,000	331,650
BE Aerospace, Inc.:
6.875%, 10/1/2020		210,000	219,975
8.5%, 7/1/2018		300,000	327,375
Belden, Inc., 7.0%, 3/15/2017		420,000	430,500
Boart Longyear Management Pty Ltd., 144A, 7.0%, 4/1/2021		190,000	194,275
Briggs & Stratton Corp., 6.875%, 12/15/2020		195,000	206,700
Casella Waste Systems, Inc., 144A, 7.75%, 2/15/2019		415,000	416,037
Cenveo Corp., 8.875%, 2/1/2018		1,055,000	1,023,350
CHC Helicopter SA, 144A, 9.25%, 10/15/2020		950,000	857,375
Congoleum Corp., 9.0%, 12/31/2017 (PIK)		396,000	257,400
Corrections Corp. of America, 7.75%, 6/1/2017		35,000	38,106
Delta Air Lines, Inc., 144A, 9.5%, 9/15/2014		99,000	105,559
Deluxe Corp., 144A, 7.0%, 3/15/2019		180,000	178,200
Ducommun, Inc., 144A, 9.75%, 7/15/2018		305,000	313,387
DynCorp International, Inc., 144A, 10.375%, 7/1/2017		490,000	502,250
Florida East Coast Railway Corp., 144A, 8.125%, 2/1/2017		225,000	232,313
FTI Consulting, Inc., 6.75%, 10/1/2020		195,000	196,950
Garda World Security Corp., 144A, 9.75%, 3/15/2017		375,000	396,562
H&E Equipment Services, Inc., 8.375%, 7/15/2016		615,000	628,837
Heckler & Koch GmbH, 144A, 9.5%, 5/15/2018	EUR	580,000	799,032
Huntington Ingalls Industries, Inc.:
144A, 6.875%, 3/15/2018		180,000	184,500
144A, 7.125%, 3/15/2021		60,000	62,100
Interline Brands, Inc., 7.0%, 11/15/2018		295,000	298,688
K. Hovnanian Enterprises, Inc., 10.625%, 10/15/2016		365,000	364,087
Kansas City Southern de Mexico SA de CV, 8.0%, 2/1/2018		205,000	222,425
Meritor, Inc., 8.125%, 9/15/2015		280,000	291,900
Navios Maritime Holdings, Inc., 144A, 8.125%, 2/15/2019		760,000	729,600
Navios South American Logistics, Inc., 144A, 9.25%, 4/15/2019		295,000	297,213
		Principal Amount ($) (a)	Value ($)

Nortek, Inc., 144A, 8.5%, 4/15/2021		720,000	666,000
Ply Gem Industries, Inc.:
144A, 8.25%, 2/15/2018		275,000	260,563
13.125%, 7/15/2014		515,000	540,750
RailAmerica, Inc., 9.25%, 7/1/2017		304,000	333,640
RBS Global, Inc. & Rexnord Corp.:
8.5%, 5/1/2018		715,000	755,219
11.75%, 8/1/2016 (b)		120,000	126,900
Rearden G Holdings EINS GmbH, 144A, 7.875%, 3/30/2020		135,000	147,150
Sitel LLC, 11.5%, 4/1/2018		565,000	516,975
Spirit AeroSystems, Inc.:
6.75%, 12/15/2020		205,000	208,075
7.5%, 10/1/2017		215,000	226,288
SPX Corp., 144A, 6.875%, 9/1/2017		130,000	139,100
Titan International, Inc., 144A, 7.875%, 10/1/2017		945,000	987,525
Triumph Group, Inc., 8.0%, 11/15/2017		75,000	78,938
Tutor Perini Corp., 7.625%, 11/1/2018		325,000	312,000
United Rentals North America, Inc.:
9.25%, 12/15/2019		830,000	900,550
10.875%, 6/15/2016		390,000	436,312
USG Corp., 144A, 9.75%, 8/1/2014		220,000	233,200
			20,000,656
Information Technology 5.4%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029		570,000	513,000
Allen Systems Group, Inc., 144A, 10.5%, 11/15/2016		210,000	211,050
Amkor Technology, Inc.:
144A, 6.625%, 6/1/2021		50,000	48,125
7.375%, 5/1/2018		250,000	254,063
Aspect Software, Inc., 10.625%, 5/7/2017		350,000	376,250
Avaya, Inc., 144A, 7.0%, 4/1/2019		830,000	803,025
CDW LLC:
144A, 8.5%, 4/1/2019		600,000	588,000
11.0%, 10/12/2015		52,000	54,730
CommScope, Inc., 144A, 8.25%, 1/15/2019		485,000	499,550
eAccess Ltd., 144A, 8.25%, 4/1/2018		335,000	334,162
Equinix, Inc., 8.125%, 3/1/2018		120,000	130,650
Fidelity National Information Services, Inc., 7.625%, 7/15/2017		95,000	100,819
First Data Corp.:
144A, 7.375%, 6/15/2019		170,000	171,275
144A, 8.25%, 1/15/2021		785,000	769,300
144A, 8.875%, 8/15/2020		495,000	528,412
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		990,000	1,066,725
Jabil Circuit, Inc., 7.75%, 7/15/2016		145,000	160,588
MasTec, Inc., 7.625%, 2/1/2017		610,000	620,675
MEMC Electronic Materials, Inc., 144A, 7.75%, 4/1/2019		240,000	237,000
Sanmina-SCI Corp., 144A, 7.0%, 5/15/2019		245,000	231,525
		Principal Amount ($) (a)	Value ($)

Seagate HDD Cayman, 144A, 7.0%, 11/1/2021		290,000	290,000
Sensata Technologies BV, 144A, 6.5%, 5/15/2019		290,000	289,275
SunGard Data Systems, Inc.:
7.375%, 11/15/2018		140,000	140,000
10.625%, 5/15/2015		365,000	395,112
Vangent, Inc., 9.625%, 2/15/2015		350,000	353,500
			9,166,811
Materials 11.8%
Aleris International, Inc., 144A, 7.625%, 2/15/2018		220,000	219,450
APERAM:
144A, 7.375%, 4/1/2016		215,000	216,075
144A, 7.75%, 4/1/2018		260,000	261,950
Appleton Papers, Inc., 11.25%, 12/15/2015		237,000	239,370
Berry Plastics Corp.:
8.25%, 11/15/2015		660,000	696,300
9.5%, 5/15/2018		390,000	387,075
9.75%, 1/15/2021		460,000	445,050
Boise Paper Holdings LLC, 8.0%, 4/1/2020		170,000	178,500
BWAY Parent Co., Inc., 144A, 10.125%, 11/1/2015 (PIK)		242,853	242,853
Celanese US Holdings LLC:
5.875%, 6/15/2021		165,000	168,713
6.625%, 10/15/2018		200,000	211,000
China Lumena New Materials Corp., 144A, 12.0%, 10/27/2014		1,120,000	1,096,200
Clearwater Paper Corp., 7.125%, 11/1/2018		390,000	399,750
Clondalkin Acquisition BV, 144A, 2.247%**, 12/15/2013		265,000	253,075
Crown Americas LLC, 144A, 6.25%, 2/1/2021		50,000	50,500
Domtar Corp., 10.75%, 6/1/2017		380,000	494,475
Essar Steel Algoma, Inc., 144A, 9.375%, 3/15/2015		1,410,000	1,413,525
Exopack Holding Corp., 144A, 10.0%, 6/1/2018		230,000	228,275
FMG Resources August 2006 Pty Ltd., 144A, 7.0%, 11/1/2015		140,000	142,800
GEO Specialty Chemicals, Inc.:
144A, 7.5%, 3/31/2015 (PIK)		1,297,793	1,193,970
10.0%, 3/31/2015		1,277,440	1,264,666
Graham Packaging Co., LP, 8.25%, 10/1/2018		135,000	150,188
Graphic Packaging International, Inc.:
7.875%, 10/1/2018		70,000	74,200
9.5%, 6/15/2017		810,000	886,950
Hexcel Corp., 6.75%, 2/1/2015		475,000	483,312
Huntsman International LLC:
8.625%, 3/15/2020		330,000	359,700
8.625%, 3/15/2021		140,000	152,250
JMC Steel Group, 144A, 8.25%, 3/15/2018		350,000	355,250
Koppers, Inc., 7.875%, 12/1/2019		440,000	469,700
Longview Fibre Paper & Packaging, Inc., 144A, 8.0%, 6/1/2016		335,000	336,675
		Principal Amount ($) (a)	Value ($)

Lyondell Chemical Co., 144A, 8.0%, 11/1/2017		290,000	322,625
Momentive Performance Materials, Inc.:
9.0%, 1/15/2021		385,000	392,700
9.5%, 1/15/2021	EUR	385,000	552,725
NewMarket Corp., 7.125%, 12/15/2016		1,005,000	1,047,712
OI European Group BV, 144A, 6.75%, 9/15/2020	EUR	130,000	187,577
Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016		535,000	543,025
Phibro Animal Health Corp., 144A, 9.25%, 7/1/2018		70,000	73,850
Polymer Group, Inc., 144A, 7.75%, 2/1/2019		300,000	300,750
Radnor Holdings Corp., 11.0%, 3/15/2010*		265,000	27
Rain CII Carbon LLC, 144A, 8.0%, 12/1/2018		270,000	287,550
Silgan Holdings, Inc., 7.25%, 8/15/2016		415,000	437,825
Solo Cup Co., 10.5%, 11/1/2013		210,000	218,400
Texas Industries, Inc., 9.25%, 8/15/2020		465,000	449,887
United States Steel Corp., 7.375%, 4/1/2020 (b)		480,000	493,200
Verso Paper Holdings LLC, 144A, 8.75%, 2/1/2019		130,000	115,700
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		940,000	979,949
Wolverine Tube, Inc., 15.0%, 3/31/2012 (PIK)*		830,088	400,517
			19,875,816
Telecommunication Services 11.2%
Buccaneer Merger Sub, Inc., 144A, 9.125%, 1/15/2019		130,000	135,200
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		1,020,000	1,025,100
8.375%, 10/15/2020		1,030,000	1,027,425
8.75%, 3/15/2018		350,000	332,500
Clearwire Communications LLC:
144A, 12.0%, 12/1/2015		425,000	453,688
144A, 12.0%, 12/1/2015		465,000	498,131
Cricket Communications, Inc.:
7.75%, 10/15/2020 (b)		1,795,000	1,759,100
10.0%, 7/15/2015		380,000	409,450
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		495,000	554,400
Digicel Ltd., 144A, 8.25%, 9/1/2017		1,090,000	1,130,875
ERC Ireland Preferred Equity Ltd., 144A, 8.42%**, 2/15/2017 (PIK)	EUR	665,001	4,822
Frontier Communications Corp.:
7.875%, 4/15/2015		65,000	70,525
8.25%, 4/15/2017		395,000	429,563
8.5%, 4/15/2020		195,000	212,550
8.75%, 4/15/2022		70,000	76,300
Intelsat Jackson Holdings SA:
144A, 7.25%, 10/15/2020		695,000	691,525
144A, 7.5%, 4/1/2021		855,000	849,656
8.5%, 11/1/2019		580,000	614,800
		Principal Amount ($) (a)	Value ($)

Intelsat Luxembourg SA:
11.25%, 2/4/2017		1,450,000	1,556,937
11.5%, 2/4/2017 (PIK)		1,340,625	1,441,172
144A, 11.5%, 2/4/2017 (PIK)		445,000	478,375
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		480,000	475,200
7.875%, 9/1/2018		420,000	444,675
Pacnet Ltd., 144A, 9.25%, 11/9/2015		225,000	214,875
Sprint Nextel Corp., 8.375%, 8/15/2017		590,000	648,262
Telesat Canada, 11.0%, 11/1/2015		1,545,000	1,689,844
West Corp.:
144A, 7.875%, 1/15/2019		285,000	276,450
144A, 8.625%, 10/1/2018		75,000	75,750
Windstream Corp.:
7.0%, 3/15/2019		430,000	434,300
7.5%, 4/1/2023		40,000	40,000
7.75%, 10/15/2020		180,000	188,550
7.875%, 11/1/2017		495,000	525,319
8.125%, 9/1/2018		180,000	190,800
			18,956,119
Utilities 3.5%
AES Corp.:
144A, 7.375%, 7/1/2021		540,000	548,100
8.0%, 10/15/2017		415,000	439,900
8.0%, 6/1/2020		525,000	559,125
Calpine Corp.:
144A, 7.5%, 2/15/2021		485,000	494,700
144A, 7.875%, 7/31/2020		560,000	585,200
Edison Mission Energy, 7.0%, 5/15/2017		1,570,000	1,271,700
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024		1,110,000	555,000
Energy Future Intermediate Holding Co. LLC, 10.0%, 12/1/2020		125,000	133,308
Ferrellgas LP, 144A, 6.5%, 5/1/2021		120,000	113,400
NRG Energy, Inc.:
7.375%, 1/15/2017		320,000	335,200
144A, 7.625%, 1/15/2018		200,000	200,500
8.25%, 9/1/2020		220,000	224,400
Texas Competitive Electric Holdings Co., LLC:
Series A, 10.25%, 11/1/2015		275,000	166,376
144A, 11.5%, 10/1/2020		360,000	353,700
			5,980,609
Total Corporate Bonds (Cost $159,590,828)			159,715,219

Loan Participations and Assignments 1.2%
Senior Loans**
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/1/2010*		700,000	0
Buffets, Inc., Letter of Credit, First Lien, 7.496%, 4/22/2015		96,058	77,087
Hawker Beechcraft Acquisition Co., LLC:
Term Loan, 2.186%, 3/26/2014		980,677	827,677
Letter of Credit, 2.246%, 3/26/2014		60,643	51,181
		Principal Amount ($) (a)	Value ($)

Roundy's Supermarkets, Inc., Second Lien Term Loan, 10.0%, 4/18/2016		325,000	329,368
Tribune Co., Term Loan B, LIBOR plus 3.0%, 6/4/2014*		1,009,426	686,409
Total Loan Participations and Assignments (Cost $2,955,324)			1,971,722

Convertible Bonds 0.4%
Consumer Discretionary
Group 1 Automotive, Inc., 144A, 3.0%, 3/15/2020		375,000	467,344
Sonic Automotive, Inc., 5.0%, 10/1/2029		155,000	204,600
Total Convertible Bonds (Cost $530,313)			671,944

Preferred Security 0.6%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $737,867)		1,135,000	959,075

	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (Cost $31,000)	31	31,000

	Shares	Value ($)

Common Stocks 0.1%
Consumer Discretionary 0.1%
Buffets Restaurants Holdings, Inc.*	18,256	73,024
Dex One Corp.*	3,884	9,827
SuperMedia, Inc.*	726	2,722
Trump Entertainment Resorts, Inc.*	45	821
Vertis Holdings, Inc.	676	11,992
		98,386
Industrials 0.0%
Congoleum Corp.*	1,200,000	1
Quad Graphics, Inc.	649	25,220
		25,221
Materials 0.0%
GEO Specialty Chemicals, Inc.*	24,225	20,592
GEO Specialty Chemicals, Inc. 144A*	2,206	1,875
		22,467
Total Common Stocks (Cost $2,412,740)		146,074

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	1,115	33
Materials 0.0%
Hercules Trust II, Expiration Date 3/31/2029*	1,100	11,053
Total Warrants (Cost $244,286)		11,086
	Shares	Value ($)

Preferred Stocks 0.8%
Financials
Ally Financial, Inc. Series G, 144A, 7.0%	440	413,545
Ally Financial, Inc. Series A, 8.5%	18,090	454,104
GMAC Capital Trust I Series 2, 8.125%	19,000	486,400
Total Preferred Stocks (Cost $1,330,112)		1,354,049

	Shares	Value ($)

Securities Lending Collateral 3.0%
Daily Assets Fund Institutional, 0.13% (c) (d) (Cost $5,138,221)	5,138,221	5,138,221

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $172,970,691)+	100.5	169,998,390
Other Assets and Liabilities, Net (b)	(0.5)	(856,604)
Net Assets	100.0	169,141,786

The following table represents bonds and senior loans that are in default:
Securities	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loan*	9.5%	6/1/2010	700,000	USD	700,000	0
CanWest LP*	9.25%	8/1/2015	340,000	USD	340,000	57,800
Fontainebleau Las Vegas Holdings LLC*	11.0%	6/15/2015	490,000	USD	495,963	245
Hellas Telecommunications Finance SCA*	8.985%	7/15/2015	322,107	EUR	92,199	280
Radnor Holdings Corp.*	11.0%	3/15/2010	265,000	USD	234,313	27
Tribune Co.*	LIBOR plus 3.0%	6/4/2014	1,009,426	USD	905,407	686,409
Tropicana Entertainment LLC*	9.625%	12/15/2014	1,220,000	USD	959,601	610
Wolverine Tube, Inc.*	15.0%	3/31/2012	830,088	USD	830,088	400,517
					4,557,571	1,145,888

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

** These securities are shown at their current rate as of June 30, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

+ The cost for federal income tax purposes was $172,970,724. At June 30, 2011, net unrealized depreciation for all securities based on tax cost was $2,972,334. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,337,420 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,309,754.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan amounting to $4,925,225. In addition, included in other assets and liabilities, net is a pending sale, amounting to $43,313, that is also on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2011 amounted to $4,968,538, which is 2.9% of net assets.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in kind.

REIT: Real Estate Investment Trust

At June 30, 2011, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (e)		Fixed Cash Flows Received	Underlying Debt Obligation/Quality Rating (f)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
3/21/2011 6/20/2016	610,000	1	5.0%	Ally Financial Corp., 8.3%, 2/12/2015, B+	40,762	34,677	6,085
3/21/2011 6/20/2016	540,000	2	5.0%	Ally Financial Corp., 6.75%, 12/1/2014, B+	36,085	58,646	(22,561)
6/21/2010 9/20/2013	1,230,000	1	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B+	109,934	(37,769)	147,703
6/21/2010 9/20/2013	380,000	3	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B+	33,963	4,657	29,306
6/21/2010 9/20/2015	175,000	4	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B+	19,051	(16,625)	35,676
6/21/2010 9/20/2015	320,000	5	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B+	34,837	(27,750)	62,587
6/21/2010 9/20/2015	100,000	1	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B+	10,887	(6,896)	17,783
6/21/2010 9/20/2015	560,000	6	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B+	60,966	(9,982)	70,948
6/20/2011 9/20/2016	575,000	6	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B+	56,234	55,435	799
3/21/2011 6/20/2016	1,085,000	2	5.0%	Ford Motor Credit Co., LLC, 7.25%, 10/25/2011, B+	124,793	129,387	(4,594)
6/20/2011 9/20/2015	1,145,000	1	5.0%	HCA, Inc., 6.375%, 1/15/2015, B-	63,040	61,450	1,590
3/21/2011 6/20/2016	610,000	4	5.0%	HCA, Inc., 6.375%, 1/15/2015, B-	28,871	22,713	6,158
6/20/2011 9/20/2016	1,145,000	7	5.0%	International Lease Finance Corp., 8.25%, 12/15/2020, B+	39,329	37,739	1,590
6/20/2011 9/20/2016	1,145,000	3	5.0%	Neiman Marcus Group, Inc., 7.12%, 06/01/2028, B	53,643	52,053	1,590
6/20/2011 9/20/2016	1,145,000	5	5.0%	Smithfield Foods, Inc., 7.75%, 7/1/2017, B-	53,643	52,053	1,590
Total net unrealized appreciation							356,250

(e) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

(f) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings.

Counterparties:

1 The Goldman Sachs & Co.

2 Barclays Bank PLC

3 Citigroup, Inc.

4 JPMorgan Chase Securities, Inc.

5 Credit Suisse

6 Bank of America

7 Morgan Stanley

At June 30, 2011, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	1,090,733	EUR	755,734	7/11/2011	4,848	JPMorgan Chase Securities, Inc.
USD	47,861	EUR	33,800	7/11/2011	1,138	Citigroup, Inc.
Total unrealized appreciation					5,986

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	3,100,100	USD	4,464,532	7/11/2011	(29,656)	Citigroup, Inc.

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts and forward foreign currency exchange contracts, please refer to Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (g)
Corporate Bonds	$—	$156,941,356	$2,773,863	$159,715,219
Loan Participations and Assignments	—	1,971,722	0	1,971,722
Convertible Bonds	—	671,944	—	671,944
Preferred Securities	—	959,075	—	959,075
Other Investments	—	—	31,000	31,000
Common Stocks (g)	110,793	—	35,281	146,074
Preferred Stock	940,504	413,545	—	1,354,049
Warrants (g)	—	—	11,086	11,086
Short-Term Investments	5,138,221	—	—	5,138,221
Derivatives (h)	—	389,391	—	389,391
Total	$6,189,518	$161,347,033	$2,851,230	$170,387,781
Liabilities
Derivatives (h)	$—	$(56,811)	$—	$(56,811)
Total	$—	$(56,811)	$—	$(56,811)

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended June 30, 2011.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include unrealized appreciation (depreciation) on credit default swap contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Corporate Bonds		Loan Participations and Assignments	Other Investments	Common Stocks	Warrants	Total
Balance as of December 31, 2010	$2,784,439		$0	$31,000	$23,288	$12,547	$2,851,274
Realized gains (loss)	(2,014,745)		—	—	—	—	(2,014,745)
Change in unrealized appreciation (depreciation)	2,166,957		0	0	5,767	(1,461)	2,171,263
Amortization premium/discount	12,234		—	—	—	—	12,234
Purchases	—		—	—	6,226	—	6,226
(Sales)	0		—	—	—	—	0
Transfers into Level 3	—		—	—	—	—	—
Transfers (out) of Level 3	(175,022	) (i)	—	—	—	—	(175,022)
Balance as of June 30, 2011	$2,773,863		$0	$31,000	$35,281	$11,086	$2,851,230
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2011	$153,566		$0	$0	$5,767	$(1,461)	$157,872

Transfers between price levels are recognized at the beginning of the reporting period.

(i) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2011 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $167,832,470) — including $4,925,225 of securities loaned	$164,860,169
Investment in Daily Assets Fund Institutional (cost $5,138,221)*	5,138,221
Total investments in securities, at value (cost $172,970,691)	169,998,390
Foreign currency, at value (cost $70)	71
Deposit from broker on swap contracts	10,000
Receivable for investments sold	2,190,757
Receivable for Fund shares sold	47,763
Interest receivable	3,231,678
Unrealized appreciation on swap contracts	383,405
Unrealized appreciation on forward foreign currency exchange contracts	5,986
Upfront payments paid on swap contracts	508,810
Foreign taxes recoverable	588
Other assets	1,463
Total assets	176,378,911
Liabilities
Cash overdraft	752,304
Payable upon return of securities loaned	5,138,221
Line of credit loan payable	650,000
Payable for Fund shares redeemed	83,475
Payable upon return of deposit for swap contracts	10,000
Net payable for open swap contracts	265,889
Unrealized depreciation on swap contracts	27,155
Unrealized depreciation on forward foreign currency exchange contracts	29,656
Upfront payments received on swap contracts	99,022
Accrued management fee	72,776
Other accrued expenses and payables	108,627
Total liabilities	7,237,125
Net assets, at value	$169,141,786
Net Assets Consist of
Undistributed net investment income	7,008,620
Net unrealized appreciation (depreciation) on: Investments	(2,972,301)
Swap contracts	356,250
Foreign currency	(21,987)
Accumulated net realized gain (loss)	(52,334,737)
Paid-in capital	217,105,941
Net assets, at value	$169,141,786
Class A Net Asset Value, offering and redemption price per share ($168,996,214 ÷ 25,708,819 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.57
Class B Net Asset Value, offering and redemption price per share ($145,572 ÷ 22,021 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.61

* Represents collateral of securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2011 (Unaudited)
Investment Income
Interest (net of foreign taxes withheld of $545)	$8,066,103
Dividends	20,954
Income distributions — Central Cash Management Fund	4,059
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	8,578
Total income	8,099,694
Expenses: Management fee	478,886
Administration fee	95,777
Services to shareholders	2,863
Distribution service fee (Class B)	181
Custodian fee	17,814
Audit and tax fees	35,506
Legal fees	7,094
Reports to shareholders	19,574
Trustees' fees and expenses	4,316
Interest expense	2,987
Other	20,312
Total expenses	685,310
Net investment income (loss)	7,414,384
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,433,918
Swap contracts	141,883
Foreign currency	(595,090)
980,711
Change in net unrealized appreciation (depreciation) on: Investments	(608,534)
Swap contracts	(30,006)
Foreign currency	36,361
(602,179)
Net gain (loss)	378,532
Net increase (decrease) in net assets resulting from operations	$7,792,916

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations: Net investment income	$7,414,384	$14,943,059
Net realized gain (loss)	980,711	2,920,800
Change in net unrealized appreciation (depreciation)	(602,179)	6,951,753
Net increase (decrease) in net assets resulting from operations	7,792,916	24,815,612
Distributions to shareholders from: Net investment income: Class A	(16,387,608)	(15,325,538)
Class B	(11,864)	(11,524)
Total distributions	(16,399,472)	(15,337,062)
Fund share transactions: Class A Proceeds from shares sold	5,782,373	73,550,670
Reinvestment of distributions	16,387,608	15,325,538
Payments for shares redeemed	(39,447,282)	(100,347,223)
Net increase (decrease) in net assets from Class A share transactions	(17,277,301)	(11,471,015)
Class B Proceeds from shares sold	8,880	2,173
Reinvestment of distributions	11,864	11,524
Payments for shares redeemed	(13,027)	(27,277)
Net increase (decrease) in net assets from Class B share transactions	7,717	(13,580)
Increase (decrease) in net assets	(25,876,140)	(2,006,045)
Net assets at beginning of period	195,017,926	197,023,971
Net assets at end of period (including undistributed net investment income of $7,008,620 and $15,993,708, respectively)	$169,141,786	$195,017,926
Other Information
Class A Shares outstanding at beginning of period	28,235,548	30,057,940
Shares sold	829,063	11,151,687
Shares issued to shareholders in reinvestment of distributions	2,479,215	2,379,742
Shares redeemed	(5,835,007)	(15,353,821)
Net increase (decrease) in Class A shares	(2,526,729)	(1,822,392)
Shares outstanding at end of period	25,708,819	28,235,548
Class B Shares outstanding at beginning of period	20,802	22,888
Shares sold	1,265	319
Shares issued to shareholders in reinvestment of distributions	1,784	1,778
Shares redeemed	(1,830)	(4,183)
Net increase (decrease) in Class B shares	1,219	(2,086)
Shares outstanding at end of period	22,021	20,802

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/11 (Unaudited)		2010	2009	2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$6.90		$6.55	$5.30	$7.81		$8.38	$8.23
Income (loss) from investment operations: Net investment incomea	.27		.52	.51	.57		.63	.62
Net realized and unrealized gain (loss)	.01		.36	1.40	(2.29)		(.54)	.19
Total from investment operations	.28		.88	1.91	(1.72)		.09	.81
Less distributions from: Net investment income	(.61)		(.53)	(.66)	(.79)		(.66)	(.66)
Net asset value, end of period	$6.57		$6.90	$6.55	$5.30		$7.81	$8.38
Total Return (%)	4.00	**	14.00	39.99	(23.94	)b	.96	10.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	169		195	197	154		248	322
Ratio of expenses before expense reductions (%)	.72	*	.72	.67	.80		.69	.71
Ratio of expenses after expense reductions (%)	.72	*	.72	.67	.79		.69	.71
Ratio of net investment income (%)	7.74	*	7.90	8.81	8.42		7.84	7.73
Portfolio turnover rate (%)	38	**	93	66	38		61	93
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/11 (Unaudited)		2010	2009	2008		2007	2006
Selected Per Share Data
Net asset value, beginning of period	$6.93		$6.58	$5.31	$7.81		$8.38	$8.22
Income (loss) from investment operations: Net investment incomea	.26		.50	.49	.53		.60	.59
Net realized and unrealized gain (loss)	.01		.36	1.42	(2.27)		(.54)	.20
Total from investment operations	.27		.86	1.91	(1.74)		.06	.79
Less distributions from: Net investment income	(.59)		(.51)	(.64)	(.76)		(.63)	(.63)
Net asset value, end of period	$6.61		$6.93	$6.58	$5.31		$7.81	$8.38
Total Return (%)	3.88	**	13.64	39.64	(24.13	)b	.54	10.11
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1		.1	.2	.1		10	53
Ratio of expenses before expense reductions (%)	.98	*	.99	.94	1.25		1.08	1.10
Ratio of expenses after expense reductions (%)	.98	*	.99	.94	1.23		1.08	1.10
Ratio of net investment income (%)	7.47	*	7.63	8.54	7.98		7.45	7.34
Portfolio turnover rate (%)	38	**	93	66	38		61	93
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS High Income VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities and senior loans are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All senior loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $53,111,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2011 ($13,877,000), December 31, 2014 ($3,844,000), December 31, 2015 ($858,000), December 31, 2016 ($17,300,000) and December 31, 2017 ($17,232,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2010 through December 31, 2010, the Fund incurred $185,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2011.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions of net investment income of the Fund, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in forward currency contracts, investments in swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the six months ended June 30, 2011, the Fund bought or sold credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of June 30, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2011, the Fund's investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $280,000, and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from approximately $2,765,000 to $10,765,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2011, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2011, the Fund's investment in forward currency contracts short vs. US dollars had a total contract value generally indicative of a range from approximately $4,465,000 to $7,198,000. The Fund's investment in forward currency contracts long vs. US dollars had a total contract value generally indicative of a range from $0 to approximately $1,139,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$383,405	$383,405
Foreign Exchange Contracts (b)	5,986	—	5,986
	$5,986	$383,405	$389,391

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on swap contracts

(b) Unrealized appreciation on forward foreign currency exchange contracts
Liability Derivatives	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$(27,155)	$(27,155)
Foreign Exchange Contracts (b)	(29,656)	—	(29,656)
	$(29,656)	$(27,155)	$(56,811)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on swap contracts

(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$141,883	$141,883
Foreign Exchange Contracts (b)	(581,356)	—	(581,356)
	$(581,356)	$141,883	$(439,473)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$(30,006)	$(30,006)
Foreign Exchange Contracts (b)	34,761	—	34,761
	$34,761	$(30,006)	$4,755

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the six months ended June 30, 2011, purchases and sales of investment transactions (excluding short-term investments) aggregated $69,260,296 and $82,300,868, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
$0-$250 million	.500%
next $750 million	.470%
next $1.5 billion	.450%
next $2.5 billion	.430%
next $2.5 billion	.400%
next $2.5 billion	.380%
next $2.5 billion	.360%
over $12.5 billion	.340%

Accordingly, for the six months ended June 30, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.50% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2011, the Administration Fee was $95,777, of which $14,664 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2011
Class A	$135	$97
Class B	13	6
	$148	$103

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2011, the Distribution Service Fee aggregated $181, of which $30 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $7,110, of which $370 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Ownership of the Fund

At June 30, 2011, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 32%, 31% and 30%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 100%.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

At June 30, 2011, the Fund had a $650,000 outstanding loan. Interest expense incurred on the borrowings was $2,987 for the six months ended June 30, 2011. The average dollar amount of the borrowings was $1,898,718, the weighted average interest rate on these borrowings was 1.45% and the Fund had a loan outstanding for thirty-nine days throughout the period. The borrowings were valued at cost, which approximates fair value.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2HI-3 (R-023297-1 8/11)

JUNE 30, 2011

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Large Cap Value VIP
Contents
3 Performance Summary
4 Information About Your Fund's Expenses
5 Portfolio Summary
7 Investment Portfolio
10 Statement of Assets and Liabilities
11 Statement of Operations
12 Statement of Changes in Net Assets
13 Financial Highlights
15 Notes to Financial Statements
19 Proxy Voting
20 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2011

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2011 are 0.82% and 1.11% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Growth of an Assumed $10,000 Investment in DWS Large Cap Value VIP
[] DWS Large Cap Value VIP — Class A [] Russell 1000® Value Index
The Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Large Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,650	$12,720	$9,736	$11,822	$15,336
	Average annual total return	6.50%	27.20%	-0.89%	3.40%	4.37%
Russell 1000 Value Index	Growth of $10,000	$10,592	$12,894	$10,699	$10,590	$14,781
	Average annual total return	5.92%	28.94%	2.28%	1.15%	3.99%
DWS Large Cap Value VIP		6-Month‡	1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,636	$12,688	$9,648	$11,620	$15,608
	Average annual total return	6.36%	26.88%	-1.19%	3.05%	5.07%
Russell 1000 Value Index	Growth of $10,000	$10,592	$12,894	$10,699	$10,590	$16,234
	Average annual total return	5.92%	28.94%	2.28%	1.15%	5.53%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

* The Fund commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2011 to June 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2011
Actual Fund Return	Class A	Class B
Beginning Account Value 1/1/11	$1,000.00	$1,000.00
Ending Account Value 6/30/11	$1,065.00	$1,063.60
Expenses Paid per $1,000*	$4.10	$5.58
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 1/1/11	$1,000.00	$1,000.00
Ending Account Value 6/30/11	$1,020.83	$1,019.39
Expenses Paid per $1,000*	$4.01	$5.46

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Large Cap Value VIP	.80%	1.09%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/11	12/31/10

Common Stocks	94%	98%
Cash Equivalents	6%	2%
	100%	100%

Sector Diversification (As a % of Common Stocks)	6/30/11	12/31/10

Energy	15%	18%
Health Care	14%	12%
Financials	13%	13%
Consumer Staples	13%	12%
Utilities	11%	10%
Consumer Discretionary	8%	7%
Telecommunication Services	7%	9%
Materials	7%	5%
Industrials	6%	6%
Information Technology	6%	8%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio June 30, 2011 (Unaudited)
	Shares	Value ($)

Common Stocks 94.2%
Consumer Discretionary 7.8%
Auto Components 0.8%
TRW Automotive Holdings Corp.*	60,706	3,583,475
Distributors 1.0%
Genuine Parts Co.	87,404	4,754,778
Diversified Consumer Services 1.4%
H&R Block, Inc.	418,772	6,717,103
Hotels Restaurants & Leisure 1.6%
Carnival Corp. (Units)	201,697	7,589,858
Media 1.7%
News Corp. "A"	439,358	7,776,637
Specialty Retail 1.3%
AutoZone, Inc.*	12,934	3,813,590
Best Buy Co., Inc.	79,591	2,499,953
		6,313,543
Consumer Staples 12.0%
Beverages 1.8%
PepsiCo, Inc.	117,687	8,288,695
Food & Staples Retailing 3.9%
CVS Caremark Corp.	224,691	8,443,888
Kroger Co.	194,356	4,820,029
Wal-Mart Stores, Inc.	90,153	4,790,730
		18,054,647
Food Products 3.0%
General Mills, Inc.	111,180	4,138,120
Kellogg Co.	96,060	5,314,039
Mead Johnson Nutrition Co.	68,763	4,644,941
		14,097,100
Tobacco 3.3%
Altria Group, Inc.	335,875	8,870,459
Philip Morris International, Inc.	102,032	6,812,676
		15,683,135
Energy 14.3%
Energy Equipment & Services 2.5%
Noble Corp.	170,405	6,715,661
Transocean Ltd.	74,573	4,814,433
		11,530,094
Oil, Gas & Consumable Fuels 11.8%
Canadian Natural Resources Ltd.	152,938	6,401,985
Chevron Corp.	88,802	9,132,398
ConocoPhillips	83,415	6,271,974
Marathon Oil Corp.	213,883	11,267,356
Nexen, Inc.	223,844	5,036,490
Occidental Petroleum Corp.	85,791	8,925,695
Suncor Energy, Inc.	215,019	8,407,243
		55,443,141
Financials 12.2%
Diversified Financial Services 1.4%
JPMorgan Chase & Co.	160,129	6,555,681
Insurance 10.7%
Assurant, Inc.	165,254	5,993,763
Fidelity National Financial, Inc. "A"	329,427	5,185,181
HCC Insurance Holdings, Inc.	163,173	5,139,949
Lincoln National Corp.	298,871	8,514,835
	Shares	Value ($)

MetLife, Inc.	113,575	4,982,535
PartnerRe Ltd.	112,743	7,762,356
Prudential Financial, Inc.	128,129	8,147,723
Transatlantic Holdings, Inc.	91,161	4,467,801
		50,194,143
Thrifts & Mortgage Finance 0.1%
Washington Mutual, Inc.*	1,394,944	180,645
Health Care 13.4%
Biotechnology 1.8%
Gilead Sciences, Inc.*	201,149	8,329,580
Health Care Equipment & Supplies 3.4%
Baxter International, Inc.	160,977	9,608,717
Becton, Dickinson & Co.	72,578	6,254,046
		15,862,763
Health Care Providers & Services 4.7%
Aetna, Inc.	83,536	3,683,102
Humana, Inc.	60,114	4,841,582
McKesson Corp.	104,862	8,771,706
WellPoint, Inc.	60,471	4,763,301
		22,059,691
Pharmaceuticals 3.5%
Merck & Co., Inc.	235,416	8,307,831
Teva Pharmaceutical Industries Ltd. (ADR)	166,389	8,023,277
		16,331,108
Industrials 5.7%
Aerospace & Defense 4.1%
Northrop Grumman Corp.	94,141	6,528,678
Raytheon Co.	126,669	6,314,450
United Technologies Corp.	70,356	6,227,209
		19,070,337
Machinery 1.6%
Dover Corp.	109,936	7,453,661
Information Technology 5.6%
Communications Equipment 1.7%
Brocade Communications Systems, Inc.*	564,336	3,645,611
Cisco Systems, Inc.	286,487	4,472,062
		8,117,673
Computers & Peripherals 0.8%
Hewlett-Packard Co.	100,084	3,643,058
Semiconductors & Semiconductor Equipment 1.4%
Intel Corp.	300,491	6,658,880
Software 1.7%
Microsoft Corp.	307,643	7,998,718
Materials 6.1%
Chemicals 3.6%
Air Products & Chemicals, Inc.	98,147	9,380,891
Praxair, Inc.	67,262	7,290,528
		16,671,419
Containers & Packaging 1.7%
Sonoco Products Co.	225,373	8,009,756
Metals & Mining 0.8%
Freeport-McMoRan Copper & Gold, Inc.	72,320	3,825,728
	Shares	Value ($)

Telecommunication Services 6.3%
Diversified Telecommunication Services 4.8%
AT&T, Inc.	355,776	11,174,924
CenturyLink, Inc.	280,135	11,325,858
		22,500,782
Wireless Telecommunication Services 1.5%
Vodafone Group PLC (ADR)	252,849	6,756,126
Utilities 10.8%
Electric Utilities 9.0%
American Electric Power Co., Inc.	165,290	6,228,127
Duke Energy Corp.	289,099	5,443,734
Entergy Corp.	96,989	6,622,409
Exelon Corp.	191,280	8,194,435
FirstEnergy Corp.	224,956	9,931,808
Southern Co.	143,460	5,792,915
		42,213,428
	Shares	Value ($)

Multi-Utilities 1.8%
PG&E Corp.	194,622	8,179,962
Total Common Stocks (Cost $382,582,979)		440,445,345

Cash Equivalents 5.8%
Central Cash Management Fund, 0.11% (a) (Cost $26,971,272)	26,971,272	26,971,272

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $409,554,251)+	100.0	467,416,617
Other Assets and Liabilities, Net	0.0	170,628
Net Assets	100.0	467,587,245

* Non-income producing security.

+ The cost for federal income tax purposes was $411,650,680. At June 30, 2011, net unrealized appreciation for all securities based on tax cost was $55,765,937. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $73,040,564 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $17,274,627.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (b)	$440,445,345	$—	$—	$440,445,345
Short-Term Investments (b)	26,971,272	—	—	26,971,272
Total	$467,416,617	$—	$—	$467,416,617

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended June 30, 2011.

(b) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2011 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $382,582,979)	$440,445,345
Investment in Central Cash Management Fund (cost $26,971,272)	26,971,272
Total investments in securities, at value (cost $409,554,251)	467,416,617
Cash	24,014
Foreign currency, at value (cost $31,425)	36,375
Receivable for Fund shares sold	20,224
Dividends receivable	1,007,666
Interest receivable	4,562
Foreign taxes recoverable	2,107
Other assets	6,313
Total assets	468,517,878
Liabilities
Payable for Fund shares redeemed	536,948
Accrued management fee	251,766
Other accrued expenses and payables	141,919
Total liabilities	930,633
Net assets, at value	$467,587,245
Net Assets Consist of
Undistributed net investment income	3,041,277
Net unrealized appreciation (depreciation) on: Investments	57,862,366
Foreign currency	5,733
Accumulated net realized gain (loss)	(35,300,023)
Paid-in capital	441,977,892
Net assets, at value	$467,587,245
Class A Net Asset Value, offering and redemption price per share ($464,586,946 ÷ 37,707,504 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.32
Class B Net Asset Value, offering and redemption price per share ($3,000,299 ÷ 242,922 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.35

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2011 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $17,969)	$4,265,621
Income distributions — Central Cash Management Fund	9,709
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	7,583
Total income	4,282,913
Expenses: Management fee	955,384
Administration fee	147,458
Services to shareholders	5,428
Distribution service fee (Class B)	2,382
Record keeping fees (Class B)	353
Custodian fee	6,609
Professional fees	33,988
Reports to shareholders	19,995
Trustees' fees and expenses	5,543
Other	5,245
Total expenses	1,182,385
Net investment income	3,100,528
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	7,878,919
Foreign currency	4,009
7,882,928
Change in net unrealized appreciation (depreciation) on: Investments	(1,589,902)
Foreign currency	(519)
(1,590,421)
Net gain (loss)	6,292,507
Net increase (decrease) in net assets resulting from operations	$9,393,035

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations: Net investment income (loss)	$3,100,528	$4,298,825
Net realized gain (loss)	7,882,928	8,028,746
Change in net unrealized appreciation (depreciation)	(1,590,421)	7,889,692
Net increase (decrease) in net assets resulting from operations	9,393,035	20,217,263
Distributions to shareholders from: Net investment income: Class A	(4,120,416)	(4,108,146)
Class B	(23,046)	(14,019)
Total distributions	$(4,143,462)	$(4,122,165)
Fund share transactions: Class A Proceeds from shares sold	7,690,497	8,671,405
Net assets acquired in tax-free reorganization	273,358,779	—
Reinvestment of distributions	4,120,416	4,108,146
Payments for shares redeemed	(31,314,531)	(36,788,065)
Net increase (decrease) in net assets from Class A share transactions	253,855,161	(24,008,514)
Class B Proceeds from shares sold	327,344	506,629
Net assets acquired in tax-free reorganization	1,731,132	—
Reinvestment of distributions	23,046	14,019
Payments for shares redeemed	(357,751)	(88,091)
Net increase (decrease) in net assets from Class B share transactions	1,723,771	432,557
Increase (decrease) in net assets	260,828,505	(7,480,859)
Net assets at beginning of period	206,758,740	214,239,599
Net assets at end of period (including undistributed net investment income of $3,041,277 and $4,084,211, respectively)	$467,587,245	$206,758,740
Other Information
Class A Shares outstanding at beginning of period	17,416,427	19,667,770
Shares sold	627,562	778,508
Shares issued in tax-free reorganization	21,886,687	—
Shares issued to shareholders in reinvestment of distributions	332,560	366,145
Shares redeemed	(2,555,732)	(3,395,996)
Net increase (decrease) in Class A shares	20,291,077	(2,251,343)
Shares outstanding at end of period	37,707,504	17,416,427
Class B Shares outstanding at beginning of period	105,172	66,594
Shares sold	26,654	45,434
Shares issued in tax-free reorganization	138,157	—
Shares issued to shareholders in reinvestment of distributions	1,855	1,246
Shares redeemed	(28,916)	(8,102)
Net increase (decrease) in Class B shares	137,750	38,578
Shares outstanding at end of period	242,922	105,172

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/11 (Unaudited)		2010	2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$11.80		$10.86	$8.92	$19.21		$17.96		$15.81
Income (loss) from investment operations: Net investment income (loss)a	.13		.23	.21	.21		.26		.29	c
Net realized and unrealized gain (loss)	.64		.93	1.97	(5.68)		1.98		2.12
Total from investment operations	.77		1.16	2.18	(5.47)		2.24		2.41
Less distributions from: Net investment income	(.25)		(.22)	(.24)	(.34)		(.32)		(.26)
Net realized gains	—		—	—	(4.48)		(.67)		—
Total distributions	(.25)		(.22)	(.24)	(4.82)		(.99)		(.26)
Net asset value, end of period	$12.32		$11.80	$10.86	$8.92		$19.21		$17.96
Total Return (%)	6.50	**	10.77	25.37	(36.40	)b	13.15	b,d	15.41	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	465		206	214	118		229		275
Ratio of expenses before expense reductions (%)	.80	*	.82	.76	.87		.83		.83
Ratio of expenses after expense reductions (%)	.80	*	.82	.76	.86		.82		.83
Ratio of net investment income (loss) (%)	2.10	*	2.13	2.22	1.59		1.43		1.73	c
Portfolio turnover rate (%)	14	**	32	76	97		103		76
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
d Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.04% lower.
* Annualized ** Not annualized

			Years Ended December 31,
Class B	Six Months Ended 6/30/11 (Unaudited)		2010	2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$11.81		$10.86	$8.92	$19.20		$17.94		$15.79
Income (loss) from investment operations: Net investment income (loss)a	.11		.20	.19	.12		.19		.23	c
Net realized and unrealized gain (loss)	.64		.93	1.96	(5.64)		1.99		2.11
Total from investment operations	.75		1.13	2.15	(5.52)		2.18		2.34
Less distributions from: Net investment income	(.21)		(.18)	(.21)	(.28)		(.25)		(.19)
Net realized gains	—		—	—	(4.48)		(.67)		—
Total distributions	(.21)		(.18)	(.21)	(4.76)		(.92)		(.19)
Net asset value, end of period	$12.35		$11.81	$10.86	$8.92		$19.20		$17.94
Total Return (%)	6.36	**	10.53	24.86	(36.64	)b	12.77	b,d	14.96	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		1	1	.29		8		40
Ratio of expenses before expense reductions (%)	1.09	*	1.11	1.06	1.28		1.21		1.21
Ratio of expenses after expense reductions (%)	1.09	*	1.11	1.06	1.26		1.20		1.21
Ratio of net investment income (loss) (%)	1.81	*	1.84	1.92	1.20		1.06		1.35	c
Portfolio turnover rate (%)	14	**	32	76	97		103		76
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
d Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.04% lower.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Large Cap Value VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At December 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $41,087,000, including $19,469,000 inherited from its merger with an affiliated fund in fiscal year 2009, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($29,003,000) and December 31, 2017 ($12,084,000), the respective expiration dates, whichever occurs first, and which may be subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the six months ended June 30, 2011, purchases and sales of investment transactions (excluding short-term investments) aggregated $43,777,742 and $75,079,022, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Deutsche Asset Management International GmbH ("DeAMi"), an affiliate of the Advisor, serves as subadvisor. As a subadvisor to the Fund, DeAMi makes investment decisions and buys and sells securities for the Fund. DeAMi is paid by the Advisor for the services DeAMi provides to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
$0-$250 million	.650%
next $750 million	.625%
next $1.5 billion	.600%
next $2.5 billion	.575%
next $2.5 billion	.550%
next $2.5 billion	.525%
next $2.5 billion	.500%
over $12.5 billion	.475%

For the six months ended June 30, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.65% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2011, the Administration Fee was $147,458, of which $39,452 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at June 30, 2011
Class A	$190	$190
Class B	48	48
	$238	$238

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2011, the Distribution Service Fee aggregated $2,382, of which $665 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $5,936, of which $540 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Ownership of the Fund

At June 30, 2011, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 54% and 29%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 52% and 16%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2011.

F. Acquisition of Assets

On April 29, 2011, the Fund acquired all of the net assets of DWS Strategic Value VIP pursuant to a plan of reorganization approved by shareholders on January 12, 2011. The acquisition was accomplished by a tax-free exchange of 31,515,416 Class A shares and 198,385 Class B shares of DWS Strategic Value VIP for 21,886,687 Class A shares and 138,157 Class B shares of the Fund, respectively, outstanding on April 29, 2011. DWS Strategic Value VIP's net assets at that date, $275,089,911, including $20,489,725 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $212,494,328. The combined net assets of the Fund immediately following the acquisition were $487,584,239.

The financial statements reflect the operations of the Fund for the period prior to the acquisition and the combined portfolio for the period subsequent to the portfolio merger. Assuming the acquisition had been completed on January 1, 2011, the Fund's pro forma results of operations for the six months ended June 30, 2011, are as follows:
Total Aggregated
Net investment income*	$3,898,552
Net gain (loss) on investments	$27,675,421
Net increase (decrease) in net assets resulting from operations	$31,573,973

* Net investment income includes $36,372 of pro forma eliminated expenses.

Because the combined investment portfolio has been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of DWS Strategic Value VIP that have been included in the Fund's Statement of Operations since April 29, 2011.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2LCV-3 (R-023298-1 8/11)

JUNE 30, 2011

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Money Market VIP
Contents
3 Information About Your Fund's Expenses
4 Portfolio Summary
5 Investment Portfolio
8 Statement of Assets and Liabilities
9 Statement of Operations
10 Statement of Changes in Net Assets
12 Financial Highlights
13 Notes to Financial Statements
15 Proxy Voting
16 Summary of Management Fee Evaluation by Independent Fee Consultant
18 Summary of Administrative Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the Fund's $1.00 share price. The credit quality of the Fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund's share price. The Fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund. See the prospectus for specific details regarding the Fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2011 to June 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2011
Actual Fund Return	Class A
Beginning Account Value 1/1/11	$1,000.00
Ending Account Value 6/30/11	$1,000.05
Expenses Paid per $1,000*	$1.39
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/11	$1,000.00
Ending Account Value 6/30/11	$1,023.41
Expenses Paid per $1,000*	$1.40

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Money Market VIP	.28%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio)	6/30/11	12/31/10

Repurchase Agreements	27%	20%
Commercial Paper	27%	31%
Short-Term Notes	22%	21%
Government & Agency Obligations	13%	14%
Certificates of Deposit and Bank Notes	11%	14%
	100%	100%

Weighted Average Maturity*

DWS Variable Series II — DWS Money Market VIP	42 days	51 days
First Tier Retail Money Fund Average	39 days	39 days

* The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Weighted average maturity, also known as effective maturity, is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 5.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio June 30, 2011 (Unaudited)
	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 11.4%
Banco Del Estado De Chile, 0.32%, 8/17/2011	1,250,000	1,250,000
Bank Nederlandse Gemeenten NV, 6.0%, 3/26/2012	500,000	520,588
Bank of Montreal, 0.14%, 7/6/2011	1,800,000	1,800,001
BNP Paribas, 0.35%, 8/8/2011	1,500,000	1,500,000
Credit Agricole SA, 0.3%, 8/4/2011	1,000,000	1,000,000
Dexia Credit Local, 144A, 2.375%, 9/23/2011	665,000	667,689
International Finance Corp., 3.0%, 11/15/2011	500,000	504,852
Intesa Sanpaolo SpA, 0.25%, 7/5/2011	1,000,000	1,000,000
Mitsubishi UFJ Trust & Banking Corp., 0.32%, 8/19/2011	1,200,000	1,200,000
Mizuho Corporate Bank Ltd., 0.19%, 7/8/2011	2,000,000	2,000,000
Nederlandse Waterschapsbank NV, 1.375%, 2/17/2012	800,000	804,997
Nordea Bank Finland PLC, 0.28%, 7/5/2011	1,250,000	1,250,001
Skandinaviska Enskilda Banken AB:
0.2%, 8/17/2011	1,000,000	1,000,000
0.21%, 7/8/2011	1,000,000	1,000,000
0.24%, 7/1/2011	2,300,000	2,300,000
Societe Generale:
0.2%, 7/5/2011	1,000,000	1,000,000
0.24%, 9/1/2011	2,000,000	2,000,000
Sumitomo Mitsui Banking Corp.:
0.19%, 7/6/2011	1,000,000	1,000,000
0.19%, 7/8/2011	1,800,000	1,800,000
Svenska Handelsbanken AB, 0.24%, 7/6/2011	1,500,000	1,500,000
Total Certificates of Deposit and Bank Notes (Cost $25,098,128)		25,098,128

Commercial Paper 26.8%
Issued at Discount**
Abbey National North America LLC, 0.35%, 8/29/2011	348,000	347,800
Argento Variable Funding, 144A, 0.26%, 8/1/2011	1,000,000	999,776
Bank of Montreal, 0.2%, 7/5/2011	5,000,000	4,999,889
Barclays Bank PLC, 0.22%, 9/1/2011	1,000,000	999,621
BPCE SA, 0.27%, 7/26/2011	1,000,000	999,813
Caisse d'Amortissement de la Dette Sociale, 0.22%, 8/5/2011	2,000,000	1,999,572
DnB NOR Bank ASA, 0.21%, 10/3/2011	1,000,000	999,452
Erste Abwicklungsanstalt:
0.24%, 9/29/2011	2,500,000	2,498,500
0.37%, 1/9/2012	1,000,000	998,027
0.39%, 2/16/2012	1,200,000	1,197,010
0.4%, 3/9/2012	600,000	598,320
0.4%, 3/29/2012	800,000	797,582
Google, Inc., 0.4%, 9/16/2011	800,000	799,316
Grampian Funding LLC:
144A, 0.22%, 9/8/2011	1,000,000	999,578
144A, 0.25%, 8/9/2011	1,000,000	999,729
144A, 0.26%, 7/19/2011	1,000,000	999,870
	Principal Amount ($)	Value ($)

144A, 0.28%, 7/7/2011	500,000	499,977
144A, 0.28%, 7/8/2011	1,000,000	999,946
Johnson & Johnson, 144A, 0.19%, 8/22/2011	1,500,000	1,499,588
Kells Funding LLC:
144A, 0.35%, 2/17/2012	800,000	798,203
144A, 0.37%, 3/19/2012	700,000	698,115
144A, 0.38%, 4/17/2012	700,000	697,850
144A, 0.39%, 7/5/2011	850,000	849,963
144A, 0.39%, 9/6/2011	1,750,000	1,748,730
144A, 0.4%, 7/1/2011	650,000	650,000
NRW.Bank:
0.22%, 7/14/2011	1,000,000	999,921
0.24%, 11/1/2011	1,500,000	1,498,770
SBAB Bank AB:
144A, 0.29%, 9/8/2011	1,000,000	999,444
144A, 0.39%, 7/5/2011	1,500,000	1,499,935
Scaldis Capital LLC, 0.21%, 8/1/2011	1,500,000	1,499,729
Straight-A Funding LLC:
144A, 0.15%, 7/25/2011	2,000,000	1,999,800
144A, 0.17%, 8/9/2011	1,158,000	1,157,787
Swedbank AB:
0.215%, 8/24/2011	1,500,000	1,499,516
0.27%, 7/11/2011	600,000	599,955
0.27%, 7/26/2011	800,000	799,850
0.34%, 7/5/2011	1,000,000	999,962
Tasman Funding, Inc., 144A, 0.23%, 9/6/2011	1,000,000	999,572
Total Capital Canada Ltd., 144A, 0.31%, 9/15/2011	800,000	799,476
Victory Receivables Corp.:
144A, 0.18%, 7/5/2011	2,500,000	2,499,950
144A, 0.19%, 7/7/2011	1,500,000	1,499,953
144A, 0.2%, 7/26/2011	2,200,000	2,199,694
Wal-Mart Stores Inc., 0.08%, 7/29/2011	7,500,000	7,499,533
Total Commercial Paper (Cost $58,729,074)		58,729,074

Short-Term Notes* 21.7%
Abbey National Treasury Services PLC, 0.38%, 9/2/2011	1,500,000	1,500,000
Australia & New Zealand Banking Group Ltd., 144A, 0.31%, 1/20/2012	1,200,000	1,200,000
Bank of Nova Scotia:
0.2%, 8/25/2011	1,400,000	1,400,000
0.25%, 9/12/2011	800,000	800,000
0.3%, 7/10/2012	1,000,000	1,000,000
0.33%, 12/8/2011	800,000	800,000
Barclays Bank PLC, 0.505%, 7/19/2011	2,000,000	2,000,000
Caisse d'Amortissement de la Dette Sociale, 144A, 0.273%, 5/25/2012	2,000,000	1,999,801
Canadian Imperial Bank of Commerce, 0.265%, 4/26/2012	1,200,000	1,200,000
Commonwealth Bank of Australia:
144A, 0.279%, 5/11/2012	2,000,000	2,000,000
144A, 0.288%, 2/3/2012	1,000,000	1,000,000
JPMorgan Chase Bank NA, 0.275%, 7/9/2012	2,000,000	2,000,000
	Principal Amount ($)	Value ($)

Kells Funding LLC:
144A, 0.287%, 8/15/2011	1,200,000	1,200,000
144A, 0.291%, 2/27/2012	1,000,000	1,000,000
144A, 0.315%, 2/24/2012	1,750,000	1,750,000
144A, 0.331%, 12/1/2011	1,000,000	1,000,000
Landesbank Baden-Wuerttemberg, 144A, 0.465%, 6/22/2012	7,250,000	7,250,000
Lloyds TSB Bank PLC, 0.265%, 5/11/2012	2,000,000	2,000,000
Nordea Bank Finland PLC:
0.574%, 10/20/2011	2,000,000	2,001,782
0.58%, 10/14/2011	2,000,000	2,001,680
Rabobank Nederland NV:
0.269%, 1/10/2012	750,000	750,000
144A, 0.396%, 9/28/2011	1,000,000	1,000,365
Royal Bank of Canada, 0.29%, 8/12/2011	1,200,000	1,200,000
Societe Generale, 0.19%, 8/1/2011	2,000,000	2,000,000
Svenska Handelsbanken AB, 144A, 0.291%, 6/29/2012	750,000	750,000
Toronto-Dominion Bank, 0.209%, 5/11/2012	1,000,000	1,000,000
Westpac Banking Corp.:
0.25%, 10/12/2011	1,000,000	1,000,000
0.278%, 7/11/2012	750,000	750,000
0.279%, 5/9/2012	1,500,000	1,500,000
144A, 0.323%, 10/28/2011	1,000,000	1,000,075
0.34%, 1/10/2012	1,500,000	1,500,000
Total Short-Term Notes (Cost $47,553,703)		47,553,703

Government & Agency Obligations 12.9%
Foreign Government Obligations 0.5%
Kingdom of Denmark, 2.75%, 11/15/2011	1,000,000	1,008,642
Other Government Related 1.0%
European Investment Bank, 2.625%, 11/15/2011 (a)	2,100,000	2,117,706
US Government Sponsored Agencies 6.5%
Federal Farm Credit Bank:
0.17%*, 11/2/2011	750,000	749,987
0.318%**, 12/16/2011	800,000	798,805
	Principal Amount ($)	Value ($)

Federal Home Loan Bank:
0.089%**, 9/21/2011	1,000,000	999,795
0.13%, 1/23/2012	2,000,000	1,999,628
0.24%, 10/28/2011	1,800,000	1,799,625
0.25%, 10/28/2011	750,000	749,980
0.267%**, 9/12/2011	2,500,000	2,498,631
Federal National Mortgage Association:
0.086%*, 7/27/2011	1,200,000	1,199,944
0.149%**, 1/17/2012	2,500,000	2,497,917
0.159%**, 11/21/2011	1,000,000	999,365
		14,293,677
US Treasury Obligations 4.9%
US Treasury Bill, 0.217%**, 10/20/2011	1,000,000	999,329
US Treasury Notes:
0.875%, 1/31/2012	1,250,000	1,254,884
1.0%, 9/30/2011	2,000,000	2,003,611
1.0%, 10/31/2011	1,000,000	1,002,514
1.125%, 12/15/2011	1,200,000	1,204,494
4.625%, 8/31/2011	2,800,000	2,820,427
4.625%, 10/31/2011	1,500,000	1,521,729
		10,806,988
Total Government & Agency Obligations (Cost $28,227,013)		28,227,013

Repurchase Agreements 27.8%
JPMorgan Securities, Inc., 0.0001%, dated 6/30/2011, to be repurchased at $39,000,000 on 7/1/2011 (b)	39,000,000	39,000,000
Merrill Lynch & Co., Inc., 0.05%, dated 6/30/2011, to be repurchased at $21,823,789 on 7/1/2011 (c)	21,823,759	21,823,759
Total Repurchase Agreements (Cost $60,823,759)		60,823,759

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $220,431,677)+	100.6	220,431,677
Other Assets and Liabilities, Net	(0.6)	(1,375,565)
Net Assets	100.0	219,056,112

* These securities are shown at their current rate as of June 30, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $220,431,677.

(a) Government-backed debt issued by financial companies or government sponsored enterprises.

(b) Collateralized by $39,825,000 US Treasury Note, 1.375% maturing on 11/30/2015 with a value of $39,825,864.

(c) Collateralized by:
Principal Amount ($)	Security	Rate %	Maturity Date	Collateral Value ($)
18,400,000	Federal National Morgage Association	Zero Coupon	5/1/2012	18,371,848
3,890,000	Federal Home Loan Bank	0.136	11/26/2012	3,888,250
Total Collateral Value				22,260,098

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Investments in Securities (d)	$—	$159,607,918	$—	$159,607,918
Repurchase Agreements	—	60,823,759	—	60,823,759
Total	$—	$220,431,677	$—	$220,431,677

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended June 30, 2011.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2011 (Unaudited)
Assets
Investments: Investment in non-affiliated securities, valued at amortized cost	$159,607,918
Repurchase agreements, valued at amortized cost	60,823,759
Total investments, valued at amortized cost	220,431,677
Cash	8
Receivable for Fund shares sold	382,406
Interest receivable	133,833
Due from Advisor	12,700
Other assets	1,216
Total assets	220,961,840
Liabilities
Payable for investments purchased	1,498,770
Payable for Fund shares redeemed	347,601
Distributions payable	878
Other accrued expenses and payables	58,479
Total liabilities	1,905,728
Net assets, at value	$219,056,112
Net Assets Consist of
Distributions in excess of net investment income	(1,007)
Accumulated net realized gain (loss)	1,198
Paid-in capital	219,055,921
Net assets, at value	$219,056,112
Class A Net Asset Value, offering and redemption price per share ($219,056,112 ÷ 219,139,637 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2011 (Unaudited)
Investment Income
Income: Interest	$297,371
Expenses: Management fee	293,960
Administration fee	103,147
Services to shareholders	824
Custodian fee	11,922
Professional fees	28,329
Reports to shareholders	72,148
Trustees' fee and expenses	4,889
Other	6,488
Total expenses	521,707
Expense reductions	(234,654)
Total expenses after expense reductions	287,053
Net investment income	10,318
Net realized gain (loss)	1,198
Net increase (decrease) in net assets resulting from operations	$11,516

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations: Net investment income	$10,318	$24,815
Net realized gain (loss)	1,198	1,201
Net increase (decrease) in net assets resulting from operations	11,516	26,016
Distributions to shareholders from: Net investment income Class A	(10,318)	(24,815)
Total distributions	$(10,318)	$(24,815)
Fund share transactions: Class A Proceeds from shares sold	54,737,578	111,590,276
Reinvestment of distributions	10,447	26,864
Payments for shares redeemed	(55,609,656)	(161,340,354)
Net increase (decrease) in net assets from Class A share transactions	(861,631)	(49,723,214)
Increase (decrease) in net assets	(860,433)	(49,722,013)
Net assets at beginning of period	219,916,545	269,638,558
Net assets at end of period (including distributions in excess of net investment income of $1,007 and $1,007, respectively)	$219,056,112	$219,916,545
Other Information
Class A Shares outstanding at beginning of period	220,001,268	269,724,482
Shares sold	54,737,578	111,590,276
Shares issued to shareholders in reinvestment of distributions	10,447	26,864
Shares redeemed	(55,609,656)	(161,340,354)
Net increase (decrease) in Class A shares	(861,631)	(49,723,214)
Shares outstanding at end of period	219,139,637	220,001,268

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/11 (Unaudited)		2010		2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$1.000		$1.000		$1.000	$1.000		$1.000		$1.000
Income from investment operations: Net investment income	.000	***	.000	***	.003	.026		.049		.046
Total from investment operations	.000	***	.000	***	.003	.026		.049		.046
Less distributions from: Net investment income	.000	***	.000	***	(.003)	(.026)		(.049)		(.046)
Net asset value, end of period	$1.000		$1.000		$1.000	$1.000		$1.000		$1.000
Total Return (%)	.00	a**	.01	a	.34	2.64	a	5.00	a	4.65	a
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	219		220		270	398		355		294
Ratio of expenses before expense reductions (%)	.51	*	.46		.43	.52		.46		.52
Ratio of expenses after expense reductions (%)	.28	*	.34		.43	.50		.45		.51
Ratio of net investment income (%)	.01	*	.01		.37	2.56		4.88		4.58
a Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized *** Amount is less than $.0005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Money Market VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian or another designated sub-custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claim on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
$0-$500 million	.285%
next $500 million	.270%
next $1.0 billion	.255%
over $2.0 billion	.240%

For the period from January 1, 2011 through September 30, 2011, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.51%.

Accordingly, for the six months ended June 30, 2011, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $234,313, and the amount charged aggregated $59,647, which was equivalent to an annualized effective rate of 0.06% of the Fund's average daily net assets.

In addition, the Advisor has agreed to voluntarily waive additional expenses for the Fund. The waiver may be changed or terminated at any time without notice. Under this arrangement, the Advisor waived certain expenses of the Fund.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2011, the Administration Fee was $103,147, of which $16,965 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2011, the amounts charged to the Fund by DISC aggregated $341, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $5,036, of which $496 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

C. Ownership of the Fund

At June 30, 2011, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 31%, 22% and 14%.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement: The Fund had no outstanding loans at June 30, 2011.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

October 4, 2010

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of a proposed pass-through to the funds of certain reporting costs associated with new regulations for money funds. My evaluation considered the following:

• My recently completed annual evaluation (please see my summary report of October 3, 2010), concluding that the prospective fees and expenses of all the DWS-sponsored money funds are reasonable.

• The fact that in my opinion the services DWS would provide under the combination of the Advisory and proposed Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• Management's analysis showing that the maximum total expense ratio impact of this change on any fund share class would be 1.3 basis points, which in my opinion is not material to my conclusions about the reasonableness of expenses.

Based on the foregoing considerations, in my opinion the proposed fees and expenses for the affected DWS-sponsored money funds are reasonable.

Thomas H. Mack

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2MM-3 (R-023299-1 8/11)

JUNE 30, 2011

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Small Mid Cap Growth VIP

(formerly DWS Small Cap Growth VIP)

Contents
3 Performance Summary
4 Information About Your Fund's Expenses
5 Portfolio Summary
6 Investment Portfolio
9 Statement of Assets and Liabilities
10 Statement of Operations
11 Statement of Changes in Net Assets
13 Financial Highlights
14 Notes to Financial Statements
17 Proxy Voting
18 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Stocks of smaller and medium-sized companies involve greater risk than securities of larger, more-established companies. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2011

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2011 is 0.78% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.
Growth of an Assumed $10,000 Investment in DWS Small Mid Cap Growth VIP
[] DWS Small Mid Cap Growth VIP — Class A [] Russell 2500™ Growth Index [] Russell 2000® Growth Index
The Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Effective May 1, 2011, the Russell 2500 Growth Index replaces the Russell 2000 Growth Index as the fund's benchmark index because the Advisor believes that it better reflects the fund's investment strategy.
The Russell 2000® Growth Index is an unmanaged, capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, NYSE Alternext US (formerly known as "Amex") and Nasdaq.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Small Mid Cap Growth VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,046	$14,725	$12,104	$10,975	$10,132
	Average annual total return	10.46%	47.25%	6.57%	1.88%	0.13%
Russell 2500 Growth Index	Growth of $10,000	$11,025	$14,471	$12,778	$13,810	$17,117
	Average annual total return	10.25%	44.71%	8.51%	6.67%	5.52%
Russell 2000 Growth Index	Growth of $10,000	$10,859	$14,350	$12,721	$13,252	$15,730
	Average annual total return	8.59%	43.50%	8.35%	5.79%	4.63%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2011 to June 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2011
Actual Fund Return	Class A
Beginning Account Value 1/1/11	$1,000.00
Ending Account Value 6/30/11	$1,104.60
Expenses Paid per $1,000*	$4.12
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/11	$1,000.00
Ending Account Value 6/30/11	$1,020.88
Expenses Paid per $1,000*	$3.96

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Small Mid Cap Growth VIP	.79%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/11	12/31/10

Common Stocks	98%	97%
Cash Equivalents	2%	3%
	100%	100%

Sector Diversification (As a % of Common Stocks)	6/30/11	12/31/10

Information Technology	24%	25%
Consumer Discretionary	17%	16%
Health Care	15%	20%
Industrials	15%	16%
Energy	9%	9%
Financials	8%	6%
Consumer Staples	6%	3%
Materials	5%	5%
Telecommunication Services	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio June 30, 2011 (Unaudited)
	Shares	Value ($)

Common Stocks 98.4%
Consumer Discretionary 16.3%
Auto Components 2.0%
BorgWarner, Inc.*	25,321	2,045,684
TRW Automotive Holdings Corp.*	27,381	1,616,300
		3,661,984
Hotels Restaurants & Leisure 1.5%
Panera Bread Co. "A"*	21,889	2,750,572
Household Durables 1.0%
Jarden Corp.	52,942	1,827,028
Internet & Catalog Retail 1.1%
Shutterfly, Inc.*	36,621	2,102,778
Media 1.8%
Cinemark Holdings, Inc.	94,221	1,951,317
Interpublic Group of Companies, Inc.	117,895	1,473,687
		3,425,004
Specialty Retail 6.3%
Advance Auto Parts, Inc.	21,496	1,257,301
Children's Place Retail Stores, Inc.*	39,540	1,759,135
DSW, Inc. "A"*	43,305	2,191,666
Guess?, Inc.	47,672	2,005,084
PetSmart, Inc.	44,662	2,026,315
Ulta Salon, Cosmetics & Fragrance, Inc.*	36,806	2,376,931
		11,616,432
Textiles, Apparel & Luxury Goods 2.6%
Deckers Outdoor Corp.*	31,900	2,811,666
Hanesbrands, Inc.*	68,923	1,967,752
		4,779,418
Consumer Staples 5.8%
Food Products 3.0%
Diamond Foods, Inc.	46,970	3,585,690
Green Mountain Coffee Roasters, Inc.*	20,866	1,862,499
		5,448,189
Household Products 1.3%
Church & Dwight Co., Inc.	59,120	2,396,725
Personal Products 1.5%
Herbalife Ltd.	49,349	2,844,476
Energy 8.4%
Energy Equipment & Services 4.0%
Complete Production Services, Inc.*	65,039	2,169,701
Core Laboratories NV	19,419	2,165,995
Dresser-Rand Group, Inc.*	35,943	1,931,936
Dril-Quip, Inc.*	15,983	1,084,127
		7,351,759
Oil, Gas & Consumable Fuels 4.4%
Approach Resources, Inc.*	97,661	2,213,975
Clean Energy Fuels Corp.*	45,722	601,244
Cloud Peak Energy, Inc.*	65,425	1,393,553
Northern Oil & Gas, Inc.*	57,576	1,275,308
Rosetta Resources, Inc.*	35,422	1,825,650
Whiting Petroleum Corp.*	15,516	883,016
		8,192,746
Financials 8.3%
Capital Markets 2.9%
Affiliated Managers Group, Inc.*	26,690	2,707,700
Lazard Ltd. "A"	44,535	1,652,249
	Shares	Value ($)

Stifel Financial Corp.*	25,124	900,947
		5,260,896
Commercial Banks 0.9%
Zions Bancorp.	69,716	1,673,881
Consumer Finance 1.0%
Dollar Financial Corp.*	83,523	1,808,273
Diversified Financial Services 1.6%
Portfolio Recovery Associates, Inc.*	34,236	2,902,870
Insurance 1.0%
W.R. Berkley Corp.	59,059	1,915,874
Real Estate Management & Development 0.9%
CB Richard Ellis Group, Inc. "A"*	68,596	1,722,446
Health Care 14.8%
Biotechnology 0.8%
Onyx Pharmaceuticals, Inc.*	41,813	1,475,999
Health Care Equipment & Supplies 3.8%
Accuray, Inc.*	141,982	1,137,276
Kinetic Concepts, Inc.*	51,400	2,962,182
Merit Medical Systems, Inc.*	78,093	1,403,331
Sirona Dental Systems, Inc.*	30,013	1,593,690
		7,096,479
Health Care Providers & Services 3.4%
Centene Corp.*	87,787	3,119,072
ExamWorks Group, Inc.*	125,496	3,186,344
		6,305,416
Health Care Technology 1.1%
SXC Health Solutions Corp.*	34,806	2,050,770
Life Sciences Tools & Services 1.0%
Life Technologies Corp.*	35,376	1,842,028
Pharmaceuticals 4.7%
Hospira, Inc.*	37,110	2,102,653
Pacira Pharmaceuticals. Inc.*	76,306	915,672
Par Pharmaceutical Companies, Inc.*	51,389	1,694,809
Questcor Pharmaceuticals, Inc.*	161,403	3,889,812
		8,602,946
Industrials 14.5%
Commercial Services & Supplies 1.0%
United Stationers, Inc.	52,216	1,850,013
Construction & Engineering 2.0%
Chicago Bridge & Iron Co. NV	46,140	1,794,846
MYR Group, Inc.*	78,695	1,841,463
		3,636,309
Electrical Equipment 2.3%
General Cable Corp.*	52,198	2,222,591
Thomas & Betts Corp.*	37,093	1,997,458
		4,220,049
Machinery 6.3%
Altra Holdings, Inc.*	83,109	1,993,785
Flowserve Corp.	12,703	1,395,933
Gardner Denver, Inc.	18,212	1,530,718
Joy Global, Inc.	17,452	1,662,128
Sauer-Danfoss, Inc.*	35,948	1,811,420
Terex Corp.*	41,995	1,194,758
Timken Co.	39,302	1,980,821
		11,569,563
Professional Services 0.9%
Robert Half International, Inc.	62,533	1,690,267
	Shares	Value ($)

Road & Rail 1.2%
Kansas City Southern*	39,042	2,316,362
Trading Companies & Distributors 0.8%
United Rentals, Inc.*	59,021	1,499,133
Information Technology 23.8%
Communications Equipment 7.0%
Acme Packet, Inc.*	22,232	1,559,130
Aruba Networks, Inc.*	28,666	847,080
Ciena Corp.*	39,306	722,444
F5 Networks, Inc.*	19,910	2,195,078
Harris Corp.	37,215	1,676,908
Polycom, Inc.*	41,125	2,644,338
Riverbed Technology, Inc.*	62,483	2,473,702
Sycamore Networks, Inc.	39,696	882,839
		13,001,519
Computers & Peripherals 1.0%
Western Digital Corp.*	48,570	1,766,977
Electronic Equipment, Instruments & Components 2.1%
Cognex Corp.	65,952	2,336,679
Coherent, Inc.*	28,729	1,587,852
		3,924,531
IT Services 3.6%
Cardtronics, Inc.*	96,542	2,263,910
Syntel, Inc.	33,421	1,975,850
VeriFone Systems, Inc.*	54,287	2,407,628
		6,647,388
Semiconductors & Semiconductor Equipment 2.4%
Cavium, Inc.*	26,197	1,141,927
Cypress Semiconductor Corp.*	88,347	1,867,655
Netlogic Microsystems, Inc.*	34,597	1,398,411
		4,407,993
Software 7.7%
Compuware Corp.*	112,517	1,098,166
Concur Technologies, Inc.*	25,287	1,266,120
MICROS Systems, Inc.*	40,634	2,019,916
NetQin Mobile, Inc. (ADR)* (a)	42,133	231,731
OPNET Technologies, Inc.	28,827	1,180,177
Red Hat, Inc.*	33,312	1,529,021
	Shares	Value ($)

Rovi Corp.*	36,974	2,120,829
Taleo Corp. "A"*	52,290	1,936,299
Ultimate Software Group, Inc.*	35,354	1,924,318
VanceInfo Technologies, Inc. (ADR)*	41,579	960,891
		14,267,468
Materials 5.4%
Chemicals 2.3%
CF Industries Holdings, Inc.	10,420	1,476,201
Solutia, Inc.*	60,429	1,380,803
STR Holdings, Inc.*	97,236	1,450,761
		4,307,765
Containers & Packaging 1.2%
Crown Holdings, Inc.*	57,325	2,225,357
Metals & Mining 1.9%
Cliffs Natural Resources, Inc.	11,236	1,038,768
Molycorp, Inc.*	18,324	1,118,864
Thompson Creek Metals Co., Inc.*	128,882	1,286,242
		3,443,874
Telecommunication Services 1.1%
Wireless Telecommunication Services
MetroPCS Communications, Inc.*	112,065	1,928,638
Total Common Stocks (Cost $151,132,728)		181,758,195

Securities Lending Collateral 0.1%
Daily Assets Fund Institutional, 0.13% (b) (c) (Cost $201,929)	201,929	201,929

Cash Equivalents 1.9%
Central Cash Management Fund, 0.11% (b) (Cost $3,581,871)	3,581,871	3,581,871

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $154,916,528)+	100.4	185,541,995
Other Assets and Liabilities, Net	(0.4)	(810,044)
Net Assets	100.0	184,731,951

* Non-income producing security.

+ The cost for federal income tax purposes was $155,320,917. At June 30, 2011, net unrealized appreciation for all securities based on tax cost was $30,221,078. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $34,001,526 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,780,448.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2011 amounted to $193,149, which is 0.1% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$181,758,195	$—	$—	$181,758,195
Short-Term Investments (d)	3,783,800	—	—	3,783,800
Total	$185,541,995	$—	$—	$185,541,995

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended June 30, 2011.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2011 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $151,132,728) — including $193,149 of securities loaned	$181,758,195
Investment in Daily Assets Fund Institutional (cost $201,929)*	201,929
Investment in Central Cash Management Fund (cost $3,581,871)	3,581,871
Total investments in securities, at value (cost $154,916,528)	185,541,995
Cash	1,961
Foreign currency, at value (cost $10,174)	10,223
Receivable for investments sold	93,601
Receivable for Fund shares sold	849
Dividends receivable	18,873
Interest receivable	7,683
Foreign taxes recoverable	319
Other assets	1,704
Total assets	185,677,208
Liabilities
Payable upon return of securities loaned	201,929
Payable for Fund shares redeemed	485,172
Accrued management fee	83,922
Other accrued expenses and payables	174,234
Total liabilities	945,257
Net assets, at value	$184,731,951
Net Assets Consist of
Net investment loss	(310,859)
Net unrealized appreciation (depreciation) on: Investments	30,625,467
Foreign currency	49
Accumulated net realized gain (loss)	(25,323,085)
Paid-in capital	179,740,379
Net assets, at value	$184,731,951
Class A Net Asset Value, offering and redemption price per share ($184,731,951 ÷ 12,135,791 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$15.22

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2011 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $731)	$186,497
Income distributions — Central Cash Management Fund	2,081
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	19,031
Total income	207,609
Expenses: Management fee	341,202
Administration fee	62,281
Services to shareholders	1,640
Custodian fee	6,124
Audit and tax fees	28,779
Legal fees	4,403
Reports to shareholders	37,915
Trustees' fees and expenses	3,431
Other	3,750
Total expenses	489,525
Net investment income (loss)	(281,916)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	17,405,299
Foreign currency	(173)
Payments by affiliates (see Note F)	75,429
17,480,555
Change in net unrealized appreciation (depreciation) on: Investments	(10,495,321)
Foreign currency	49
(10,495,272)
Net gain (loss)	6,985,283
Net increase (decrease) in net assets resulting from operations	$6,703,367

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations: Net investment income (loss)	$(281,916)	$(87,977)
Net realized gain (loss)	17,480,555	11,959,891
Change in net unrealized appreciation (depreciation)	(10,495,272)	8,823,086
Net increase (decrease) in net assets resulting from operations	6,703,367	20,695,000
Distributions to shareholders from: Net investment income: Class A	(545,355)	—
Total distributions	(545,355)	—
Fund share transactions: Class A Proceeds from shares sold	11,935,184	6,051,148
Net assets acquired in tax free reorganization	93,892,921	—
Reinvestment of distributions	545,355	—
Cost of shares redeemed	(16,228,784)	(17,902,129)
Net increase (decrease) in net assets from Class A share transactions	90,144,676	(11,850,981)
Increase (decrease) in net assets	96,302,688	8,844,019
Net assets at beginning of period	88,429,263	79,585,244
Net assets at end of period (including net investment loss and undistributed net investment income of $310,859 and $516,412, respectively)	$184,731,951	$88,429,263
Other Information
Class A Shares outstanding at beginning of period	6,384,947	7,439,067
Shares sold	814,620	517,480
Shares issued in tax free reorganization	6,003,455	—
Shares issued to shareholders in reinvestment of distributions	34,959	—
Shares redeemed	(1,102,190)	(1,571,600)
Net increase (decrease) in Class A shares	5,750,844	(1,054,120)
Shares outstanding at end of period	12,135,791	6,384,947

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/11 (Unaudited)		2010	2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$13.85		$10.70	$7.61	$15.07		$14.19		$13.48
Income (loss) from investment operations: Net investment income (loss)a	(.03)		(.01)	(.02)	(.01)		(.01)		(.04	)c
Net realized and unrealized gain (loss)	1.48		3.16	3.11	(7.45)		.89		.75
Total from investment operations	1.45		3.15	3.09	(7.46)		.88		.71
Less distributions from: Net investment income	(.08)		—	—	—		—		—
Net asset value, end of period	$15.22		$13.85	$10.70	$7.61		$15.07		$14.19
Total Return (%)	10.46	**	29.44	40.60	(49.50	)b	6.20	b	5.27	b,c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	185		88	80	69		174		208
Ratio of expenses before expense reductions (%)	.79	*	.78	.77	.88		.75		.73
Ratio of expenses after expense reductions (%)	.79	*	.78	.77	.85		.72		.72
Ratio of net investment income (loss) (%)	(.45	)*	(.12)	(.22)	(.04)		(.09)		(.32	)c
Portfolio turnover rate (%)	59	**	64	93	67		67		73
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.008 per share and an increase in the ratio of net investment income of 0.06%. Excluding this non-recurring income, total return would have been 0.06% lower.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Small Mid Cap Growth VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At December 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $42,400,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($8,113,000) and December 31, 2017 ($34,287,000), the respective expiration dates, whichever occurs first.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net operating losses and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the six months ended June 30, 2011, purchases and sales of investment transactions (excluding short-term investments) aggregated $78,701,900 and $81,717,360, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
$0-$250 million	.550%
next $750 million	.525%
over $1 billion	.500%

Accordingly, for the six months ended June 30, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.55% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2011, the Administration Fee was $62,281, of which $15,258 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2011, the amounts charged to the Fund by DISC aggregated $162, all of which is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $5,189, of which $1,435 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Ownership of the Fund

At June 30, 2011, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 54%, 24% and 14%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2011.

F. Changes to Investment Strategy and Fund Name

On January 12, 2011, the Board approved changes to the name and strategy of the Fund. Effective May 1, 2011, the Fund's investment objective changed from maximum appreciation of investor's capital to long-term capital appreciation and the name changed from DWS Small Cap Growth VIP to DWS Small Mid Cap Growth VIP. The Advisor agreed to reimburse the Fund for transaction costs of $75,429 incurred in connection with the repositioning of the Fund's investments.

G. Acquisition of Assets

On April 29, 2011, the Fund acquired all of the net assets of DWS Mid Cap Growth VIP and DWS Turner Mid Cap Growth VIP pursuant to a plan of reorganization approved by shareholders on January 12, 2011. The acquisition was accomplished by a tax-free exchange of 2,029,578 Class A shares of DWS Mid Cap Growth VIP and 6,543,235 Class A shares of DWS Turner Mid Cap Growth VIP for 1,818,964 Class A shares and 4,184,491 Class A shares of the Fund, respectively, outstanding on April 29, 2011. DWS Mid Cap Growth VIP and DWS Turner Mid Cap Growth VIP's net assets at that date, $28,448,304 and $65,444,617, respectively, including $6,234,926 and $6,931,871 of net unrealized appreciation, respectively, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $105,299,610. The combined net assets of the Fund immediately following the acquisition were $199,192,531.

The financial statements reflect the operations of the Fund for the period prior to the acquisition and the combined portfolio for the period subsequent to the portfolio merger. Assuming the acquisition had been completed on January 1, 2011, the Fund's pro forma results of operations for the six months ended June 30, 2011, are as follows:
Net investment income*	$(495,648)
Net gain (loss) on investments	$18,139,716
Net increase (decrease) in net assets resulting from operations	$17,644,068

* Net investment income includes $42,719 of pro forma eliminated expenses.

Because the combined investment portfolio has been managed as a single integrated portfolio since the acquisitions were completed, it is not practicable to separate the amounts of revenue and earnings of DWS Mid Cap Growth VIP and DWS Turner Mid Cap Growth VIP that have been included in the Fund's Statement of Operations since April 29, 2011.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2SCG-3 (R-023301-1 8/11)

JUNE 30, 2011

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Strategic Income VIP

(Effective on or about September 22, 2011: DWS Unconstrained Income Fund)
Contents
3 Performance Summary
4 Information About Your Fund's Expenses
5 Portfolio Summary
6 Investment Portfolio
24 Statement of Assets and Liabilities
25 Statement of Operations
26 Statement of Changes in Net Assets
27 Financial Highlights
29 Notes to Financial Statements
36 Proxy Voting
37 Summary of Management Fee Evaluation by Independent Fee Consultant

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. The Fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2011

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2011 is 0.95% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.
Growth of an Assumed $10,000 Investment in DWS Strategic Income VIP
[] DWS Strategic Income VIP — Class A [] Barclays Capital US Government/Credit Index [] Blended Index
The Barclays Capital US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.
The Blended Index consists of the Credit Suisse High Yield Index (35%), Barclays Capital US Government/Credit Index (35%), JPMorgan Emerging Markets Bond Index Global Diversified (15%) and Citigroup Non US Hedged World Government Bond Index ("WGBI") (15%). The Advisor believes this blended benchmark, which is a secondary benchmark, more accurately reflects typical portfolio asset allocations and represents the overall investment process.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended June 30

Comparative Results
DWS Strategic Income VIP		6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,283	$10,817	$12,790	$14,439	$20,159
	Average annual total return	2.83%	8.17%	8.55%	7.62%	7.26%
Barclays Capital US Government/Credit Index	Growth of $10,000	$10,261	$10,368	$11,966	$13,603	$17,473
	Average annual total return	2.61%	3.68%	6.17%	6.35%	5.74%
Blended Index	Growth of $10,000	$10,339	$10,803	$12,833	$14,389	$20,766
	Average annual total return	3.39%	8.03%	8.67%	7.55%	7.58%

The growth of $10,000 is cumulative.

‡ Total returns shown for periods less than one year are not annualized.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2011 to June 30, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended June 30, 2011
Actual Fund Return	Class A
Beginning Account Value 1/1/11	$1,000.00
Ending Account Value 6/30/11	$1,028.30
Expenses Paid per $1,000*	$3.97
Hypothetical 5% Fund Return	Class A
Beginning Account Value 1/1/11	$1,000.00
Ending Account Value 6/30/11	$1,020.88
Expenses Paid per $1,000*	$3.96

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Strategic Income VIP	.79%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	6/30/11	12/31/10

Corporate Bonds	68%	62%
Government & Agency Obligations	10%	17%
Cash Equivalents	9%	5%
Collateralized Mortgage Obligations	4%	3%
Loan Participations and Assignments	3%	4%
Convertible Bonds	3%	0%
Commercial Mortgage-Backed Securities	2%	3%
Preferred Securities	1%	1%
Mortgage-Backed Securities Pass-Throughs	—	5%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/11	12/31/10

AAA	7%	20%
AA	2%	2%
A	7%	5%
BBB	17%	16%
BB	20%	16%
B	29%	28%
CCC	15%	11%
Not Rated	3%	2%
	100%	100%

Interest Rate Sensitivity	6/30/11	12/31/10

Effective Maturity	6.4 years	7.2 years
Effective Duration	4.6 years	4.7 years

Asset allocation and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio June 30, 2011 (Unaudited)

		Principal Amount ($) (a)	Value ($)

Corporate Bonds 67.1%
Consumer Discretionary 9.6%
Allison Transmission, Inc., 144A, 7.125%, 5/15/2019		50,000	48,625
AMC Entertainment, Inc., 8.0%, 3/1/2014		105,000	105,262
AMC Networks, Inc., 144A, 7.75%, 7/15/2021		15,000	15,675
American Achievement Corp., 144A, 10.875%, 4/15/2016		45,000	40,500
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		65,000	64,512
144A, 8.375%, 11/15/2020		80,000	81,400
Avis Budget Car Rental LLC:
8.25%, 1/15/2019		95,000	96,187
9.625%, 3/15/2018		45,000	48,038
Beazer Homes USA, Inc., 9.125%, 6/15/2018		25,000	21,563
Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014		50,000	50,000
Bresnan Broadband Holdings LLC, 144A, 8.0%, 12/15/2018		95,000	97,969
Burlington Coat Factory Warehouse Corp., 144A, 10.0%, 2/15/2019		45,000	44,550
Cablevision Systems Corp.:
7.75%, 4/15/2018		10,000	10,663
8.0%, 4/15/2020		10,000	10,725
Caesar's Entertainment Operating Co., Inc.:
10.0%, 12/15/2018		135,000	121,837
11.25%, 6/1/2017		240,000	264,900
12.75%, 4/15/2018		55,000	54,863
CanWest LP, 144A, 9.25%, 8/1/2015*		50,000	8,500
Carnival Corp., 6.65%, 1/15/2028		145,000	150,373
Carrols Corp., 9.0%, 1/15/2013		30,000	30,075
CCO Holdings LLC:
6.5%, 4/30/2021		215,000	212,044
7.0%, 1/15/2019		20,000	20,600
7.25%, 10/30/2017		90,000	93,262
7.875%, 4/30/2018		40,000	42,150
8.125%, 4/30/2020		25,000	27,000
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		270,000	280,800
Claire's Stores, Inc.:
144A, 8.875%, 3/15/2019		25,000	23,375
9.625%, 6/1/2015 (PIK)		21,037	20,458
Clear Channel Communications, Inc., 144A, 9.0%, 3/1/2021		25,000	23,938
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/2017		15,000	16,313
Series B, 9.25%, 12/15/2017		25,000	27,250
Crown Media Holdings, Inc., 144A, 10.5%, 7/15/2019 (b)		55,000	56,719
		Principal Amount ($) (a)	Value ($)

Cumulus Media, Inc., 144A, 7.75%, 5/1/2019		25,000	24,125
DineEquity, Inc., 144A, 9.5%, 10/30/2018		180,000	195,300
DIRECTV Holdings LLC, 6.375%, 3/1/2041		145,000	154,814
DISH DBS Corp.:
6.625%, 10/1/2014		65,000	68,412
144A, 6.75%, 6/1/2021		10,000	10,250
7.125%, 2/1/2016		155,000	163,525
Dunkin' Brands, Inc., 144A, 9.625%, 12/1/2018		27,000	27,236
EH Holding Corp., 144A, 7.625%, 6/15/2021		40,000	40,800
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015*		65,000	33
Ford Motor Co., 7.45%, 7/16/2031		65,000	73,686
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		55,000	56,237
Hertz Corp.:
144A, 6.75%, 4/15/2019		115,000	113,850
144A, 7.5%, 10/15/2018		155,000	159,650
8.875%, 1/1/2014		26,000	26,650
Hyundai Motor Manufacturing Czech, 144A, 4.5%, 4/15/2015		145,000	151,295
J. Crew Group, Inc., 144A, 8.125%, 3/1/2019		35,000	33,688
Kabel BW Erste Beteiligungs GmbH, 144A, 7.5%, 3/15/2019		150,000	153,000
Kia Motors Corp., 144A, 3.625%, 6/14/2016		200,000	197,839
Lear Corp.:
7.875%, 3/15/2018		40,000	43,000
8.125%, 3/15/2020		40,000	43,100
Limited Brands, Inc., 7.0%, 5/1/2020		20,000	21,050
Lions Gate Entertainment, Inc., 144A, 10.25%, 11/1/2016		95,000	96,662
Macy's Retail Holdings, Inc., 8.125%, 7/15/2015		10,000	11,863
Mediacom Broadband LLC, 8.5%, 10/15/2015		110,000	112,750
Mediacom LLC, 9.125%, 8/15/2019 (c)		30,000	31,650
MGM Resorts International:
7.5%, 6/1/2016		30,000	28,500
7.625%, 1/15/2017		100,000	96,250
9.0%, 3/15/2020		65,000	71,175
144A, 10.0%, 11/1/2016		45,000	47,700
10.375%, 5/15/2014		45,000	51,075
11.125%, 11/15/2017		50,000	57,125
Michaels Stores, Inc., Step-up Coupon, 0% to 11/1/2011, 13.0% to 11/1/2016		25,000	25,875
National CineMedia LLC, 144A, 7.875%, 7/15/2021		45,000	45,675
Needle Merger Sub Corp., 144A, 8.125%, 3/15/2019		50,000	50,375
		Principal Amount ($) (a)	Value ($)

Neiman Marcus Group, Inc., 10.375%, 10/15/2015		25,000	26,250
Palace Entertainment Holdings LLC, 144A, 8.875%, 4/15/2017		75,000	75,187
Penske Automotive Group, Inc., 7.75%, 12/15/2016		175,000	178,500
PETCO Animal Supplies, Inc., 144A, 9.25%, 12/1/2018		60,000	63,750
Phillips-Van Heusen Corp., 7.375%, 5/15/2020		25,000	26,750
Regal Entertainment Group, 9.125%, 8/15/2018		35,000	36,225
Sabre Holdings Corp., 8.35%, 3/15/2016		90,000	79,200
Sears Holdings Corp., 144A, 6.625%, 10/15/2018		60,000	55,650
Seminole Indian Tribe of Florida:
144A, 7.75%, 10/1/2017		40,000	41,400
144A, 7.804%, 10/1/2020		70,000	68,796
Servicios Corporativos Javer SAPI de CV, 144A, 9.875%, 4/6/2021		100,000	104,250
Simmons Bedding Co., 144A, 11.25%, 7/15/2015		50,000	52,500
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015		155,000	170,887
Sonic Automotive, Inc., Series B, 9.0%, 3/15/2018		95,000	99,987
Standard Pacific Corp.:
8.375%, 5/15/2018		100,000	99,125
10.75%, 9/15/2016		80,000	90,600
Toys "R" Us-Delaware, Inc., 144A, 7.375%, 9/1/2016		35,000	35,350
Travelport LLC:
4.879%**, 9/1/2014		45,000	38,363
9.0%, 3/1/2016		65,000	58,012
UCI International, Inc., 8.625%, 2/15/2019		20,000	20,600
Unitymedia Hessen GmbH & Co., KG, 144A, 8.125%, 12/1/2017		200,000	212,500
Univision Communications, Inc.:
144A, 6.875%, 5/15/2019		10,000	9,900
144A, 7.875%, 11/1/2020		25,000	25,625
144A, 8.5%, 5/15/2021		25,000	24,938
UPC Holding BV, 144A, 9.75%, 4/15/2018	EUR	100,000	154,441
Valassis Communications, Inc., 144A, 6.625%, 2/1/2021		30,000	29,700
Visant Corp., 10.0%, 10/1/2017		80,000	82,800
Visteon Corp., 144A, 6.75%, 4/15/2019		75,000	72,375
Wyndham Worldwide Corp., 5.75%, 2/1/2018		210,000	216,844
Wynn Las Vegas LLC, 7.75%, 8/15/2020		50,000	54,313
Yonkers Racing Corp., 144A, 11.375%, 7/15/2016		60,000	65,100
			7,064,259
		Principal Amount ($) (a)	Value ($)

Consumer Staples 2.7%
Alliance One International, Inc., 10.0%, 7/15/2016		25,000	24,125
Altria Group, Inc.:
4.75%, 5/5/2021		155,000	154,894
9.95%, 11/10/2038		145,000	203,732
American Rock Salt Co., LLC, 144A, 8.25%, 5/1/2018		60,000	60,225
B&G Foods, Inc., 7.625%, 1/15/2018		35,000	36,837
Central Garden & Pet Co., 8.25%, 3/1/2018		35,000	36,138
Darling International, Inc., 144A, 8.5%, 12/15/2018		80,000	86,400
Del Monte Foods Co., 144A, 7.625%, 2/15/2019		130,000	131,300
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		35,000	36,663
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		85,000	85,212
NBTY, Inc., 144A, 9.0%, 10/1/2018		25,000	26,375
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012		223,000	219,097
Reynolds American, Inc., 6.75%, 6/15/2017		200,000	230,915
Rite Aid Corp.:
7.5%, 3/1/2017		60,000	59,550
8.0%, 8/15/2020		100,000	107,750
Smithfield Foods, Inc.:
7.75%, 7/1/2017		220,000	228,250
10.0%, 7/15/2014		85,000	98,600
Stater Bros. Holdings, Inc., 144A, 7.375%, 11/15/2018		30,000	31,125
SUPERVALU, Inc., 8.0%, 5/1/2016		35,000	35,700
TreeHouse Foods, Inc., 7.75%, 3/1/2018		25,000	26,563
US Foodservice, 144A, 8.5%, 6/30/2019		35,000	33,950
			1,953,401
Energy 6.8%
Allis-Chalmers Energy, Inc., 9.0%, 1/15/2014		24,000	24,510
Alpha Natural Resources, Inc., 6.0%, 6/1/2019		60,000	59,850
Anadarko Petroleum Corp., 6.375%, 9/15/2017		215,000	246,462
Arch Coal, Inc.:
144A, 7.0%, 6/15/2019		20,000	19,950
7.25%, 10/1/2020		20,000	20,350
144A, 7.25%, 6/15/2021		35,000	35,044
8.75%, 8/1/2016		90,000	97,650
Berry Petroleum Co., 6.75%, 11/1/2020		90,000	90,450
Bill Barrett Corp., 9.875%, 7/15/2016		40,000	44,800
BreitBurn Energy Partners LP, 8.625%, 10/15/2020		50,000	52,750
Brigham Exploration Co., 144A, 6.875%, 6/1/2019		20,000	19,900
Bristow Group, Inc., 7.5%, 9/15/2017		70,000	73,325
Chaparral Energy, Inc., 8.25%, 9/1/2021		115,000	115,862
CITGO Petroleum Corp., 144A, 11.5%, 7/1/2017		105,000	121,800
		Principal Amount ($) (a)	Value ($)

CONSOL Energy, Inc.:
144A, 6.375%, 3/1/2021		15,000	14,925
8.0%, 4/1/2017		115,000	125,350
8.25%, 4/1/2020		60,000	65,400
Continental Resources, Inc.:
7.125%, 4/1/2021		30,000	31,650
7.375%, 10/1/2020		35,000	37,188
8.25%, 10/1/2019		20,000	21,850
Crestwood Midstream Partners LP, 144A, 7.75%, 4/1/2019		160,000	158,800
Crosstex Energy LP, 8.875%, 2/15/2018		55,000	58,575
Dresser-Rand Group, Inc., 144A, 6.5%, 5/1/2021		75,000	77,250
Eagle Rock Energy Partners LP, 144A, 8.375%, 6/1/2019		95,000	94,763
El Paso Corp., 7.25%, 6/1/2018		55,000	61,777
Energy Transfer Equity LP, 7.5%, 10/15/2020		35,000	37,100
Frontier Oil Corp., 6.875%, 11/15/2018		55,000	58,025
Genesis Energy LP, 144A, 7.875%, 12/15/2018		40,000	39,800
Global Geophysical Services, Inc., 10.5%, 5/1/2017		130,000	136,500
Harvest Operations Corp., 144A, 6.875%, 10/1/2017		25,000	25,813
Holly Energy Partners LP, 8.25%, 3/15/2018		55,000	58,300
Inergy LP:
144A, 6.875%, 8/1/2021		10,000	10,000
7.0%, 10/1/2018		60,000	60,600
KazMunayGaz National Co., 144A, 6.375%, 4/9/2021		200,000	211,720
Linn Energy LLC:
144A, 6.5%, 5/15/2019		50,000	49,500
144A, 7.75%, 2/1/2021		60,000	62,400
8.625%, 4/15/2020		55,000	59,675
Marathon Petroleum Corp., 144A, 5.125%, 3/1/2021		120,000	123,366
MEG Energy Corp., 144A, 6.5%, 3/15/2021		40,000	40,200
Newfield Exploration Co., 7.125%, 5/15/2018		90,000	95,400
Nexen, Inc., 5.875%, 3/10/2035		75,000	71,018
Niska Gas Storage US LLC, 8.875%, 3/15/2018		55,000	57,750
Oasis Petroleum, Inc., 144A, 7.25%, 2/1/2019		20,000	19,850
Offshore Group Investments Ltd., 144A, 11.5%, 8/1/2015		10,000	10,875
Petrohawk Energy Corp.:
7.25%, 8/15/2018		125,000	128,281
7.875%, 6/1/2015		30,000	31,425
Plains All American Pipeline LP, 5.0%, 2/1/2021		170,000	172,864
Plains Exploration & Production Co., 7.625%, 6/1/2018		60,000	63,000
Quicksilver Resources, Inc., 11.75%, 1/1/2016		15,000	17,175
Range Resources Corp., 6.75%, 8/1/2020		20,000	20,700
		Principal Amount ($) (a)	Value ($)

Regency Energy Partners LP:
6.875%, 12/1/2018		35,000	36,225
9.375%, 6/1/2016		115,000	128,225
Reliance Holdings USA, Inc., 144A, 6.25%, 10/19/2040		250,000	230,644
Sabine Pass LNG LP:
7.25%, 11/30/2013		115,000	117,875
7.5%, 11/30/2016		100,000	102,500
SandRidge Energy, Inc.:
144A, 7.5%, 3/15/2021		50,000	50,625
144A, 8.0%, 6/1/2018		45,000	45,900
SESI LLC, 144A, 6.375%, 5/1/2019		40,000	39,600
Southwestern Energy Co., 7.5%, 2/1/2018		85,000	96,688
Stone Energy Corp.:
6.75%, 12/15/2014		95,000	94,525
8.625%, 2/1/2017		25,000	25,750
Transocean, Inc., 6.5%, 11/15/2020		215,000	240,421
Valero Energy Corp., 6.125%, 2/1/2020		160,000	175,830
Venoco, Inc., 144A, 8.875%, 2/15/2019		105,000	105,000
Xinergy Corp., 144A, 9.25%, 5/15/2019		60,000	60,600
			4,981,976
Financials 19.1%
Akbank TAS, 144A, 5.125%, 7/22/2015		145,000	144,275
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		85,000	79,050
Ally Financial, Inc.:
144A, 6.25%, 12/1/2017		95,000	94,367
8.0%, 3/15/2020		115,000	122,187
8.3%, 2/12/2015		135,000	150,862
ALROSA Finance SA, 144A, REG S, 7.75%, 11/3/2020		200,000	217,500
American International Group, Inc., Series G, 5.6%, 10/18/2016		290,000	303,623
Antero Resources Finance Corp., 9.375%, 12/1/2017		30,000	32,250
Ashton Woods USA LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		75,400	45,617
Banco do Brasil SA, 144A, 5.875%, 1/26/2022		121,000	119,669
Banco Votorantim SA, 144A, 7.375%, 1/21/2020		100,000	106,000
Bank of America Corp., 5.0%, 5/13/2021		245,000	242,023
Barclays Bank PLC, 5.14%, 10/14/2020		140,000	132,778
BBVA Bancomer SA, 144A, 6.5%, 3/10/2021		290,000	295,800
BNP Paribas, 3.6%, 2/23/2016		145,000	146,620
BP Capital Markets PLC, 4.5%, 10/1/2020		120,000	122,375
Bumble Bee Acquisition Corp., 144A, 9.0%, 12/15/2017		55,000	55,275
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		200,000	216,000
		Principal Amount ($) (a)	Value ($)

Case New Holland, Inc., 7.75%, 9/1/2013		45,000	48,713
CIT Group, Inc.:
Series C, 144A, 5.25%, 4/1/2014		275,000	273,625
7.0%, 5/1/2015		970	971
144A, 7.0%, 5/4/2015		105,000	105,131
144A, 7.0%, 5/2/2017		355,000	354,112
Citigroup, Inc., 5.375%, 8/9/2020		145,000	151,317
CNA Financial Corp., 5.75%, 8/15/2021		75,000	77,444
Country Garden Holdings Co., 144A, 11.125%, 2/23/2018		200,000	206,000
CPI International Acquisition, Inc., 144A, 8.0%, 2/15/2018		45,000	42,525
Credit Agricole SA, 144A, 3.5%, 4/13/2015		171,000	171,492
Discover Bank, 7.0%, 4/15/2020		145,000	161,050
E*TRADE Financial Corp., 6.75%, 6/1/2016		105,000	102,900
Felcor Lodging LP, (REIT), 144A, 6.75%, 6/1/2019		70,000	67,200
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011		60,000	60,900
7.5%, 8/1/2012		500,000	523,202
9.875%, 8/10/2011		145,000	145,917
FUEL Trust, 144A, 3.984%, 6/15/2016		290,000	287,644
General Electric Capital Corp., 5.3%, 2/11/2021		75,000	78,041
Giraffe Acquisition Corp., 144A, 9.125%, 12/1/2018		55,000	51,700
Gruposura Finance, 144A, 5.7%, 5/18/2021		200,000	199,500
Hartford Financial Services Group, Inc., 5.5%, 3/30/2020		145,000	149,467
HCP, Inc., (REIT), 5.375%, 2/1/2021		143,000	147,494
Health Care REIT, Inc., (REIT), 5.25%, 1/15/2022		145,000	144,443
Hellas Telecommunications Finance SCA, 144A, 8.985%**, 7/15/2015 (PIK)*	EUR	109,187	95
Hexion US Finance Corp., 8.875%, 2/1/2018		340,000	353,600
Hospitality Properties Trust, (REIT), 7.875%, 8/15/2014		200,000	225,659
Host Hotels & Resorts LP, (REIT), 6.875%, 11/1/2014		165,000	169,125
HSBC Finance Corp., 144A, 6.676%, 1/15/2021		120,000	123,122
Intergas Finance BV, REG S, 6.875%, 11/4/2011		275,000	279,125
International Finance Corp., 5.75%, 3/16/2015	AUD	285,000	308,404
International Lease Finance Corp.:
5.75%, 5/15/2016		20,000	19,694
6.25%, 5/15/2019		50,000	48,853
8.625%, 9/15/2015		40,000	43,350
8.75%, 3/15/2017		180,000	196,875
Intesa Sanpaolo SpA, 144A, 2.658%**, 2/24/2014		205,000	204,498
		Principal Amount ($) (a)	Value ($)

JBS Finance II Ltd., 144A, 8.25%, 1/29/2018		100,000	102,000
Jefferies Group, Inc., 5.125%, 4/13/2018		290,000	290,585
KeyCorp, 5.1%, 3/24/2021		130,000	132,404
Level 3 Escrow, Inc., 144A, 8.125%, 7/1/2019		75,000	75,375
Lincoln National Corp., 7.0%, 6/15/2040		145,000	163,509
Lloyds TSB Bank PLC, 144A, 6.5%, 9/14/2020		215,000	202,806
Lukoil International Finance BV, 144A, 7.25%, 11/5/2019		145,000	161,109
Macquarie Group Ltd., 144A, 6.25%, 1/14/2021		210,000	209,877
Manulife Financial Corp., 4.9%, 9/17/2020		135,000	134,911
Morgan Stanley, 5.75%, 1/25/2021		290,000	293,430
MPT Operating Partnership LP, (REIT), 144A, 6.875%, 5/1/2021		50,000	49,125
Navios Maritime Acquisition Corp., 8.625%, 11/1/2017		25,000	24,625
Nielsen Finance LLC:
144A, 7.75%, 10/15/2018		25,000	26,250
11.5%, 5/1/2016		13,000	15,210
NII Capital Corp., 7.625%, 4/1/2021		60,000	62,700
Nomura Holdings, Inc., 6.7%, 3/4/2020		90,000	98,339
Nuveen Investments, Inc.:
10.5%, 11/15/2015		140,000	143,150
144A, 10.5%, 11/15/2015		95,000	96,188
Odebrecht Finance Ltd., 144A, 6.0%, 4/5/2023		145,000	144,094
OMEGA Healthcare Investors, Inc., (REIT), 144A, 6.75%, 10/15/2022		55,000	54,244
Petrobras International Finance Co., 5.375%, 1/27/2021		145,000	148,887
Pinnacle Foods Finance LLC:
8.25%, 9/1/2017		70,000	72,625
9.25%, 4/1/2015		35,000	36,313
PNC Bank NA, 6.875%, 4/1/2018		180,000	212,156
Qtel International Finance Ltd., 144A, 4.75%, 2/16/2021		200,000	195,000
Reynolds Group Issuer, Inc.:
144A, 6.875%, 2/15/2021		100,000	97,500
144A, 7.125%, 4/15/2019		100,000	99,250
144A, 8.75%, 5/15/2018		195,000	191,587
144A, 9.0%, 4/15/2019		105,000	103,688
Santander US Debt SA Unipersonal, 144A, 3.724%, 1/20/2015		145,000	140,355
Shinhan Bank, 144A, 4.125%, 10/4/2016		145,000	147,656
Societe Generale, 144A, 3.5%, 1/15/2016		145,000	143,402
Susser Holdings LLC, 8.5%, 5/15/2016		30,000	31,575
Telecom Italia Capital SA, 4.95%, 9/30/2014		174,000	181,424
Telemovil Finance Co., Ltd., 144A, 8.0%, 10/1/2017		100,000	105,350
		Principal Amount ($) (a)	Value ($)

The Goldman Sachs Group, Inc., 6.25%, 2/1/2041		155,000	156,267
Tomkins LLC, 144A, 9.0%, 10/1/2018		40,000	43,100
Toys "R" Us Property Co. I, LLC, 10.75%, 7/15/2017		50,000	55,625
Tropicana Entertainment LLC, 9.625%, 12/15/2014*		150,000	75
Virgin Media Finance PLC, Series 1, 9.5%, 8/15/2016		300,000	339,000
Virgin Media Secured Finance PLC, 6.5%, 1/15/2018		375,000	411,094
Wells Fargo & Co., 4.6%, 4/1/2021		170,000	170,944
Woori Bank, 144A, 5.875%, 4/13/2021		290,000	290,332
			14,002,595
Health Care 2.1%
Aviv Healthcare Properties LP, 144A, 7.75%, 2/15/2019		40,000	40,900
Community Health Systems, Inc., 8.875%, 7/15/2015		80,000	82,400
Endo Pharmaceuticals Holdings, Inc.:
144A, 7.0%, 7/15/2019		55,000	56,375
144A, 7.25%, 1/15/2022		50,000	50,750
HCA Holdings, Inc., 144A, 7.75%, 5/15/2021 (c)		105,000	108,938
HCA, Inc.:
7.875%, 2/15/2020		365,000	396,025
8.5%, 4/15/2019		45,000	49,725
9.25%, 11/15/2016		310,000	328,987
9.625%, 11/15/2016 (PIK)		152,000	161,690
Mylan, Inc., 144A, 7.875%, 7/15/2020		15,000	16,463
STHI Holding Corp., 144A, 8.0%, 3/15/2018		60,000	60,900
Vanguard Health Holding Co. II, LLC, 8.0%, 2/1/2018		100,000	103,250
Warner Chilcott Co., LLC, 144A, 7.75%, 9/15/2018		75,000	75,656
			1,532,059
Industrials 6.1%
Accuride Corp., 9.5%, 8/1/2018		75,000	80,250
Actuant Corp., 6.875%, 6/15/2017		40,000	40,900
American Airlines, Inc., 144A, 7.5%, 3/15/2016		85,000	83,300
AMGH Merger Sub, Inc., 144A, 9.25%, 11/1/2018		30,000	31,650
ARAMARK Corp., 8.5%, 2/1/2015		20,000	20,775
ARAMARK Holdings Corp., 144A, 8.625%, 5/1/2016 (PIK)		20,000	20,350
Armored Autogroup, Inc., 144A, 9.25%, 11/1/2018		105,000	103,950
B-Corp Merger Sub, Inc., 144A, 8.25%, 6/1/2019		60,000	59,400
BAA Funding Ltd., "A", 144A, 4.875%, 7/15/2021		290,000	282,519
BE Aerospace, Inc.:
6.875%, 10/1/2020		35,000	36,663
8.5%, 7/1/2018		105,000	114,581
		Principal Amount ($) (a)	Value ($)

Belden, Inc.:
7.0%, 3/15/2017		45,000	46,125
9.25%, 6/15/2019		40,000	44,500
Boart Longyear Management Pty Ltd., 144A, 7.0%, 4/1/2021		35,000	35,788
Bombardier, Inc., 144A, 7.75%, 3/15/2020		55,000	61,875
Briggs & Stratton Corp., 6.875%, 12/15/2020		35,000	37,100
Casella Waste Systems, Inc., 144A, 7.75%, 2/15/2019		110,000	110,275
Cenveo Corp.:
8.875%, 2/1/2018		100,000	97,000
144A, 10.5%, 8/15/2016		55,000	54,037
CHC Helicopter SA, 144A, 9.25%, 10/15/2020		215,000	194,037
Congoleum Corp., 9.0%, 12/31/2017 (PIK)		41,250	26,813
Corrections Corp. of America, 7.75%, 6/1/2017		30,000	32,663
Deluxe Corp., 144A, 7.0%, 3/15/2019		30,000	29,700
Ducommun, Inc., 144A, 9.75%, 7/15/2018		65,000	66,787
DynCorp International, Inc., 144A, 10.375%, 7/1/2017		85,000	87,125
Florida East Coast Railway Corp., 144A, 8.125%, 2/1/2017		40,000	41,300
FTI Consulting, Inc., 6.75%, 10/1/2020		145,000	146,450
Garda World Security Corp., 144A, 9.75%, 3/15/2017		60,000	63,450
H&E Equipment Services, Inc., 8.375%, 7/15/2016		110,000	112,475
Huntington Ingalls Industries, Inc.:
144A, 6.875%, 3/15/2018		30,000	30,750
144A, 7.125%, 3/15/2021		10,000	10,350
Interline Brands, Inc., 7.0%, 11/15/2018		50,000	50,625
Kansas City Southern de Mexico SA de CV, 8.0%, 2/1/2018		105,000	113,925
Kansas City Southern Railway Co., 8.0%, 6/1/2015		100,000	107,250
Masco Corp., 7.125%, 3/15/2020		145,000	148,427
Meritor, Inc.:
8.125%, 9/15/2015		55,000	57,337
10.625%, 3/15/2018		60,000	67,350
Navios Maritime Holdings, Inc., 144A, 8.125%, 2/15/2019		135,000	129,600
Nortek, Inc., 144A, 8.5%, 4/15/2021		125,000	115,625
Oshkosh Corp.:
8.25%, 3/1/2017		10,000	10,725
8.5%, 3/1/2020		25,000	27,063
Owens Corning, Inc., 9.0%, 6/15/2019		217,000	259,184
Ply Gem Industries, Inc.:
144A, 8.25%, 2/15/2018		50,000	47,375
13.125%, 7/15/2014		95,000	99,750
RailAmerica, Inc., 9.25%, 7/1/2017		36,000	39,510
		Principal Amount ($) (a)	Value ($)

RBS Global, Inc. & Rexnord Corp., 8.5%, 5/1/2018		120,000	126,750
Republic Services, Inc., 5.7%, 5/15/2041		185,000	180,601
Sitel LLC, 11.5%, 4/1/2018		95,000	86,925
Spirit AeroSystems, Inc., 6.75%, 12/15/2020		75,000	76,125
SPX Corp., 144A, 6.875%, 9/1/2017		20,000	21,400
Titan International, Inc., 144A, 7.875%, 10/1/2017		160,000	167,200
TransDigm, Inc., 144A, 7.75%, 12/15/2018		65,000	68,250
Tutor Perini Corp., 7.625%, 11/1/2018		55,000	52,800
USG Corp., 144A, 9.75%, 8/1/2014		45,000	47,700
Votorantim Cimentos SA, 144A, 7.25%, 4/5/2041		145,000	143,187
			4,447,622
Information Technology 3.0%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/2029		70,000	63,000
Allen Systems Group, Inc., 144A, 10.5%, 11/15/2016		35,000	35,175
Amkor Technology, Inc.:
144A, 6.625%, 6/1/2021		10,000	9,625
7.375%, 5/1/2018		45,000	45,731
Aspect Software, Inc., 10.625%, 5/15/2017		60,000	64,500
Avaya, Inc., 144A, 7.0%, 4/1/2019		145,000	140,287
CDW LLC:
144A, 8.5%, 4/1/2019		110,000	107,800
11.0%, 10/12/2015		9,000	9,473
CommScope, Inc., 144A, 8.25%, 1/15/2019		85,000	87,550
eAccess Ltd., 144A, 8.25%, 4/1/2018		60,000	59,850
Equinix, Inc., 8.125%, 3/1/2018		140,000	152,425
Fidelity National Information Services, Inc., 7.625%, 7/15/2017		20,000	21,225
First Data Corp.:
144A, 7.375%, 6/15/2019		30,000	30,225
144A, 8.25%, 1/15/2021		190,000	186,200
144A, 8.875%, 8/15/2020		85,000	90,737
Freescale Semiconductor, Inc.:
144A, 8.05%, 2/1/2020		85,000	85,425
144A, 9.25%, 4/15/2018		190,000	204,725
Jabil Circuit, Inc., 7.75%, 7/15/2016		30,000	33,225
MasTec, Inc., 7.625%, 2/1/2017		65,000	66,138
MEMC Electronic Materials, Inc., 144A, 7.75%, 4/1/2019		40,000	39,500
Sanmina-SCI Corp., 144A, 7.0%, 5/15/2019		45,000	42,525
Seagate HDD Cayman, 144A, 7.0%, 11/1/2021		50,000	50,000
Sensata Technologies BV, 144A, 6.5%, 5/15/2019		50,000	49,875
SunGard Data Systems, Inc.:
7.375%, 11/15/2018		25,000	25,000
10.25%, 8/15/2015		225,000	232,875
		Principal Amount ($) (a)	Value ($)

Unisys Corp., 144A, 12.75%, 10/15/2014		41,000	47,765
Vangent, Inc., 9.625%, 2/15/2015		35,000	35,350
Western Union Co., 6.2%, 6/21/2040		145,000	145,598
			2,161,804
Materials 6.7%
Aleris International, Inc., 144A, 7.625%, 2/15/2018		40,000	39,900
APERAM, 144A, 7.375%, 4/1/2016		150,000	150,750
Appleton Papers, Inc., 11.25%, 12/15/2015		25,000	25,250
ArcelorMittal, 6.125%, 6/1/2018		250,000	267,769
Ball Corp.:
7.125%, 9/1/2016		30,000	32,700
7.375%, 9/1/2019		25,000	27,313
Berry Plastics Corp.:
9.5%, 5/15/2018		65,000	64,512
9.75%, 1/15/2021		80,000	77,400
Boise Paper Holdings LLC, 8.0%, 4/1/2020		30,000	31,500
BWAY Parent Co., Inc., 144A, 10.125%, 11/1/2015 (PIK)		42,235	42,235
Celanese US Holdings LLC:
5.875%, 6/15/2021		30,000	30,675
6.625%, 10/15/2018		35,000	36,925
Cemex SAB de CV, 144A, 9.0%, 1/11/2018		150,000	152,625
China Oriental Group Co., Ltd., 144A, 8.0%, 8/18/2015		100,000	101,500
Clearwater Paper Corp., 7.125%, 11/1/2018		65,000	66,625
Cliffs Natural Resources, Inc., 6.25%, 10/1/2040		145,000	143,085
Clondalkin Acquisition BV, 144A, 2.247%**, 12/15/2013		75,000	71,625
Crown Americas LLC:
144A, 6.25%, 2/1/2021		10,000	10,100
7.625%, 5/15/2017		30,000	32,138
Essar Steel Algoma, Inc., 144A, 9.375%, 3/15/2015		240,000	240,600
Exopack Holding Corp., 144A, 10.0%, 6/1/2018		40,000	39,700
FMG Resources August 2006 Pty Ltd., 144A, 7.0%, 11/1/2015		25,000	25,500
GEO Specialty Chemicals, Inc.:
144A, 7.5%, 3/31/2015 (PIK)		120,175	110,561
10.0%, 3/31/2015		119,040	117,850
Georgia-Pacific LLC, 144A, 5.4%, 11/1/2020		145,000	147,774
Graham Packaging Co., LP, 8.25%, 10/1/2018		25,000	27,813
Graphic Packaging International, Inc.:
7.875%, 10/1/2018		10,000	10,600
9.5%, 6/15/2017		130,000	142,350
Greif, Inc., 7.75%, 8/1/2019		195,000	210,600
Hexcel Corp., 6.75%, 2/1/2015		93,000	94,627
		Principal Amount ($) (a)	Value ($)

Huntsman International LLC:
8.625%, 3/15/2020		60,000	65,400
8.625%, 3/15/2021		25,000	27,188
International Paper Co., 7.95%, 6/15/2018		145,000	172,651
JMC Steel Group, 144A, 8.25%, 3/15/2018		60,000	60,900
Longview Fibre Paper & Packaging, Inc., 144A, 8.0%, 6/1/2016		60,000	60,300
Lyondell Chemical Co., 144A, 8.0%, 11/1/2017		100,000	111,250
Momentive Performance Materials, Inc., 9.0%, 1/15/2021		230,000	234,600
Nalco Co., 144A, 6.625%, 1/15/2019		45,000	46,125
NewMarket Corp., 7.125%, 12/15/2016		110,000	114,675
Novelis, Inc.:
8.375%, 12/15/2017		140,000	149,450
8.75%, 12/15/2020		110,000	118,800
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		110,000	119,625
Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016		90,000	91,350
Phibro Animal Health Corp., 144A, 9.25%, 7/1/2018		10,000	10,550
Polymer Group, Inc., 144A, 7.75%, 2/1/2019		55,000	55,137
Quadra FNX Mining Ltd., 144A, 7.75%, 6/15/2019		115,000	116,150
Radnor Holdings Corp., 11.0%, 3/15/2010*		25,000	3
Rain CII Carbon LLC, 144A, 8.0%, 12/1/2018		45,000	47,925
Silgan Holdings, Inc., 7.25%, 8/15/2016		50,000	52,750
Solo Cup Co., 10.5%, 11/1/2013		170,000	176,800
Texas Industries, Inc., 9.25%, 8/15/2020		75,000	72,562
United States Steel Corp., 7.375%, 4/1/2020		80,000	82,200
Verso Paper Holdings LLC, 144A, 8.75%, 2/1/2019		25,000	22,250
Viskase Companies, Inc.,
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		145,000	151,162
Vulcan Materials Co., 6.5%, 12/1/2016		145,000	144,107
Wolverine Tube, Inc., 15.0%, 3/31/2012*		91,631	44,212
			4,920,724
Telecommunication Services 7.7%
American Tower Corp., 4.5%, 1/15/2018		125,000	124,942
Buccaneer Merger Sub, Inc., 144A, 9.125%, 1/15/2019		25,000	26,000
CC Holdings GS V LLC, 144A, 7.75%, 5/1/2017		350,000	378,875
CenturyLink, Inc., 6.45%, 6/15/2021		145,000	143,343
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		55,000	55,275
8.375%, 10/15/2020		180,000	179,550
8.75%, 3/15/2018		170,000	161,500
		Principal Amount ($) (a)	Value ($)

Clearwire Communications LLC, 144A, 12.0%, 12/1/2015		20,000	21,425
Cricket Communications, Inc.:
7.75%, 10/15/2020		310,000	303,800
10.0%, 7/15/2015		100,000	107,750
Crown Castle International Corp., 9.0%, 1/15/2015		195,000	211,575
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		100,000	112,000
Digicel Ltd., 144A, 8.25%, 9/1/2017		300,000	311,250
ERC Ireland Preferred Equity Ltd., 144A, 8.42%**, 2/15/2017 (PIK)	EUR	82,823	601
Frontier Communications Corp.:
7.875%, 4/15/2015		10,000	10,850
8.25%, 4/15/2017		70,000	76,125
8.5%, 4/15/2020		90,000	98,100
8.75%, 4/15/2022		10,000	10,900
Hughes Network Systems LLC, 9.5%, 4/15/2014		150,000	153,750
Intelsat Jackson Holdings SA:
144A, 7.25%, 10/15/2020		120,000	119,400
144A, 7.5%, 4/1/2021		150,000	149,062
8.5%, 11/1/2019		100,000	106,000
11.25%, 6/15/2016		60,000	63,600
Intelsat Luxembourg SA:
11.25%, 2/4/2017		145,000	155,694
11.5%, 2/4/2017 (PIK)		304,218	327,034
144A, 11.5%, 2/4/2017 (PIK)		80,000	86,000
iPCS, Inc., 2.398%**, 5/1/2013		35,000	34,213
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		90,000	89,100
7.875%, 9/1/2018		75,000	79,406
Qwest Communications International, Inc.:
7.125%, 4/1/2018		55,000	59,056
8.0%, 10/1/2015		60,000	65,250
Qwest Corp., 7.5%, 10/1/2014		285,000	319,556
SBA Telecommunications, Inc.:
8.0%, 8/15/2016		35,000	37,231
8.25%, 8/15/2019		25,000	26,750
Sprint Nextel Corp., 8.375%, 8/15/2017		115,000	126,356
Telefonica Emisiones SAU, 6.421%, 6/20/2016		290,000	323,797
Telesat Canada, 11.0%, 11/1/2015		190,000	207,812
Verizon Communications, Inc., 8.95%, 3/1/2039		110,000	155,283
VimpelCom Holdings BV, 144A, 7.504%, 3/1/2022		200,000	200,200
West Corp.:
144A, 7.875%, 1/15/2019		50,000	48,500
144A, 8.625%, 10/1/2018		15,000	15,150
Windstream Corp.:
7.0%, 3/15/2019		60,000	60,600
7.5%, 4/1/2023		60,000	60,000
7.75%, 10/15/2020		35,000	36,663
7.875%, 11/1/2017		135,000	143,269
		Principal Amount ($) (a)	Value ($)

8.125%, 9/1/2018		70,000	74,200
			5,656,793
Utilities 3.3%
AES Corp.:
144A, 7.375%, 7/1/2021		100,000	101,500
8.0%, 10/15/2017		10,000	10,600
8.0%, 6/1/2020		175,000	186,375
Calpine Corp.:
144A, 7.5%, 2/15/2021		80,000	81,600
144A, 7.875%, 7/31/2020		95,000	99,275
Centrais Eletricas Brasileiras SA, 144A, 6.875%, 7/30/2019		145,000	164,212
Edison Mission Energy, 7.0%, 5/15/2017		125,000	101,250
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024		205,000	102,500
Energy Future Intermediate Holding Co., LLC, 10.0%, 12/1/2020		25,000	26,661
Ferrellgas LP, 144A, 6.5%, 5/1/2021		20,000	18,900
IPALCO Enterprises, Inc., 144A, 5.0%, 5/1/2018		290,000	283,288
Korea Gas Corp., 144A, 4.25%, 11/2/2020		185,000	175,970
Majapahit Holding BV, 144A, 8.0%, 8/7/2019		290,000	342,925
NRG Energy, Inc.:
7.375%, 1/15/2017		90,000	94,275
144A, 7.625%, 1/15/2018		35,000	35,087
8.25%, 9/1/2020		45,000	45,900
San Diego Gas & Electric Co., 6.0%, 6/1/2026		180,000	202,633
Suburban Propane Partners LP, 7.375%, 3/15/2020		15,000	15,675
Texas Competitive Electric Holdings Co., LLC, Series A, 10.25%, 11/1/2015		50,000	30,250
Toledo Edison Co., 7.25%, 5/1/2020		230,000	277,144
			2,396,020
Total Corporate Bonds (Cost $48,012,575)			49,117,253

Commercial Mortgage-Backed Securities 2.3%
Citigroup Commercial Mortgage Trust, "AMP3", Series 2006-C5, 144A, 5.684%**, 10/15/2049		126,345	113,778
CS First Boston Mortgage Securities Corp., "H", Series 2002-CKP1, 144A, 7.418%**, 12/15/2035		290,000	290,986
Greenwich Capital Commercial Funding Corp., "AM", Series 2007-GG11, 5.867%, 12/10/2049		290,000	265,166
JPMorgan Chase Commercial Mortgage Securities Corp., "A4", Series 2006-LDP7, 6.067%**, 4/15/2045		140,000	155,379
		Principal Amount ($) (a)	Value ($)

LB-UBS Commercial Mortgage Trust:
"A3", Series 2006-C7, 5.347%, 11/15/2038		440,000	473,655
"E", Series 2005-C2, 5.522%**, 4/15/2040		300,000	241,489
Wachovia Bank Commercial Mortgage Trust, "A4", Series 2005-C22, 5.44%**, 12/15/2044		140,000	151,739
Total Commercial Mortgage-Backed Securities (Cost $1,679,604)			1,692,192

Collateralized Mortgage Obligations 3.5%
Banc of America Mortgage Securities, "2A2", Series 2004-A, 2.848%**, 2/25/2034		174,498	151,931
Bear Stearns Adjustable Rate Mortgage Trust, "2A1", Series 2005-11, 3.301%**, 12/25/2035		243,748	226,662
Citicorp Mortgage Securities, Inc., "1A7", Series 2006-4, 6.0%, 8/25/2036		10,285	10,157
Countrywide Home Loans, "2A5", Series 2004-13, 5.75%, 8/25/2034		171,270	151,361
Federal National Mortgage Association, "BI", Series 2010-13, Interest Only, 5.0%, 12/25/2038		414,574	54,391
Government National Mortgage Association, "XA", Series 2009-118, 5.0%, 12/20/2039		321,571	325,367
JPMorgan Mortgage Trust, "2A1", Series 2006-A2, 5.655%**, 4/25/2036		574,194	500,789
Merrill Lynch Mortgage Investors Trust:
"2A1A", Series 2005-A9, 2.655%**, 12/25/2035		56,127	55,277
"2A", Series 2003-A6, 3.188%**, 10/25/2033		126,607	119,701
Morgan Stanley Mortgage Loan Trust, "5A5", Series 2005-4, 5.5%, 8/25/2035		115,887	112,371
Vericrest Opportunity Loan Transferee, "M", Series 2010-NPL1, 144A, 6.0%, 5/25/2039		133,115	131,095
Washington Mutual Mortgage Pass-Through Certificates Trust, "1A1", Series 2005-AR12, 2.722%**, 10/25/2035		94,278	88,349
Wells Fargo Mortgage- Backed Securities Trust:
"2A3",Series 2004-EE, 2.771%**, 12/25/2034		232,125	208,506
"A3", Series 2005-4, 5.0%, 4/25/2035		82,891	82,654
"B1", Series 2004-1, 5.5%, 2/25/2034		292,185	279,592
"A19", Series 2006-11, 6.0%, 9/25/2036		56,537	56,535
Total Collateralized Mortgage Obligations (Cost $2,543,873)			2,554,738
		Principal Amount ($) (a)	Value ($)

Government & Agency Obligations 10.2%
Other Government Related (d) 2.0%
Citibank NA, FDIC Guaranteed, 0.298%**, 5/7/2012		650,000	650,613
International Bank for Reconstruction & Development, 5.25%**, 4/9/2025		290,000	282,750
JPMorgan Chase & Co., Series 3, FDIC Guaranteed, 0.497%**, 12/26/2012		232,000	233,044
NAK Naftogaz Ukraine, 9.5%, 9/30/2014		100,000	110,125
Qatari Diar Finance QSC, 144A, 5.0%, 7/21/2020		150,000	153,750
			1,430,282
Sovereign Bonds 5.4%
Dominican Republic, 144A, 7.5%, 5/6/2021		100,000	104,000
Federative Republic of Brazil, 12.5%, 1/5/2016	BRL	250,000	188,623
Government of Canada, 4.5%, 6/1/2015	CAD	350,000	395,479
Government of Ukraine, 144A, 7.75%, 9/23/2020		145,000	150,438
MDC-GMTN BV, 144A, 5.5%, 4/20/2021		200,000	200,455
Republic of Argentina:
Series NY, 8.28%, 12/31/2033		131,728	116,250
Series 1, 8.75%, 6/2/2017		145,000	150,800
Republic of Argentina-Inflation Linked Bond, 5.83%, 12/31/2033	ARS	456	139
Republic of Belarus, REG S, 8.75%, 8/3/2015		145,000	130,500
Republic of Croatia, 144A, 6.375%, 3/24/2021		290,000	301,600
Republic of Greece, 4.5%, 9/20/2037	EUR	1,000,000	614,138
Republic of Lithuania, 144A, 7.375%, 2/11/2020		140,000	162,050
Republic of Peru, 8.75%, 11/21/2033		145,000	197,708
Republic of South Africa, 6.25%, 3/8/2041		250,000	268,125
Republic of Uruguay, 7.625%, 3/21/2036		60,000	75,600
Republic of Venezuela, 7.65%, 4/21/2025		290,000	188,500
Russian Federation, REG S, 7.5%, 3/31/2030		376,184	443,427
Wakala Global Sukuk Bhd., 144A, 4.646%, 7/6/2021 (b)		250,000	249,490
			3,937,322
US Government Sponsored Agency 0.1%
Federal Home Loan Mortgage Corp., 1.125%, 12/15/2011		100,000	100,450
US Treasury Obligations 2.7%
US Treasury Bills:
0.01%***, 9/15/2011 (e)		56,000	55,998
0.135%***, 9/15/2011 (e)		143,000	142,994
		Principal Amount ($) (a)	Value ($)

US Treasury Bonds:
3.875%, 8/15/2040		55,000	50,359
4.25%, 11/15/2040		115,000	112,412
US Treasury Notes:
0.875%, 2/29/2012		1,500,000	1,507,260
3.625%, 2/15/2021		125,000	130,342
			1,999,365
Total Government & Agency Obligations (Cost $7,381,814)			7,467,419

Loan Participations and Assignments 2.8%
Senior Loans** 1.9%
Buffets, Inc., Letter of Credit, First Lien, 7.496%, 4/22/2015		12,198	9,788
Charter Communications Operating LLC:
Replacement Term Loan, 2.19%, 3/6/2014		598	597
Term Loan, 3.5%, 9/6/2016		207,101	206,737
New Term Loan, 7.25%, 3/6/2014		3,106	3,122
Chrysler Group LLC, Term Loan, 6.0%, 5/24/2017		10,000	9,788
Clear Channel Communications, Inc., Term Loan B, 3.836%, 1/28/2016		106,043	90,136
Dunkin' Brands, Inc., Term Loan B, 4.25%, 11/23/2017		69,650	69,678
Ford Motor Co., Term Loan B1, 2.94%, 12/16/2013		79,840	79,905
Hawker Beechcraft Acquisition Co., LLC:
Term Loan, 2.186%, 3/26/2014		160,140	135,156
Letter of Credit, 2.246%, 3/26/2014		9,903	8,358
Roundy's Supermarkets, Inc., Second Lien Term Loan, 10.0%, 4/18/2016		65,000	65,874
Syniverse Technologies, Inc., Term Loan B, 5.25%, 12/21/2017		49,750	50,061
Tomkins LLC, New Term Loan B, 4.25%, 9/29/2016		520,295	521,210
Tribune Co., Term Loan B, LIBOR plus 3.0%, 6/4/2014*		88,875	60,435
VML US Finance LLC:
Term Delay Draw B, 4.69%, 5/25/2012		17,934	17,925
Term Loan B, 4.69%, 5/27/2013		31,049	31,033
			1,359,803
Sovereign Loans 0.9%
Alfa Bank OJSC, 144A, 7.75%, 4/28/2021		200,000	201,760
Gazprom OAO, 144A, 9.25%, 4/23/2019		150,000	187,312
Russian Railways, 5.739%, 4/3/2017		145,000	154,063
		Principal Amount ($) (a)	Value ($)

VTB Bank OJSC, 144A, 6.875%, 5/29/2018		145,000	155,585
			698,720
Total Loan Participations and Assignments (Cost $2,043,329)			2,058,523

Municipal Bonds and Notes 0.4%
Chicago, IL, O'Hare International Airport Revenue, Series B, 6.0%, 1/1/2041		145,000	151,785
Orlando & Orange County, FL, Expressway Authority Revenue, Series C, 5.0%, 7/1/2040		145,000	141,211
Total Municipal Bonds and Notes (Cost $292,404)			292,996

Convertible Bonds 2.6%
Consumer Discretionary 0.2%
Group 1 Automotive, Inc., 144A, 3.0%, 3/15/2020		65,000	81,006
Sonic Automotive, Inc., 5.0%, 10/1/2029		25,000	33,000
Virgin Media, Inc., 6.5%, 11/15/2016		17,000	30,409
			144,415
Consumer Staples 0.3%
AEON Co., Ltd., Series 7, 0.3%, 11/22/2013	JPY	2,000,000	28,073
Archer-Daniels-Midland Co., 0.875%, 2/15/2014		50,000	52,750
Molson Coors Brewing Co., 2.5%, 7/30/2013		40,000	43,900
TEM, Series DG, 4.25%, 1/1/2015	EUR	12,500	10,089
Tyson Foods, Inc., 3.25%, 10/15/2013		30,000	38,700
			173,512
Energy 0.0%
China Petroleum & Chemical Corp., Zero Coupon, 4/24/2014	HKD	70,000	10,322
Financials 0.9%
Billion Express Investments Ltd., 0.75%, 10/18/2015		100,000	116,950
Boston Properties LP, 144A, 3.625%, 2/15/2014		30,000	33,337
Glory River Holdings Ltd., 1.0%, 7/29/2015	HKD	100,000	13,573
Industrivarden AB, REG S, 1.875%, 2/27/2017	EUR	50,000	71,094
Kloeckner & Co. Financial Services SA, 1.5%, 7/27/2012	EUR	100,000	141,535
Lukoil International Finance BV, 2.625%, 6/16/2015		100,000	116,309
NASDAQ OMX Group, Inc., 2.5%, 8/15/2013		40,000	40,150
ORIX Corp., Series 3, 1.0%, 3/31/2014	JPY	5,000,000	77,724
			610,672
		Principal Amount ($) (a)	Value ($)

Health Care 0.4%
Amgen, Inc., Series B, 0.375%, 2/1/2013		50,000	50,187
Dendreon Corp., 2.875%, 1/15/2016		10,000	10,988
Gilead Sciences, Inc., Series C, 144A, 1.0%, 5/1/2014		50,000	55,625
Medtronic, Inc., Series B, 1.625%, 4/15/2013		50,000	51,125
Mylan, Inc., 1.25%, 3/15/2012		20,000	22,250
Shire PLC, 2.75%, 5/9/2014		100,000	116,600
			306,775
Industrials 0.1%
Asahi Glass Co., Ltd., Zero Coupon, 11/14/2014	JPY	5,000,000	66,875
Information Technology 0.5%
Advanced Micro Devices, Inc., 6.0%, 5/1/2015		50,000	50,687
EMC Corp., Series B, 1.75%, 12/1/2013		20,000	35,050
Hitachi Ltd., Series 8, 0.1%, 12/12/2014	JPY	3,000,000	56,363
Intel Corp., 2.95%, 12/15/2035		90,000	93,037
Microsoft Corp., 144A, Zero Coupon, 6/15/2013		60,000	61,350
SanDisk Corp., 1.0%, 5/15/2013		30,000	28,988
Symantec Corp., Series B, 1.0%, 6/15/2013		50,000	60,750
			386,225
Materials 0.0%
Newmont Mining Corp., Series A, 1.25%, 7/15/2014		17,000	22,143
Other Government Related (d) 0.2%
Kreditanstalt fuer Wiederaufbau, 3.25%, 6/27/2013	EUR	100,000	151,613
Total Convertible Bonds (Cost $1,838,487)			1,872,552

Preferred Securities 0.8%
Financials 0.7%
Capital One Capital VI, 8.875%, 5/15/2040		330,000	340,365
USB Capital XIII Trust, 6.625%, 12/15/2039		145,000	149,048
			489,413
Materials 0.1%
Hercules, Inc., 6.5%, 6/30/2029		95,000	80,275
Total Preferred Securities (Cost $527,345)			569,688

	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (Cost $4,000)	4	4,000

	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Buffets Restaurants Holdings, Inc.*	2,318	9,272
Dex One Corp.*	540	1,366
SuperMedia, Inc.*	99	371
Trump Entertainment Resorts, Inc.*	6	110
Vertis Holdings, Inc.*	63	1,118
		12,237
Industrials 0.0%
Congoleum Corp.*	125,000	0
Quad Graphics, Inc.	69	2,681
		2,681
Materials 0.0%
GEO Specialty Chemicals, Inc.*	2,058	1,749
Total Common Stocks (Cost $280,047)		16,667

Preferred Stock 0.1%
Financials
Ally Financial, Inc., Series G, 144A, 7.0% (Cost $99,895)	110	103,386

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	159	5
Materials 0.0%
Hercules Trust II, Expiration Date 3/31/2029*	85	854
Total Warrants (Cost $17,432)		859

	Principal Amount ($) (a)	Value ($)

Call Options Purchased 0.0%
Floating Rate — LIBOR, Effective Date 6/28/2011, Expiration Date 9/28/2011, Cap Rate 3.205% (Cost $6,760)	1,494,000	6,760

Put Options Purchased 0.0%
Floating Rate — LIBOR, Effective Date 6/27/2011, Expiration Date 9/17/2011, Cap Rate 3.178% (Cost $6,723)	1,494,000	6,723

	Shares	Value ($)

Securities Lending Collateral 0.2%
Daily Assets Fund Institutional, 0.13% (f) (g) (Cost $127,606)	127,606	127,606

Cash Equivalents 9.2%
Central Cash Management Fund, 0.11% (f) (Cost $6,720,710)	6,720,710	6,720,710

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $71,582,604)+	99.2	72,612,072
Other Assets and Liabilities, Net	0.8	576,484
Net Assets	100.0	73,188,556

The following table represents bonds and senior loans that are in default:
Securities	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
CanWest LP*	9.25%	8/1/2015	50,000	USD	50,000	8,500
Fontainebleau Las Vegas Holdings LLC*	11.0%	6/15/2015	65,000	USD	65,225	33
Hellas Telecommunications Finance SCA*	8.985%	7/15/2015	109,187	EUR	32,169	95
Radnor Holdings Corp.*	11.00%	3/15/2010	25,000	USD	15,888	3
Tribune Co.*	LIBOR plus 3.0%	6/4/2014	88,875	USD	88,819	60,435
Tropicana Entertainment LLC*	9.625%	12/15/2014	150,000	USD	122,979	75
Wolverine Tube, Inc.*	15.0%	3/31/2012	91,631	USD	91,631	44,212
					466,711	113,353

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

** These securities are shown at their current rate as of June 30, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $71,651,109. At June 30, 2011, net unrealized appreciation for all securities based on tax cost was $960,963. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,499,073 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,538,110.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) When-issued security.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2011 amounted to $122,915, which is 0.2% of net assets.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At June 30, 2011, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FDIC: Federal Deposit Insurance Corp.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

At June 30, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury bond	AUD	9/15/2011	4	455,006	(1,031)
10 Year Canadian Government Bond	CAD	9/21/2011	7	899,922	(6,532)
10 Year Japanese Government Bond	JPY	9/8/2011	3	5,255,823	2,609
2 Year US Treasury Note	USD	9/30/2011	12	2,632,125	6,187
Federal Republic of Germany Euro-Bobl	EUR	9/8/2011	7	1,183,409	2,842
United Kingdom Long Gilt Bond	GBP	9/28/2011	17	3,278,193	3,631
Total net unrealized appreciation					7,706

At June 30, 2011, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year US Treasury Note	USD	9/21/2011	64	7,829,000	50,652
Federal Republic of Germany Euro-Bund	EUR	9/8/2011	7	1,273,753	(3,756)
Federal Republic of Germany Euro-Schatz	EUR	9/8/2011	49	7,642,571	(13,856)
Total net unrealized appreciation					33,040

At June 30, 2011, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (i)		Fixed Cash Flows Received	Underlying Debt Obligation/Quality Rating (h)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
3/21/2011 6/20/2016	120,000	1	5.0%	Ally Financial Corp., 8.3%, 02/12/2015, B+	8,019	6,822	1,197
9/21/2009 12/20/2014	290,000	2	1.0%	Berkshire Hathaway Finance Corp., 4.625%, 10/15/2013, AA	2,384	(7,340)	9,724
3/21/2011 6/20/2016	120,000	2	5.0%	HCA, Inc., 6.375%, 1/15/2015, B-	5,679	4,468	1,211
6/21/2010 9/20/2013	70,000	3	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B+	6,257	858	5,399
6/21/2010 9/20/2015	90,000	4	5.0%	Ford Motor Co., 6.5%, 8/1/2018, B+	9,798	(1,605)	11,403
12/20/2010 3/20/2016	290,000	5	1.0%	Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017, BBB-	(3,915)	(127)	(3,788)
Total net unrealized appreciation							25,146

(h) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

(i) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

At June 30, 2011, open interest rate swaps contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
4/13/2012 4/13/2016	1,500,000	6	Floating — LIBOR	Fixed — 3.04%	45,889	135	45,754
6/23/2012 6/23/2022	2,000,000	6	Fixed — 3.6%	Floating — LIBOR	23,696	(4,222)	27,918
10/28/2010 10/28/2025	140,000	5	Floating — LIBOR	Floating — 4.154%++	(5,443)	—	(5,443)
11/1/2010 11/1/2025	240,000	7	Floating — LIBOR	Floating — 4.123%++	(16,189)	—	(16,189)
11/12/2010 11/12/2025	280,000	5	Floating — LIBOR	Floating — 4.264%++	(10,507)	—	(10,507)
11/15/2010 11/15/2025	280,000	7	Floating — LIBOR	Floating — 4.56%++	(17,356)	—	(17,356)
11/16/2010 11/16/2025	140,000	5	Floating — LIBOR	Floating — 4.56%++	(4,058)	—	(4,058)
11/19/2010 11/19/2025	140,000	7	Floating — LIBOR	Floating — 5.072%++	(8,062)	—	(8,062)
11/23/2010 11/23/2025	70,000	5	Floating — LIBOR	Floating — 4.808%++	(1,633)	—	(1,633)
Total net unrealized appreciation							10,424

++ These interest rate swaps are shown at their current rate as of June 30, 2011.

At June 30, 2011, open total return swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)	Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
4/26/2011 4/26/2012	1,100,000	6.07%	BNP Paribas BPSTAR Enhanced Momentum Index	(236)	—	(236)
5/28/2010 6/1/2012	2,800,000	3.45%	Global Interest Rate Strategy Index	(19,724)	—	(19,724)
Total unrealized depreciation						(19,960)

Counterparties:

1 The Goldman Sachs & Co.

2 JPMorgan Chase Securities, Inc.

3 Citigroup, Inc.

4 Bank of America NA

5 Morgan Stanley

6 BNP Paribas

7 Barclays Bank PLC

At June 30, 2011, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	230,476	EUR	160,000	7/11/2011	1,474	JPMorgan Chase Securities, Inc.
USD	112,998	EUR	79,800	7/11/2011	2,687	Citigroup, Inc.
USD	2,155,617	SEK	13,850,000	7/19/2011	31,561	UBS AG
USD	2,070,374	AUD	1,950,000	7/19/2011	15,906	UBS AG
USD	627,854	EUR	440,000	7/19/2011	9,864	UBS AG
USD	670,574	NZD	830,000	7/19/2011	16,171	UBS AG
USD	81,595	CAD	80,000	7/19/2011	1,313	UBS AG
JPY	30,000,000	USD	374,768	7/21/2011	2,739	UBS AG
USD	285,195	EUR	200,000	8/15/2011	4,941	BNP Paribas
EUR	1,000,000	USD	1,459,200	8/15/2011	8,518	Nomura International PLC
GBP	1,075,000	USD	1,758,978	8/15/2011	32,543	Credit Suisse
Total unrealized appreciation					127,717

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	346,000	USD	498,283	7/11/2011	(3,310)	Citigroup, Inc.
EUR	400,000	USD	571,096	7/19/2011	(9,620)	State Street Bank & Trust Co.
USD	1,083,375	GBP	670,000	7/19/2011	(8,317)	UBS AG
USD	146,712	JPY	11,780,000	7/19/2011	(372)	UBS AG
NOK	2,970,000	USD	538,312	7/19/2011	(11,522)	UBS AG
AUD	1,000,000	USD	1,057,664	7/19/2011	(12,223)	UBS AG
CHF	2,750,000	USD	3,234,868	7/19/2011	(36,391)	UBS AG
EUR	460,000	USD	655,593	7/19/2011	(11,111)	UBS AG
CAD	1,300,000	USD	1,335,573	7/19/2011	(11,682)	UBS AG
NZD	2,250,000	USD	1,824,593	7/19/2011	(37,065)	UBS AG
JPY	39,940,000	USD	494,353	7/19/2011	(1,812)	UBS AG
EUR	200,000	USD	287,459	8/15/2011	(2,678)	BNP Paribas
CAD	236,000	USD	240,733	8/15/2011	(3,767)	BNP Paribas
Total unrealized depreciation					(149,870)

Currency Abbreviations
ARS Argentine Peso
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
EUR Euro
GBP British Pound
HKD Hong Kong Dollar
JPY Japanese Yen
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, credit default swap contracts, interest rate swap contracts, total return swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (j)
Corporate Bonds	$—	$48,853,526	$263,727	$49,117,253
Commercial Mortgage-Backed Securities	—	1,692,192	—	1,692,192
Collateralized Mortgage Obligations	—	2,554,738	—	2,554,738
Government & Agency Obligations	—	7,184,669	282,750	7,467,419
Loan Participations and Assignments	—	2,058,523	—	2,058,523
Municipal Bonds and Notes	—	292,996	—	292,996
Convertible Bonds	—	1,872,552	—	1,872,552
Preferred Securities	—	569,688	—	569,688
Common Stocks (j)	13,690	—	2,977	16,667
Preferred Stock	—	103,386	—	103,386
Warrants (j)	—	—	859	859
Other Investments	—	—	4,000	4,000
Short-Term Investments (j)	6,848,316	—	—	6,848,316
Derivatives (k)	65,921	230,323	13,483	309,727
Total	$6,927,927	$65,412,593	$567,796	$72,908,316
Liabilities
Derivatives (k)	$(25,175)	$(236,866)	$—	$(262,041)
Total	$(25,175)	$(236,866)	$—	$(262,041)

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended June 30, 2011.

(j) See Investment Portfolio for additional detailed categorizations.

(k) Derivatives include value of options purchased, unrealized appreciation (depreciation) on futures contracts, credit default swap contracts, interest rate swap contracts, total return swap contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Corporate Bonds	Government & Agency Obligations	Common Stocks	Warrants	Call Options Purchased	Put Options Purchased	Other Investments	Total	Written Options
Balance as of December 31, 2010	$543,619	$284,461	$1,858	$972	$467	$—	$4,000	$835,377	$(35,163)
Total realized gain (loss)	(229,279)	—	—	—	(53,970)	—	—	(283,249)	(9,135)
Change in unrealized appreciation (depreciation)	240,022	(1,711)	538	(113)	53,993	0	0	292,729	4,423
Amortization premium/discount	4,365	—	—	—	—	—	—	4,365	—
Purchases	274,920	—	581	—	61,220	6,723	—	343,444	70,615
(Sales)	(569,920)	—	—	—	(54,950)	—	—	(624,870)	(30,740)
Transfers into Level 3	—	—	—	—	—	—	—	—	—
Transfers (out) of Level 3	—	—	—	—	—	—	—	—	—
Balance as of June 30, 2011	$263,727	$282,750	$2,977	$859	$6,760	$6,723	$4,000	$567,796	$—
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2011	$14,478	$(1,711)	$538	$(113)	$0	$0	$0	$13,192	$—

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of June 30, 2011 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $64,734,288) — including $122,915 of securities loaned	$65,763,756
Investment in Daily Assets Fund Institutional (cost $127,606)*	127,606
Investment in Central Cash Management Fund (cost $6,720,710)	6,720,710
Total investments in securities, at value (cost $71,582,604)	72,612,072
Cash	57,504
Foreign currency, at value (cost $130,708)	132,842
Deposit with broker for futures contracts	272,434
Receivable for investments sold	521,456
Receivable for Fund shares sold	65,761
Interest receivable	1,069,740
Unrealized appreciation on swap contracts	102,606
Unrealized appreciation on forward foreign currency exchange contracts	127,717
Upfront payments paid on swap contracts	12,283
Foreign taxes recoverable	1,591
Other assets	472
Total assets	74,976,478
Liabilities
Payable upon return of securities loaned	127,606
Payable for investments purchased	952,633
Payable for investments purchased — when-issued securities	305,000
Payable for Fund shares redeemed	8,862
Payable for daily variation margin on open futures contracts	62,154
Unrealized depreciation on swap contracts	86,996
Unrealized depreciation on forward foreign currency exchange contracts	149,870
Upfront payments received on swap contracts	13,294
Accrued management fee	12,747
Other accrued expenses and payables	68,760
Total liabilities	1,787,922
Net assets, at value	$73,188,556
Net Assets Consist of
Undistributed net investment income	2,047,660
Net unrealized appreciation (depreciation) on: Investments	1,029,468
Swap contracts	15,610
Futures	40,746
Foreign currency	(6,171)
Accumulated net realized gain (loss)	(191,536)
Paid-in capital	70,252,779
Net assets, at value	$73,188,556
Class A Net Asset Value, offering and redemption price per share ($73,188,556 ÷ 6,300,090 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.62

* Represents collateral of securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended June 30, 2011 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $1,100)	$2,346,218
Dividends	3,885
Income distributions — Central Cash Management Fund	3,896
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	233
Total income	2,354,232
Expenses: Management fee	202,097
Administration fee	36,745
Services to shareholders	618
Custodian fee	32,345
Audit and tax fees	32,500
Legal fees	7,196
Reports to shareholders	9,682
Trustees' fees and expenses	2,586
Other	22,796
Total expenses before expense reductions	346,565
Expense reductions	(56,527)
Total expenses after expense reductions	290,038
Net investment income (loss)	2,064,194
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,289,353
Swap contracts	(110,227)
Futures	127,344
Written options	(9,135)
Foreign currency	(544,033)
753,302
Change in net unrealized appreciation (depreciation) on: Investments	(1,136,978)
Swap contracts	270,344
Futures	136,046
Written options	4,423
Foreign currency	(15,095)
(741,260)
Net gain (loss)	12,042
Net increase (decrease) in net assets resulting from operations	$2,076,236

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2011 (Unaudited)	Year Ended December 31, 2010
Operations: Net investment income	$2,064,194	$4,195,261
Net realized gain (loss)	753,302	2,382,740
Change in net unrealized appreciation (depreciation)	(741,260)	522,516
Net increase (decrease) in net assets resulting from operations	2,076,236	7,100,517
Distributions to shareholders from: Net investment income: Class A	(4,074,552)	(4,806,010)
Fund share transactions: Class A Proceeds from shares sold	3,807,805	11,245,997
Reinvestment of distributions	4,074,552	4,806,010
Payments for shares redeemed	(8,402,339)	(16,514,815)
Net increase (decrease) in net assets from Class A share transactions	(519,982)	(462,808)
Increase (decrease) in net assets	(2,518,298)	1,831,699
Net assets at beginning of period	75,706,854	73,875,155
Net assets at end of period (including undistributed net investment income of $2,047,660 and $4,058,018, respectively)	$73,188,556	$75,706,854
Other Information
Class A Shares outstanding at beginning of period	6,329,747	6,362,456
Shares sold	320,957	957,272
Shares issued to shareholders in reinvestment of distributions	348,849	420,473
Shares redeemed	(699,463)	(1,410,454)
Net increase (decrease) in Class A shares	(29,657)	(32,709)
Shares outstanding at end of period	6,300,090	6,329,747

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended December 31,
Class A	Six Months Ended 6/30/11 (Unaudited)		2010		2009		2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$11.96		$11.61		$10.03		$11.70		$11.80		$11.50
Income (loss) from investment operations: Net investment incomea	.33		.66		.63		.55		.63		.62
Net realized and unrealized gain (loss)	.01		.47		1.50		(1.38)		(.01)		.36
Total from investment operations	.34		1.13		2.13		(.83)		.62		.98
Less distributions from: Net investment income	(.68)		(.78)		(.55)		(.69)		(.72)		(.57)
Net realized gains	—		—		—		(.15)		—		(.11)
Total distributions	(.68)		(.78)		(.55)		(.84)		(.72)		(.68)
Net asset value, end of period	$11.62		$11.96		$11.61		$10.03		$11.70		$11.80
Total Return (%)	2.83	b**	10.05	b	22.73	b	(7.75	)b	5.43	b	8.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	73		76		74		73		100		86
Ratio of expenses before expense reductions (%)	.94	*	.95		.86		.89		.84		.85
Ratio of expenses after expense reductions (%)	.79	*	.86		.80		.87		.83		.85
Ratio of net investment income (%)	5.62	*	5.62		5.96		5.06		5.50		5.47
Portfolio turnover rate (%)	97	**	167		370		234		147		143
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Strategic Income VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued based upon a price provided by the broker-dealer with which the option, was traded and are generally categorized as Level 3.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. The Fund invests in Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At December 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $543,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017, the expiration date, whichever occurs first.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions of net investment income of the Fund, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Interest Rate Swap Contracts. The value of the Fund's underlying bond investments is subject to interest rate risk. As interest rates increase, the value of the Fund's fixed rate bonds may fall. The longer the duration of the Fund's securities, the more sensitive the Fund will be to interest rate changes. For the six months ended June 30, 2011, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of June 30, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2011, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from approximately $2,540,000 to $4,790,000.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the six months ended June 30, 2011, the Fund sold credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of June 30, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2011, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from approximately $740,000 to $2,370,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the six months ended June 30, 2011, the Fund entered into total return swap transactions to enhance potential gain. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open total return swap contracts as of June 30, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2011, the investment in total return swap contracts had a total notional amount generally indicative of a range from approximately $2,800,000 to $3,900,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if the option is exercised. Interest rate options are comprised of multiple European style options that have periodic exercise dates within the terms of the contract. For the six months ended June 30, 2011, the Fund entered into purchased option contracts on interest rates in order to hedge portfolio assets against potential adverse interest rate movements.

The liability representing the Fund's obligation under an exchange-traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires, exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There are no open written option contracts as of June 30, 2011. A summary of the open purchased option contracts as of June 30, 2011 is included in the Fund's Investment Portfolio. For the six months ended June 30, 2011, the Fund's investment in purchased option contracts had a total value generally indicative of a range from $0 to approximately $13,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended June 30, 2011, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. The Fund enters into futures contracts on fixed-income securities, including on financial indices and security indices, as part of its global tactical asset allocation overlay strategy. For the six months ended June 30, 2011, as part of this strategy, the Fund used futures contracts to attempt to take advantage of short-term and medium-term inefficiencies within the global equity and bond markets.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2011, is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $13,704,000 to $32,102,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $10,173,000 to $21,385,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended June 30, 2011, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the six months ended June 30, 2011, as part of this strategy, the Fund used forward currency contracts to gain exposure to changes in the value of foreign currencies to attempt to take advantage of inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of June 30, 2011, is included in a table following the Fund's Investment Portfolio. For the six months ended June 30, 2011, the investment in forward currency contracts short vs. US dollars had a total contract value generally indicative of a range from approximately $13,330,000 to $14,346,000, and the investment in forward currency contracts long vs. US dollars had a total contract value generally indicative of a range from approximately $7,465,000 to $11,548,000.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$13,483	$—	$73,672	$65,921	$153,076
Credit Contracts (b)	—	—	28,934	—	28,934
Foreign Exchange Contracts (c)	—	127,717	—	—	127,717
	$13,483	$127,717	$102,606	$65,921	$309,727

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Investments in securities, at value (includes purchased options) and unrealized appreciation on swap contracts

(c) Unrealized appreciation on forward foreign currency exchange contracts
Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$—	$(83,208)	$(25,175)	$(108,383)
Credit Contracts (b)	—	(3,788)	—	(3,788)
Foreign Exchange Contracts (c)	(149,870)	—	—	(149,870)
	$(149,870)	$(86,996)	$(25,175)	$(262,041)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized depreciation on swap contracts

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended June 30, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$—	$—	$—	$28,637	$28,637
Interest Rate Contracts (a)	(53,970)	(9,135)	—	(111,648)	98,707	(76,046)
Credit Contracts (a)	—	—	—	1,421	—	1,421
Foreign Exchange Contracts (b)	—	—	(517,128)	—	—	(517,128)
	$(53,970)	$(9,135)	$(517,128)	$(110,227)	$127,344	$(563,116)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$—	$—	$—	$(31,298)	$(31,298)
Interest Rate Contracts (a)	53,993	4,423	—	242,486	167,344	468,246
Credit contracts (a)	—	—	—	27,858	—	27,858
Foreign Exchange Contracts (b)	—	—	(18,822)	—	—	(18,822)
	$53,993	$4,423	$(18,822)	$270,344	$136,046	$445,984

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the six months ended June 30, 2011, purchases and sales of investment transactions (excluding short-term investments and US Treasury obligations) aggregated $61,616,899 and $67,254,088, respectively. Purchases and sales of US Treasury obligations aggregated $5,461,107 and $8,433,177, respectively.

For the six months ended June 30, 2011, transactions for written options on interest rate swaps were as follows:
	Contract Amount	Premiums
Outstanding, beginning of period	29,000,000	$30,740
Options written	29,000,000	30,740
Options closed	(58,000,000)	(61,480)
Outstanding, end of period	—	$—

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") serves as subadvisor to the Fund. As subadvisor to the Fund, QS Investors manages the assets attributable only to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
$0-$250 million	.550%
next $750 million	.520%
next $1.5 billion	.500%
next $2.5 billion	.480%
next $2.5 billion	.450%
next $2.5 billion	.430%
next $2.5 billion	.410%
over $12.5 billion	.390%

For the period from January 1, 2011 through September 30, 2011, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.78%.

Accordingly, for the six months ended June 30, 2011, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $56,473, and the amount charged aggregated $145,624, which was equivalent to an annualized effective rate of 0.40% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended June 30, 2011, the Administration Fee was $36,745, of which $6,008 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2011, the amounts charged to the Fund by DISC aggregated $54, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $5,513, of which $1,982 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Ownership of the Fund

At June 30, 2011, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 59% and 39%.

H. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2011.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2SI-3 (R-023302-1 8/11)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Variable Series II

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 18, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	August 18, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 18, 2011